UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Rebecca A. Paulzine, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1. Report to Stockholders

Thrivent Investment Management®

Thrivent Mutual Funds

Semiannual Report
April 30, 2010

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Dear Shareholder:

The six-month period ended April 30, 2010, proved rewarding for investors as the U.S. economy and financial markets sprang back from early 2009 lows. In this letter, I will offer some comments in review of the period, as well as outline what we believe to be key topics in forming an outlook through the end of 2010.

A brief review on the economy

The U.S. economy expanded during the reporting period, with fourth quarter 2009 gross domestic product rising 5.6% and signs pointing to a continued improvement in economic growth during first quarter 2010 (initial reading: 3.2%).1 Stronger economic conditions were spurred by improvement in consumer spending patterns and overall confidence, along with signs of modest stabilization in the nation’s housing markets.

The U.S. employment picture was a mixed bag, as month after month of net job losses finally turned positive (net job creation) in the spring months, but the pace and extent of job recovery remained in question. Initial claims for unemployment benefits, a leading indicator of the employment market, were (and continue to be) volatile with no clear trend emerging.

Inflation did not register to any significant degree, allowing the Federal Reserve Open Markets Committee (FOMC) to keep its target federal funds rate at a range of zero to 0.25% throughout the period. There are two sides of the coin with regard to today’s historically low interest rate environment. Low interest rates are supportive of economic growth, as companies and individuals can finance business plans or service debt at lower cost. But yields on conservative accounts and products (such as bank savings deposit, money market and fixed account rates) are also extremely low and can prove discouraging for low risk-taking savers and investors.

A brief review on the markets

Stock prices increased during the six-month period ended April 30, 2010, as the economic expansion accelerated and corporate earnings consistently beat consensus estimates. Gains were highest in the more aggressive asset categories: Small-company U.S. stocks, as measured by the Russell 2000® Index, returned 28.17% versus large-company U.S. stocks, which returned 15.66%, using the S&P 500 Index as a proxy. The value and growth styles of equities performed roughly in line with one another: The Russell 1000® Growth Index had a 15.79% total return, and the Russell 1000® Value Index had a 17.77% return.

Overseas equity returns were more muted than previous years, as the rising fortunes of the U.S. dollar versus the euro (along with economic weakness and deteriorating credit conditions in Europe) led to lower comparable gains. The MSCI EAFE Index, a common benchmark for large, higher-quality international stocks, returned a modest 2.68% over the period. Emerging markets, with fewer financial problems and account surpluses, outperformed developed markets as exhibited by the MSCI Emerging Markets Index’s 12.39% return.

With regard to the bond markets, benign inflation levels and a snap-back in corporate and mortgage-backed bond prices ushered in solid returns for fixed-income investors. The broad proxy for the U.S. bond market, the Barclays Capital Aggregate Bond Index, produced a 2.54% total return for the six-month period ended April 30, 2010, while more aggressive indexes that typically accent more, and lower-quality corporate bond holdings performed well. The Barclays Capital U.S. Corporate High Yield Bond Index, buoyed by much improved business conditions and investor appetite for higher-yielding investments, added a lofty 11.70% return over the same period.

Outlook

Some improvement in the economy is certainly visible. We are no longer losing jobs, and the financial system has emerged from a very troubling credit crisis (perhaps worse for wear, but intact). Additionally, the U.S. consumer appears to have weathered the worst of the storm, according to a rise in spending patterns and overall confidence. Summed up, economic growth is positive and the market recovery over the six-month period reflects stronger fundamental underpinnings than we saw a year earlier. Why then are so many investors and citizens wary of the current economic picture and the potential of our nation’s financial markets?

I would venture that a level of caution may be warranted and cite several thorny issues that may be important for future growth and confidence. Let us start with our current economic views and employment in particular.

Jobs: In 2008 and 2009, the U.S. economy shed more than 5 million jobs as the recession took root. That trend has begun to shift with a gain of 290,000 jobs created in April of 2010.2 But even on top of slighter employment gains in February and March, our economy will likely have to string together many months of strong job additions (as seen in April) to continue the pace of economic growth and stock market returns we would like to see.

I believe the best one can say for the current employment picture is that lay-off notices have slowed but new hiring has yet to take off. With an April unemployment rate of 9.9%,3 we expect new job creation to dominate political and economic debate this summer and into election season. The road to a robust recovery in employment will likely be long.

Debt: Global debt has also been in the news and will likely be a key consideration for international markets into the foreseeable future. The situation in Europe, and Greece in particular, holds potential lessons for many countries, including our own. With very high spending and tax rates, combined with economic growth rates that are roughly a third less than the U.S., some European countries have a significant challenge in reducing debt levels and spending. How and when they go about addressing this problem may have a meaningful impact on international and domestic markets.

Many investors question how a small country like Greece can have such a bearing on international markets. Greece, like any developed country, issues debt to fund its budget deficit and spending. Banks and other financial institutions buy this debt in exchange for a return or yield that compensates them for potential defaults. When the debt, or bonds, drop dramatically in price due to concerns over Greece’s finances, shares in companies that own the debt drop in turn. The value of the euro drops as confidence wavers in the European Union’s ability to back Greece and the amount of money it will take to stabilize the Greek economy. Now other countries in the European Union are forced to take on additional debt. And what if Greece is only one of several countries in the European Union with emerging budget issues? It’s not a stretch to see how the cycle could repeat in other countries—my strategy team is following this topic closely.

Here in the United States, debt is also looming over the economy and markets. We, too, have to artfully balance our current deficit with spending, tax policy and spending reductions. How quickly and skillfully this is addressed will have a profound effect on future economic growth and market returns.

Trust: Some financial institutions and professionals have badly tarnished our industry’s reputation. For the first time in my career, I fight a wince when asked what I do for a living. This pains me because I take great pride in the work Thrivent Financial does in support of our investors and members, and I know how strongly my colleagues share this mission—as well as our overall commitment to doing what is right for our investors and members. I also greatly enjoy the investment management business and believe deeply in the power and long-term opportunity of the U.S. economy and financial markets.

Recent findings of the Chicago Booth/Kellogg School Financial Trust Index showed that only 23% of Americans trust the nation’s financial system.4 No surprise here as the nation just went through a devastating credit crisis, saw some major financial institutions implode and require government assistance and investment, and endured a severe pullback in the stock market from which we continue to recover.

Potential remedies for some of what infected the financial system are already swirling around regulatory agencies and Capitol Hill. Complex securities, such as credit-default swaps (villainized by the media and post-crisis critics), can play an important role in good risk management and should be regulated out of existence. Instead, the overall market for such instruments should probably be smaller and open to more transparent trading. While this might lower profitability for some market players, it may bring about greater liquidity, safety and more trust in the financial system.

Another commonly cited problem is incentive pay structures for key financial executives that sometimes rewarded short-term and excessive risk-taking over long-term, stable results. This, too, can probably be addressed without government-mandated pay structures. As one example, in order to structure compensation so it provides more appropriate incentives, boards of directors could require more compensation be paid in restricted stock that would tie the executive to the company’s longer-term results rather short-run success.

When considering financial markets and trust in the financial system, what’s perhaps most relevant to you is a fear of a stock market decline. At Thrivent Financial, we believe strongly in including stocks as part of a long-term accumulation or retirement strategy. The allocation to stocks depends on several factors, including (among others) an individual’s risk tolerance, time horizon until the money is needed, whether one needs access to the money at a given time and the individual’s other investments or savings. Stocks, or equities, can provide long-term growth as well as serve as an effective hedge against inflation—two critical attributes for accumulating enough and not outliving one’s assets.

If fear of the stock market keeps you sleepless at night, it’s time to sit down with a Thrivent Financial registered representative. He or she can help build a strategy that balances your personal appetite for risk with the goals you have for your investment. Thrivent Financial has many tools and product solutions that can help. Let us know if we can help in any way, and thank you for continuing to place your trust with us.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

1 U.S. Department of Commerce, Bureau of Economic Analysis

2 Bureau of Labor Statistics

3 Bureau of Labor Statistics

4 March 30, 2010, Chicago Booth/Kellogg School Financial Trust Index, a quarterly look at Americans’ trust in the nation’s financial system

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Aggressive Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Aggressive Allocation Fund achieved a return of 15.89%, compared with the median return of 15.86% for the Lipper Multicap Core peer group. The S&P 500 Index achieved a return of 15.66%, while the Barclays Capital Aggregate Bond Index earned 2.54%.

What factors affected the Fund’s performance?

When comparing the Fund’s performance to the S&P 500 Index, keep in mind that the Fund averaged about 77% of its investments in equities (not 100% like the Index) and the remainder in fixed-income assets, following our long-term strategic allocations. Within each of the respective segments, subaccount allocations in the equity segment were a positive factor for performance as we were generally overexposed to domestic asset classes with more moderate allocations to non-U.S. equity segments—and U.S. equities outperformed most non-U.S. segments. Europe, Australasia and Far East (EAFE) returns were limited most by weakness in both the euro and the British pound over the period. Emerging market returns were limited by a correction in Chinese stock prices as China’s policy makers began programs to slow an overheated property and banking sector. Because China had been the source of strong demand for many natural resource-based economies, those markets adjusted in sympathy. In both cases, returns were relatively flat versus rather strong returns to U.S. asset segments. Our exposure to small- and mid-cap domestic companies was favorable, outpacing returns of both the S&P 500 Index and overseas markets. Small- and mid-sized companies tend to benefit from a recovering domestic economy, particularly in the credit markets.

Our fixed-income exposure also contributed favorably to return. For example, our bias toward credit helped, as it outperformed the highest quality U.S. Treasuries—a pattern that has been in place since late 2008.

What is your outlook?

Since the equity markets’ bottom in early 2009, all of the major indexes have achieved extraordinary returns, buttressed by optimistic forecasts of a sustained economic recovery, reduced interest rates, strong public credit market recovery and a recovery in corporate profits. Fixed-income markets have staged an equally impressive recovery, and the capital markets are largely functioning in a normal fashion. We believe the recovery will be sustained, but that

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Fund	11.2%
Thrivent Partner Small Cap Growth Fund	8.1%
Thrivent Large Cap Growth Fund	6.9%
Thrivent Large Cap Stock Fund	6.4%
Thrivent Mid Cap Growth Fund	6.0%
Thrivent Large Cap Value Fund	5.8%
Thrivent Mid Cap Stock Fund	5.7%
Thrivent Partner Worldwide Allocation Fund	4.4%
Thrivent Small Cap Stock Fund	4.3%
Thrivent Partner Mid Cap Value Fund	3.7%

These securities represent 62.5% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

both the equity and fixed-income markets have discounted much of the near-term good news. A sustained recovery and good profit outlook are prerequisites for validating and continuing the market advances. Interest rate differentials of the best segments of the credit markets reflect an optimistic outlook for credit quality. While fundamentals appear to be improving, the recent events in Greece and the euro area have reminded investors that risks are still elevated when compared to a more traditional economic recovery.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	TAAAX	TAAIX
Transfer Agent ID	038	468
Net Assets	$424,929,801	$74,378,436
NAV	$10.14	$10.19
NAV - High†	4/23/2010 - $10.42	4/23/2010 - $10.48
NAV - Low†	11/2/2009 - $8.85	11/2/2009 - $8.91
Number of Holdings: 273
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	38.16%	3.52%
with sales charge	30.57%	2.32%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	38.66%	3.89%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately Aggressive Allocation Fund
Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers The Fund seeks long-term capital growth.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

Thrivent Moderately Aggressive Allocation Fund achieved a return of 13.62%, compared with the median return of 11.11% for the Lipper Mixed-Asset Target Allocation Growth peer group. The S&P 500 Index achieved a return of 15.66%, while the Barclays Capital Aggregate Bond Index earned 2.54%.

What factors affected the Fund’s performance?

When comparing the Fund’s performance to the S&P 500 Index, keep in mind that the Fund averaged about 77% of its investments in equities (not 100% like the Index) and the remainder in fixed-income assets, following our long-term strategic allocations. Within each respective segment, subaccount allocations in equities were a positive factor for performance, representing overexposure to domestic asset classes and moderate allocations to non-U.S. equities. Moreover, U.S. equities outperformed most non-U.S. segments. Europe, Australasia and Far East (EAFE) returns were limited mainly by weakness in both the euro and the British pound over the period. Emerging-market returns were limited by a correction in Chinese stock prices as China’s policy makers began programs to slow an overheated property and banking sector. Because China had been the source of strong demand for many natural resource-based economies, those markets adjusted in sympathy. In both cases, returns were relatively flat versus rather strong returns to U.S. asset segments. Our exposure to small- and mid-cap domestic companies was favorable, outpacing returns of both the S&P 500 Index and overseas markets. Small- and mid-sized companies tend to benefit from a recovering domestic economy, particularly in the credit markets.

Our fixed-income exposure also contributed favorably to return. For example, our bias toward credit helped, as it outperformed the highest quality U.S. Treasuries—a pattern that has been in place since late 2008.

What is your outlook?

Since the equity markets’ bottom in early 2009, all of the major indexes have achieved extraordinary returns, buttressed by optimistic forecasts of a sustained economic recovery, reduced interest rates, a strong public credit market recovery and a recovery in corporate profits. Fixed-income markets have staged an equally impressive recovery, and the capital markets are largely functioning in a normal fashion. We believe the recovery will be sustained,

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Partner International Stock Fund	8.4%
Thrivent Large Cap Value Fund	8.3%
Thrivent Income Fund	7.4%
Thrivent Large Cap Growth Fund	6.5%
Thrivent Large Cap Stock Fund	6.1%
Thrivent Partner Worldwide Allocation Fund	5.4%
Thrivent Mid Cap Stock Fund	5.3%
Thrivent High Yield Fund	5.1%
Thrivent Limited Maturity Bond Fund	4.0%
Thrivent Partner Mid Cap Value Fund	3.9%

These securities represent 60.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

but that both the equity and fixed-income markets have discounted much of the near-term good news. A sustained recovery and good profit outlook are prerequisites for validating and continuing the market advances. Interest rate differentials of the best segments of the credit markets reflect an optimistic outlook for credit quality. While fundamentals appear to be improving, the recent events in Greece and the euro area have reminded investors that risks are still elevated when compared to a more traditional economic recovery.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	TMAAX	TMAFX
Transfer Agent ID	037	467
Net Assets	$1,061,600,882	$79,853,770
NAV	$10.35	$10.40
NAV - High†	4/23/2010 - $10.57	4/23/2010 - $10.63
NAV - Low†	11/2/2009 - $9.29	11/2/2009 - $9.35
Number of Holdings: 297
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	36.50%	3.83%
with sales charge	28.96%	2.63%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	36.99%	4.18%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderate Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad,
CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Moderate Allocation Fund achieved a return of 11.51%, compared with the median return of 9.51% for its Lipper Mixed-Asset Target Allocation Moderate peer group. The S&P 500 Index achieved a return of 15.66%, while the Barclays Capital Aggregate Bond Index earned 2.54%.

What factors affected the Fund’s performance?

When comparing the Fund’s performance to the S&P 500 Index, keep in mind that the Fund (unlike the Index) is not fully invested in equities. Within each of the respective segments, subaccount allocations in the equity segment were a positive factor for performance as we were generally overexposed to domestic asset classes with more moderate allocations to non-U.S. equity segments—and U.S. equities outperformed most non-U.S. segments. Europe, Australasia and Far East (EAFE) returns were limited most by weakness in both the euro and the British pound over the period. Emerging market returns were limited by a correction in Chinese stock prices, as China’s policy makers began programs to slow an overheated property and banking sector. Because China had been the source of strong demand for many natural resource-based economies, those markets adjusted in sympathy. In both cases, returns were relatively flat versus rather strong returns to U.S. asset segments. Our exposure to small- and mid-cap domestic companies was favorable, outpacing returns of both the S&P 500 Index and overseas markets. Mid and small caps tend to benefit from a recovering domestic economy, particularly in the credit markets.

Our fixed-income exposure also contributed favorably to return. For example, our bias toward credit helped, as it outperformed the highest quality U.S. Treasuries—a pattern that has been in place since late 2008.

What is your outlook?

Since the equity markets’ bottom in early 2009, all of the major indexes have achieved extraordinary returns, buttressed by optimistic forecasts of a sustained economic recovery, reduced interest rates, a strong public credit market recovery and a recovery in corporate profits. Fixed-income markets have staged an equally impressive recovery and the capital markets are largely functioning in a normal fashion. We believe the recovery

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	15.0%
Thrivent Income Fund	14.3%
Thrivent Large Cap Value Fund	7.7%
Thrivent Partner International Stock Fund	5.6%
Thrivent Large Cap Growth Fund	5.2%
Thrivent High Yield Fund	5.1%
Thrivent Partner Worldwide Allocation Fund	4.0%
Thrivent Mid Cap Stock Fund	3.3%
Thrivent Large Cap Stock Fund	3.3%
Thrivent Real Estate Securities Fund	3.1%

These securities represent 66.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

will be sustained, but that both the equity and fixed-income markets have discounted much of the near-term good news. A sustained recovery and good profit outlook are prerequisites for validating and continuing the market advances. Interest rate differentials of the best segments of the credit markets reflect a very optimistic outlook for credit quality. While fundamentals appear to be improving, the recent events in Greece and the euro area have reminded investors that risks are still elevated when compared to a more traditional economic recovery.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	THMAX	TMAIX
Transfer Agent ID	036	466
Net Assets	$1,068,127,825	$47,530,639
NAV	$10.42	$10.44
NAV - High†	4/23/2010 - $10.58	4/23/2010 - $10.60
NAV - Low†	11/2/2009 - $9.48	11/2/2009 - $9.50
Number of Holdings: 299
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	32.55%	4.30%
with sales charge	25.23%	3.09%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	33.05%	4.63%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Moderately Conservative Allocation Fund

Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad,
CFA (far right), Portfolio Co-Managers

The Fund seeks long-term capital growth while providing reasonable stability of principal.

The Fund’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Fund’s total return, given its allocation to equity securities. Another risk of investing in the Fund is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Fund is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Moderately Conservative Allocation Fund achieved a return of 8.73%, compared with the median return of 7.34% for its Lipper Mixed-Asset Target Allocation Conservative peer group. The S&P 500 Index achieved a return of 15.66%, while the Barclays Capital Aggregate Bond Index earned 2.54%.

What factors affected the Fund’s performance?

When comparing the Fund’s performance to the S&P 500 Index, keep in mind that the Fund (unlike the Index) is not fully invested in equities. Allocations to the equity segment were a positive factor for performance. We were generally overexposed to domestic asset classes and more moderate among non-U.S. equity segments, which proved successful, as U.S. equities outperformed most non-U.S. segments. Europe, Australasia and Far East (EAFE) returns were limited most by weakness in the euro and the British pound. Emerging-market returns were limited by a correction in Chinese stock prices, as China’s policy makers began programs to slow an overheated property and banking sector. Because China had been the source of strong demand for many natural resource-based economies, those markets adjusted in sympathy. In both cases, returns were relatively flat versus rather strong returns to U.S. asset segments. Our exposure to small- and mid-cap domestic companies was favorable, outpacing returns of both the S&P 500 Index and overseas markets. Mid and small caps tend to benefit from a recovering domestic economy, particularly in the credit markets.

Our fixed-income exposure also contributed favorably to return. For example, our bias toward credit helped, as it outperformed the highest-quality U.S. Treasuries—continuing a pattern from late 2008.

What is your outlook?

Since the equity markets’ bottom in early 2009, all of the major indexes have achieved extraordinary returns, buttressed by optimistic forecasts of a sustained economic recovery, reduced interest rates, a strong public credit market recovery and a recovery in corporate profits. Fixed-income markets have staged an equally impressive recovery, and the capital markets are largely functioning

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Thrivent Limited Maturity Bond Fund	30.9%
Thrivent Income Fund	13.2%
Thrivent Large Cap Value Fund	6.3%
Thrivent High Yield Fund	5.0%
Thrivent Partner Worldwide Allocation Fund	3.4%
Thrivent Partner International Stock Fund	3.3%
Thrivent Large Cap Growth Fund	2.6%
Thrivent Partner Mid Cap Value Fund	2.5%
Thrivent Government Bond Fund	2.0%
Thrivent Partner Small Cap Value Fund	1.9%

These securities represent 71.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition illustrates market exposure of all asset classes, including derivatives.

The list of Top 10 Holdings excludes short-term investments.

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

in a normal fashion. We believe the recovery will be sustained, but that both the equity and fixed-income markets have discounted much of the near-term good news. A sustained recovery and good profit outlook are a prerequisite for validating and continuing market advances. Interest rate differentials of the best segments of the credit markets reflect a very optimistic outlook for credit quality. While fundamentals appear to be improving, the recent events in Greece and the euro area have reminded investors that risks are still elevated when compared to a more traditional economic recovery.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	TCAAX	TCAIX
Transfer Agent ID	035	465
Net Assets	$459,808,768	$18,511,492
NAV	$10.48	$10.51
NAV - High†	4/23/2010 - $10.58	4/23/2010 - $10.61
NAV - Low†	11/2/2009 - $9.79	11/2/2009 - $9.81
Number of Holdings: 292
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	25.82%	4.44%
with sales charge	18.87%	3.23%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	26.19%	4.74%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, the S&P 500 Index and the Barclays Capital Aggregate Bond Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in those Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner Small Cap Growth Fund

Subadvised by Turner Investment Partners, Inc. The Fund seeks long-term growth of capital.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Partner Small Cap Growth Fund earned a return of 29.24%, as compared with the median return of its peer group, the Lipper Small Cap Growth category, of 25.17%. The Fund’s market benchmark, the Russell 2000® Growth Index, earned a return of 25.49%.

What factors affected the Fund’s performance?

All nine of the Fund’s economic sectors posted significant double-digit gains, led by energy and consumer discretionary. The utility sector, which rallied the least, still posted a healthy gain. On a relative basis, seven of the nine sectors beat their corresponding index sectors. Contributing the most to relative performance were holdings in the health care sector, while detracting the most was the consumer staples sector.

Health care holdings contributed to the results, as the uncertainty of health care reform was removed when Congress passed the much-awaited health care reform bill. The Fund’s biotech holdings added the most to results. Strong stock selection was illustrated by holdings in OSI Pharmaceuticals Inc. and InterMune Inc. As a whole, biotech stocks should continue to perform strongly as credit and money flow begin to ease. And this, in turn, should lead to increased activity.

A few of the Fund’s consumer staples stocks came under pressure during the period, detracting from relative results. Schweitzer-Mauduit International Inc. fell sharply after there were concerns raised over its relationship with Philip Morris and the role that Schweitzer-Mauduit serves as the sole supplier of the co-developed, on-line banded cigarette paper technology used to produce low ignition propensity (LIP) cigarettes. The Fund’s exposure to specialty food/candy also hampered performance, including a negative return for the period from Lance Inc.

What is your outlook?

In our view, the stock market’s prospects remain favorable. We believe the current bull market could continue for some time to come, as long as the economy continues to expand and earnings hold up, both of which we think are probable. On the economy, U.S. gross domestic product (GDP) rose during the first quarter, the third straight quarter of growth, helped by stronger consumer spending, which rose to a three-year high. Also, the National Association of Realtors said that sales of existing homes in March rose above expectations. And March chain-store sales rose year-over-year,

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Netlogic Microsystems, Inc.	1.6%
Solutia, Inc.	1.3%
Plexus Corporation	1.3%
Teradyne, Inc.	1.3%
Blue Coat Systems, Inc.	1.2%
AMERIGROUP Corporation	1.2%
Atheros Communications, Inc.	1.2%
Ariba, Inc.	1.2%
Genesee & Wyoming, Inc.	1.2%
ArvinMeritor, Inc.	1.1%

These securities represent 12.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

indicating that formerly cautious consumers were beginning to buy apparel and other merchandise more freely. As for earnings, the first quarter marked the fifth straight period that S&P 500 earnings (in aggregate) exceeded analysts’ projections, following six straight quarters of negative surprises in 2007 and 2008.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	TPSAX	TPGIX
Transfer Agent ID	063	463
Net Assets	$17,184,005	$95,416,099
NAV	$10.74	$10.91
NAV - High†	4/23/2010 - $11.17	4/23/2010 - $11.36
NAV - Low†	11/2/2009 - $8.34	11/2/2009 - $8.46
Number of Holdings: 200
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	47.73%	2.46%
with sales charge	39.66%	1.27%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	48.44%	2.83%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index, and the Russell 2000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Growth Index is an index comprised of companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Small Cap Value Fund

Subadvised by T. Rowe Price Associates, Inc. The Fund seeks long-term capital appreciation.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Partner Small Cap Value Fund earned a return of 28.02%, compared with a median return of 28.02% for its Lipper Small Cap Value peer group. The Fund’s market benchmark, the Russell 2000® Value Index, returned 30.66%.

What factors affected the Fund’s performance?

Stock selection in the consumer discretionary sector was the largest detractor from relative performance. While many firms in this segment face strong headwinds from high unemployment and poor consumer sentiment, valuations are below historical norms, and we remain confident in the long-term potential of many of our holdings. Matthews International has lagged the market over the past year, but we believe it is positioned to benefit from an economic recovery. Shares of specialty retailer Stein Mart struggled with disappointing sales trends, but we think the company stands on solid ground.

The materials sector was another area of relative weakness due to stock selection, though the impact was more modest. Disappointing holdings in this group included recycling firm Sims Metal Management and consumer product-dispenser maker AptarGroup. Aptar posted a healthy double-digit return during the six-month period but trailed both the sector and the benchmark as a whole.

On a more positive note, the Fund’s sector positioning was broadly beneficial compared with the benchmark and helped mitigate our modest underperformance. More specifically, we had relatively good results with stock selection in the financials group. This included strong results for commercial bank holdings including Western Alliance Bancorp, East West Bancorp, and Sandy Spring Bancorp.

What is your outlook?

The economic expansion that began last summer appears to be on solid footing, and we believe corporate profits are likely to keep growing at a healthy clip. If we perceive one cloud on the horizon, it may be that investors come to value those profits less. Price/earnings ratios, which are somewhat elevated, could prove vulnerable to concerns about the yawning U.S. deficit.

We continue to focus on the impact of growth in China and India, which is having ripple effects across even the domestically oriented small-cap value investment universe. The growing production power of these emerging nations

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Whiting Petroleum Corporation	2.3%
Aaron’s, Inc.	1.9%
ProAssurance Corporation	1.7%
Kirby Corporation	1.4%
Owens & Minor, Inc.	1.3%
Penn Virginia Corporation	1.3%
Beacon Roofing Supply, Inc.	1.3%
AptarGroup, Inc.	1.2%
Ares Capital Corporation	1.2%
Clearwater Paper Corporation	1.1%

These securities represent 14.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

is stressing the world’s energy supply, as well as the capacity of producers of commodities such as gold, platinum and iron.

While the emerging world’s growth brings with it the potential for commodity-based inflation and other problems, it also holds potential for U.S. suppliers of a range of resources and products. Our small but overweighted positions in energy and materials firms, along with our longstanding emphasis on the industrial sector, reflect our conviction that growth in emerging markets offers a compelling long-term opportunity for our shareholders.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	AALVX	TPSIX
Transfer Agent ID	032	099
Net Assets	$75,628,533	$166,581,616
NAV	$14.38	$15.04
NAV - High†	4/29/2010 - $14.80	4/29/2010 - $15.48
NAV - Low†	11/4/2009 - $11.21	11/4/2009 - $11.75
Number of Holdings: 173
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	From Inception 7/17/2001
without sales charge	51.25%	8.43%	9.43%
with sales charge	43.00%	7.21%	8.73%

Institutional Class[3]	1-Year	5 Years	From Inception 7/17/2001
Net Asset Value	52.16%	9.15%	10.22%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Small Cap Stock Fund

Darren M. Bagwell, CFA, Portfolio Manager*

The Fund seeks long-term capital growth.

The Fund is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volumes and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

*Effective February 2010, Darren M. Bagwell is the Fund’s portfolio manager.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Small Cap Stock Fund posted a total return of 21.93%, compared to a median return of 25.59% for its Lipper Small Cap Core peer group. The Fund’s market benchmark, the Russell 2000® Index, returned 28.17%.

What factors affected the Fund’s performance?

The health care sector was the main contributor of favorable performance within the Fund, due to positive product developments in our device holdings (such as surgical spine device maker NuVasive and vascular device developer Thoratec), as well as possible acquisition activity in specialty drug issuers (like OSI Pharmaceutical). Those positives, however, were more than offset by lagging returns from exposures in consumer discretionary, energy, materials, industrials and financials. Negative factors on performance included our premature emphasis on natural gas activity and (even more disappointing) our portfolio-wide bias toward larger, higher-quality companies in an early-cycle, liquidity-driven market recovery. The smallest, least profitable and lowest-credit-quality companies recovered disproportionately over the second half of ’09, and we were simply positioned too cautiously. We owned companies like Cogent, a leading biometric technology company, and FormFactor, a semiconductor equipment manufacturer with leading technology, that we believed represented tremendous values, but unfortunately ended up being our weakest relative performers. We were clearly misaligned with the more speculative focus of the markets in recent months, but we remain comfortable that our process and focus will be rewarded over investable time frames.

What is your outlook?

We believe a global economic recovery is well under way and remain generally more optimistic than consensus regarding its pace and sustainability.

We see 2010 being marked by comparatively modest improvements in consumer spending and stabilizing housing markets. We still believe these factors will be significantly offset by stronger corporate profitability and improving capital expenditure trends—especially in technology. Better sustainable growth outlooks in emerging markets and prospects for future interest rate normalization should result in a better relative performance environment for the stocks of larger, higher-quality companies.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Zions Bancorporation	1.9%
Cooper Tire & Rubber Company	1.9%
Shaw Group, Inc.	1.9%
Thoratec Corporation	1.8%
TIBCO Software, Inc.	1.8%
Manitowoc Company, Inc.	1.8%
Complete Production Services, Inc.	1.7%
Compuware Corporation	1.7%
CommVault Systems, Inc.	1.7%
FTI Consulting, Inc.	1.7%

These securities represent 17.9% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We still see value in health care created by the recent legislative uncertainty, as well as within some pockets of the financial sector. We continue to believe that the interrupted reflation trade that had benefited energy, materials and industrials before the recent sovereign debt crisis in Europe remains in place over anything but the very short term. We expect technology to outperform due to its strong balance sheets, international exposure and its importance to worldwide productivity efforts. In addition to sluggish domestic employment trends, China’s ability to sustain its economic growth while pursuing fiscal and monetary policies to combat inflation represents, in our view, the single biggest risk to equity market performance.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	AASMX	TSCSX
Transfer Agent ID	024	094
Net Assets	$254,532,041	$74,236,394
NAV	$12.51	$13.88
NAV - High†	4/23/2010 - $12.90	4/23/2010 - $14.31
NAV - Low†	11/2/2009 - $10.27	11/2/2009 - $11.36
Number of Holdings: 99
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	35.24%	2.34%	4.90%
with sales charge	27.78%	1.19%	4.31%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	36.21%	2.98%	5.58%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 2000® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Growth Fund

Andrea J. Thomas, CFA, Portfolio Manager

The Fund seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Mid Cap Growth Fund earned a return of 21.83%, compared with a median return of 22.66% for its Lipper Mid Cap Growth peer group. The market benchmark, the Russell Midcap® Growth Index, earned a return of 23.23%.

What factors affected the Fund’s performance?

The market moved significantly higher during this period, as the increased government spending from the stimulus package last spring and the Federal Reserve’s unprecedented increase in its balance sheet flooded the market with liquidity. Due to these actions, the economy came back from the lows of last spring, which helped stabilize consumer sentiment and stem the massive job losses we were seeing. Even so, unemployment remained stubbornly high. Investors flocked to riskier asset classes, as confidence that these programs would be successful in sustaining the economic recovery took hold.

The biggest drag on the Fund’s performance was our moderately higher cash position, resulting from our cautiousness about a recovery that appeared to be built on government intervention and unsustainable stimulus. While consumer stocks have been quite strong, our underweighting there also limited results. We are concerned that the unprecedented increases in budget deficits will ultimately result in higher taxes. As a result, we believe this may ultimately impair the strength of the recovery in discretionary consumer spending. Helping the Fund’s performance were stock selections in technology and industrials, as we chose companies with unique product cycles and those poised to benefit from an increase in capital spending worldwide.

What is your outlook?

We believe the outlook for the second half of 2010 is increasingly cloudy. Much of the recovery in gross domestic product is being driven by a massive inventory rebuild, as demand has recovered from the early-2009 lows. As noted above, unemployment is still very high, which has the potential to limit further growth in demand. Our meetings with companies still suggest many are reluctant to add staff until they see signs that demand, beyond inventory restocking, is actually improving. Uncertainty about the impact of legislation is also a major concern for many corporations.

We believe the currency markets will be an important story as we close the year, and this has the potential to affect any forthcoming economic recovery. We are already seeing the sovereign debt concerns in Europe starting to impact the euro. The fiscal challenges in southern Europe, as exemplified by the situation in Greece, has the potential to cause a disruption in European demand and may ultimately impact the global recovery. Central banks around the world are

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Owens-Illinois, Inc.	2.0%
F5 Networks, Inc.	1.9%
C.R. Bard, Inc.	1.6%
SBA Communications Corporation	1.6%
Precision Castparts Corporation	1.6%
Ultra Petroleum Corporation	1.6%
BE Aerospace, Inc.	1.5%
NII Holdings, Inc.	1.5%
Forest Oil Corporation	1.5%
SPX Corporation	1.5%

These securities represent 16.3% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

attempting to stabilize the situation, but risks have increased (as seen in borrowing rates). Concern about this issue is being reflected in the pricing of precious metals, as people may lose confidence in central banks’ ability to maintain the integrity of paper money. The majority of the Fund has been positioned into relatively defensive names, because we anticipate increasing volatility going forward, pending resolution of these uncertainties.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	LBMGX	LBMIX
Transfer Agent ID	058	458
Net Assets	$237,974,395	$128,208,864
NAV	$15.73	$17.48
NAV - High†	4/23/2010 - $16.09	4/23/2010 - $17.88
NAV - Low†	11/2/2009 - $12.98	11/2/2009 - $14.38
Number of Holdings: 116
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	44.18%	8.30%	1.84%
with sales charge	36.31%	7.07%	1.27%

Institutional Class[3]	1-Year	5 Years	10 Years
without sales charge	45.30%	9.12%	2.68%
with sales charge	45.30%	9.11%	2.68%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Growth Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell Midcap® Growth Index measures the performance of mid-cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses, or taxes.

Thrivent Partner Mid Cap Value Fund

Subadvised by Goldman Sachs Asset Management, L.P.

The Fund seeks to achieve long-term capital appreciation.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Partner Mid Cap Value Fund earned a return of 24.06%, as compared with a median return of 23.92% for its Lipper Mid Cap Value peer group. The Fund’s market benchmark, the Russell Midcap® Value Index, returned 26.54% over the same period.

What factors affected the Fund’s performance?

In a continuation of the market exuberance that began after the lows of March 2009, the risk rally carried over into the first quarter of 2010. The Fund generated a solid absolute return during the reporting period, but trailed its benchmark on a relative basis.

During the period, our stock selection within the consumer-sensitive sectors of discretionary and staples detracted from performance—our holdings lagged the substantial mid-single-digit gains of these market-leading segments. Within staples, our underweighted exposure, as well as stock selection, had a negative impact on return, primarily driven by the performance of Molson Coors Brewing Co., which experienced weak fundamentals. Despite this recent trend, we continue to have long-term conviction due to the company’s solid free cash flow, potential for synergies post its joint venture with Miller Brewing Co. and strong management team. Utilities holding PPL Corp. was a detractor as the fundamentals for the power market remain challenged by low prices and soft demand. Top performers included companies well-positioned to benefit from a global recovery. For the six-month period ending April 30, 2010, stock selection was the strongest in the materials sector, driven largely by our holding in Cliffs Natural Resources. Cliffs Natural Resources, the only public iron ore company in the U.S., benefited from improved volume, lower fixed costs and higher pricing. It also reported better-than-anticipated earnings and raised guidance. Terra Industries, a producer of nitrogen and methanol products for farming and industrial markets, was also a top-performing stock as it was partially acquired by CF Industries Holdings after a bidding war with Yara International.

What is your outlook?

We continue to believe 2010 will mark a return to a more normal environment with regard to economic growth, equity market performance and market conditions. As valuations have converged, we believe company-specific fundamentals should drive stock prices going forward and that the environment remains fertile for stock selection.

We believe that the current environment presents opportunities to invest in quality companies that have been neglected and mispriced in the recent risk rally. We are excited to find ourselves with the potential to buy what we believe are quality businesses at deeply discounted valuations.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Newfield Exploration Company	2.5%
Whiting Petroleum Corporation	2.1%
CBS Corporation	2.1%
Eaton Corporation	2.0%
W.R. Berkley Corporation	2.0%
DISH Network Corporation	1.8%
Invesco, Ltd.	1.7%
Hartford Financial Services Group, Inc.	1.7%
Range Resources Corporation	1.7%
Principal Financial Group, Inc.	1.6%

These securities represent 19.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Portfolio Facts
As of April 30, 2010

	Class A	Institutional Class
Ticker	TPMAX	TPMIX
Transfer Agent ID	086	486
Net Assets	$16,850,875	$102,831,518
NAV	$11.05	$11.07
NAV - High†	4/23/2010 - $11.42	4/23/2010 - $11.44
NAV - Low†	11/2/2009 - $9.02	11/2/2009 - $9.04
Number of Holdings: 111
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 6/30/2005
without sales charge	48.18%	4.22%
with sales charge	39.98%	3.02%

Institutional Class[3]	1-Year	From Inception 6/30/2005
Net Asset Value	48.57%	4.54%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell Midcap® Value Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Mid Cap Stock Fund

Brian J. Flanagan, CFA Portfolio Manager

The Fund seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Mid Cap Stock Fund achieved a return of 20.75%, compared with a median return of 23.25% for its Lipper Mid Cap Core peer group. The Fund’s benchmark index, the Russell Midcap® Index, earned a return of 24.93%.

What factors affected the Fund’s performance?

The Fund’s underperformance was driven by security selection within the consumer discretionary, energy and financial sectors. After significant outperformance and absolute returns in 2009, the Fund began to position more conservatively, which hurt relative performance as 2010 began. Specifically, the strength of the consumer has surprised to the upside while the Fund was positioned for a slowdown. A bias toward natural gas versus oil caused the Fund’s energy holdings to underperform. The rapid rebound in the rig count combined with increased production from unconventional shale acreage resulted in too much natural gas and falling prices. Property and casualty insurance (P&C) investments weighed on the financial sector performance. While the industry offers attractive valuations, too much capacity and a lack of pricing power led P&C investments to trail the market. The performance within these sectors was somewhat offset by stock selection within the information technology, industrials and consumer staples sectors. Within information technology, communication equipment stocks benefited from the continued build out of broadband infrastructure. Machinery stocks buoyed the industrial sector as domestic and emerging market demand stabilized spending. Finally, the Fund’s consumer staples holdings outperformed as Tyson Foods, Inc. appreciated as chicken, pork and beef inventories remained low and prices increased.

What is your outlook?

The Fund currently is positioned less aggressively versus the benchmark, and contrary to most of 2009. The main impetus for this action is valuation. At the beginning of 2009, valuation spreads were wide and investor sentiment was extremely negative. While the economy has clearly improved, the absolute performance of mid-cap stocks has increased the risk level for earnings misses and performance going forward. The worldwide monetary and fiscal tailwinds have also become more neutral, as China and India have begun to increase interest rates. Some European countries, particularly Greece, also face significant austerity measures to bring their budget deficits within European Union guidelines. The Fund’s investments continue to focus on business capital expenditures versus consumer spending. Therefore, the information technology sector remains the largest overweighting and consumer discretionary remains the largest underweighting. The information technology sector should continue to benefit from business’ lack of investment

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Compuware Corporation	1.8%
W.R. Berkley Corporation	1.8%
HCC Insurance Holdings, Inc.	1.6%
Atmel Corporation	1.6%
WMS Industries, Inc.	1.6%
Community Health Systems, Inc.	1.5%
Teradyne, Inc.	1.3%
Oshkosh Corporation	1.3%
Host Hotels & Resorts, Inc.	1.3%
Alpha Natural Resources, Inc.	1.2%

These securities represent 15.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

over the past two years, minimal capacity additions and attractive valuations. Juxtapose these characteristics to the consumer sector, which continues to face an over-levered balance sheet and a high unemployment rate. While the consumer savings rate has surprisingly declined, it will likely need to increase at some point to repair the consumers’ financial position. Combine this with our expectation that U.S. income taxes will increase, and consumer spending should underperform business spending over the near term.

Portfolio Facts
As of April 30, 2010
	Class A	Institutional Class
Ticker	AASCX	TMSIX
Transfer Agent ID	021	051
Net Assets	$592,203,173	$216,192,844
NAV	$13.15	$14.13
NAV - High†	4/23/2010 - $13.67	4/23/2010 - $14.68
NAV - Low†	11/2/2009 - $10.94	11/2/2009 - $11.76
Number of Holdings: 128
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	41.55%	5.54%	4.28%
with sales charge	33.77%	4.34%	3.70%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	42.48%	6.08%	4.84%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell Midcap® Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in these Indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Partner Worldwide Allocation Fund

Subadvised by Mercator Asset Management, LP, Principal Global Investors, LLC, Aberdeen Asset Management Investment Services Limited, Victory Capital Management Inc. and Goldman Sachs Asset Management, L.P.

The Fund seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Partner Worldwide Allocation Fund earned a return of 6.53%, compared with 5.56% for the Lipper International Multicap Core peer group. Over the same period, the Morgan Stanley Capital International (MSCI) All Country World Index ex-USA earned 5.95%.

What factors affected the Fund’s performance?

The latter part of 2009 was dominated by strength in resource companies and emerging-markets equities. For the first part of 2010, riskier assets remained in favor and equity markets showed modest returns. Economic conditions improved in many parts of the world, which is important for sustaining the earnings recovery and subsequent validation of current stock prices.

Gains in local currency terms were offset to some degree by a strong U.S. dollar versus the euro, which was hampered by mounting concerns over debt levels in some of the peripheral European countries, especially Greece. Italy and Spain were among the worst-performing markets globally as the prospects of painful fiscal adjustments resulted in downgrades to economic and profit growth. The mid- and small-capitalization allocation in the Fund outperformed their large-capitalization counterparts. The Fund’s best returns came from its emerging-market equities. This segment of the Fund has been particularly strong, and we feel some moderation of returns is likely.

What is your outlook?

While economic growth appears to be improving in most parts of the world, discerning how much demand is “real” and how much is “artificial” remains the challenge. Governments worldwide are boosting economic activity through massive fiscal spending programs. Central banks have also provided aggressive monetary stimulus. While stock market valuations are beginning to reflect a sustained economic recovery, risks do remain. The progress of these government programs must be viewed closely as some potentially unintended consequences such as sovereign debt challenges, asset bubbles, inflation and trade wars may arise. Nevertheless, equity markets will likely remain well-supported as long as interest rates remain low.

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	16.7%
United Kingdom	12.2%
Switzerland	8.4%
France	6.0%
Germany	4.3%
Brazil	3.8%
Hong Kong	3.5%
Australia	2.9%
South Korea	2.7%
Singapore	2.3%

Investments in securities in these countries represent 62.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Many of our Fund’s companies have aggressively shed costs and delayed capital expenditures during the economic downturn. The result is an increase in balance sheet liquidity and operational leverage, which should support earnings and cash flow in the near term. In the short run, stock markets have become momentum-driven, which benefits certain segments of the Fund but not all components. As the economic cycle matures, better business models and quality management teams tend to be favored.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	TWAAX	TWAIX
Transfer Agent ID	034	087
Net Assets	$31,562,365	$170,865,416
NAV	$8.09	$8.11
NAV - High†	4/14/2010 - $8.45	4/14/2010 - $8.47
NAV - Low†	2/8/2010 - $7.38	2/8/2010 - $7.39
Number of Holdings: 440
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	From Inception 2/29/2008
without sales charge	38.09%	-8.01%
with sales charge	30.41%	-10.37%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	38.55%	-7.68%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI All Country World Index ex-USA and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Partner International Stock Fund
Subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC
The Fund seeks long-term capital growth.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Partner International Stock Fund earned a return of 3.69%, compared with a median return of 3.63% for its Lipper International Large Cap Core peer group. Over the same period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index earned 2.68%.

What factors affected the Fund’s performance?

The latter part of 2009 was dominated by strength in resource companies and emerging-markets equities. During the first part of 2010, riskier assets remained in favor and equity markets showed modest returns, as economic conditions improved in many parts of the world.

Gains in local currency terms were offset to some degree by a strong U.S. dollar versus the euro, which was hampered by mounting concerns over debt levels in some of the peripheral European countries, especially Greece. Italy and Spain were among the worst-performing markets globally, largely because the prospects of painful fiscal adjustments resulted in downgrades to economic and profit growth. Japanese financials performed well.

The Fund’s best performing sectors during the period included: consumer discretionary, consumer staples, energy, industrials, information technology and materials. Contrarily, financials, utilities and health care suffered. Geographically speaking, stocks in France, Germany, Switzerland, Japan, Thailand and Singapore performed well, while those in Italy, Spain and China lagged.

What is your outlook?

While economic growth appears to be improving in most parts of the world, discerning how much demand is “real” and how much is “artificial” remains the challenge. Governments worldwide are boosting economic activity through massive fiscal spending programs. Central banks have also provided aggressive monetary stimulus. While stock market valuations are beginning to reflect a sustained economic recovery, risks do remain. The progress of these government programs must be viewed closely as some potentially unintended consequences such as sovereign debt challenges, asset bubbles, inflation and trade wars may arise. Nevertheless, equity markets will likely remain well-supported as long as interest rates remain low. Many of the Fund’s company names have aggressively shed costs and delayed capital expenditures during the economic

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Countries

(% of Net Assets)

Japan	22.2%
United Kingdom	16.4%
Switzerland	13.0%
France	9.0%
Germany	5.3%
Canada	3.7%
Australia	3.6%
Hong Kong	3.2%
Italy	3.2%
Netherlands	3.1%

Investments in securities in these countries represent 82.7% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

downturn. The result is an increase in balance sheet liquidity and operational leverage, which should support earnings and cash flow in the near term. In the short run, stock markets seem to have become momentum-driven, which should benefit certain segments of the Fund (but not all). As the economic cycle matures, a continuation of the profit recovery is necessary to validate the current market levels. Also, we believe better business models (accompanied by sustained earnings growth) will be rewarded.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AAITX	TISFX
Transfer Agent ID	023	093
Net Assets	$176,343,953	$268,136,417
NAV	$9.04	$9.21
NAV - High†	4/14/2010 - $9.55	4/14/2010 - $9.72
NAV - Low†	2/8/2010 - $8.41	2/8/2010 - $8.55
Number of Holdings: 221
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	31.89%	2.03%	-1.31%
with sales charge	24.71%	0.88%	-1.86%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	32.82%	2.73%	-0.52%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the MSCI EAFE Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Growth Fund

Scott A. Vergin, CFA, Portfolio Manager

The Fund seeks long-term capital appreciation.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Large Cap Growth Fund earned a return of 13.88%, compared with a median return of 14.68% for its Lipper Large Cap Growth peer group. The Fund’s market benchmark, the Russell 1000® Growth Index, earned a return of 15.79%.

What factors affected the Fund’s performance?

The Fund’s underperformance was mainly due to stock selection. Our overall sector allocation actually added to performance, since we positioned the Fund to benefit from an improving economy. The best performance came from the industrial sector, led by the overweight in airline stocks, including Delta and United. The energy sector was also a positive contributor, especially our holding in the coal mining company Alpha Natural Resources. The best individual stock performance came from Ford Motor Company in the consumer discretionary sector.

Detracting from performance was stock selection in several sectors—not only in what we owned, but what we did not own. For example: Within the technology sector, we were disappointed by the underperformance of Google versus its Chinese competitor Baidu (which we did not own). And in consumer staples, our position in Walgreens severely underperformed the other major drugstore company, CVS. Our financial sector exposure was hurt by the performance of Goldman, Sachs & Co., which declined after the announcement of an SEC investigation. And while we believe our underweighting in health care was appropriate (as that sector lagged the market), the underperformance of Pfizer and Boston Scientific hurt performance.

What is your outlook?

The equity market has held up well given recent news events, such as the financial problems in Greece and the oil spill in the Gulf of Mexico. We believe the driving force behind the market remains the rapid improvement in corporate earnings.

The Fund continues to emphasize the more cyclical sectors of the market versus defensive sectors, such as consumer staples. We have increased our weighting in the health care sector, because we believe the news about health care reform is more than discounted. We expect to continue our overweighting in the cyclical sectors of industrials, technology and energy. Within industrials, the Fund has overweighted positions in transportation companies as leverage for a better economy. Energy remains a favored sector as oil prices continue to remain strong due to the worldwide demand. Certain oilfield services companies are focus

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Apple, Inc.	5.8%
Google, Inc.	3.8%
Cisco Systems, Inc.	3.3%
Microsoft Corporation	3.0%
Occidental Petroleum Corporation	2.4%
QUALCOMM, Inc.	2.2%
Schlumberger, Ltd.	2.2%
Oracle Corporation	1.9%
Thermo Fisher Scientific, Inc.	1.8%
Hewlett-Packard Company	1.8%

These securities represent 28.2% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

names in the Fund. We now have technology overweighted, not only as a play on dynamic consumer technology companies like Apple Computer, but also as a positioning for any rebound in business capital spending. Certain technology companies should benefit from improved spending on computers.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AAAGX	THLCX
Transfer Agent ID	027	060
Net Assets	$129,823,834	$199,713,442
NAV	$4.84	$5.16
NAV - High†	4/23/2010 - $4.99	4/23/2010 - $5.32
NAV - Low†	11/2/2009 - $4.29	11/2/2009 - $4.58
Number of Holdings: 110
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	35.89%	3.19%	-3.91%
with sales charge	28.34%	2.03%	-4.45%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	36.42%	3.67%	-3.17%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the Russell 1000® Growth Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Large Cap Value Fund

Matthew D. Finn, CFA, Portfolio Manager

The Fund seeks to achieve long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Large Cap Value Fund returned 14.31%, compared with a median return of 14.73% for its Lipper Large Cap Value peer group. The Fund’s market benchmark, the Russell 1000® Value Index, returned 17.77%.

What factors affected the Fund’s performance?

The main reason for the Fund’s underperformance versus its market benchmark was stock selection, as some of our holdings (within the areas of consumer discretionary, industrial, financial and utility) produced disappointing results.

In the consumer discretionary sector, our selections in the auto and components and media industries did not keep pace with the Index. In the industrial sector, holdings in the construction, farm and industrial conglomerate industries lagged behind. In financials, not owning any REITs held back performance. In utilities, the holding in Excelon did not keep pace.

An overweighting in the consumer discretionary sector helped performance, as this was the strongest area of the market. Also assisting the Fund’s performance was an underweighting in the energy, telecommunications services and utilities sectors, as these areas lagged the market.

In addition, our stock selections in the energy and technology sectors proved helpful to performance. Underweighting Exxon Mobil was the correct decision in energy. In technology, the position in Tyco Electronics was a strong contributor.

What is your outlook?

The weighting in the consumer staples sector has come down as profits were taken by selling positions in food companies General Mills and Tyson Foods, as these stocks had achieved price objectives and the sustainability of operating performance was questionable.

The portfolio weighting in the basic materials sector has come down due to the sales of our positions in paper manufacturers Domtar and International Paper, as well as packaging company Sealed Air. Domtar and International Paper operate in highly cyclical industries. Pricing and volumes have moved up, and the share prices benefited accordingly. We sold these two positions because volumes are currently running at a high level, and we believe pricing has moved up close to prior peak levels. In the case of Sealed Air, the company has benefited from a decline in raw material prices and achieved gross profit margins in the

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Kraft Foods, Inc.	3.0%
Pfizer, Inc.	2.9%
Wells Fargo & Company	2.6%
C.R. Bard, Inc.	2.5%
Bank of America Corporation	2.4%
Philip Morris International, Inc.	2.4%
UnitedHealth Group, Inc.	2.4%
Time Warner Cable, Inc.	2.2%
Baker Hughes, Inc.	2.2%
Walt Disney Company	2.2%

These securities represent 24.8% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

March quarter not seen since 2004. Raw material prices have moved up off the lows last year, so this position was sold.

Sectors where the portfolio weighting has increased include technology and energy. Certain positions in technology have been initiated in companies that we believe are very inexpensive versus expected levels of cash flow.

Our focus remains on stock selection. The economic recovery appears intact, and the Fund is positioned in companies that should benefit as global economic growth is sustained.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AAUTX	TLVIX
Transfer Agent ID	022	092
Net Assets	$194,664,576	$332,433,701
NAV	$.13.05	$13.12
NAV - High†	4/23/2010 - $13.39	4/23/2010 - $13.45
NAV - Low†	2/8/2010 - $11.55	2/8/2010 - $11.60
Number of Holdings: 78
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	36.81%	2.62%	1.13%
with sales charge	29.31%	1.46%	0.56%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	37.75%	3.18%	1.80%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Russell 1000® Value Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Large Cap Stock Fund
Matthew D. Finn, CFA (left), David E. Heupel (right), and Michael A. Binger (far right), Portfolio Co-Managers* The Fund seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

* Effective April 2010, David E. Heupel and Michael A. Binger are the Fund’s additional portfolio co-managers.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Large Cap Stock Fund provided a return of 14.04%, compared with a median return of 14.35% for its Lipper Large Cap Core peer group. The Fund’s market benchmark, the S&P 500 Index, returned 15.66%.

What factors affected the Fund’s performance?

Stock selection was the most significant factor in the Fund’s underperformance relative to the S&P 500 Index. Of secondary importance was the Fund’s moderate cash position in a rising market. The S&P 500 Index does not have an allocation to short-term instruments. In terms of our stock selection, the financial sector was most limiting. We were overweighted in companies with more direct exposure to the capital markets, and these companies underperformed their counterparts in banking and insurance. An additional factor was our exposure to large pharmaceutical companies in the health care industry. Our holding in Pfizer did not perform in line with its peer companies, nor did it keep pace with the broader market. In the consumer discretionary segment, we did not have sufficient exposure to Comcast, and consequently, did not benefit from that stock’s advance during the period. Our position in JC Penney Company also limited returns, as it declined during the period. Our stock selection within the industrial sector was on par with the strong advance by this group; however, we were modestly underweighted in the sector compared with the benchmark index.

The Fund’s holdings in the energy group outperformed the index, as we avoided some of the sector’s poor performers (such as Exxon Mobil) and emphasized some good performers (such as EOG Resources), which outpaced the index by a good margin. Our underweighting in the poorly performing utility sector also aided relative results. We were also underweighted in consumer staples (the group underperformed) but even so, our stock selection in that sector was subpar.

What is your outlook?

We believe an economic recovery is under way and will likely be sustained. Risks to that outlook have risen recently, with the economic and financial disruptions under way, specifically in Greece, but increasingly spreading to other countries in Europe. Policy makers seem to be having difficulties in getting in front of the crisis due to the operating requirements of the euro-based nations. At a minimum, events in the European Union have highlighted for investors the stickiness of policy actions and how such

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Pfizer, Inc.	2.9%
Apple, Inc.	2.7%
Occidental Petroleum Corporation	2.2%
Microsoft Corporation	2.1%
Google, Inc.	2.1%
Medtronic, Inc.	2.1%
UnitedHealth Group, Inc.	2.0%
ConocoPhillips	2.0%
Cisco Systems, Inc.	1.7%
Oracle Corporation	1.6%

These securities represent 21.4% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

actions can result in a reassessment of portfolio allocations. In the near term, we expect that the dollar rally will have a limiting effect on the domestic recovery, because U.S. exports have suddenly become more expensive relative to Europe—exports were a contributing factor to the U.S. recovery, particularly in manufacturing. We believe it will also begin to make profit comparisons more difficult, as overseas sales will be converted at lower rates. If contained, these events should not truncate the U.S. and global recovery but, if allowed to become contagious, could impair outlook prospects. We have modestly adjusted some of the risk positions in the Fund to try to account for this potential.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AALGX	IILGX
Transfer Agent ID	017	090
Net Assets	$1,699,333,127	$188,639,072
NAV	$21.41	$21.54
NAV - High†	4/23/2010 - $21.98	4/23/2010 - $22.10
NAV - Low†	11/2/2009 - $18.99	11/2/2009 - $19.15
Number of Holdings: 114
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	36.29%	1.74%	-0.81%
with sales charge	28.78%	0.60%	-1.37%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	37.02%	2.24%	-0.35%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the S&P 500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Balanced Fund

Gregory R. Anderson, CFA, CPA (left), Darren Bagwell, CFA (right), Michael G. Landreville, CFA (far right), Portfolio Co-Managers

The Fund seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Fund is subject to interest rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Common stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the of this particular fund’s portfolio management team. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Balanced Fund posted a total return of 13.87%, compared to a median return of 11.11% for its Lipper Mixed-Asset Target Allocation Growth peer group. The Fund’s market benchmarks, the S&P Supercomposite 1500 Index and the Barclays Capital Aggregate Bond Index, returned 16.91% and 2.54%, respectively.

What factors affected the Fund’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period. The Fund’s equity component returned 19.51%. Sectors contributing the most to relative outperformance included energy, consumer discretionary, industrials, materials, technology and financials. No sector produced meaningful underperformance, but health care and utilities produced the weakest relative returns.

The fixed-income component of the Fund returned 7.01%. The main factor in the relative outperformance was a continued recovery in prices of the floating-rate debt we hold that backs our mortgage securities. These floating-rate debt securities also continued paying down principal. Once they are paid off, we do not plan to reinstitute this “dollar-roll” program.

Another factor in the relative outperformance was our overweighted position in mortgage-backed investments, the bulk of which were commercial mortgage-backed securities. As with our floating-rate debt, these assets were negatively affected by the liquidity crisis in 2008 but rebounded strongly during 2009 and through this reporting period.

Our relative outperformance also was driven by the Fund’s overweighted position in corporate bonds. Again, as investors became bolder during the period and sought out opportunities for higher yields, demand for spread products such as corporate bonds—along with their prices—increased substantially. Within this asset class, our overweighted position in the financial services sector also benefited our relative performance.

What is your outlook?

We expect the economic recovery to continue through the remainder of 2010, spurred by continued low interest rates, global demand for U.S. exports, a healthy rebound in

Major Market Sectors

(% of Net Assets)

Portfolio Composition

(% of Portfolio)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	5.4%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.4%
VMware, Inc.	1.3%
Baker Hughes, Inc.	1.2%
U.S. Treasury Notes	1.2%
Microsoft Corporation	1.1%
EOG Resources, Inc.	1.1%
Pfizer, Inc.	1.1%
Altria Group, Inc.	1.1%
Medtronic, Inc.	1.1%

These securities represent 16.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

corporate capital expenditures, and a financially healthier-than-expected consumer. We think the unemployment rate has peaked but will stay stubbornly high. This factor, along with sovereign debt concerns, accounts for our confidence that domestic interest rates will remain low through the end of 2010. Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity. Going forward, we plan to keep the Fund at roughly two-thirds equities and one-third fixed-income securities. As always, we will continue to monitor the economy and markets closely and work to maintain a prudent balance of income and long-term capital growth potential.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AABFX	IBBFX
Transfer Agent ID	026	056
Net Assets	$155,058,646	$58,468,485
NAV	$11.54	$11.52
NAV - High†	4/23/2010 - $11.78	4/23/2010 - $11.76
NAV - Low†	11/2/2009 - $10.25	11/2/2009 - $10.23
Number of Holdings: 293
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	35.68%	4.52%	2.79%
with sales charge	28.24%	3.35%	2.21%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	36.31%	5.03%	3.27%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Barclays Capital Aggregate Bond Index, the S&P Supercomposite 1500 Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

****

The S&P Supercomposite 1500 Index measures the performance of a group of 1500 publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent High Yield Fund

Paul J. Ocenasek, CFA, Portfolio Manager

The Fund seeks high current income and, secondarily, growth of capital.

The Fund typically invests a majority of its assets in high-yield bonds (commonly referred to as junk bonds). Although high-yield bonds can have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent High Yield Fund returned 9.67%, compared with a median return of 10.55% for its Lipper U.S. High Current Yield peer group. Our market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 11.70%.

What factors affected the Fund’s performance?

The main reason the Fund underperformed its Lipper peer group and benchmark index was our comparatively more conservative stance (our exposure to CCC- and lower-rated bonds, for example, averaged 21% of portfolio assets versus 28.5% for the Lipper median). We added lower-rated bonds as market conditions began to improve, but we still didn’t hold as much risk as our peer group during the period. Our lower allocation to distressed securities in the electric utility and aerospace sectors in particular detracted from our relative performance.

Limiting exposure to the riskiest, most volatile areas of the high-yield market is an important aspect of our ongoing philosophy of pursuing consistent, competitive performance. While we do watch for opportunities in lower-rated securities, those funds that invest in them heavily often end up with substantial assets that have defaulted and stopped contributing to the funds’ yields.

Our Fund’s relative performance benefited from our strategy to remain nearly fully invested in high-yield securities, with only about 1% of portfolio assets in cash. With strong performance in the high-yield sector continuing through the period, and little or no yield on cash, remaining nearly fully invested in securities boosted the Fund’s return.

Also helping our relative performance were our weightings and security selections within the auto, airline, lodging and banking sectors, as these cyclical industries benefited from the recovering economy.

What is your outlook?

Potential threats to growth include high consumer debt, increasing taxes, soft consumer demand and an unemployment rate that is high but at least has stabilized. We’re also concerned that the debt problems in Europe could threaten global and U.S. growth.

With the return of economic growth, however, we expect default rates in high-yield bonds to fall sharply—from about 9.5% now to between 2%–4% by year-end. That would provide support for the high-yield market and room for further tightening of yield spreads.

We have moved the Fund to a more neutral position on credit risk, but we still have a slightly underweighted position in the lowest-quality issues, because we feel that

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Ford Motor Credit Company, LLC	1.4%
Intelsat Subsidiary Holding Company, Ltd.	1.0%
FireKeepers Development Authority	0.8%
FMG Finance, Pty., Ltd.	0.8%
TransDigm, Inc.	0.8%
PAETEC Holding Corporation	0.8%
Gaylord Entertainment Company	0.8%
Wind Acquisition Holdings Finance SPA	0.8%
New Communications Holdings, Inc.	0.7%
Leucadia National Corporation	0.7%

These securities represent 8.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

some of the lowest-quality issuers will face inevitable problems. We continue to see opportunities to add value to the Fund. Although the recent exceptional returns won’t likely be repeated anytime soon, we think the current economic recovery will provide a favorable environment for investors in high-yield bonds during the months ahead.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	LBHYX	LBHIX
Transfer Agent ID	073	473
Net Assets	$427,899,309	$272,927,365
NAV	$4.71	$4.71
NAV - High†	4/27/2010 - $4.71	4/27/2010 - $4.72
NAV - Low†	11/3/2009 - $4.45	11/3/2009 - $4.45
Number of Holdings: 279
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	30.97%	6.86%	4.00%
with sales charge	25.20%	5.87%	3.53%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	31.53%	7.32%	4.41%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital U.S. Corporate High Yield Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Municipal Bond Fund

Janet I. Grangaard, CFA, Portfolio Manager

The Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation.* The Fund is subject to interest rate risk, credit risk related to an underlying issuer’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Municipal Bond Fund produced a 3.17% return. The Fund’s peer group, as represented by the Lipper General Municipal Debt Funds Category, reported a median return of 3.75%. The Fund’s market benchmark, the Barclays Capital Municipal Bond Index, returned 3.68%.

What factors affected the Fund’s performance?

The Fund underperformed its Lipper peer group and benchmark index due to our comparatively more conservative portfolio. Although we added longer-maturity, mid-rated bonds during the period—meaningfully lengthening the portfolio’s duration—we still didn’t hold as much risk as our peers. Plus, we tended to avoid the lowest-quality bonds that rebounded strongly during the period. Limiting exposure to the riskier, more volatile areas of the market is an important aspect of our ongoing philosophy of pursuing consistent, competitive performance. While we do watch for opportunities in lower-rated securities, there are many deals we won’t consider because they do not meet our standards. Even though we don’t buy many of these lower-quality bonds, our Fund still offers a competitive yield.

Sectors from which we’ve added bonds that performed particularly well during the period include hospitals, toll roads and airports, the latter category receiving a boost from an improving economy. Also helping our performance were our positions in BBB- and A-rated bonds, as lower-rated bonds outperformed during the period.

What is your outlook?

Although we expect the economic recovery to continue, we remain concerned about budget deficits faced by municipal entities across the country. The phase-out of many federal recovery stimulus programs could make these challenges even worse. Although the stimulus programs are ending, the Federal Reserve is continuing an extended period of historically low interest rates, which eventually could spark higher inflation.

Municipal bond supply and investment strategies may come into question going forward due to several proposals now being discussed in Congress.

One is an extension of the Build America Bonds (BAB) Program, through which municipal entities issue taxable bonds and receive a federal subsidy for a substantial portion of their interest costs. The program has attracted many

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

California	11.9%
Texas	11.2%
Illinois	8.5%
New York	7.3%
Colorado	5.3%
Washington	4.8%
Florida	3.8%
Massachusetts	3.6%
Minnesota	2.9%
Pennsylvania	2.8%

Investments in securities in these States represent 62.1% of the total net assets of the Fund.

*Investors may be subject to state taxes and federal alternative minimum tax.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 States are subject to change.

The lists of Major Market Sectors and Top 10 States exclude short-term investments.

issuers that traditionally financed with tax-free bonds—siphoning $90 billion in bond supply from the tax-exempt market thus far.

The BAB program is supposed to end on December 31, 2010; however, there are proposals in Washington to extend and broaden the program at reduced subsidy rates, perhaps permanently. In addition, there is a proposal in the Senate to end the federal tax exemption on municipal bonds. We are monitoring these policy developments closely and structuring the portfolio with these risks in mind.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	AAMBX	TMBIX
Transfer Agent ID	015	088
Net Assets	$1,313,300,549	$87,877,903
NAV	$11.25	$11.25
NAV - High†	4/30/2010 - $11.25	4/30/2010 - $11.25
NAV - Low†	11/17/2009 - $11.12	11/17/2009 - $11.12
Number of Holdings: 452
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	8.20%	4.03%	5.31%
with sales charge	3.34%	3.08%	4.82%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	8.50%	4.35%	5.58%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Municipal Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Income Fund

Stephen D. Lowe, CFA, Portfolio Manager

The Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Income Fund returned 7.03%, compared with a median return of 6.15% for its Lipper Corporate Debt BBB-Rated Funds peer group. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 2.54%.

What factors affected the Fund’s performance?

Prices of nongovernment spread-sector bonds continued a rally that started in 2009. The main reason the Fund outperformed both its Lipper peer group and benchmark index was its overweighted position in spread-sector products, including corporate, non-agency mortgage and commercial mortgage-backed securities. Within corporates, our focus on the financial segments was a strong positive factor. Our underweighted positions in Treasury and agency securities, which underperformed the market, also benefited our relative performance.

Another factor in our relative outperformance was the continued price recovery of the floating-rate debt used to back the Fund’s mortgage securities. These assets were negatively affected by the liquidity crisis in 2008, but rebounded strongly during 2009 and through this reporting period.

Also benefiting the Fund’s performance was our overweighted position in high-yield bonds, which, along with other spread-sector bonds, continued a strong rally started last year.

What is your outlook?

We expect the economic recovery to continue through the remainder of 2010 but the pace of growth to be slower in the second half. We think the unemployment rate has peaked but will stay relatively high for the foreseeable future. We believe job growth will continue to improve, however. Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity. We anticipate the Federal Reserve will keep short-term interest rates at current low levels through most of this year and possibly into early 2011.

We expect a modest rise in Treasury yields this year as the sustained economic recovery begins to increase the likelihood of Fed rate hikes, and heavy Treasury supply puts upward pressure on interest rates. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels; however, we expect the next significant move will be to a flatter curve.

Within the credit markets, spreads have tightened substantially and are nearing their long-term averages. We think the major part of the rebound in spread-related investments is behind us, but that they still offer value. Market volatility will likely

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Thrivent High Yield Fund	1.8%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.7%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.5%
Citigroup Commercial Mortgage Trust	0.9%
J.P. Morgan Chase Commercial Mortgage Securities Corporation	0.8%
Goldman Sachs Alternative Mortgage Products Trust	0.6%
FedEx Corporation	0.6%
Merrill Lynch Mortgage Trust	0.6%
Wachovia Bank Commercial Mortgage Trust	0.6%
CenterPoint Energy Resources Corporation	0.5%

These securities represent 9.6% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

increase going forward, however. Considering the recent exceptional performance of these assets, we are gradually reducing our overweighted position in them. At the same time, we also are continuing to increase our holdings of government securities—reducing our underweighted position—to lower the Fund’s overall level of risk. As always, we will continue to watch economic and market developments closely and seek out opportunities to add value for shareholders.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	LUBIX	LBIIX
Transfer Agent ID	055	455
Net Assets	$383,230,427	$342,619,648
NAV	$8.48	$8.47
NAV - High†	4/30/2010 - $8.48	4/30/2010 - $8.47
NAV - Low†	11/4/2009 - $8.06	11/4/2009 - $8.06
Number of Holdings: 457
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	26.54%	4.53%	5.58%
with sales charge	20.88%	3.58%	5.09%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	27.09%	4.97%	5.98%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Core Bond Fund
Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers

The Fund seeks a high level of current income consistent with capital preservation.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Core Bond Fund returned 6.21%, compared with a median return of 3.94% for its Lipper Intermediate Investment Grade Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 2.54%.

What factors affected the Fund’s performance?

Several factors helped the Fund outperform its Lipper peer group and benchmark index. The main reason, accounting for about 45% of our relative outperformance, was a continued recovery in prices of the floating-rate debt we hold that backs our mortgage securities. These floating-rate debt securities also continued paying down principal. Once they are paid off, we do not plan to reinstitute this “dollar-roll” program.

Another 30% of the Fund’s relative outperformance was due to our overweighted position in mortgage-backed investments, the bulk of which were commercial mortgage-backed securities. As with our floating-rate debt, these assets were negatively affected by the liquidity crisis in 2008 but rebounded strongly during 2009 and through this reporting period.

The remaining 25% of our relative outperformance was driven by the Fund’s overweighted position in corporate bonds. Again, as investors became bolder during the period and sought out opportunities for higher yields, demand for spread products such as corporate bonds—along with their prices—increased substantially. Within this asset class, our overweighted position in the financial services sector also benefited our relative performance.

What is your outlook?

We expect the economic recovery to continue through the remainder of 2010 but the pace of growth to be slower in the second half. We think the unemployment rate has peaked but will stay relatively high for the foreseeable future. We believe job growth will continue to improve, however. Inflation will likely remain under control over the near term due to high excess labor and manufacturing capacity. We anticipate the Federal Reserve will keep short-term interest rates at current low levels through most of this year and possibly into early 2011.

We expect a modest rise in Treasury yields this year as the sustained economic recovery begins to increase the likelihood of Fed rate hikes, and heavy Treasury supply puts upward pressure on interest rates. The yield curve should

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

Federal National Mortgage Association Conventional 30-Yr. Pass Through	16.9%
Thrivent High Yield Fund	4.3%
U.S. Treasury Notes	2.2%
U.S. Treasury Notes, TIPS	2.1%
U.S. Treasury Notes, TIPS	2.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.9%
U.S. Treasury Notes, TIPS	1.8%
Bear Stearns Commercial Mortgage Securities, Inc.	1.5%
U.S. Treasury Notes	1.5%

These securities represent 36.1% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

remain steep as long as the Federal Reserve keeps interest rates at current levels; however, we expect the next significant move will be to a flatter curve.

Within the credit markets, spreads have tightened substantially and are nearing their long-term averages. We think the major part of the rebound in spread-related investments is behind us, but that they still offer value.

Market volatility will likely increase going forward, however. Considering the recent exceptional performance of these assets, we are gradually reducing our overweighted position in them. At the same time, we also are continuing to increase our holdings of government securities—reducing our underweighted position—to lower the Fund’s overall level of risk.

Portfolio Facts As of April 30, 2010
	Class A	Institutional Class
Ticker	AAINX	IIINX
Transfer Agent ID	016	089
Net Assets	$234,760,780	$52,666,580
NAV	$9.74	$9.74
NAV - High†	4/30/2010 - $9.74	4/30/2010 - $9.74
NAV - Low†	11/5/2009 - $9.30	11/5/2009 - $9.31
Number of Holdings: 213
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
without sales charge	22.46%	3.84%	5.35%
with sales charge	16.97%	2.88%	4.86%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	22.87%	4.24%	5.76%

Value of a $10,000 Investment

Class A Shares*,1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Limited Maturity Bond Fund
Michael G. Landreville, CFA (left) and Gregory R. Anderson, CFA, CPA (right), Portfolio Co-Managers
The Fund seeks a high level of current income with stability of principal.

The Fund is subject to interest rate risk, credit risk related to an underlying company’s financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Limited Maturity Bond Fund returned 3.40%, compared with a median return of 2.38% for its Lipper Short Investment Grade Debt Funds peer group. The Fund’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 1.26%.

What factors affected the Fund’s performance?

The main reason the Fund outperformed its Lipper peer group and benchmark index was its heavier weighting in corporate bonds, mortgage-backed securities and asset-backed securities, which performed significantly better than Treasury and other government securities during the period. The prices of corporate bond and securitized asset bond investments continued to improve during the period as bond investors fled the safety of low-yielding Treasuries and cash for the attractive yields these securities offered. In addition, it seems investors grew more comfortable taking risk as the economic recovery continued and the outlook for the economy in 2011 improved. The economic recovery gained momentum during the period as the U.S. economy grew at a 5.6% annual rate in the fourth quarter of 2009, and at a 3.2% rate in the first quarter of 2010.

Additionally, the Fund benefited by being nearly fully invested in bonds with a small amount of assets in cash, which offered little income, if any.

The Federal Reserve kept short-term rates at zero to 0.25% throughout the period. The yield on the two-year Treasury note rose from 0.90% to 0.97% during the period but performed better than longer-term Treasuries.

What is your outlook?

We expect the economic recovery to continue but to be less robust than past economic cycles. As a result, job growth will likely lag, causing the unemployment rate to stay relatively high for the foreseeable future. We anticipate the Federal Reserve will keep short-term interest rates at current low levels through most of this year as inflation will likely remain under control due to high excess labor and manufacturing capacity.

We expect a modest rise in Treasury yields over the year as the sustained economic recovery begins to raise the likelihood of Fed rate hikes, and heavy Treasury supply puts upward pressure on interest rates. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels; however, the next significant move will likely be to a flatter curve.

Major Market Sectors

(% of Net Assets)

Top 10 Holdings

(% of Net Assets)

U.S. Treasury Notes	2.3%
U.S. Treasury Notes	1.6%
Thrivent High Yield Fund	1.5%
U.S. Treasury Notes	1.5%
U.S. Treasury Notes	1.4%
Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through	1.4%
U.S. Treasury Notes	1.4%
Toyota Auto Receivables Owner Trust	1.0%
Federal National Mortgage Association Conventional 30-Yr. Pass Through	1.0%
U.S. Treasury Notes, TIPS	0.9%

These securities represent 14.0% of the total net assets of the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

We think the major part of the rally in corporate bond and securitized asset bond investments is behind us, but they still offer reasonable value versus low-yielding Treasuries and cash alternatives. Considering the exceptional performance of these assets over the past year, we are gradually reducing our overweighted position in them. At the same time, we also are continuing to increase our holdings of government securities—reducing our underweighted position—to lower the Fund’s overall level of risk.

Portfolio Facts As of April 30, 2010

	Class A	Institutional Class
Ticker	LBLAX	THLIX
Transfer Agent ID	076	476
Net Assets	$203,762,822	$491,293,148
NAV	$12.45	$12.44
NAV - High†	4/30/2010 - $12.45	4/30/2010 - $12.44
NAV - Low†	11/11/2009 - $12.21	11/11/2009 - $12.21
Number of Holdings: 315
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
Net Asset Value	12.54%	3.67%	4.44%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	12.80%	4.05%	4.79%

Value of a $10,000 Investment

Class A Shares1,(a)

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*

The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Money Market Fund

William D. Stouten, Portfolio Manager

The Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share.

The principal risk of investing in the Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. This and other risks are described in the Fund’s prospectus. Views expressed in this discussion of fund performance are the views of this particular fund’s portfolio management team.

How did the Fund perform during the six-month period ended April 30, 2010?

The Thrivent Money Market Fund produced a 0.00% return during the period, while its Lipper Money Market Funds category reported a median net return of 0.01% over the same time frame.

What factors affected the Fund’s performance?

The Federal Reserve kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. With the federal funds rate remaining at historical lows and continued meager supply in the short-term securities market, money market funds throughout the industry struggled to provide a positive yield during the period. Adding to the Fund’s challenges were declining balances as shareholders departed to seek higher yields elsewhere. To combat the effects of declining yields, the Fund’s adviser waived advisory fees on the Fund throughout the six-month period.

With credit markets still experiencing volatility, we structured the Fund with minimal credit risk. By the end of April 2010, the Fund had no maturities beyond July 16, 2010 in anything other than U.S. government-supported securities. The Fund also held a larger percentage of government securities for liquidity and to improve credit quality.

Also impacting performance were the new SEC regulatory requirements for money market funds being implemented during 2010. We believe the regulations may contribute to lower yields for money market funds. Regulators are also considering requiring money market funds to have a floating net asset value. The Fund’s adviser has had dialogue with the Federal Reserve and the SEC. We will seek to continue working with regulators to help shape positive reforms for the health of the money market fund industry.

The good news is that liquidity in the money market segment improved during the period to a point that all federal programs enacted to boost liquidity were phased out. The problems in Europe have heightened concerns but have also led to higher LIBOR rates. These higher rates are a departure from the low yields experienced in the first quarter of 2010.

What is your outlook?

Money market credit quality and liquidity should remain sound as the industry prepares for additional regulation

Portfolio Composition

(% of Portfolio)

An investment in the Thrivent Money Market Fund is not insured or guaranteed by the FDIC or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

and defends against market instability. Even though the U.S. economy appears to have stabilized, the Federal Reserve is unlikely to raise rates anytime soon. The significant debt burdens of Europe and the U.S. combined with low inflation expectations are reasons the Fed is likely to be on hold into the foreseeable future.

As long as the Fed keeps the target benchmark rate between zero and 0.25%, yields for the Fund will likely remain close to zero in the months ahead. As in any interest rate environment, we will continue to manage the Fund with safety and liquidity as our primary objectives.

Portfolio Facts As of April 30, 2010
	Class A	Institutional Class
Ticker	AMMXX	AALXX
Transfer Agent ID	018	091
Net Assets	$830,340,460	$22,727,561
NAV	$1.00	$1.00
Number of Holdings: 95
† For the six months ended April 30, 2010

Average Annual Total Returns1

As of April 30, 2010

Class A2	1-Year	5 Years	10 Years
Net Asset Value	0.02%	2.86%	2.44%

Institutional Class[3]	1-Year	5 Years	10 Years
Net Asset Value	0.11%	3.09%	2.72%

Money Market Portfolio Yields*

As of April 30, 2010

	Class A	Institutional Class
7-Day Yield	0.00%	0.00%
7-Day Yield Gross of Waivers	-0.60%	-0.33%

7-Day Effective Yield	0.00%	0.00%
7-Day Effective Yield Gross of Waivers	-0.60%	-0.33%

1

Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

2	Class A shares have no sales load.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
*

Seven-day yields of Thrivent Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Adviser were not reimbursing certain expenses associated with the Fund. Refer to the expense table in the Fund’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Graphical Representation of Holdings for Thrivent Government Bond Fund

The following chart is representation of the portfolio holdings, as of April 30, 2010, for the Thrivent Government Bond Fund, which commenced operations on February 26, 2010.

Portfolio Composition

(% of Portfolio)

The Portfolio Composition chart excludes collateral held for securities loaned.

Shareholder Expense Example

(unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below stated account minimums ($2,500 for Thrivent Limited Maturity Bond Fund, $1,500 for Thrivent Money Market Fund and $1,000 for all other Funds). This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2009	Ending Account Value 4/30/2010	Expenses Paid during Period 11/1/2009 - 4/30/2010*	Annualized Expense Ratio
Thrivent Aggressive Allocation Fund

Actual
Class A	$1,000	$1,159	$3.75	0.70%
Institutional Class	$1,000	$1,160	$1.88	0.35%

Hypothetical**
Class A	$1,000	$1,021	$3.51	0.70%
Institutional Class	$1,000	$1,023	$1.76	0.35%
Thrivent Moderately Aggressive Allocation Fund

Actual
Class A	$1,000	$1,136	$3.28	0.62%
Institutional Class	$1,000	$1,137	$1.48	0.28%

Hypothetical**
Class A	$1,000	$1,022	$3.11	0.62%
Institutional Class	$1,000	$1,023	$1.40	0.28%
Thrivent Moderate Allocation Fund

Actual
Class A	$1,000	$1,115	$3.12	0.59%
Institutional Class	$1,000	$1,117	$1.39	0.26%

Hypothetical**
Class A	$1,000	$1,022	$2.98	0.59%
Institutional Class	$1,000	$1,023	$1.33	0.26%

	Beginning Account Value 11/1/2009	Ending Account Value 4/30/2010	Expenses Paid during Period 11/1/2009 - 4/30/2010*	Annualized Expense Ratio
Thrivent Moderately Conservative Allocation Fund

Actual
Class A	$1,000	$1,087	$2.97	0.57%
Institutional Class	$1,000	$1,088	$1.63	0.31%

Hypothetical**
Class A	$1,000	$1,022	$2.88	0.57%
Institutional Class	$1,000	$1,023	$1.58	0.31%
Thrivent Partner Small Cap Growth Fund

Actual
Class A	$1,000	$1,292	$9.01	1.58%
Institutional Class	$1,000	$1,296	$6.32	1.11%

Hypothetical**
Class A	$1,000	$1,017	$7.92	1.58%
Institutional Class	$1,000	$1,019	$5.56	1.11%
Thrivent Partner Small Cap Value Fund

Actual
Class A	$1,000	$1,280	$7.95	1.41%
Institutional Class	$1,000	$1,283	$4.79	0.85%

Hypothetical**
Class A	$1,000	$1,018	$7.03	1.41%
Institutional Class	$1,000	$1,021	$4.24	0.85%
Thrivent Small Cap Stock Fund

Actual
Class A	$1,000	$1,219	$8.08	1.47%
Institutional Class	$1,000	$1,223	$4.36	0.79%

Hypothetical**
Class A	$1,000	$1,018	$7.35	1.47%
Institutional Class	$1,000	$1,021	$3.96	0.79%
Thrivent Mid Cap Growth Fund

Actual
Class A	$1,000	$1,218	$6.61	1.20%
Institutional Class	$1,000	$1,222	$2.92	0.53%

Hypothetical**
Class A	$1,000	$1,019	$6.01	1.20%
Institutional Class	$1,000	$1,022	$2.66	0.53%
Thrivent Partner Mid Cap Value Fund

Actual
Class A	$1,000	$1,241	$6.95	1.25%
Institutional Class	$1,000	$1,243	$5.27	0.95%

Hypothetical**
Class A	$1,000	$1,019	$6.26	1.25%
Institutional Class	$1,000	$1,020	$4.75	0.95%
Thrivent Mid Cap Stock Fund

Actual
Class A	$1,000	$1,208	$6.86	1.25%
Institutional Class	$1,000	$1,211	$3.99	0.73%

Hypothetical**
Class A	$1,000	$1,019	$6.28	1.25%
Institutional Class	$1,000	$1,021	$3.65	0.73%
Thrivent Partner Worldwide Allocation Fund

Actual
Class A	$1,000	$1,065	$6.66	1.30%
Institutional Class	$1,000	$1,068	$4.97	0.97%

Hypothetical**
Class A	$1,000	$1,018	$6.51	1.30%
Institutional Class	$1,000	$1,020	$4.86	0.97%

	Beginning Account Value 11/1/2009	Ending Account Value 4/30/2010	Expenses Paid during Period 11/1/2009 - 4/30/2010*	Annualized Expense Ratio
Thrivent Partner International Stock Fund

Actual
Class A	$1,000	$1,037	$7.19	1.42%
Institutional Class	$1,000	$1,041	$3.58	0.71%

Hypothetical**
Class A	$1,000	$1,018	$7.13	1.42%
Institutional Class	$1,000	$1,021	$3.55	0.71%
Thrivent Large Cap Growth Fund

Actual
Class A	$1,000	$1,139	$6.26	1.18%
Institutional Class	$1,000	$1,142	$4.44	0.84%

Hypothetical**
Class A	$1,000	$1,019	$5.91	1.18%
Institutional Class	$1,000	$1,021	$4.19	0.84%
Thrivent Large Cap Value Fund

Actual
Class A	$1,000	$1,143	$5.84	1.10%
Institutional Class	$1,000	$1,147	$2.84	0.53%

Hypothetical**
Class A	$1,000	$1,019	$5.50	1.10%
Institutional Class	$1,000	$1,022	$2.67	0.53%
Thrivent Large Cap Stock Fund

Actual
Class A	$1,000	$1,140	$5.96	1.12%
Institutional Class	$1,000	$1,143	$3.24	0.61%

Hypothetical**
Class A	$1,000	$1,019	$5.62	1.12%
Institutional Class	$1,000	$1,022	$3.06	0.61%
Thrivent Balanced Fund

Actual
Class A	$1,000	$1,139	$6.23	1.17%
Institutional Class	$1,000	$1,141	$3.56	0.67%

Hypothetical**
Class A	$1,000	$1,019	$5.88	1.17%
Institutional Class	$1,000	$1,021	$3.36	0.67%
Thrivent High Yield Fund

Actual
Class A	$1,000	$1,097	$4.56	0.88%
Institutional Class	$1,000	$1,099	$2.44	0.47%

Hypothetical**
Class A	$1,000	$1,020	$4.39	0.88%
Institutional Class	$1,000	$1,022	$2.35	0.47%
Thrivent Municipal Bond Fund

Actual
Class A	$1,000	$1,032	$3.86	0.77%
Institutional Class	$1,000	$1,033	$2.50	0.50%

Hypothetical**
Class A	$1,000	$1,021	$3.84	0.77%
Institutional Class	$1,000	$1,022	$2.49	0.50%
Thrivent Income Fund

Actual
Class A	$1,000	$1,070	$4.15	0.81%
Institutional Class	$1,000	$1,073	$2.03	0.40%

Hypothetical**
Class A	$1,000	$1,021	$4.05	0.81%
Institutional Class	$1,000	$1,023	$1.98	0.40%

	Beginning Account Value 11/1/2009	Ending Account Value 4/30/2010	Expenses Paid during Period 11/1/2009 - 4/30/2010*	Annualized Expense Ratio
Thrivent Core Bond Fund

Actual
Class A	$1,000	$1,062	$4.40	0.86%
Institutional Class	$1,000	$1,064	$2.72	0.53%

Hypothetical**
Class A	$1,000	$1,021	$4.31	0.86%
Institutional Class	$1,000	$1,022	$2.67	0.53%
Thrivent Limited Maturity Bond Fund

Actual
Class A	$1,000	$1,034	$3.30	0.65%
Institutional Class	$1,000	$1,036	$1.86	0.37%

Hypothetical**
Class A	$1,000	$1,022	$3.28	0.65%
Institutional Class	$1,000	$1,023	$1.85	0.37%
Thrivent Money Market Fund

Actual
Class A	$1,000	$1,000	$1.30	0.26%
Institutional Class	$1,000	$1,000	$1.36	0.27%

Hypothetical**
Class A	$1,000	$1,023	$1.32	0.26%
Institutional Class	$1,000	$1,023	$1.38	0.27%

	Beginning Account Value 2/26/2010	Ending Account Value 4/30/2010	Expenses Paid during Period 2/26/2009 - 4/30/2010 ***	Annualized Expense Ratio
Thrivent Government Bond Fund

Actual
Class A	$1,000	$1,002	$1.67	0.95%
Institutional Class	$1,000	$1,003	$1.14	0.65%

Hypothetical**
Class A	$1,000	$1,007	$1.67	0.95%
Institutional Class	$1,000	$1,008	$1.14	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Assuming 5% total return before expenses.
***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 64/365 to reflect the life of the Fund during the semiannual period.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (72.8%)	Value
Equity Mutual Funds (67.8%)
957,824	Thrivent Real Estate Securities Fund	$8,668,304
3,713,959	Thrivent Partner Small Cap Growth Fund[a]	40,519,292
943,671	Thrivent Partner Small Cap Value Fund	14,192,807
1,533,489	Thrivent Small Cap Stock Fund[a]	21,284,832
1,722,901	Thrivent Mid Cap Growth Fund[a]	30,133,544
1,669,023	Thrivent Partner Mid Cap Value Fund	18,476,080
2,006,088	Thrivent Mid Cap Stock Fund	28,346,017
2,704,839	Thrivent Partner Worldwide Allocation Fund	21,936,246
6,091,744	Thrivent Partner International Stock Fund	56,104,964
6,687,946	Thrivent Large Cap Growth Fund	34,509,800
2,217,081	Thrivent Large Cap Value Fund	29,088,108
1,472,786	Thrivent Large Cap Stock Fund	31,723,815
443,304	Thrivent Equity Income Plus Fund	3,799,119

	Total Equity Mutual Funds	338,782,928

Fixed Income Mutual Funds (5.0%)
2,079,220	Thrivent High Yield Fund	9,793,127
1,518,430	Thrivent Government Bond Fund	15,184,297

	Total Fixed Income Mutual Funds	24,977,424

	Total Mutual Funds (cost $384,634,199)	363,760,352

Shares	Common Stock (19.4%)	Value
Consumer Discretionary (2.8%)
23,100	Aeropostale, Inc.[a]	670,824
4,009	Amazon.com, Inc.[a]	549,474
5,269	Autoliv, Inc.[a]	288,478
14,652	Carnival Corporation	610,988
21,300	Carter’s, Inc.[a]	686,286
12,100	CBS Corporation	196,141
59,152	Chico’s FAS, Inc.	880,773
38,637	Cooper Tire & Rubber Company	819,877
6,740	Dana Holding Corporation[a]	90,046
3,290	Dollar Tree, Inc.[a]	199,769
39,500	Domino’s Pizza, Inc.[a]	608,695
42,900	Foot Locker, Inc.	658,515
6,672	Harman International Industries, Inc.[a]	263,411
31,465	International Game Technology	663,282
27,260	J.C. Penney Company, Inc.	795,174
17,267	Kohl’s Corporation[a]	949,512
21,750	Lowe’s Companies, Inc.	589,860
6,777	Macy’s, Inc	157,226
1,780	Omnicom Group, Inc.	75,935
2,783	Panera Bread Company[a]	216,907
9,900	Scientific Games Corporation[a]	145,629
4,090	Target Corporation	232,598
5,660	Time Warner Cable, Inc.	318,375
6,595	Toll Brothers, Inc.[a]	148,849
20,487	Walt Disney Company	754,741
12,400	Warnaco Group, Inc.[a]	593,216
82,117	Warner Music Group Corporation[a]	562,502
21,579	WMS Industries, Inc.[a]	1,079,382

	Total Consumer Discretionary	13,806,465

Consumer Staples (0.7%)
39,000	Del Monte Foods Company	582,660
6,655	Flowers Foods, Inc.	175,426
14,752	Kraft Foods, Inc.	436,659
6,787	Kroger Company	150,875
12,642	PepsiCo, Inc.	824,511
7,213	Philip Morris International, Inc.	354,014
3,180	Procter & Gamble Company	197,669
6,306	TreeHouse Foods, Inc.[a]	266,681
11,850	Walgreen Company	416,527

	Total Consumer Staples	3,405,022

Energy (2.0%)
9,357	Alpha Natural Resources, Inc.[a]	440,528
3,020	Anadarko Petroleum Corporation	187,723
7,340	Baker Hughes, Inc.	365,238
5,660	BP plc ADR	295,169
49,600	Complete Production Services, Inc.[a]	748,464
23,105	Comstock Resources, Inc.[a]	740,746
9,617	ConocoPhillips	569,230
7,970	ENSCO International plc ADR	376,025
2,157	EOG Resources, Inc.	241,843
6,845	Forest Oil Corporation[a]	200,558
4,097	Helmerich & Payne, Inc.	166,420
108,800	International Coal Group, Inc.[a]	573,376
34,400	James River Coal Company[a]	647,408
3,639	Massey Energy Company	133,297
5,295	National Oilwell Varco, Inc.	233,139
15,430	Occidental Petroleum Corporation	1,368,024
41,889	Patterson-UTI Energy, Inc.	640,483
17,220	Schlumberger, Ltd.	1,229,852
3,694	Southwestern Energy Company[a]	146,578
10,100	Ultra Petroleum Corporation[a]	482,477
7,220	Valero Energy Corporation	150,104
10,500	Weatherford International, Ltd.[a]	190,155

	Total Energy	10,126,837

Financials (2.9%)
8,335	Affiliated Managers Group, Inc.[a]	701,640
5,205	Ameriprise Financial, Inc.	241,304
19,878	Bank of America Corporation	354,425
8,220	Bank of New York Mellon Corporation	255,889
6,020	Capital One Financial Corporation	261,328
138,440	Citigroup, Inc.[a]	604,983
4,200	Comerica, Inc.	176,400
52,664	Duke Realty Corporation	712,544
4,300	Endurance Specialty Holdings, Ltd.	158,455
9,824	Equity One, Inc.	190,684
12,438	Fifth Third Bancorp	185,450
2,480	Goldman Sachs Group, Inc.	360,096
3,624	Hanover Insurance Group, Inc.	163,261

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (19.4%)	Value
Financials (2.9%) - continued
21,000	Hartford Financial Services Group, Inc.	$599,970
14,941	HCC Insurance Holdings, Inc.	406,246
25,200	Healthcare Realty Trust, Inc.	608,328
14,318	Host Hotels & Resorts, Inc.	232,811
5,725	IntercontinentalExchange, Inc.[a]	667,707
16,204	J.P. Morgan Chase & Company	689,966
20,400	KeyCorp	184,008
3,918	Lazard, Ltd.	151,470
28,478	Morgan Stanley	860,605
10,893	New York Community Bancorp, Inc.	179,408
2,400	Northern Trust Corporation	131,952
55,875	Ocwen Financial Corporation[a]	645,356
16,300	Potlatch Corporation	610,598
4,726	Principal Financial Group, Inc.	138,094
4,970	Prudential Financial, Inc.	315,893
8,650	T. Rowe Price Group, Inc.	497,461
33,600	Texas Capital Bancshares, Inc.[a]	668,640
4,139	Travelers Companies, Inc.	210,013
12,937	W.R. Berkley Corporation	349,299
33,763	Washington Federal, Inc.	694,505
11,530	Wells Fargo & Company	381,758
33,400	Zions Bancorporation	959,582

	Total Financials	14,550,129

Health Care (2.6%)
1,741	Beckman Coulter, Inc.	108,638
2,560	Biogen Idec, Inc.[a]	136,320
6,276	C.R. Bard, Inc.	543,062
11,155	Celgene Corporation[a]	691,052
7,318	Community Health Systems, Inc.[a]	299,014
10,348	Coventry Health Care, Inc.[a]	245,662
5,993	Covidien, Ltd.	287,604
10,445	Gilead Sciences, Inc.[a]	414,353
7,621	Hologic, Inc.[a]	136,187
21,815	ICON plc ADR[a]	636,344
63,073	King Pharmaceuticals, Inc.[a]	618,115
12,700	Lincare Holdings, Inc.[a]	592,963
7,822	Medco Health Solutions, Inc.[a]	460,872
26,915	Medtronic, Inc.	1,175,916
7,570	Merck & Company, Inc.	265,253
13,240	NuVasive, Inc.[a]	550,784
91,685	Pfizer, Inc.	1,532,973
16,300	STERIS Corporation	542,464
17,886	Thermo Fisher Scientific, Inc.[a]	988,738
17,135	Thoratec Corporation[a]	764,050
12,544	United Therapeutics Corporation[a]	713,628
33,753	UnitedHealth Group, Inc.	1,023,054
2,471	Varian Medical Systems, Inc.[a]	139,315
5,293	Vertex Pharmaceuticals, Inc.[a]	205,210

	Total Health Care	13,071,571

Industrials (2.4%)
1,950	3M Company	172,906
1,050	Avery Dennison Corporation	40,982
13,800	Cooper Industries plc	677,580
13,771	CSX Corporation	771,865
11,967	Dover Corporation	624,917
2,009	Eaton Corporation	155,014
7,500	FedEx Corporation	675,075
17,900	FTI Consulting, Inc.[a]	736,227
11,114	General Electric Company	209,610
3,249	Honeywell International, Inc.	154,230
3,020	Illinois Tool Works, Inc.	154,322
2,546	Ingersoll-Rand plc	94,151
8,150	ITT Corporation	452,896
69,301	Manitowoc Company, Inc.	970,907
5,817	Navistar International Corporation[a]	281,194
20,400	Old Dominion Freight Line, Inc.[a]	731,952
30,512	Oshkosh Corporation[a]	1,178,373
2,732	Parker Hannifin Corporation	189,000
1,721	Precision Castparts Corporation	220,873
5,927	Roper Industries, Inc.	361,666
26,400	Shaw Group, Inc.[a]	1,010,592
6,000	Siemens AG ADR	585,840
3,810	Spirit Aerosystems Holdings, Inc.[a]	84,506
4,313	SPX Corporation	301,392
16,387	Teledyne Technologies, Inc.[a]	714,473
3,410	Textron, Inc.	77,884
2,087	United Technologies Corporation	156,421
12,205	Werner Enterprises, Inc.	273,636

	Total Industrials	12,058,484

Information Technology (4.6%)
14,300	Adobe Systems, Inc.[a]	480,337
22,700	ADTRAN, Inc.	607,679
4,749	Akamai Technologies, Inc.[a]	184,404
10,500	Analog Devices, Inc.	314,265
8,577	Apple, Inc.[a]	2,239,626
206,604	Atmel Corporation[a]	1,123,926
53,058	Cisco Systems, Inc.[a]	1,428,321
35,200	CommVault Systems, Inc.[a]	737,440
125,679	Compuware Corporation[a]	1,080,839
15,550	Corning, Inc.	299,337
32,130	Dell, Inc.[a]	519,863
12,624	eBay, Inc.[a]	300,577
2,486	F5 Networks, Inc.[a]	170,117
38,455	FormFactor, Inc.[a]	577,210
3,255	Google, Inc.[a]	1,710,307
18,050	Hewlett-Packard Company	938,058
30,508	Intel Corporation	696,498
1,946	International Business Machines Corporation	251,034
13,100	JDS Uniphase Corporation[a]	170,169
4,611	Juniper Networks, Inc.[a]	130,999
3,000	MasterCard, Inc.	744,120
8,311	Maxim Integrated Products, Inc.	161,400
10,750	McAfee, Inc.[a]	373,563
54,850	Micron Technology, Inc.[a]	512,848
45,710	Microsoft Corporation	1,395,983
5,545	Novellus Systems, Inc.[a]	145,279
17,000	ON Semiconductor Corporation[a]	134,980
39,309	Oracle Corporation	1,015,745
27,913	Polycom, Inc.[a]	908,568
26,554	QUALCOMM, Inc.	1,028,702
24,768	Teradyne, Inc.[a]	302,913
84,951	TIBCO Software, Inc.[a]	968,441
6,257	Tyco Electronics, Ltd.	200,975
57,366	Vishay Intertechnology, Inc.[a]	597,180
14,130	Xerox Corporation	154,017
6,272	Xilinx, Inc.	161,692

	Total Information Technology	22,767,412

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (19.4%)	Value
Materials (0.8%)
6,147	Albemarle Corporation	$280,672
6,216	Ball Corporation	330,753
7,890	E.I. du Pont de Nemours and Company	314,338
11,809	Freeport-McMoRan Copper & Gold, Inc.	891,934
9,361	Owens-Illinois, Inc.[a]	331,754
6,700	Pactiv Corporation[a]	170,247
4,250	Potash Corporation of Saskatchewan, Inc.	469,625
2,059	Silgan Holdings, Inc.	124,219
6,544	Steel Dynamics, Inc.	102,806
11,400	Temple-Inland, Inc.	265,848
42,500	Thompson Creek Metals Company, Inc.[a]	544,850

	Total Materials	3,827,046

Telecommunications Services (0.2%)
17,920	American Tower Corporation[a]	731,315
3,553	Telephone and Data Systems, Inc.	123,147
6,607	Verizon Communications, Inc.	190,877
10,100	Vodafone Group plc ADR	224,220

	Total Telecommunications Services	1,269,559

Utilities (0.4%)
3,450	Alliant Energy Corporation	117,990
10,990	American Electric Power Company, Inc.	376,957
5,029	DPL, Inc.	141,717
873	Entergy Corporation	70,966
5,040	Exelon Corporation	219,694
1,215	FirstEnergy Corporation	46,012
10,013	NV Energy, Inc.	125,062
6,800	Portland General Electric Company	135,184
16,268	Southwest Gas Corporation	505,935
3,894	UGI Corporation	107,046

	Total Utilities	1,846,563

	Total Common Stock (cost $89,686,343)	96,729,088

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Trust
1,000,000	5.461%, 10/25/2036	711,817
	Renaissance Home Equity Loan Trust
650,000	6.011%, 5/25/2036	327,875

	Total Asset-Backed Securities	1,039,692

Basic Materials (0.3%)
	Arch Coal, Inc.
240,000	8.750%, 8/1/2016[b]	255,600
	CF Industries, Inc.
100,000	7.125%, 5/1/2020	105,250
	CONSOL Energy, Inc.
240,000	8.000%, 4/1/2017[b]	253,500
	Domtar Corporation
200,000	10.750%, 6/1/2017	245,000
	FMG Finance, Pty., Ltd.
210,000	10.625%, 9/1/2016[b]	246,750
	Georgia-Pacific Corporation
220,000	8.000%, 1/15/2024	237,600

	Total Basic Materials	1,343,700

Capital Goods (<0.1%)
	Owens-Illinois, Inc.
240,000	7.800%, 5/15/2018	252,600

	Total Capital Goods	252,600

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
231,377	5.643%, 9/20/2046	89,172
	WaMu Mortgage Pass Through Certificates
298,650	5.921%, 9/25/2036	264,138
403,607	6.032%, 10/25/2036	363,365

	Total Collateralized Mortgage Obligations	716,675

Commercial Mortgage-Backed Securities (0.1%)
	Bear Stearns Commercial Mortgage Securities, Inc.
300,000	5.694%, 6/11/2050	304,778

	Total Commercial Mortgage-Backed Securities	304,778

Communications Services (0.3%)
	Cablevision Systems Corporation
250,000	7.750%, 4/15/2018	253,750
	Clear Channel Worldwide Holdings, Inc.
200,000	9.250%, 12/15/2017[b]	214,250
	Cricket Communications, Inc.
240,000	9.375%, 11/1/2014	248,100
	Intelsat Jackson Holdings, Ltd.
180,000	8.500%, 11/1/2019[b]	189,450
	New Communications Holdings, Inc.
190,000	8.250%, 4/15/2017[b]	195,700
	Virgin Media Finance plc
240,000	8.375%, 10/15/2019	251,400
	Wind Acquisition Holdings Finance SPA
240,000	12.250%, 7/15/2017[b]	251,400

	Total Communications Services	1,604,050

Consumer Cyclical (0.4%)
	Ford Motor Credit Company, LLC
250,000	7.000%, 4/15/2015	254,235
	Goodyear Tire & Rubber Company
170,000	10.500%, 5/15/2016	189,338
	KB Home
190,000	6.250%, 6/15/2015	185,963
	Macy’s Retail Holdings, Inc.
210,000	8.875%, 7/15/2015	240,975

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (2.4%)	Value
Consumer Cyclical (0.4%) - continued
	MGM MIRAGE
$210,000	11.125%, 11/15/2017[b]	$238,612
	Pinnacle Entertainment, Inc.
110,000	8.625%, 8/1/2017[b]	114,950
	QVC, Inc.
190,000	7.125%, 4/15/2017[b]	192,850
	Starwood Hotels & Resorts Worldwide, Inc.
250,000	6.750%, 5/15/2018	257,500
	Toys R Us Property Company I, LLC
210,000	10.750%, 7/15/2017[b]	238,350
	WMG Acquisition Corporation
150,000	9.500%, 6/15/2016[b]	162,000

	Total Consumer Cyclical	2,074,773

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
150,000	10.375%, 10/15/2017	165,000
	Community Health Systems, Inc.
240,000	8.875%, 7/15/2015	252,000
	HCA, Inc.
220,000	9.625%, 11/15/2016	239,250
	JBS USA, LLC/JBS USA Finance, Inc.
210,000	11.625%, 5/1/2014	241,500

	Total Consumer Non-Cyclical	897,750

Energy (0.2%)
	Forest Oil Corporation
250,000	7.250%, 6/15/2019	253,750
	Petrohawk Energy Corporation
240,000	7.875%, 6/1/2015	247,800
	Pioneer Natural Resources Company
20,000	7.500%, 1/15/2020	21,255
	Plains Exploration & Production Company
110,000	7.625%, 6/1/2018	112,062
	Sandridge Energy, Inc.
190,000	8.000%, 6/1/2018[b]	186,675

	Total Energy	821,542

Financials (0.1%)
	CIT Group, Inc.
190,425	7.000%, 5/1/2017	181,142
	Icahn Enterprises, LP
190,000	8.000%, 1/15/2018[b]	184,775

	Total Financials	365,917

Technology (0.1%)
	Freescale Semiconductor, Inc.
240,000	9.250%, 4/15/2018[b]	249,600
	Iron Mountain, Inc.
240,000	8.000%, 6/15/2020	248,700

	Total Technology	498,300

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
$1,500,000	0.875%, 12/31/2010[c]	1,505,332

	Total U.S. Government and Agencies	1,505,332

Utilities (0.1%)
	El Paso Corporation
240,000	7.000%, 6/15/2017	246,573
	NRG Energy, Inc.
250,000	7.375%, 2/1/2016	247,500

	Total Utilities	494,073

	Total Long-Term Fixed Income (cost $11,745,260)	11,919,182

Principal Amount	Short-Term Investments (5.8%)[d]	Value
	Federal Home Loan Bank Discount Notes
11,240,000	0.060%, 5/3/2010	11,239,962
	Federal National Mortgage Association Discount Notes
1,200,000	0.180%, 7/7/2010[c]	1,199,603
	U.S. Treasury Bill
5,000,000	0.130%, 5/6/2010	4,999,910
5,000,000	0.130%, 5/20/2010	4,999,657
	Yorktown Capital, LLC
6,420,000	0.200%, 5/3/2010	6,419,929

	Total Short-Term Investments (at amortized cost)	28,859,061

	Total Investments (cost $514,924,863) 100.4%	$501,267,683

	Other Assets and Liabilities, Net (0.4%)	(1,959,446)

	Total Net Assets 100.0%	$499,308,237

a	Non-income producing security.
b

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $3,174,462 or 0.6% of total net assets.

c	At April 30, 2010, $2,704,935 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$17,691,673
Gross unrealized depreciation	(31,348,853)

Net unrealized appreciation (depreciation)	($13,657,180)

Cost for federal income tax purposes	$514,924,863

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	338,782,928	338,782,928	–	–
Fixed Income Mutual Funds	24,977,424	24,977,424	–	–

Common Stock
Consumer Discretionary	13,806,465	13,806,465	–	–
Consumer Staples	3,405,022	3,405,022	–	–
Energy	10,126,837	10,126,837	–	–
Financials	14,550,129	14,550,129	–	–
Health Care	13,071,571	13,071,571	–	–
Industrials	12,058,484	12,058,484	–	–
Information Technology	22,767,412	22,767,412	–	–
Materials	3,827,046	3,827,046	–	–
Telecommunications Services	1,269,559	1,269,559	–	–
Utilities	1,846,563	1,846,563	–	–

Long-Term Fixed Income
Asset-Backed Securities	1,039,692	–	1,039,692	–
Basic Materials	1,343,700	–	1,343,700	–
Capital Goods	252,600	–	252,600	–
Collateralized Mortgage Obligations	716,675	–	716,675	–
Commercial Mortgage-Backed Securities	304,778	–	304,778	–
Communications Services	1,604,050	–	1,604,050	–
Consumer Cyclical	2,074,773	–	2,074,773	–
Consumer Non-Cyclical	897,750	–	897,750	–
Energy	821,542	–	821,542	–
Financials	365,917	–	365,917	–
Technology	498,300	–	498,300	–
U.S. Government and Agencies	1,505,332	–	1,505,332	–
Utilities	494,073	–	494,073	–
Short-Term Investments	28,859,061	–	28,859,061	–

Total	$501,267,683	$460,489,440	$40,778,243	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	570,331	570,331	–	–

Total Asset Derivatives	$570,331	$570,331	$–	$–

Liability Derivatives
Futures Contracts	473,696	473,696	–	–
Credit Default Swaps	147,875	–	147,875	–

Total Liability Derivatives	$621,571	$473,696	$147,875	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	85	June 2010	$6,623,015	$6,483,375	($139,640)
Russell 2000 Index Mini-Futures	(103)	June 2010	(7,035,594)	(7,369,650)	(334,056)
S&P 500 Index Futures	65	June 2010	18,659,919	19,230,250	570,331
Total Futures Contracts					$96,635

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$470,000	($43,058)	($14,860)	($57,918)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(41,557)	(14,861)	(56,418)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chaseand Co.	Buy	6/20/2014	235,000	(26,109)	(7,430)	(33,539)
Total Credit Default Swaps					($37,151)	($147,875)

1

As the buyer of protection, Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	570,331
Total Equity Contracts		570,331
Total Asset Derivatives		$570,331

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	473,696
Total Equity Contracts		473,696

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	147,875
Total Credit Contracts		147,875
Total Liability Derivatives		$621,571

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,718,818

Total Equity Contracts		4,718,818

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(42,802)

Total Credit Contracts		(42,802)

Total		$4,676,016

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	818,699
Total Equity Contracts		818,699
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(94,404)
Total Credit Contracts		(94,404)

Total		$724,295

The following table presents Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Equity Contracts	$36,796,798	8.0%	N/A	N/A
Credit Contracts	N/A	N/A	$2,357,857	0.5%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Real Estate Securities	$6,361,734	$479,678	$220,522	957,824	$8,668,304	$120,927
Partner Small Cap Growth	30,917,351	956,671	588,058	3,713,959	40,519,292	–
Partner Small Cap Value	10,924,455	452,549	220,522	943,671	14,192,807	93,797
Small Cap Stock	16,964,611	1,195,839	735,072	1,533,489	21,284,832	–
Mid Cap Growth	24,343,677	837,087	514,551	1,722,901	30,133,544	–
Partner Mid Cap Value	14,687,998	629,716	294,029	1,669,023	18,476,080	151,380
Mid Cap Stock	26,785,979	1,415,608	5,208,580	2,006,088	28,346,017	100,186
Partner Worldwide Allocation	11,496,135	10,462,438	656,169	2,704,839	21,936,246	204,556
Partner International Stock	54,363,248	1,185,215	518,410	6,091,744	56,104,964	1,185,215
Large Cap Growth	29,738,711	1,469,133	808,580	6,687,946	34,509,800	153,711
Large Cap Value	24,919,143	1,659,018	735,072	2,217,081	29,088,108	463,179
Large Cap Stock	27,840,821	1,264,381	1,088,058	1,472,786	31,723,815	307,710
Equity Income Plus	3,285,238	33,876	–	443,304	3,799,119	33,876
High Yield	7,862,636	1,639,585	147,014	2,079,220	9,793,127	353,199
Income	11,038,341	614,044	12,038,389	–	–	282,796
Government Bond	–	15,092,044	29,068	1,518,430	15,184,297	10,736
Limited Maturity Bond	6,469,600	460,644	7,017,320	–	–	109,847
Money Market	2,930,202	1,164,397	4,094,599	–	–	3
Total Value and Income Earned	310,929,880				363,760,352	3,571,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (76.6%)	Value
Equity Mutual Funds (58.1%)
3,897,216	Thrivent Real Estate Securities Fund	$35,269,808
3,164,235	Thrivent Partner Small Cap Growth Fund[a]	34,521,800
2,141,091	Thrivent Partner Small Cap Value Fund	32,202,005
1,360,746	Thrivent Small Cap Stock Fund[a]	18,887,156
1,766,229	Thrivent Mid Cap Growth Fund[a]	30,891,350
4,023,783	Thrivent Partner Mid Cap Value Fund	44,543,279
4,313,415	Thrivent Mid Cap Stock Fund	60,948,554
7,649,726	Thrivent Partner Worldwide Allocation Fund	62,039,278
10,333,200	Thrivent Partner International Stock Fund	95,168,775
14,330,284	Thrivent Large Cap Growth Fund	73,944,265
7,237,616	Thrivent Large Cap Value Fund	94,957,525
3,246,927	Thrivent Large Cap Stock Fund	69,938,805
1,128,661	Thrivent Equity Income Plus Fund	9,672,623

	Total Equity Mutual Funds	662,985,223

Fixed Income Mutual Funds (18.5%)
12,301,086	Thrivent High Yield Fund	57,938,116
9,919,048	Thrivent Income Fund	84,014,340
2,319,689	Thrivent Government Bond Fund	23,196,893
3,703,325	Thrivent Limited Maturity Bond Fund	46,069,358

	Total Fixed Income Mutual Funds	211,218,707

	Total Mutual Funds (cost $925,066,327)	874,203,930

Shares	Common Stock (13.5%)	Value
Consumer Discretionary (1.9%)
33,100	Aeropostale, Inc.[a]	961,224
4,491	Amazon.com, Inc.[a]	615,536
10,638	Autoliv, Inc.[a]	582,431
22,505	Carnival Corporation	938,458
30,575	Carter’s, Inc.[a]	985,126
24,200	CBS Corporation	392,282
91,400	Chico’s FAS, Inc.	1,360,946
55,383	Cooper Tire & Rubber Company	1,175,227
18,190	Dana Holding Corporation[a]	243,018
6,579	Dollar Tree, Inc.[a]	399,477
56,628	Domino’s Pizza, Inc.[a]	872,637
61,400	Foot Locker, Inc.	942,490
13,545	Harman International Industries, Inc.[a]	534,757
48,574	International Game Technology	1,023,940
38,330	J.C. Penney Company, Inc.	1,118,086
18,991	Kohl’s Corporation[a]	1,044,315
23,900	Lowe’s Companies, Inc.	648,168
18,172	Macy’s, Inc	421,590
4,760	Omnicom Group, Inc.	203,062
5,665	Panera Bread Company[a]	441,530
19,800	Scientific Games Corporation[a]	291,258
10,950	Target Corporation	622,727
15,190	Time Warner Cable, Inc.	854,438
13,389	Toll Brothers, Inc.[a]	302,190
36,040	Walt Disney Company	1,327,714
17,900	Warnaco Group, Inc.[a]	856,336
117,207	Warner Music Group Corporation[a]	802,868
35,058	WMS Industries, Inc.[a]	1,753,601

	Total Consumer Discretionary	21,715,432

Consumer Staples (0.5%)
55,800	Del Monte Foods Company	833,652
13,411	Flowers Foods, Inc.	353,514
39,555	Kraft Foods, Inc.	1,170,828
13,573	Kroger Company	301,728
13,930	PepsiCo, Inc.	908,514
19,359	Philip Morris International, Inc.	950,140
8,530	Procter & Gamble Company	530,225
12,711	TreeHouse Foods, Inc.[a]	537,549
13,050	Walgreen Company	458,707

	Total Consumer Staples	6,044,857

Energy (1.5%)
18,814	Alpha Natural Resources, Inc.[a]	885,763
8,090	Anadarko Petroleum Corporation	502,874
19,670	Baker Hughes, Inc.	978,779
15,190	BP plc ADR	792,159
71,000	Complete Production Services, Inc.[a]	1,071,390
36,511	Comstock Resources, Inc.[a]	1,170,543
25,781	ConocoPhillips	1,525,977
16,240	ENSCO International plc ADR	766,203
5,770	EOG Resources, Inc.	646,932
13,790	Forest Oil Corporation[a]	404,047
8,294	Helmerich & Payne, Inc.	336,902
155,918	International Coal Group, Inc.[a]	821,688
49,300	James River Coal Company[a]	927,826
5,252	Massey Energy Company	192,381
10,491	National Oilwell Varco, Inc.	461,919
20,960	Occidental Petroleum Corporation	1,858,314
60,018	Patterson-UTI Energy, Inc.	917,675
18,905	Schlumberger, Ltd.	1,350,195
7,489	Southwestern Energy Company[a]	297,164
11,100	Ultra Petroleum Corporation[a]	530,247
19,360	Valero Energy Corporation	402,494
21,100	Weatherford International, Ltd.[a]	382,121

	Total Energy	17,223,593

Financials (2.2%)
12,013	Affiliated Managers Group, Inc.[a]	1,011,254
13,935	Ameriprise Financial, Inc.	646,027
53,323	Bank of America Corporation	950,749
22,060	Bank of New York Mellon Corporation	686,728
16,150	Capital One Financial Corporation	701,072
233,820	Citigroup, Inc.[a]	1,021,793
8,400	Comerica, Inc.	352,800
79,129	Duke Realty Corporation	1,070,615
8,800	Endurance Specialty Holdings, Ltd.	324,280
19,747	Equity One, Inc.	383,289
33,344	Fifth Third Bancorp	497,159
2,807	Goldman Sachs Group, Inc.	407,576
7,249	Hanover Insurance Group, Inc.	326,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (13.5%)	Value
Financials (2.2%) - continued
23,200	Hartford Financial Services Group, Inc.	$662,824
29,782	HCC Insurance Holdings, Inc.	809,773
36,100	Healthcare Realty Trust, Inc.	871,454
28,635	Host Hotels & Resorts, Inc.	465,605
7,439	IntercontinentalExchange, Inc.[a]	867,611
28,479	J.P. Morgan Chase & Company	1,212,636
40,800	KeyCorp	368,016
8,036	Lazard, Ltd.	310,672
44,215	Morgan Stanley	1,336,177
21,786	New York Community Bancorp, Inc.	358,815
4,800	Northern Trust Corporation	263,904
80,033	Ocwen Financial Corporation[a]	924,381
23,300	Potlatch Corporation	872,818
12,587	Principal Financial Group, Inc.	367,792
13,330	Prudential Financial, Inc.	847,255
9,550	T. Rowe Price Group, Inc.	549,221
47,784	Texas Capital Bancshares, Inc.[a]	950,902
11,097	Travelers Companies, Inc.	563,062
25,973	W.R. Berkley Corporation	701,271
48,384	Washington Federal, Inc.	995,259
30,930	Wells Fargo & Company	1,024,092
50,400	Zions Bancorporation	1,447,992

	Total Financials	25,151,441

Health Care (1.8%)
3,482	Beckman Coulter, Inc.	217,277
6,860	Biogen Idec, Inc.[a]	365,295
15,591	C.R. Bard, Inc.	1,349,089
12,365	Celgene Corporation[a]	766,012
14,636	Community Health Systems, Inc.[a]	598,027
20,797	Coventry Health Care, Inc.[a]	493,721
6,442	Covidien, Ltd.	309,151
11,504	Gilead Sciences, Inc.[a]	456,364
15,042	Hologic, Inc.[a]	268,800
30,420	ICON plc ADR[a]	887,351
98,676	King Pharmaceuticals, Inc.[a]	967,025
18,100	Lincare Holdings, Inc.[a]	845,089
8,667	Medco Health Solutions, Inc.[a]	510,660
40,214	Medtronic, Inc.	1,756,950
20,290	Merck & Company, Inc.	710,962
18,900	NuVasive, Inc.[a]	786,240
145,615	Pfizer, Inc.	2,434,683
23,400	STERIS Corporation	778,752
19,863	Thermo Fisher Scientific, Inc.[a]	1,098,027
24,523	Thoratec Corporation[a]	1,093,480
19,489	United Therapeutics Corporation[a]	1,108,729
55,886	UnitedHealth Group, Inc.	1,693,905
5,142	Varian Medical Systems, Inc.[a]	289,906
10,586	Vertex Pharmaceuticals, Inc.[a]	410,419

	Total Health Care	20,195,914

Industrials (1.7%)
5,221	3M Company	462,946
2,843	Avery Dennison Corporation	110,962
15,200	Cooper Industries plc	746,320
20,287	CSX Corporation	1,137,086
13,250	Dover Corporation	691,915
5,386	Eaton Corporation	415,584
8,231	FedEx Corporation	740,872
25,600	FTI Consulting, Inc.[a]	1,052,928
29,801	General Electric Company	562,047
8,696	Honeywell International, Inc.	412,799
8,100	Illinois Tool Works, Inc.	413,910
6,818	Ingersoll-Rand plc	252,130
8,900	ITT Corporation	494,573
107,949	Manitowoc Company, Inc.	1,512,365
11,534	Navistar International Corporation[a]	557,554
29,200	Old Dominion Freight Line, Inc.[a]	1,047,696
50,524	Oshkosh Corporation[a]	1,951,237
5,564	Parker Hannifin Corporation	384,918
3,642	Precision Castparts Corporation	467,414
11,854	Roper Industries, Inc.	723,331
41,000	Shaw Group, Inc.[a]	1,569,480
6,600	Siemens AG ADR	644,424
10,230	Spirit Aerosystems Holdings, Inc.[a]	226,901
8,826	SPX Corporation	616,761
23,483	Teledyne Technologies, Inc.[a]	1,023,859
9,140	Textron, Inc.	208,758
5,590	United Technologies Corporation	418,970
24,511	Werner Enterprises, Inc.	549,537

	Total Industrials	19,397,277

Information Technology (2.8%)
15,800	Adobe Systems, Inc.[a]	530,722
32,500	ADTRAN, Inc.	870,025
9,499	Akamai Technologies, Inc.[a]	368,846
11,550	Analog Devices, Inc.	345,691
9,502	Apple, Inc.[a]	2,481,162
345,029	Atmel Corporation[a]	1,876,958
58,370	Cisco Systems, Inc.[a]	1,571,320
50,500	CommVault Systems, Inc.[a]	1,057,975
202,879	Compuware Corporation[a]	1,744,759
17,100	Corning, Inc.	329,175
51,000	Dell, Inc.[a]	825,180
25,249	eBay, Inc.[a]	601,179
5,072	F5 Networks, Inc.[a]	347,077
55,045	FormFactor, Inc.[a]	826,225
3,566	Google, Inc.[a]	1,873,719
26,160	Hewlett-Packard Company	1,359,535
33,619	Intel Corporation	767,522
5,227	International Business Machines Corporation	674,283
26,300	JDS Uniphase Corporation[a]	341,637
9,121	Juniper Networks, Inc.[a]	259,128
3,300	MasterCard, Inc.	818,532
16,623	Maxim Integrated Products, Inc.	322,819
11,950	McAfee, Inc.[a]	415,262
70,050	Micron Technology, Inc.[a]	654,968
59,880	Microsoft Corporation	1,828,735
11,090	Novellus Systems, Inc.[a]	290,558
21,700	ON Semiconductor Corporation[a]	172,298
54,562	Oracle Corporation	1,409,882
43,129	Polycom, Inc.[a]	1,403,849
29,245	QUALCOMM, Inc.	1,132,951
49,637	Teradyne, Inc.[a]	607,061
131,942	TIBCO Software, Inc.[a]	1,504,139
16,781	Tyco Electronics, Ltd.	539,006
82,255	Vishay Intertechnology, Inc.[a]	856,275
37,890	Xerox Corporation	413,001

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (13.5%)	Value
Information Technology (2.8%) - continued
12,545	Xilinx, Inc.	$323,410

	Total Information Technology	31,744,864

Materials (0.6%)
12,293	Albemarle Corporation	561,298
12,532	Ball Corporation	666,828
21,139	E.I. du Pont de Nemours and Company	842,178
13,040	Freeport-McMoRan Copper & Gold, Inc.	984,911
18,822	Owens-Illinois, Inc.[a]	667,052
13,700	Pactiv Corporation[a]	348,117
4,650	Potash Corporation of Saskatchewan, Inc.	513,825
4,143	Silgan Holdings, Inc.	249,947
13,188	Steel Dynamics, Inc.	207,183
22,900	Temple-Inland, Inc.	534,028
60,900	Thompson Creek Metals Company, Inc.[a]	780,738

	Total Materials	6,356,105

Telecommunications Services (0.2%)
19,674	American Tower Corporation[a]	802,896
7,106	Telephone and Data Systems, Inc.	246,294
17,721	Verizon Communications, Inc.	511,960
27,060	Vodafone Group plc ADR	600,732

	Total Telecommunications Services	2,161,882

Utilities (0.3%)
6,799	Alliant Energy Corporation	232,526
29,480	American Electric Power Company, Inc.	1,011,164
9,859	DPL, Inc.	277,826
1,747	Entergy Corporation	142,014
13,510	Exelon Corporation	588,901
2,430	FirstEnergy Corporation	92,024
20,127	NV Energy, Inc.	251,386
13,601	Portland General Electric Company	270,388
23,257	Southwest Gas Corporation	723,293
7,888	UGI Corporation	216,841

	Total Utilities	3,806,363

	Total Common Stock (cost $141,799,223)	153,797,728

Principal Amount	Long-Term Fixed Income (5.0%)	Value
Asset-Backed Securities (0.4%)
	GSAMP Trust
1,239,784	0.443%, 5/25/2010[b]	1,000,602
	J.P. Morgan Mortgage Trust
2,000,000	5.461%, 10/25/2036	1,423,634
	Renaissance Home Equity Loan Trust
3,479,260	5.746%, 5/25/2036	2,008,667
1,000,000	6.011%, 5/25/2036	504,423

	Total Asset-Backed Securities	4,937,326

Basic Materials (0.3%)
	Arch Coal, Inc.
$520,000	8.750%, 8/1/2016[c]	553,800
	CF Industries, Inc.
220,000	7.125%, 5/1/2020	231,550
	CONSOL Energy, Inc.
520,000	8.000%, 4/1/2017[c]	549,250
	Domtar Corporation
440,000	10.750%, 6/1/2017	539,000
	FMG Finance, Pty., Ltd.
470,000	10.625%, 9/1/2016[c]	552,250
	Georgia-Pacific Corporation
490,000	8.000%, 1/15/2024	529,200

	Total Basic Materials	2,955,050

Capital Goods (<0.1%)
	Owens-Illinois, Inc.
520,000	7.800%, 5/15/2018	547,300

	Total Capital Goods	547,300

Collateralized Mortgage Obligations (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
486,183	5.500%, 11/25/2035	377,393
	Citimortgage Alternative Loan Trust
1,474,102	5.750%, 4/25/2037	1,195,001
	Countrywide Alternative Loan Trust
329,518	6.000%, 1/25/2037	223,051
	Countrywide Home Loans
1,219,075	5.750%, 4/25/2037	960,225
	Deutsche Alt-A Securities, Inc.
384,511	5.500%, 10/25/2021	316,388
596,679	6.000%, 10/25/2021	426,596
	J.P. Morgan Mortgage Trust
260,657	5.982%, 10/25/2036	231,884
	MASTR Alternative Loans Trust
352,543	6.500%, 7/25/2034	347,641
	Merrill Lynch Alternative Note Asset Trust
374,374	6.000%, 3/25/2037	202,282
	Sequoia Mortgage Trust
611,496	5.643%, 9/20/2046	235,668
	WaMu Mortgage Pass Through Certificates
583,725	5.921%, 9/25/2036	516,270
1,103,191	6.032%, 10/25/2036	993,198

	Total Collateralized Mortgage Obligations	6,025,597

Commercial Mortgage-Backed Securities (1.9%)
	Banc of America Commercial Mortgage, Inc.
2,100,000	5.356%, 10/10/2045	2,093,996
2,550,000	5.837%, 6/10/2049	2,470,246
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	5.331%, 2/11/2044	1,482,018
2,550,000	5.694%, 6/11/2050	2,590,614

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (5.0%)	Value
Commercial Mortgage-Backed Securities (1.9%) - continued
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
$2,200,000	5.617%, 10/15/2048	$2,262,891
	Credit Suisse Mortgage Capital Certificates
1,200,000	5.467%, 9/15/2039	1,180,265
	Greenwich Capital Commercial Funding Corporation
720,000	5.867%, 12/10/2049	625,685
	GS Mortgage Securities Corporation II
2,300,000	4.761%, 7/10/2039	2,341,796
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,150,000	5.814%, 6/12/2043	2,257,160
2,250,000	5.336%, 5/15/2047	2,218,970
	LB-UBS Commercial Mortgage Trust
2,250,000	5.866%, 9/15/2045	2,241,790

	Total Commercial Mortgage-Backed Securities	21,765,431

Communications Services (0.3%)
	Cablevision Systems Corporation
550,000	7.750%, 4/15/2018	558,250
	Clear Channel Worldwide Holdings, Inc.
550,000	9.250%, 12/15/2017[c]	589,188
	Cricket Communications, Inc.
520,000	9.375%, 11/1/2014	537,550
	Intelsat Jackson Holdings, Ltd.
560,000	8.500%, 11/1/2019[c]	589,400
	New Communications Holdings, Inc.
585,000	8.250%, 4/15/2017[c]	602,550
	Virgin Media Finance plc
520,000	8.375%, 10/15/2019	544,700
	Wind Acquisition Holdings Finance SPA
520,000	12.250%, 7/15/2017[c]	544,700

	Total Communications Services	3,966,338

Consumer Cyclical (0.5%)
	Ford Motor Credit Company, LLC
550,000	7.000%, 4/15/2015	559,318
	Goodyear Tire & Rubber Company
530,000	10.500%, 5/15/2016	590,287
	KB Home
586,000	6.250%, 6/15/2015	573,548
	Macy’s Retail Holdings, Inc.
470,000	8.875%, 7/15/2015	539,325
	MGM MIRAGE
470,000	11.125%, 11/15/2017[c]	534,037
	Pinnacle Entertainment, Inc.
260,000	8.625%, 8/1/2017[c]	271,700
	QVC, Inc.
590,000	7.125%, 4/15/2017[c]	598,850
	Starwood Hotels & Resorts Worldwide, Inc.
550,000	6.750%, 5/15/2018	566,500
	Toys R Us Property Company I, LLC
470,000	10.750%, 7/15/2017[c]	533,450
	WMG Acquisition Corporation
500,000	9.500%, 6/15/2016[c]	540,000

	Total Consumer Cyclical	5,307,015

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
500,000	10.375%, 10/15/2017	550,000
	Community Health Systems, Inc.
520,000	8.875%, 7/15/2015	546,000
	HCA, Inc.
500,000	9.625%, 11/15/2016	543,750
	JBS USA, LLC/JBS USA Finance, Inc.
470,000	11.625%, 5/1/2014	540,500

	Total Consumer Non-Cyclical	2,180,250

Energy (0.2%)
	Forest Oil Corporation
550,000	7.250%, 6/15/2019	558,250
	Petrohawk Energy Corporation
520,000	7.875%, 6/1/2015	536,900
	Pioneer Natural Resources Company
60,000	7.500%, 1/15/2020	63,765
	Plains Exploration & Production Company
250,000	7.625%, 6/1/2018	254,688
	Sandridge Energy, Inc.
585,000	8.000%, 6/1/2018[c]	574,762

	Total Energy	1,988,365

Financials (0.1%)
	CIT Group, Inc.
585,815	7.000%, 5/1/2017	557,257
	Icahn Enterprises, LP
585,000	8.000%, 1/15/2018[c]	568,912

	Total Financials	1,126,169

Technology (0.1%)
	Freescale Semiconductor, Inc.
520,000	9.250%, 4/15/2018[c]	540,800
	Iron Mountain, Inc.
520,000	8.000%, 6/15/2020	538,850

	Total Technology	1,079,650

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[d]	4,014,220

	Total U.S. Government and Agencies	4,014,220

Utilities (0.1%)
	El Paso Corporation
520,000	7.000%, 6/15/2017	534,241

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (5.0%)	Value
Utilities (0.1%) - continued
	NRG Energy, Inc.
$550,000	7.375%, 2/1/2016	$544,500

	Total Utilities	1,078,741

	Total Long-Term Fixed Income (cost $55,089,623)	56,971,452

Principal Amount	Short-Term Investments (5.3%)[e]	Value
	Federal Home Loan Bank Discount Notes
20,820,000	0.060%, 5/3/2010	20,819,931
	Federal Home Loan Mortgage Corporation Discount Notes
16,000,000	0.160%, 5/5/2010	15,999,715
5,000,000	0.155%, 5/19/2010	4,999,613
	Federal National Mortgage Association Discount Notes
3,800,000	0.180%, 7/7/2010[d]	3,798,742
	U.S. Treasury Bill
10,000,000	0.130%, 5/6/2010	9,999,819
5,000,000	0.130%, 5/20/2010	4,999,657

	Total Short-Term Investments (at amortized cost)	60,617,477

	Total Investments (cost $1,182,572,650) 100.4%	$1,145,590,587

	Other Assets and Liabilities, Net (0.4%)	(4,135,935)

	Total Net Assets 100.0%	$1,141,454,652

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $8,143,649 or 0.7% of total net assets.

d	At April 30, 2010, $7,812,962 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$34,498,408
Gross unrealized depreciation	(71,480,471)

Net unrealized appreciation (depreciation)	($36,982,063)

Cost for federal income tax purposes	$1,182,572,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Moderately Aggressive Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	662,985,223	662,985,223	–	–
Fixed Income Mutual Funds	211,218,707	211,218,707	–	–

Common Stock
Consumer Discretionary	21,715,432	21,715,432	–	–
Consumer Staples	6,044,857	6,044,857	–	–
Energy	17,223,593	17,223,593	–	–
Financials	25,151,441	25,151,441	–	–
Health Care	20,195,914	20,195,914	–	–
Industrials	19,397,277	19,397,277	–	–
Information Technology	31,744,864	31,744,864	–	–
Materials	6,356,105	6,356,105	–	–
Telecommunications Services	2,161,882	2,161,882	–	–
Utilities	3,806,363	3,806,363	–	–

Long-Term Fixed Income
Asset-Backed Securities	4,937,326	–	4,937,326	–
Basic Materials	2,955,050	–	2,955,050	–
Capital Goods	547,300	–	547,300	–
Collateralized Mortgage Obligations	6,025,597	–	6,025,597	–
Commercial Mortgage-Backed Securities	21,765,431	–	21,765,431	–
Communications Services	3,966,338	–	3,966,338	–
Consumer Cyclical	5,307,015	–	5,307,015	–
Consumer Non-Cyclical	2,180,250	–	2,180,250	–
Energy	1,988,365	–	1,988,365	–
Financials	1,126,169	–	1,126,169	–
Technology	1,079,650	–	1,079,650	–
U.S. Government and Agencies	4,014,220	–	4,014,220	–
Utilities	1,078,741	–	1,078,741	–
Short-Term Investments	60,617,477	–	60,617,477	–

Total	$1,145,590,587	$1,028,001,658	$117,588,929	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,327,023	1,327,023	–	–

Total Asset Derivatives	$1,327,023	$1,327,023	$–	$–

Liability Derivatives
Futures Contracts	1,543,128	1,543,128	–	–
Credit Default Swaps	870,045	–	870,045	–

Total Liability Derivatives	$2,413,173	$1,543,128	$870,045	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	305	June 2010	$23,759,430	$23,263,875	($495,555)
Russell 2000 Index Mini-Futures	(323)	June 2010	(22,063,077)	(23,110,650)	(1,047,573)
S&P 500 Index Futures	167	June 2010	48,079,928	49,406,951	1,327,023
Total Futures Contracts					($216,105)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($84,066)	($29,721)	($113,787)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,820,000	(237,190)	(89,161)	(326,351)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(86,119)	(29,720)	(115,839)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(83,112)	(29,721)	(112,833)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	1,410,000	(156,654)	(44,581)	(201,235)
Total Credit Default Swaps					($222,904)	($870,045)

1

As the buyer of protection, Moderately Aggressive Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Aggressive Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,327,023
Total Equity Contracts		1,327,023
Total Asset Derivatives		$1,327,023

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,543,128
Total Equity Contracts		1,543,128

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	870,045
Total Credit Contracts		870,045
Total Liability Derivatives		$2,413,173

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,028,369

Total Equity Contracts		7,028,369

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(547)

Total Foreign Exchange Contracts		(547)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(254,752)

Total Credit Contracts		(254,752)

Total		$6,773,070

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Moderately Aggressive Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,312,027
Total Equity Contracts		1,312,027
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(568,485)
Total Credit Contracts		(568,485)

Total		$743,542

The following table presents Moderately Aggressive Allocation Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$76,571,366	7.2%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$318	<0.1%
Credit Contracts	N/A	N/A	$14,147,144	1.3%	N/A	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Real Estate Securities	$25,855,699	$1,500,711	$386,459	3,897,216	$35,269,808	$490,438
Partner Small Cap Growth	26,211,582	757,705	289,844	3,164,235	34,521,800	–
Partner Small Cap Value	24,653,053	969,956	289,844	2,141,091	32,202,005	212,252
Small Cap Stock	14,718,943	1,262,841	483,074	1,360,746	18,887,156	–
Mid Cap Growth	24,836,822	757,705	289,844	1,766,229	30,891,350	–
Partner Mid Cap Value	35,258,079	1,374,417	386,459	4,023,783	44,543,279	364,144
Mid Cap Stock	59,561,371	2,724,426	13,341,474	4,313,415	60,948,554	223,418
Partner Worldwide Allocation	41,513,316	19,174,220	996,280	7,649,726	62,039,278	733,129
Partner International Stock	91,908,705	2,003,773	549,557	10,333,200	95,168,775	2,003,773
Large Cap Growth	63,584,998	2,349,374	772,918	14,330,284	73,944,265	328,828
Large Cap Value	81,026,077	4,539,192	1,159,378	7,237,616	94,957,525	1,508,373
Large Cap Stock	63,026,376	2,699,353	4,053,179	3,246,927	69,938,805	698,547
Equity Income Plus	8,215,315	338,575	96,615	1,128,661	9,672,623	86,007
High Yield	55,409,958	3,869,635	4,405,320	12,301,086	57,938,116	2,458,300
Income	119,536,437	6,298,638	46,451,279	9,919,048	84,014,340	3,109,108
Government Bond	–	23,128,080	20,025	2,319,689	23,196,893	37,580
Limited Maturity Bond	42,435,720	9,459,197	6,559,664	3,703,325	46,069,358	762,790
Money Market	2,683,777	323,273	3,007,050	–	–	–
Total Value and Income Earned	780,436,228				874,203,930	13,016,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (78.7%)	Value
Equity Mutual Funds (42.3%)
3,789,475	Thrivent Real Estate Securities Fund	$34,294,747
1,854,947	Thrivent Partner Small Cap Growth Fund[a]	20,237,472
2,049,249	Thrivent Partner Small Cap Value Fund	30,820,710
886,880	Thrivent Small Cap Stock Fund[a]	12,309,897
736,909	Thrivent Mid Cap Growth Fund[a]	12,888,536
2,431,071	Thrivent Partner Mid Cap Value Fund	26,911,958
2,617,523	Thrivent Mid Cap Stock Fund	36,985,604
5,532,228	Thrivent Partner Worldwide Allocation Fund	44,866,365
6,776,136	Thrivent Partner International Stock Fund	62,408,213
11,249,227	Thrivent Large Cap Growth Fund	58,046,010
6,561,948	Thrivent Large Cap Value Fund	86,092,756
1,689,080	Thrivent Large Cap Stock Fund	36,382,773
1,099,615	Thrivent Equity Income Plus Fund	9,423,703

	Total Equity Mutual Funds	471,668,744

Fixed Income Mutual Funds (36.4%)
11,978,832	Thrivent High Yield Fund	56,420,300
18,909,795	Thrivent Income Fund	160,165,967
2,225,521	Thrivent Government Bond Fund	22,255,213
13,496,837	Thrivent Limited Maturity Bond Fund	167,900,648

	Total Fixed Income Mutual Funds	406,742,128

	Total Mutual Funds (cost $905,295,139)	878,410,872

Shares	Common Stock (10.0%)	Value
Consumer Discretionary (1.4%)
21,700	Aeropostale, Inc.[a]	630,168
2,927	Amazon.com, Inc.[a]	401,175
7,026	Autoliv, Inc.[a]	384,674
17,725	Carnival Corporation	739,133
19,945	Carter’s, Inc.[a]	642,628
16,100	CBS Corporation	260,981
60,122	Chico’s FAS, Inc.	895,217
36,241	Cooper Tire & Rubber Company	769,034
17,140	Dana Holding Corporation[a]	228,990
4,320	Dollar Tree, Inc.[a]	262,310
37,000	Domino’s Pizza, Inc.[a]	570,170
40,100	Foot Locker, Inc.	615,535
8,963	Harman International Industries, Inc.[a]	353,859
38,474	International Game Technology	811,032
29,090	J.C. Penney Company, Inc.	848,555
12,394	Kohl’s Corporation[a]	681,546
15,550	Lowe’s Companies, Inc.	421,716
17,092	Macy’s, Inc	396,534
4,480	Omnicom Group, Inc.	191,117
3,710	Panera Bread Company[a]	289,157
13,100	Scientific Games Corporation[a]	192,701
10,300	Target Corporation	585,761
14,290	Time Warner Cable, Inc.	803,813
8,859	Toll Brothers, Inc.[a]	199,948
30,220	Walt Disney Company	1,113,305
11,600	Warnaco Group, Inc.[a]	554,944
74,678	Warner Music Group Corporation[a]	511,544
23,072	WMS Industries, Inc.[a]	1,154,061

	Total Consumer Discretionary	15,509,608

Consumer Staples (0.4%)
36,500	Del Monte Foods Company	545,310
8,940	Flowers Foods, Inc.	235,658
37,235	Kraft Foods, Inc.	1,102,156
9,016	Kroger Company	200,426
9,104	PepsiCo, Inc.	593,763
18,219	Philip Morris International, Inc.	894,189
8,020	Procter & Gamble Company	498,523
8,508	TreeHouse Foods, Inc.[a]	359,803
8,500	Walgreen Company	298,775

	Total Consumer Staples	4,728,603

Energy (1.2%)
12,476	Alpha Natural Resources, Inc.[a]	587,370
7,620	Anadarko Petroleum Corporation	473,659
18,510	Baker Hughes, Inc.	921,058
14,300	BP plc ADR	745,745
46,500	Complete Production Services, Inc.[a]	701,685
24,107	Comstock Resources, Inc.[a]	772,870
24,251	ConocoPhillips	1,435,417
14,300	ENSCO International plc ADR	674,674
5,430	EOG Resources, Inc.	608,812
9,227	Forest Oil Corporation[a]	270,351
5,563	Helmerich & Payne, Inc.	225,969
102,000	International Coal Group, Inc.[a]	537,540
32,300	James River Coal Company[a]	607,886
3,528	Massey Energy Company	129,231
6,961	National Oilwell Varco, Inc.	306,493
15,520	Occidental Petroleum Corporation	1,376,003
39,245	Patterson-UTI Energy, Inc.	600,056
12,236	Schlumberger, Ltd.	873,895
4,993	Southwestern Energy Company[a]	198,122
7,200	Ultra Petroleum Corporation[a]	343,944
18,210	Valero Energy Corporation	378,586
14,100	Weatherford International, Ltd.[a]	255,351

	Total Energy	13,024,717

Financials (1.7%)
7,832	Affiliated Managers Group, Inc.[a]	659,298
13,115	Ameriprise Financial, Inc.	608,011
50,183	Bank of America Corporation	894,763
20,760	Bank of New York Mellon Corporation	646,259
15,190	Capital One Financial Corporation	659,398
191,690	Citigroup, Inc.[a]	837,685
5,600	Comerica, Inc.	235,200
51,919	Duke Realty Corporation	702,464
5,800	Endurance Specialty Holdings, Ltd.	213,730
13,098	Equity One, Inc.	254,232
31,354	Fifth Third Bancorp	467,488
1,804	Goldman Sachs Group, Inc.	261,941
4,866	Hanover Insurance Group, Inc.	219,213

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (10.0%)	Value
Financials (1.7%) - continued
15,100	Hartford Financial Services Group, Inc.	$431,407
19,921	HCC Insurance Holdings, Inc.	541,652
23,600	Healthcare Realty Trust, Inc.	569,704
19,057	Host Hotels & Resorts, Inc.	309,867
4,977	IntercontinentalExchange, Inc.[a]	580,468
23,740	J.P. Morgan Chase & Company	1,010,849
27,200	KeyCorp	245,344
5,391	Lazard, Ltd.	208,416
35,035	Morgan Stanley	1,058,758
14,490	New York Community Bancorp, Inc.	238,650
3,200	Northern Trust Corporation	175,936
52,388	Ocwen Financial Corporation[a]	605,081
15,300	Potlatch Corporation	573,138
11,897	Principal Financial Group, Inc.	347,630
12,540	Prudential Financial, Inc.	797,042
6,150	T. Rowe Price Group, Inc.	353,687
30,713	Texas Capital Bancshares, Inc.[a]	611,189
10,437	Travelers Companies, Inc.	529,573
17,282	W.R. Berkley Corporation	466,614
31,706	Washington Federal, Inc.	652,193
29,110	Wells Fargo & Company	963,832
33,100	Zions Bancorporation	950,963

	Total Financials	18,881,675

Health Care (1.3%)
2,254	Beckman Coulter, Inc.	140,650
6,450	Biogen Idec, Inc.[a]	343,462
13,537	C.R. Bard, Inc.	1,171,357
8,044	Celgene Corporation[a]	498,326
9,691	Community Health Systems, Inc.[a]	395,974
13,865	Coventry Health Care, Inc.[a]	329,155
4,144	Covidien, Ltd.	198,871
7,536	Gilead Sciences, Inc.[a]	298,953
10,061	Hologic, Inc.[a]	179,790
20,331	ICON plc ADR[a]	593,055
65,044	King Pharmaceuticals, Inc.[a]	637,431
11,900	Lincare Holdings, Inc.[a]	555,611
5,628	Medco Health Solutions, Inc.[a]	331,602
31,274	Medtronic, Inc.	1,366,361
19,080	Merck & Company, Inc.	668,563
12,400	NuVasive, Inc.[a]	515,840
116,636	Pfizer, Inc.	1,950,154
15,300	STERIS Corporation	509,184
12,909	Thermo Fisher Scientific, Inc.[a]	713,610
16,043	Thoratec Corporation[a]	715,357
12,759	United Therapeutics
	Corporation[a]	725,859
45,241	UnitedHealth Group, Inc.	1,371,255
3,428	Varian Medical Systems, Inc.[a]	193,271
6,990	Vertex Pharmaceuticals, Inc.[a]	271,002

	Total Health Care	14,674,693

Industrials (1.2%)
4,911	3M Company	435,459
2,690	Avery Dennison Corporation	104,991
9,850	Cooper Industries plc	483,635
14,495	CSX Corporation	812,445
8,583	Dover Corporation	448,204
5,066	Eaton Corporation	390,892
5,320	FedEx Corporation	478,853
16,800	FTI Consulting, Inc.[a]	690,984
28,031	General Electric Company	528,665
8,186	Honeywell International, Inc.	388,589
7,620	Illinois Tool Works, Inc.	389,382
6,418	Ingersoll-Rand plc	237,338
5,800	ITT Corporation	322,306
70,994	Manitowoc Company, Inc.	994,626
7,756	Navistar International Corporation[a]	374,925
19,100	Old Dominion Freight Line, Inc.[a]	685,308
33,316	Oshkosh Corporation[a]	1,286,664
3,709	Parker Hannifin Corporation	256,589
2,295	Precision Castparts Corporation	294,540
8,003	Roper Industries, Inc.	488,343
26,900	Shaw Group, Inc.[a]	1,029,732
4,300	Siemens AG ADR	419,852
9,620	Spirit Aerosystems Holdings, Inc.[a]	213,371
5,884	SPX Corporation	411,174
15,378	Teledyne Technologies, Inc.[a]	670,481
8,600	Textron, Inc.	196,424
5,260	United Technologies Corporation	394,237
16,374	Werner Enterprises, Inc.	367,105

	Total Industrials	13,795,114

Information Technology (1.9%)
10,300	Adobe Systems, Inc.[a]	345,977
21,300	ADTRAN, Inc.	570,201
6,333	Akamai Technologies, Inc.[a]	245,910
7,550	Analog Devices, Inc.	225,971
6,102	Apple, Inc.[a]	1,593,354
227,819	Atmel Corporation[a]	1,239,335
37,896	Cisco Systems, Inc.[a]	1,020,160
33,000	CommVault Systems, Inc.[a]	691,350
133,811	Compuware Corporation[a]	1,150,775
11,100	Corning, Inc.	213,675
40,880	Dell, Inc.[a]	661,438
16,799	eBay, Inc.[a]	399,984
3,381	F5 Networks, Inc.[a]	231,362
36,000	FormFactor, Inc.[a]	540,360
2,344	Google, Inc.[a]	1,231,631
20,180	Hewlett-Packard Company	1,048,755
21,796	Intel Corporation	497,603
4,917	International Business Machines Corporation	634,293
17,500	JDS Uniphase Corporation[a]	227,325
6,114	Juniper Networks, Inc.[a]	173,699
2,100	MasterCard, Inc.	520,884
11,049	Maxim Integrated Products, Inc.	214,572
7,750	McAfee, Inc.[a]	269,313
45,500	Micron Technology, Inc.[a]	425,425
43,620	Microsoft Corporation	1,332,155
7,460	Novellus Systems, Inc.[a]	195,452
14,100	ON Semiconductor Corporation[a]	111,954
41,037	Oracle Corporation	1,060,396
28,397	Polycom, Inc.[a]	924,322
18,963	QUALCOMM, Inc.	734,627
33,024	Teradyne, Inc.[a]	403,884
86,769	TIBCO Software, Inc.[a]	989,167
15,801	Tyco Electronics, Ltd.	507,528
53,835	Vishay Intertechnology, Inc.[a]	560,422
35,660	Xerox Corporation	388,694

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (10.0%)	Value
Information Technology (1.9%) - continued
8,430	Xilinx, Inc.	$217,325

	Total Information Technology	21,799,278

Materials (0.4%)
8,195	Albemarle Corporation	374,184
8,388	Ball Corporation	446,325
19,889	E.I. du Pont de Nemours and Company	792,378
8,477	Freeport-McMoRan Copper & Gold, Inc.	640,268
12,548	Owens-Illinois, Inc.[a]	444,701
9,100	Pactiv Corporation[a]	231,231
3,050	Potash Corporation of Saskatchewan, Inc.	337,025
2,796	Silgan Holdings, Inc.	168,683
8,859	Steel Dynamics, Inc.	139,175
15,200	Temple-Inland, Inc.	354,464
39,900	Thompson Creek Metals Company, Inc.[a]	511,518

	Total Materials	4,439,952

Telecommunications Services (0.2%)
12,816	American Tower Corporation[a]	523,021
4,838	Telephone and Data Systems, Inc.	167,685
16,671	Verizon Communications, Inc.	481,625
25,460	Vodafone Group plc ADR	565,212

	Total Telecommunications Services	1,737,543

Utilities (0.3%)
4,600	Alliant Energy Corporation	157,320
27,740	American Electric Power Company, Inc.	951,482
6,639	DPL, Inc.	187,087
1,164	Entergy Corporation	94,622
12,710	Exelon Corporation	554,029
1,620	FirstEnergy Corporation	61,349
13,418	NV Energy, Inc.	167,591
9,067	Portland General Electric Company	180,252
15,236	Southwest Gas Corporation	473,840
5,325	UGI Corporation	146,384

	Total Utilities	2,973,956

	Total Common Stock (cost $103,033,008)	111,565,139

Principal Amount	Long-Term Fixed Income (6.0%)	Value
Asset-Backed Securities (0.4%)
	GSAMP Trust
2,637,839	0.443%, 5/25/2010[b]	2,128,942
	J.P. Morgan Mortgage Trust
2,000,000	5.461%, 10/25/2036	1,423,634
	Renaissance Home Equity Loan Trust
1,000,000	6.011%, 5/25/2036	504,423

	Total Asset-Backed Securities	4,056,999

Basic Materials (0.3%)
	Arch Coal, Inc.
520,000	8.750%, 8/1/2016[c]	553,800
	CF Industries, Inc.
220,000	7.125%, 5/1/2020	231,550
	CONSOL Energy, Inc.
520,000	8.000%, 4/1/2017[c]	549,250
	Domtar Corporation
440,000	10.750%, 6/1/2017	539,000
	FMG Finance, Pty., Ltd.
470,000	10.625%, 9/1/2016[c]	552,250
	Georgia-Pacific Corporation
500,000	8.000%, 1/15/2024	540,000

	Total Basic Materials	2,965,850

Capital Goods (<0.1%)
	Owens-Illinois, Inc.
520,000	7.800%, 5/15/2018	547,300

	Total Capital Goods	547,300

Collateralized Mortgage Obligations (1.4%)
	Citigroup Mortgage Loan Trust, Inc.
911,594	5.500%, 11/25/2035	707,613
	Citimortgage Alternative Loan Trust
2,866,308	5.750%, 4/25/2037	2,323,613
	Countrywide Alternative Loan Trust
1,402,140	6.000%, 4/25/2036	1,110,201
617,847	6.000%, 1/25/2037	418,220
	Countrywide Home Loans
2,438,149	5.750%, 4/25/2037	1,920,450
	Deutsche Alt-A Securities, Inc.
720,958	5.500%, 10/25/2021	593,227
1,193,359	6.000%, 10/25/2021	853,192
	GSR Mortgage Loan Trust
2,633,543	0.453%, 5/25/2010[b]	2,148,818
	J.P. Morgan Mortgage Trust
1,517,130	5.779%, 6/25/2036	1,350,372
488,732	5.982%, 10/25/2036	434,782
	MASTR Alternative Loans Trust
663,611	6.500%, 7/25/2034	654,383
	Merrill Lynch Alternative Note Asset Trust
701,951	6.000%, 3/25/2037	379,279
	Sequoia Mortgage Trust
1,090,777	5.643%, 9/20/2046	420,381
	WaMu Mortgage Pass Through Certificates
583,725	5.921%, 9/25/2036	516,270
2,031,485	6.032%, 10/25/2036	1,828,938

	Total Collateralized Mortgage Obligations	15,659,739

Commercial Mortgage-Backed Securities (2.2%)
	Banc of America Commercial Mortgage, Inc.
3,500,000	5.356%, 10/10/2045	3,489,993
1,650,000	5.837%, 6/10/2049	1,598,395

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (6.0%)	Value
Commercial Mortgage-Backed Securities (2.2%) - continued
	Bear Stearns Commercial Mortgage Securities, Inc.
$1,500,000	5.331%, 2/11/2044	$1,482,018
2,250,000	5.694%, 6/11/2050	2,285,836
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
3,500,000	5.617%, 10/15/2048	3,600,055
	Credit Suisse Mortgage Capital Certificates
800,000	5.467%, 9/15/2039	786,843
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,173,159
	GS Mortgage Securities Corporation II
2,300,000	4.761%, 7/10/2039	2,341,796
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,450,000	5.814%, 6/12/2043	1,522,271
3,000,000	5.336%, 5/15/2047	2,958,627
	LB-UBS Commercial Mortgage Trust
3,100,000	5.866%, 9/15/2045	3,088,688

	Total Commercial Mortgage-Backed Securities	24,327,681

Communications Services (0.3%)
	Cablevision Systems Corporation
550,000	7.750%, 4/15/2018	558,250
	Clear Channel Worldwide Holdings, Inc.
550,000	9.250%, 12/15/2017[c]	589,187
	Cricket Communications, Inc.
520,000	9.375%, 11/1/2014	537,550
	Intelsat Jackson Holdings, Ltd.
555,000	8.500%, 11/1/2019[c]	584,138
	New Communications Holdings, Inc.
585,000	8.250%, 4/15/2017[c]	602,550
	Virgin Media Finance plc
520,000	8.375%, 10/15/2019	544,700
	Wind Acquisition Holdings Finance SPA
520,000	12.250%, 7/15/2017[c]	544,700

	Total Communications Services	3,961,075

Consumer Cyclical (0.5%)
	Ford Motor Credit Company, LLC
550,000	7.000%, 4/15/2015	559,318
	Goodyear Tire & Rubber Company
525,000	10.500%, 5/15/2016	584,719
	KB Home
586,000	6.250%, 6/15/2015	573,547
	Macy’s Retail Holdings, Inc.
470,000	8.875%, 7/15/2015	539,325
	MGM MIRAGE
470,000	11.125%, 11/15/2017[c]	534,037
	Pinnacle Entertainment, Inc.
260,000	8.625%, 8/1/2017[c]	271,700
	QVC, Inc.
585,000	7.125%, 4/15/2017[c]	593,775
	Starwood Hotels & Resorts Worldwide, Inc.
550,000	6.750%, 5/15/2018	566,500
	Toys R Us Property Company I, LLC
470,000	10.750%, 7/15/2017[c]	533,450
	WMG Acquisition Corporation
550,000	9.500%, 6/15/2016[c]	594,000

	Total Consumer Cyclical	5,350,371

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
550,000	10.375%, 10/15/2017	605,000
	Community Health Systems, Inc.
520,000	8.875%, 7/15/2015	546,000
	HCA, Inc.
490,000	9.625%, 11/15/2016	532,875
	JBS USA, LLC/JBS USA Finance, Inc.
470,000	11.625%, 5/1/2014	540,500

	Total Consumer Non-Cyclical	2,224,375

Energy (0.2%)
	Forest Oil Corporation
550,000	7.250%, 6/15/2019	558,250
	Petrohawk Energy Corporation
520,000	7.875%, 6/1/2015	536,900
	Pioneer Natural Resources Company
60,000	7.500%, 1/15/2020	63,765
	Plains Exploration & Production Company
250,000	7.625%, 6/1/2018	254,688
	Sandridge Energy, Inc.
595,000	8.000%, 6/1/2018[c]	584,587

	Total Energy	1,998,190

Financials (0.1%)
	CIT Group, Inc.
585,815	7.000%, 5/1/2017	557,257
	Icahn Enterprises, LP
585,000	8.000%, 1/15/2018[c]	568,912

	Total Financials	1,126,169

Technology (0.1%)
	Freescale Semiconductor, Inc.
520,000	9.250%, 4/15/2018[c]	540,800
	Iron Mountain, Inc.
520,000	8.000%, 6/15/2020	538,850

	Total Technology	1,079,650

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
2,000,000	0.875%, 12/31/2010[d]	2,007,110

	Total U.S. Government and Agencies	2,007,110

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (6.0%)	Value
Utilities (0.1%)
	El Paso Corporation
$520,000	7.000%, 6/15/2017	$534,241
	NRG Energy, Inc.
550,000	7.375%, 2/1/2016	544,500

	Total Utilities	1,078,741

	Total Long-Term Fixed Income (cost $62,362,823)	66,383,250

Principal Amount	Short-Term Investments (5.7%)[e]	Value
	Chariot Funding, LLC
1,160,000	0.200%, 5/3/2010	1,159,987
	Federal Home Loan Bank Discount Notes
18,775,000	0.060%, 5/3/2010	18,774,937
	Federal Home Loan Mortgage Corporation Discount Notes
15,500,000	0.160%, 5/5/2010	15,499,724
	Federal National Mortgage Association Discount Notes
4,300,000	0.180%, 7/7/2010[d]	4,298,577
	U.S. Treasury Bill
14,000,000	0.130%, 5/6/2010	13,999,747
10,000,000	0.130%, 5/20/2010	9,999,314

	Total Short-Term Investments (at amortized cost)	63,732,286

	Total Investments (cost $1,134,423,256) 100.4%	$1,120,091,547

	Other Assets and Liabilities, Net (0.4%)	(4,433,083)

	Total Net Assets 100.0%	$1,115,658,464

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $8,197,136 or 0.7% of total net assets.

d	At April 30, 2010, $6,305,687 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$29,074,631
Gross unrealized depreciation	(43,406,340)

Net unrealized appreciation (depreciation)	($14,331,709)

Cost for federal income tax purposes	$1,134,423,256

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Moderate Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	471,668,744	471,668,744	–	–
Fixed Income Mutual Funds	406,742,128	406,742,128	–	–
Common Stock
Consumer Discretionary	15,509,608	15,509,608	–	–
Consumer Staples	4,728,603	4,728,603	–	–
Energy	13,024,717	13,024,717	–	–
Financials	18,881,675	18,881,675	–	–
Health Care	14,674,693	14,674,693	–	–
Industrials	13,795,114	13,795,114	–	–
Information Technology	21,799,278	21,799,278	–	–
Materials	4,439,952	4,439,952	–	–
Telecommunications Services	1,737,543	1,737,543	–	–
Utilities	2,973,956	2,973,956	–	–
Long-Term Fixed Income
Asset-Backed Securities	4,056,999	–	4,056,999	–
Basic Materials	2,965,850	–	2,965,850	–
Capital Goods	547,300	–	547,300	–
Collateralized Mortgage Obligations	15,659,739	–	15,659,739	–
Commercial Mortgage-Backed Securities	24,327,681	–	24,327,681	–
Communications Services	3,961,075	–	3,961,075	–
Consumer Cyclical	5,350,371	–	5,350,371	–
Consumer Non-Cyclical	2,224,375	–	2,224,375	–
Energy	1,998,190	–	1,998,190	–
Financials	1,126,169	–	1,126,169	–
Technology	1,079,650	–	1,079,650	–
U.S. Government and Agencies	2,007,110	–	2,007,110	–
Utilities	1,078,741	–	1,078,741	–
Short-Term Investments	63,732,286	–	63,732,286	–

Total	$1,120,091,547	$989,976,011	$130,115,536	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,139,836	1,139,836	–	–

Total Asset Derivatives	$1,139,836	$1,139,836	$–	$–

Liability Derivatives
Futures Contracts	996,834	996,834	–	–
Credit Default Swaps	870,045	–	870,045	–

Total Liability Derivatives	$1,866,879	$996,834	$870,045	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	317	June 2010	$24,699,250	$24,179,175	($520,075)
Russell 2000 Index Mini-Futures	(147)	June 2010	(10,041,091)	(10,517,850)	(476,759)
S&P 500 Index Futures	128	June 2010	36,728,964	37,868,800	1,139,836
Total Futures Contracts					$143,002

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($84,066)	($29,721)	($113,787)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,820,000	(237,190)	(89,161)	(326,351)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(86,119)	(29,720)	(115,839)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	940,000	(83,112)	(29,721)	(112,833)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	1,410,000	(156,654)	(44,581)	(201,235)
Total Credit Default Swaps					($222,904)	($870,045)

1

As the buyer of protection, Moderate Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderate Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,139,836
Total Equity Contracts		1,139,836

Total Asset Derivatives		$1,139,836

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	996,834
Total Equity Contracts		996,834

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	870,045
Total Credit Contracts		870,045

Total Liability Derivatives		$1,866,879

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	6,303,948

Total Equity Contracts		6,303,948

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(301)

Total Foreign Exchange Contracts		(301)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(254,752)

Total Credit Contracts		(254,752)

Total		$6,048,895

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Moderate Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,414,131
Total Equity Contracts		1,414,131
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(568,485)
Total Credit Contracts		(568,485)

Total		$845,646

The following table presents Moderate Allocation Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$65,921,761	6.4%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$175	<0.1%
Credit Contracts	N/A	N/A	$14,147,144	1.4%	N/A	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Real Estate Securities	$25,079,047	$1,371,526	$210,281	3,789,475	$34,294,747	$476,259
Partner Small Cap Growth	15,307,978	447,634	105,141	1,854,947	20,237,472	–
Partner Small Cap Value	23,541,331	874,257	157,711	2,049,249	30,820,710	202,806
Small Cap Stock	9,593,845	671,451	157,711	886,880	12,309,897	–
Mid Cap Growth	10,386,865	223,817	52,570	736,909	12,888,536	–
Partner Mid Cap Value	21,022,847	1,113,783	210,281	2,431,071	26,911,958	218,515
Mid Cap Stock	36,298,485	1,476,361	8,212,723	2,617,523	36,985,604	136,159
Partner Worldwide Allocation	31,097,941	12,435,253	436,140	5,532,228	44,866,365	549,451
Partner International Stock	60,112,757	1,310,565	194,704	6,776,136	62,408,213	1,310,565
Large Cap Growth	49,876,270	1,600,759	315,422	11,249,227	58,046,010	257,858
Large Cap Value	73,298,859	3,826,966	578,274	6,561,948	86,092,756	1,364,981
Large Cap Stock	35,189,159	1,507,398	4,760,603	1,689,080	36,382,773	390,563
Equity Income Plus	7,987,166	307,519	52,570	1,099,615	9,423,703	83,702
High Yield	52,106,820	3,624,773	2,194,223	11,978,832	56,420,300	2,315,795
Income	168,146,686	9,293,352	24,420,257	18,909,795	160,165,967	4,574,150
Government Bond	–	22,174,712	1,075	2,225,521	22,255,213	36,951
Limited Maturity Bond	159,101,686	15,299,092	9,272,704	13,496,837	167,900,648	2,901,423
Money Market	804,349	2,054,511	2,858,860	–	–	12
Total Value and Income Earned	778,952,091				878,410,872	14,819,190

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (77.5%)	Value
Equity Mutual Funds (26.4%)
992,351	Thrivent Real Estate Securities Fund	$8,980,777
609,986	Thrivent Partner Small Cap Value Fund	9,174,191
382,314	Thrivent Small Cap Stock Fund[a]	5,306,513
1,076,643	Thrivent Partner Mid Cap Value Fund	11,918,433
426,447	Thrivent Mid Cap Stock Fund	6,025,691
1,982,807	Thrivent Partner Worldwide Allocation Fund	16,080,568
1,709,894	Thrivent Partner International Stock Fund	15,748,125
2,408,697	Thrivent Large Cap Growth Fund	12,428,879
2,312,399	Thrivent Large Cap Value Fund	30,338,672
306,774	Thrivent Large Cap Stock Fund	6,607,919
453,665	Thrivent Equity Income Plus Fund	3,887,906

	Total Equity Mutual Funds	126,497,674

Fixed Income Mutual Funds (51.1%)
5,079,414	Thrivent High Yield Fund	23,924,042
7,417,557	Thrivent Income Fund	62,826,705
966,475	Thrivent Government Bond Fund	9,664,749
11,890,308	Thrivent Limited Maturity Bond Fund	147,915,429

	Total Fixed Income Mutual Funds	244,330,925

	Total Mutual Funds (cost $372,624,923)	370,828,599

Shares	Common Stock (8.8%)	Value
Consumer Discretionary (1.2%)
7,600	Aeropostale, Inc.[a]	220,704
1,282	Amazon.com, Inc.[a]	175,711
1,656	Autoliv, Inc.[a]	90,666
7,802	Carnival Corporation	325,343
7,011	Carter’s, Inc.[a]	225,895
4,100	CBS Corporation	66,461
19,484	Chico’s FAS, Inc.	290,117
12,746	Cooper Tire & Rubber Company	270,470
7,520	Dana Holding Corporation[a]	100,467
1,030	Dollar Tree, Inc.[a]	62,542
13,000	Domino’s Pizza, Inc.[a]	200,330
14,200	Foot Locker, Inc.	217,970
2,191	Harman International Industries, Inc.[a]	86,501
16,915	International Game Technology	356,568
12,710	J.C. Penney Company, Inc.	370,751
5,366	Kohl’s Corporation[a]	295,076
6,750	Lowe’s Companies, Inc.	183,060
7,557	Macy’s, Inc	175,323
1,980	Omnicom Group, Inc.	84,467
828	Panera Bread Company[a]	64,534
3,300	Scientific Games Corporation[a]	48,543
4,560	Target Corporation	259,327
6,300	Time Warner Cable, Inc.	354,375
2,165	Toll Brothers, Inc.[a]	48,864
13,217	Walt Disney Company	486,914
4,100	Warnaco Group, Inc.[a]	196,144
27,224	Warner Music Group Corporation[a]	186,484
7,093	WMS Industries, Inc.[a]	354,792

	Total Consumer Discretionary	5,798,399

Consumer Staples (0.4%)
12,800	Del Monte Foods Company	191,232
2,185	Flowers Foods, Inc.	57,597
16,422	Kraft Foods, Inc.	486,091
2,229	Kroger Company	49,551
3,942	PepsiCo, Inc.	257,097
8,033	Philip Morris International, Inc.	394,260
3,550	Procter & Gamble Company	220,668
2,002	TreeHouse Foods, Inc.[a]	84,664
3,750	Walgreen Company	131,812

	Total Consumer Staples	1,872,972

Energy (1.1%)
3,119	Alpha Natural Resources, Inc.[a]	146,842
3,360	Anadarko Petroleum Corporation	208,857
8,180	Baker Hughes, Inc.	407,037
6,310	BP plc ADR	329,066
16,300	Complete Production Services, Inc.[a]	245,967
7,602	Comstock Resources, Inc.[a]	243,720
10,717	ConocoPhillips	634,339
6,310	ENSCO International plc ADR	297,706
2,397	EOG Resources, Inc.	268,752
2,182	Forest Oil Corporation[a]	63,933
1,266	Helmerich & Payne, Inc.	51,425
35,843	International Coal Group, Inc.[a]	188,893
11,300	James River Coal Company[a]	212,666
1,213	Massey Energy Company	44,432
1,665	National Oilwell Varco, Inc.	73,310
6,870	Occidental Petroleum Corporation	609,094
13,830	Patterson-UTI Energy, Inc.	211,461
5,400	Schlumberger, Ltd.	385,668
1,198	Southwestern Energy Company[a]	47,537
3,100	Ultra Petroleum Corporation[a]	148,087
8,040	Valero Energy Corporation	167,152
3,500	Weatherford International, Ltd.[a]	63,385

	Total Energy	5,049,329

Financials (1.5%)
2,778	Affiliated Managers Group, Inc.[a]	233,852
5,795	Ameriprise Financial, Inc.	268,656
22,138	Bank of America Corporation	394,720
9,160	Bank of New York Mellon Corporation	285,151
6,710	Capital One Financial Corporation	291,281
84,310	Citigroup, Inc.[a]	368,435
1,400	Comerica, Inc.	58,800
17,355	Duke Realty Corporation	234,813
1,400	Endurance Specialty Holdings, Ltd.	51,590
3,275	Equity One, Inc.	63,568
13,858	Fifth Third Bancorp	206,623
789	Goldman Sachs Group, Inc.	114,563
1,141	Hanover Insurance Group, Inc.	51,402
6,550	Hartford Financial Services Group, Inc.	187,133

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (8.8%)	Value
Financials (1.5%) - continued
5,180	HCC Insurance Holdings, Inc.	$140,844
8,300	Healthcare Realty Trust, Inc.	200,362
5,039	Host Hotels & Resorts, Inc.	81,934
1,774	IntercontinentalExchange, Inc.[a]	206,902
10,482	J.P. Morgan Chase & Company	446,324
6,800	KeyCorp	61,336
1,273	Lazard, Ltd.	49,214
15,348	Morgan Stanley	463,817
3,598	New York Community Bancorp, Inc.	59,259
800	Northern Trust Corporation	43,984
18,358	Ocwen Financial Corporation[a]	212,035
5,400	Potlatch Corporation	202,284
5,126	Principal Financial Group, Inc.	149,782
5,530	Prudential Financial, Inc.	351,487
2,750	T. Rowe Price Group, Inc.	158,152
11,100	Texas Capital Bancshares, Inc.[a]	220,890
4,609	Travelers Companies, Inc.	233,861
4,346	W.R. Berkley Corporation	117,342
11,121	Washington Federal, Inc.	228,759
12,840	Wells Fargo & Company	425,132
11,000	Zions Bancorporation	316,030

	Total Financials	7,180,317

Health Care (1.2%)
614	Beckman Coulter, Inc.	38,314
2,860	Biogen Idec, Inc.[a]	152,295
5,382	C.R. Bard, Inc.	465,704
3,496	Celgene Corporation[a]	216,577
2,373	Community Health Systems, Inc.[a]	96,961
3,416	Coventry Health Care, Inc.[a]	81,096
1,810	Covidien, Ltd.	86,862
3,287	Gilead Sciences, Inc.[a]	130,395
2,440	Hologic, Inc.[a]	43,603
6,605	ICON plc ADR[a]	192,668
21,024	King Pharmaceuticals, Inc.[a]	206,035
4,200	Lincare Holdings, Inc.[a]	196,098
2,410	Medco Health Solutions, Inc.[a]	141,997
13,715	Medtronic, Inc.	599,208
8,440	Merck & Company, Inc.	295,738
4,300	NuVasive, Inc.[a]	178,880
51,356	Pfizer, Inc.	858,672
5,400	STERIS Corporation	179,712
5,650	Thermo Fisher Scientific, Inc.[a]	312,332
5,592	Thoratec Corporation[a]	249,347
4,115	United Therapeutics Corporation[a]	234,102
19,839	UnitedHealth Group, Inc.	601,320
857	Varian Medical Systems, Inc.[a]	48,318
1,698	Vertex Pharmaceuticals, Inc.[a]	65,832

	Total Health Care	5,672,066

Industrials (1.0%)
2,170	3M Company	192,414
1,170	Avery Dennison Corporation	45,665
4,300	Cooper Industries plc	211,130
5,450	CSX Corporation	305,473
3,754	Dover Corporation	196,034
2,239	Eaton Corporation	172,761
2,300	FedEx Corporation	207,023
5,900	FTI Consulting, Inc.[a]	242,667
12,384	General Electric Company	233,562
3,619	Honeywell International, Inc.	171,794
3,370	Illinois Tool Works, Inc.	172,207
2,836	Ingersoll-Rand plc	104,875
2,550	ITT Corporation	141,703
23,100	Manitowoc Company, Inc.	323,631
1,839	Navistar International Corporation[a]	88,897
6,700	Old Dominion Freight Line, Inc.[a]	240,396
10,204	Oshkosh Corporation[a]	394,078
877	Parker Hannifin Corporation	60,671
574	Precision Castparts Corporation	73,667
1,876	Roper Industries, Inc.	114,474
8,700	Shaw Group, Inc.[a]	333,036
1,900	Siemens AG ADR	185,516
4,250	Spirit Aerosystems Holdings, Inc.[a]	94,265
1,371	SPX Corporation	95,805
5,296	Teledyne Technologies, Inc.[a]	230,906
3,790	Textron, Inc.	86,564
2,327	United Technologies Corporation	174,409
4,168	Werner Enterprises, Inc.	93,447

	Total Industrials	4,987,070

Information Technology (1.8%)
4,500	Adobe Systems, Inc.[a]	151,155
7,500	ADTRAN, Inc.	200,775
1,483	Akamai Technologies, Inc.[a]	57,585
3,250	Analog Devices, Inc.	97,272
2,667	Apple, Inc.[a]	696,407
69,605	Atmel Corporation[a]	378,651
16,524	Cisco Systems, Inc.[a]	444,826
11,600	CommVault Systems, Inc.[a]	243,020
42,193	Compuware Corporation[a]	362,860
4,900	Corning, Inc.	94,325
18,000	Dell, Inc.[a]	291,240
4,275	eBay, Inc.[a]	101,788
895	F5 Networks, Inc.[a]	61,245
12,613	FormFactor, Inc.[a]	189,321
1,032	Google, Inc.[a]	542,254
8,800	Hewlett-Packard Company	457,336
9,498	Intel Corporation	216,839
2,166	International Business Machines Corporation	279,414
4,400	JDS Uniphase Corporation[a]	57,156
1,504	Juniper Networks, Inc.[a]	42,729
950	MasterCard, Inc.	235,638
2,737	Maxim Integrated Products, Inc.	53,153
3,350	McAfee, Inc.[a]	116,413
19,900	Micron Technology, Inc.[a]	186,065
19,150	Microsoft Corporation	584,841
1,815	Novellus Systems, Inc.[a]	47,553
6,150	ON Semiconductor Corporation[a]	48,831
17,953	Oracle Corporation	463,906
9,175	Polycom, Inc.[a]	298,646
8,331	QUALCOMM, Inc.	322,743
8,656	Teradyne, Inc.[a]	105,863
28,250	TIBCO Software, Inc.[a]	322,050
6,967	Tyco Electronics, Ltd.	223,780
18,889	Vishay Intertechnology, Inc.[a]	196,634
15,730	Xerox Corporation	171,457
2,057	Xilinx, Inc.	53,029

	Total Information Technology	8,396,800

Materials (0.3%)
1,949	Albemarle Corporation	88,991

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (8.8%)	Value
Materials (0.3%) - continued
1,972	Ball Corporation	$104,930
8,790	E.I. du Pont de Nemours and Company	350,194
3,702	Freeport-McMoRan Copper & Gold, Inc.	279,612
3,087	Owens-Illinois, Inc.[a]	109,403
2,100	Pactiv Corporation[a]	53,361
1,350	Potash Corporation of
	Saskatchewan, Inc.	149,175
774	Silgan Holdings, Inc.	46,695
2,115	Steel Dynamics, Inc.	33,227
3,800	Temple-Inland, Inc.	88,616
14,000	Thompson Creek Metals Company, Inc.[a]	179,480

	Total Materials	1,483,684

Telecommunications Services (0.1%)
5,555	American Tower Corporation[a]	226,700
1,184	Telephone and Data Systems, Inc.	41,037
7,367	Verizon Communications, Inc.	212,833
11,250	Vodafone Group plc ADR	249,750

	Total Telecommunications Services	730,320

Utilities (0.2%)
1,150	Alliant Energy Corporation	39,330
12,240	American Electric Power Company, Inc.	419,832
1,610	DPL, Inc.	45,370
291	Entergy Corporation	23,655
5,610	Exelon Corporation	244,540
405	FirstEnergy Corporation	15,337
3,304	NV Energy, Inc.	41,267
2,167	Portland General Electric Company	43,080
5,389	Southwest Gas Corporation	167,598
1,231	UGI Corporation	33,840

	Total Utilities	1,073,849

	Total Common Stock (cost $39,298,543)	42,244,806

Principal Amount	Long-Term Fixed Income (7.9%)	Value
Asset-Backed Securities (0.8%)
	GSAMP Trust
1,239,784	0.443%, 5/25/2010[b]	1,000,602
	J.P. Morgan Mortgage Trust
3,100,000	5.461%, 10/25/2036	2,206,633
	Renaissance Home Equity Loan Trust
1,600,000	6.011%, 5/25/2036	807,077

	Total Asset-Backed Securities	4,014,312

Basic Materials (0.3%)
	Arch Coal, Inc.
220,000	8.750%, 8/1/2016[c]	234,300
	CF Industries, Inc.
90,000	7.125%, 5/1/2020	94,725
	CONSOL Energy, Inc.
220,000	8.000%, 4/1/2017[c]	232,375
	Domtar Corporation
180,000	10.750%, 6/1/2017	220,500
	FMG Finance, Pty., Ltd.
190,000	10.625%, 9/1/2016[c]	223,250
	Georgia-Pacific Corporation
200,000	8.000%, 1/15/2024	216,000

	Total Basic Materials	1,221,150

Capital Goods (<0.1%)
	Owens-Illinois, Inc.
220,000	7.800%, 5/15/2018	231,550

	Total Capital Goods	231,550

Collateralized Mortgage Obligations (1.2%)
	Citigroup Mortgage Loan Trust, Inc.
486,183	5.500%, 11/25/2035	377,393
	Citimortgage Alternative Loan Trust
1,474,102	5.750%, 4/25/2037	1,195,001
	Countrywide Alternative Loan Trust
329,518	6.000%, 1/25/2037	223,051
	Countrywide Home Loans
1,219,075	5.750%, 4/25/2037	960,225
	Deutsche Alt-A Securities, Inc.
384,511	5.500%, 10/25/2021	316,388
650,923	6.000%, 10/25/2021	465,377
	J.P. Morgan Mortgage Trust
260,657	5.982%, 10/25/2036	231,884
	MASTR Alternative Loans Trust
352,543	6.500%, 7/25/2034	347,641
	Merrill Lynch Alternative Note Asset Trust
374,374	6.000%, 3/25/2037	202,282
	Sequoia Mortgage Trust
396,646	5.643%, 9/20/2046	152,866
	WaMu Mortgage Pass Through Certificates
868,801	5.921%, 9/25/2036	768,402
725,953	6.032%, 10/25/2036	653,573

	Total Collateralized Mortgage Obligations	5,894,083

Commercial Mortgage-Backed Securities (3.9%)
	Banc of America Commercial Mortgage, Inc.
2,250,000	5.356%, 10/10/2045	2,243,567
2,450,000	5.837%, 6/10/2049	2,373,374
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	988,012
950,000	5.694%, 6/11/2050	965,131
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
2,250,000	5.617%, 10/15/2048	2,314,321
	Credit Suisse Mortgage Capital Certificates
1,200,000	5.467%, 9/15/2039	1,180,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (7.9%)	Value
Commercial Mortgage-Backed Securities (3.9%) - continued
	Greenwich Capital Commercial Funding Corporation
$720,000	5.867%, 12/10/2049	$625,685
	GS Mortgage Securities Corporation II
2,700,000	4.761%, 7/10/2039	2,749,064
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
2,250,000	5.814%, 6/12/2043	2,362,144
1,500,000	5.336%, 5/15/2047	1,479,313
	LB-UBS Commercial Mortgage Trust
1,100,000	5.866%, 9/15/2045	1,095,986

	Total Commercial Mortgage-Backed Securities	18,376,862

Communications Services (0.3%)
	Cablevision Systems Corporation
220,000	7.750%, 4/15/2018	223,300
	Clear Channel Worldwide Holdings, Inc.
200,000	9.250%, 12/15/2017[c]	214,250
	Cricket Communications, Inc.
220,000	9.375%, 11/1/2014	227,425
	Intelsat Jackson Holdings, Ltd.
205,000	8.500%, 11/1/2019[c]	215,763
	New Communications Holdings, Inc.
215,000	8.250%, 4/15/2017[c]	221,450
	Virgin Media Finance plc
230,000	8.375%, 10/15/2019	240,925
	Wind Acquisition Holdings Finance SPA
220,000	12.250%, 7/15/2017[c]	230,450

	Total Communications Services	1,573,563

Consumer Cyclical (0.4%)
	Ford Motor Credit Company, LLC
230,000	7.000%, 4/15/2015	233,896
	Goodyear Tire & Rubber Company
195,000	10.500%, 5/15/2016	217,181
	KB Home
216,000	6.250%, 6/15/2015	211,410
	Macy’s Retail Holdings, Inc.
190,000	8.875%, 7/15/2015	218,025
	MGM MIRAGE
190,000	11.125%, 11/15/2017[c]	215,888
	Pinnacle Entertainment, Inc.
110,000	8.625%, 8/1/2017[c]	114,950
	QVC, Inc.
215,000	7.125%, 4/15/2017[c]	218,225
	Starwood Hotels & Resorts Worldwide, Inc.
220,000	6.750%, 5/15/2018	226,600
	Toys R Us Property Company I, LLC
190,000	10.750%, 7/15/2017[c]	215,650
	WMG Acquisition Corporation
200,000	9.500%, 6/15/2016[c]	216,000

	Total Consumer Cyclical	2,087,825

Consumer Non-Cyclical (0.2%)
	Biomet, Inc.
200,000	10.375%, 10/15/2017	220,000
	Community Health Systems, Inc.
220,000	8.875%, 7/15/2015	231,000
	HCA, Inc.
200,000	9.625%, 11/15/2016	217,500
	JBS USA, LLC/JBS USA Finance, Inc.
190,000	11.625%, 5/1/2014	218,500

	Total Consumer Non-Cyclical	887,000

Energy (0.2%)
	Forest Oil Corporation
230,000	7.250%, 6/15/2019	233,450
	Petrohawk Energy Corporation
220,000	7.875%, 6/1/2015	227,150
	Pioneer Natural Resources Company
20,000	7.500%, 1/15/2020	21,255
	Plains Exploration & Production Company
100,000	7.625%, 6/1/2018	101,875
	Sandridge Energy, Inc.
215,000	8.000%, 6/1/2018[c]	211,237

	Total Energy	794,967

Financials (0.1%)
	CIT Group, Inc.
215,890	7.000%, 5/1/2017	205,365
	Icahn Enterprises, LP
215,000	8.000%, 1/15/2018[c]	209,088

	Total Financials	414,453

Technology (0.1%)
	Freescale Semiconductor, Inc.
220,000	9.250%, 4/15/2018[c]	228,800
	Iron Mountain, Inc.
220,000	8.000%, 6/15/2020	227,975

	Total Technology	456,775

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
1,400,000	0.875%, 12/31/2010[d]	1,404,977

	Total U.S. Government and Agencies	1,404,977

Utilities (0.1%)
	El Paso Corporation
220,000	7.000%, 6/15/2017	226,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (7.9%)	Value
Utilities (0.1%) - continued
	NRG Energy, Inc.
$230,000	7.375%, 2/1/2016	$227,700

	Total Utilities	453,725

	Total Long-Term Fixed Income (cost $35,097,046)	37,811,242

Principal Amount	Short-Term Investments (6.1%)[e]	Value
	Federal Home Loan Bank Discount Notes
14,015,000	0.060%, 5/3/2010	14,014,953
	Federal Home Loan Mortgage Corporation Discount Notes
13,000,000	0.160%, 5/5/2010	12,999,769
	Federal National Mortgage Association Discount Notes
500,000	0.180%, 7/7/2010[d]	499,835
	Park Avenue Receivables Corporation
1,410,000	0.200%, 5/3/2010	1,409,984

	Total Short-Term Investments (at amortized cost)	28,924,541

	Total Investments (cost $475,945,053) 100.3%	$479,809,188

	Other Assets and Liabilities, Net (0.3%)	(1,488,928)

	Total Net Assets 100.0%	$478,320,260

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $3,201,676 or 0.7% of total net assets.

d	At April 30, 2010, $1,904,812 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$13,344,442
Gross unrealized depreciation	(9,480,307)

Net unrealized appreciation (depreciation)	$3,864,135

Cost for federal income tax purposes	$475,945,053

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Moderately Conservative Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Mutual Funds
Equity Mutual Funds	126,497,674	126,497,674	–	–
Fixed Income Mutual Funds	244,330,925	244,330,925	–	–

Common Stock
Consumer Discretionary	5,798,399	5,798,399	–	–
Consumer Staples	1,872,972	1,872,972	–	–
Energy	5,049,329	5,049,329	–	–
Financials	7,180,317	7,180,317	–	–
Health Care	5,672,066	5,672,066	–	–
Industrials	4,987,070	4,987,070	–	–
Information Technology	8,396,800	8,396,800	–	–
Materials	1,483,684	1,483,684	–	–
Telecommunications Services	730,320	730,320	–	–
Utilities	1,073,849	1,073,849	–	–

Long-Term Fixed Income
Asset-Backed Securities	4,014,312	–	4,014,312	–
Basic Materials	1,221,150	–	1,221,150	–
Capital Goods	231,550	–	231,550	–
Collateralized Mortgage Obligations	5,894,083	–	5,894,083	–
Commercial Mortgage-Backed
Securities	18,376,862	–	18,376,862	–
Communications Services	1,573,563	–	1,573,563	–
Consumer Cyclical	2,087,825	–	2,087,825	–
Consumer Non-Cyclical	887,000	–	887,000	–
Energy	794,967	–	794,967	–
Financials	414,453	–	414,453	–
Technology	456,775	–	456,775	–
U.S. Government and Agencies	1,404,977	–	1,404,977	–
Utilities	453,725	–	453,725	–
Short-Term Investments	28,924,541	–	28,924,541	–

Total	$479,809,188	$413,073,405	$66,735,783	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	254,904	254,904	–	–

Total Asset Derivatives	$254,904	$254,904	$–	$–

Liability Derivatives
Futures Contracts	363,464	363,464	–	–
Credit Default Swaps	290,673	–	290,673	–

Total Liability Derivatives	$654,137	$363,464	$290,673	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	75	June 2010	$5,844,087	$5,720,624	($123,463)
Russell 2000 Index Mini-Futures	(74)	June 2010	(5,054,699)	(5,294,700)	(240,001)
S&P 500 Index Futures	39	June 2010	11,283,246	11,538,150	254,904
Total Futures Contracts					($108,560)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($79,062)	($29,721)	($108,783)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(42,034)	(14,860)	(56,894)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(43,058)	(14,860)	(57,918)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	470,000	(52,218)	(14,860)	(67,078)
Total Credit Default Swaps					($74,301)	($290,673)

1

As the buyer of protection, Moderately Conservative Allocation Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Moderately Conservative Allocation Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	254,904
Total Equity Contracts		254,904

Total Asset Derivatives		$254,904

Liability Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	363,464
Total Equity Contracts		363,464

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	290,673
Total Credit Contracts		290,673

Total Liability Derivatives		$654,137

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,824,360

Total Equity Contracts		1,824,360

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(137)

Total Foreign Exchange Contracts		(137)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(84,998)
Total Credit Contracts		(84,998)

Total		$1,739,225

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Moderately Conservative Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	183,677
Total Equity Contracts		183,677
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(189,415)
Total Credit Contracts		(189,415)

Total		($5,738)

The following table presents Moderately Conservative Allocation Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$20,475,355	4.7%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$80	<0.1%
Credit Contracts	N/A	N/A	$4,715,715	1.1%	N/A	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Real Estate Securities	$6,104,427	$948,139	$146,503	992,351	$8,980,777	$122,410
Partner Small Cap Value	6,833,744	472,417	73,252	609,986	9,174,191	59,553
Small Cap Stock	3,869,246	619,296	109,877	382,314	5,306,513	–
Partner Mid Cap Value	9,275,400	509,331	73,252	1,076,643	11,918,433	96,467
Mid Cap Stock	9,321,846	861,346	6,046,503	426,447	6,025,691	35,618
Partner Worldwide Allocation	11,494,368	4,158,752	232,197	1,982,807	16,080,568	207,295
Partner International Stock	15,179,007	330,929	60,810	1,709,894	15,748,125	330,929
Large Cap Growth	10,248,419	879,743	146,503	2,408,697	12,428,879	54,015
Large Cap Value	25,006,393	2,330,487	329,632	2,312,399	30,338,672	472,598
Large Cap Stock	6,666,240	486,547	1,372,136	306,774	6,607,919	74,798
Equity Income Plus	3,200,770	240,744	36,626	453,665	3,887,906	34,312
High Yield	19,140,061	3,912,094	219,755	5,079,414	23,924,042	877,450
Income	51,154,503	10,252,357	972,054	7,417,557	62,826,705	1,463,475
Government Bond	–	9,635,827	–	966,475	9,664,749	17,407
Limited Maturity Bond	141,143,815	12,729,647	8,465,031	11,890,308	147,915,429	2,636,844
Money Market	1,811,651	3,441,221	5,252,872	–	–	9
Total Value and Income Earned	320,449,890				370,828,599	6,483,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.5%)	Value
Consumer Discretionary (18.1%)
14,560	7 Days Group Holdings, Ltd. ADR[a]	$152,880
8,830	AnnTaylor Stores Corporation[a]	191,611
81,470	ArvinMeritor, Inc.[a]	1,248,120
10,310	Asbury Automotive Group, Inc.[a]	160,321
3,640	Boyd Gaming Corporation[a,b]	46,228
27,310	Brunswick Corporation	570,779
5,920	Buffalo Wild Wings, Inc.[a]	244,733
10,380	California Pizza Kitchen, Inc.[a]	212,790
13,310	Capella Education Company[a]	1,206,152
15,650	Chico’s FAS, Inc.	233,029
3,360	Children’s Place Retail Stores, Inc.[a]	153,955
8,420	Citi Trends, Inc.[a]	282,407
10,290	Cooper Tire & Rubber Company	218,354
4,400	Cracker Barrel Old Country Store, Inc.	217,228
98,530	Crocs, Inc.[a]	951,800
2,180	Deckers Outdoor Corporation[a]	306,464
24,380	DineEquity, Inc.[a,b]	1,002,749
52,870	Finish Line, Inc.	851,736
31,470	Gaylord Entertainment Company[a,b]	1,062,112
5,310	G-III Apparel Group, Ltd.[a]	151,866
16,110	hhgregg, Inc.[a]	461,229
13,670	Imax Corporation[a,b]	258,363
3,510	Jo-Ann Stores, Inc.[a]	154,861
3,610	Joseph A. Bank Clothiers, Inc.[a]	219,705
81,930	Orient-Express Hotels, Ltd.[a]	1,118,344
15,240	Pier 1 Imports, Inc.[a]	126,187
39,470	Ryland Group, Inc.	899,127
112,350	Saks, Inc.[a,b]	1,095,413
13,390	Select Comfort Corporation[a]	151,575
3,910	Skechers USA, Inc.[a]	149,948
1,660	Steven Madden, Ltd.[a]	96,214
33,960	Tempur-Pedic International, Inc.[a]	1,144,452
71,510	Texas Roadhouse, Inc.[a]	1,056,918
35,720	True Religion Apparel, Inc.[a,b]	1,116,250
18,900	Tupperware Brands Corporation	965,223
22,800	Warnaco Group, Inc.[a]	1,090,752
15,470	WMS Industries, Inc.[a]	773,809

	Total Consumer Discretionary	20,343,684

Consumer Staples (2.7%)
25,620	Central European Distribution Corporation[a]	887,733
12,240	Diamond Foods, Inc.	522,770
2,580	Green Mountain Coffee Roasters, Inc.[a]	187,463
5,490	TreeHouse Foods, Inc.[a]	232,172
39,750	United Natural Foods, Inc.[a]	1,219,928

	Total Consumer Staples	3,050,066

Energy (4.1%)
1,200	Arena Resources, Inc.[a]	44,316
13,100	Brigham Exploration Company[a]	255,581
7,240	Carrizo Oil & Gas, Inc.[a]	158,846
51,140	James River Coal Company[a,b]	962,455
104,060	Key Energy Services, Inc.[a]	1,130,091
21,380	Resolute Energy Corporation[a]	286,064
39,300	Rex Energy Corporation[a]	522,690
33,760	Swift Energy Company[a]	1,221,437

	Total Energy	4,581,480

Financials (6.8%)
8,660	American Physicians Capital, Inc.[b]	289,590
28,190	Artio Global Investors, Inc.	644,987
23,710	Bank of the Ozarks, Inc.	912,124
74,740	Boston Private Financial Holdings, Inc.	592,688
3,760	Harleysville Group, Inc.	120,395
3,600	IBERIABANK Corporation	221,904
79,660	MF Global Holdings, Ltd.[a,b]	734,465
45,120	MGIC Investment Corporation[a]	470,602
45,420	National Financial Partners[a]	699,014
7,180	Oriental Financial Group, Inc.	120,050
38,110	Radian Group, Inc.	540,781

15,950	Stifel Financial Corporation[a]	914,413
11,350	Sunstone Hotel Investors, Inc.[a]	144,486
10,290	Symetra Financial Corporation[a]	138,915
21,650	Tanger Factory Outlet Centers, Inc.	900,640
5,080	Umpqua Holdings Corporation	75,895
7,170	Wilmington Trust Corporation	124,256

	Total Financials	7,645,205

Health Care (24.1%)
22,070	Acorda Therapeutics, Inc.[a]	855,213
4,040	Alexion Pharmaceuticals, Inc.[a]	221,715
42,140	Align Technology, Inc.[a]	715,537
15,800	Alphatec Holdings, Inc.[a]	105,544
37,290	AMERIGROUP Corporation[a]	1,351,390
3,040	Ardea Biosciences, Inc.[a]	77,216
5,080	Bio-Reference Laboratories, Inc.[a]	118,872
4,860	Catalyst Health Solutions, Inc.[a]	205,627
17,300	Cooper Companies, Inc.	672,797
4,950	Dexcom, Inc.[a]	54,202
16,960	Emergency Medical Services Corporation[a]	896,845
57,130	ev3, Inc.[a]	1,092,897
51,370	Healthsouth Corporation[a]	1,051,030
12,370	Hill-Rom Holdings, Inc.	392,253
11,260	HMS Holding Corporation[a]	602,410
42,420	Human Genome Sciences, Inc.[a]	1,174,610
33,930	ICON plc ADR[a]	989,738
39,360	Immucor, Inc.[a]	842,698
44,050	Impax Laboratories, Inc.[a]	797,305
21,350	Incyte Corporation[a,b]	286,517
3,540	Integra LifeSciences Holdings Corporation[a]	160,822
14,060	InterMune, Inc.[a,b]	598,394
8,780	Kendle International, Inc.[a]	145,309
33,680	MedAssets, Inc.[a]	768,914
4,670	Momenta Pharmaceuticals, Inc.[a]	64,820
14,100	Myriad Genetics, Inc.[a]	338,541
15,420	Onyx Pharmaceuticals, Inc.[a]	445,175
9,400	Orthofix International NVa	321,386
8,850	OSI Pharmaceuticals, Inc.[a]	519,230
4,280	Par Pharmaceutical Companies, Inc.[a]	116,159
42,450	PAREXEL International Corporation[a]	1,000,971
13,770	Pharmasset, Inc.[a]	446,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.5%)	Value
Health Care (24.1%) - continued
31,160	PSS World Medical, Inc.[a,b]	$730,079
37,577	Psychiatric Solutions, Inc.[a]	1,208,852
12,240	Quality Systems, Inc.[b]	783,482
11,510	Regeneron Pharmaceuticals, Inc.[a]	293,850
26,290	Salix Pharmaceuticals, Ltd.[a]	1,056,858
34,850	Seattle Genetics, Inc.[a]	439,110
14,490	SXC Health Solutions Corporation[a]	1,009,953
10,400	Teleflex, Inc.	637,728
195,260	Tenet Healthcare Corporation[a]	1,220,375
14,150	Thoratec Corporation[a,b]	630,949
13,460	United Therapeutics Corporation[a]	765,739
2,140	Vermillion, Inc.[a,b]	38,520
16,350	Volcano Corporation[a]	392,727
11,810	West Pharmaceutical Services, Inc.	494,248

	Total Health Care	27,132,755

Industrials (10.6%)
11,240	Alaska Air Group, Inc.[a]	465,448
3,020	Allegiant Travel Company[a,b]	155,318
1,130	American Science & Engineering, Inc.	84,919
6,300	Bucyrus International, Inc.	396,963
2,790	Clean Harbors, Inc.[a]	176,970
3,140	Consolidated Graphics, Inc.[a]	131,597
19,500	Copa Holdings SA	1,105,260
95,340	Ener1, Inc.[a,b]	396,614
25,790	EnPro Industries, Inc.[a]	814,448
34,400	Genesee & Wyoming, Inc.[a]	1,345,040
36,110	GrafTech International, Ltd.[a]	608,815
34,270	Hub Group, Inc.[a]	1,096,983
3,980	Huron Consulting Group, Inc.[a]	93,212
63,880	Kforce, Inc.[a]	887,293
42,580	Manitowoc Company, Inc.	596,546
10,130	Nordson Corporation	727,537
3,010	Triumph Group, Inc.	233,456
50,300	TrueBlue, Inc.[a]	794,237
2,740	United Stationers, Inc.[a]	167,743
13,040	Watsco, Inc.	772,229
22,910	WESCO International, Inc.[a]	930,604

	Total Industrials	11,981,232

Information Technology (25.9%)
2,290	Acme Packet, Inc.[a]	59,861
22,030	Actuate Corporation[a]	124,690
28,810	ADTRAN, Inc.	771,244
7,350	ANSYS, Inc.[a]	330,750
13,970	Archipelago Learning, Inc.[a]	202,565
94,500	Ariba, Inc.[a]	1,348,515
74,050	Aruba Networks, Inc.[a,b]	930,068
36,760	AsiaInfo Holdings, Inc.[a,b]	1,044,352
34,760	Atheros Communications, Inc.[a]	1,350,078
41,820	Blue Coat Systems, Inc.[a]	1,360,405
6,230	Bottomline Technologies, Inc.[a]	108,402
28,530	Cavium Networks, Inc.[a]	787,713
5,510	Cirrus Logic, Inc.[a]	70,032
8,150	Cogo Group, Inc.[a]	57,376
4,560	Comtech Telecommunications Corporation[a]	142,454
29,980	CyberSource Corporation[a]	769,886
40,980	Diodes, Inc.[a]	879,841
6,290	Ebix, Inc.[a,b]	102,338
8,570	Fairchild Semiconductor International, Inc.[a]	96,155
18,790	Finisar Corporation[a,b]	281,098
39,930	GSI Commerce, Inc.[a]	1,088,093
3,330	Hittite Microwave Corporation[a]	170,762
17,940	Jack Henry & Associates, Inc.	457,829
8,820	Kenexa Corporation[a]	132,388
3,490	MAXIMUS, Inc.	216,066
20,490	Mercadolibre, Inc.[a,b]	1,033,106
2,200	MicroStrategy, Inc.[a]	168,520
15,130	Netezza Corporation[a]	207,130

57,650	Netlogic Microsystems, Inc.[a,b]	1,796,951
5,360	NetScout Systems, Inc.[a]	77,827
39,510	Plexus Corporation[a]	1,463,846
127,590	PMC-Sierra, Inc.[a]	1,129,172
3,390	Power Integrations, Inc.	130,447
43,860	QLogic Corporation[a]	849,568
34,300	Riverbed Technology, Inc.[a]	1,062,957
2,960	Rubicon Technology, Inc.[a,b]	80,334
9,350	Sanmina-SCI Corporation[a]	166,711
48,440	Semtech Corporation[a]	879,186
42,350	Solarwinds, Inc.[a,b]	786,016
24,480	Sourcefire, Inc.[a]	547,618
40,880	SuccessFactors, Inc.[a]	855,618
6,630	Synchronoss Technologies, Inc.[a]	135,451
36,240	Taleo Corporation[a]	941,515
115,740	Teradyne, Inc.[a]	1,415,500
3,270	Tyler Technologies, Inc.[a]	55,721
26,780	Varian Semiconductor Equipment Associates, Inc.[a]	882,133
15,760	Veeco Instruments, Inc.[a]	693,282
15,550	VistaPrint NVa	802,069
6,560	Xyratex, Ltd.[a]	115,456

	Total Information Technology	29,159,095

Materials (4.9%)
3,170	A. Schulman, Inc.	82,452
9,160	Century Aluminum Company[a]	123,477
3,270	Domtar Corporation[a]	231,647
17,550	Georgia Gulf Corporation[a]	360,477
19,730	Huntsman Corporation	225,119
9,710	Schweitzer-Mauduit International, Inc.	552,693
84,970	Solutia, Inc.[a]	1,495,472
6,740	Stillwater Mining Company[a]	113,906
47,950	Temple-Inland, Inc.	1,118,194
62,310	Thompson Creek Metals Company, Inc.[a]	798,814
5,280	Walter Energy, Inc.	426,677

	Total Materials	5,528,928

Telecommunications Services (1.3%)
16,050	City Telecom HK, Ltd.	237,861
45,920	Premiere Global Services, Inc.[a]	430,270
44,370	TW Telecom, Inc.[a]	789,786

	Total Telecommunications Services	1,457,917

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.5%)	Value

Utilities (<0.1%)
2,260	Artesian Resources Corporation	$42,804

	Total Utilities	42,804

	Total Common Stock (cost $81,466,113)	110,923,166

Shares	Collateral Held for Securities Loaned (13.1%)	Value

14,718,629	Thrivent Financial Securities Lending Trust	14,718,629

	Total Collateral Held for Securities Loaned (cost $14,718,629)	14,718,629

Principal Amount	Short-Term Investments (1.5%)[c]	Value

	Park Avenue Receivables Corporation
1,705,000	0.200%, 5/3/2010	1,704,981

	Total Short-Term Investments (at amortized cost)	1,704,981

	Total Investments (cost $97,889,723) 113.1%	$127,346,776

	Other Assets and Liabilities, Net (13.1%)	(14,746,672)

	Total Net Assets 100.0%	$112,600,104

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,214,772
Gross unrealized depreciation	(757,719)

Net unrealized appreciation (depreciation)	$29,457,053

Cost for federal income tax purposes	$97,889,723

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Partner Small Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	20,343,684	20,343,684	–	–
Consumer Staples	3,050,066	3,050,066	–	–
Energy	4,581,480	4,581,480	–	–
Financials	7,645,205	7,645,205	–	–
Health Care	27,132,755	27,132,755	–	–
Industrials	11,981,232	11,981,232	–	–
Information Technology	29,159,095	29,159,095	–	–
Materials	5,528,928	5,528,928	–	–
Telecommunications Services	1,457,917	1,457,917	–	–
Utilities	42,804	42,804	–	–
Collateral Held for Securities Loaned	14,718,629	14,718,629	–	–
Short-Term Investments	1,704,981	–	1,704,981	–

Total	$127,346,776	$125,641,795	$1,704,981	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(38,570)

Total Equity Contracts		(38,570)

Total		($38,570)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Partner Small Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	95,458
Total Equity Contracts		95,458

Total		$95,458

The following table presents Partner Small Cap Growth Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$509,421	0.5%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$4,931,858	$2,387,194	$7,319,052	–	$–	$–
Thrivent Financial Securities Lending Trust	14,587,940	37,892,382	37,761,693	14,718,629	14,718,629	33,198
Total Value and Income Earned	19,519,798				14,718,629	33,198

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (97.0%)	Value
Consumer Discretionary (14.6%)
201,000	Aaron’s, Inc.[a]	$4,536,570
28,700	Ascent Media Corporation[b]	847,224
70,500	Brunswick Corporation	1,473,450
39,000	Cavco Industries, Inc.[b]	1,527,630
34,400	Corinthian Colleges, Inc.[a,b]	537,328
44,000	CSS Industries, Inc.	880,880
72,000	Dixie Group, Inc.[b]	352,800
54,500	Dorman Products, Inc.[b]	1,381,575
92,100	Drew Industries, Inc.[b]	2,362,365
79,700	Fred’s, Inc.	1,107,033
89,100	Haverty Furniture Companies, Inc.	1,452,330
37,700	Hooker Furniture Corporation	594,152
36,300	Knology, Inc.[b]	476,619
61,600	M/I Homes, Inc.[b]	960,960
77,000	MarineMax, Inc.[b]	858,550
44,000	Matthews International Corporation	1,540,000
70,000	Men’s Wearhouse, Inc.	1,654,100
98,700	Meritage Homes Corporation[a,b]	2,347,086
174,200	Orient-Express Hotels, Ltd.[b]	2,377,830
31,100	Pool Corporation[a]	762,883
267,000	Sealy Corporation[b]	998,580
133,000	Shiloh Industries, Inc.[b]	1,081,290
57,000	Stanley Furniture Company, Inc.[b]	562,590
138,500	Stein Mart, Inc.[b]	1,312,980
27,500	Steven Madden, Ltd.[b]	1,593,900
105,000	Winnebago Industries, Inc.[a,b]	1,746,150

	Total Consumer Discretionary	35,326,855

Consumer Staples (1.2%)
228,000	Alliance One International, Inc.[b]	1,160,520
14,700	Casey’s General Stores, Inc.	567,861
33,200	Nash Finch Company	1,162,664

	Total Consumer Staples	2,891,045

Energy (6.7%)
24,600	Carbo Ceramics, Inc.[a]	1,801,950
34,000	Cloud Peak Energy, Inc.[b]	544,000
48,200	Forest Oil Corporation[b]	1,412,260
63,500	Gulf Island Fabrication, Inc.	1,522,095
269,300	Hercules Offshore, Inc.[b]	1,066,428
119,000	Penn Virginia Corporation	3,035,690
98,400	TETRA Technologies, Inc.[b]	1,209,336
62,500	Whiting Petroleum Corporation[b]	5,645,625

	Total Energy	16,237,384

Financials (23.3%)
183,000	Ares Capital Corporation	2,902,380
175,500	CBL & Associates Properties, Inc.[a]	2,562,300
119,000	Cedar Shopping Centers, Inc.	947,240
47,000	Central Fund of Canada, Ltd.[a]	706,880
91,400	Columbia Banking System, Inc.[c]	2,054,672
96,000	East West Bancorp, Inc.	1,880,640
45,000	Employers Holdings, Inc.	741,600
143,300	First Opportunity Fund, Inc.	1,004,533
60,400	First Potomac Realty Trust	979,688
90,000	Glacier Bancorp, Inc.	1,664,100
62,000	Gladstone Capital Corporation[a]	832,040
76,200	Hatteras Financial Corporation[a]	2,032,254
114,500	Hercules Technology Growth Capital, Inc.	1,241,180
55,000	Home Bancshares, Inc.	1,546,600
18,000	iShares Russell 2000 Value Fund[a]	1,227,420
52,000	JMP Group, Inc.	402,480
54,500	Kilroy Realty Corporation	1,910,770
187,000	Kite Realty Group Trust	1,013,540
71,600	LaSalle Hotel Properties	1,886,660
3,600	Markel Corporation[b]	1,378,224
82,500	Max Capital Group, Ltd.	1,839,750
90,000	Meadowbrook Insurance Group, Inc.	711,000
63,000	National Interstate Corporation	1,316,070
36,000	Parkway Properties, Inc.	709,200
38,000	Pebblebrook Hotel Trust[b]	748,600
163,300	PennantPark Investment Corporation	1,786,502
29,300	Piper Jaffray Companies[b]	1,153,248
67,600	Potlatch Corporation	2,532,296
66,300	ProAssurance Corporation[b]	4,040,985
125,400	Redwood Trust, Inc.[a]	2,091,672
115,000	Safeguard Scientifics, Inc.[b]	1,582,400
134,500	Sandy Spring Bancorp, Inc.	2,347,025
48,700	Seabright Insurance Holdings	529,856
50,500	SVB Financial Group[b]	2,486,115
275,900	Western Alliance Bancorp[a,b]	2,400,330
35,000	Wintrust Financial Corporation	1,305,500

	Total Financials	56,495,750

Health Care (4.8%)
35,000	Angiodynamics, Inc.[b]	560,000
6,200	Atrion Corporation	879,036
774,900	Lexicon Pharmaceuticals, Inc.[b]	1,247,589
43,200	Momenta Pharmaceuticals, Inc.[b]	599,616
33,100	National Healthcare Corporation[a]	1,170,416
102,000	Owens & Minor, Inc.	3,207,900
83,900	Triple-S Management Corporation[a,b]	1,526,980
56,800	West Pharmaceutical Services, Inc.	2,377,080

	Total Health Care	11,568,617

Industrials (23.2%)
24,000	A.O. Smith Corporation	1,239,120
45,000	AirTran Holdings, Inc.[b]	237,600
33,500	Alaska Air Group, Inc.[b]	1,387,235
25,800	Ameron International Corporation	1,790,262
35,400	Applied Industrial Technologies, Inc.	1,089,612
26,000	Astec Industries, Inc.[b]	861,120
136,500	Beacon Roofing Supply, Inc.[b]	3,030,300
66,900	Belden, Inc.	1,837,074
61,700	C&D Technologies, Inc.[a,b]	89,465
36,900	Circor International, Inc.	1,271,574
96,000	Colfax Corporation[b]	1,252,800
81,000	Comfort Systems USA, Inc.	1,140,480
32,000	Courier Corporation	550,080
16,000	Franklin Electric Company, Inc.	559,840
23,400	FTI Consulting, Inc.[b]	962,442
53,000	G & K Services, Inc.	1,456,970
57,000	Genesee & Wyoming, Inc.[b]	2,228,700
88,500	Gibraltar Industries, Inc.[b]	1,329,270
68,000	Greenbrier Companies, Inc.[b]	1,107,040
62,000	Hub Group, Inc.[b]	1,984,620

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (97.0%)	Value
Industrials (23.2%) - continued
50,000	IDEX Corporation	$1,680,000
85,500	Insituform Technologies, Inc.[b]	2,049,435
44,500	Kaman Corporation	1,219,745
94,300	Kforce, Inc.[b]	1,309,827
79,500	Kirby Corporation[b]	3,345,360
40,000	Kratos Defense & Security Solutions, Inc.[b]	570,000
24,800	Landstar System, Inc.	1,096,656
99,000	McGrath Rentcorp	2,573,010
28,900	Mine Safety Appliances Company	849,371
110,100	Navigant Consulting, Inc.[b]	1,418,088
32,900	Nordson Corporation	2,362,878
65,600	Robbins & Myers, Inc.	1,699,696
87,000	SkyWest, Inc.	1,303,260
49,500	Sterling Construction Company, Inc.[b]	866,250
34,200	Sun Hydraulics Corporation	957,942
44,000	Universal Forest Products, Inc.	1,850,200
134,000	Vitran Corporation, Inc.[b]	2,035,460
44,000	Waste Connections, Inc.[b]	1,574,760
64,600	Woodward Governor Company	2,070,430

	Total Industrials	56,237,972

Information Technology (10.1%)
126,700	Advanced Energy Industries, Inc.[b]	1,865,024
47,300	Ariba, Inc.[b]	674,971
34,500	ATMI, Inc.[b]	625,485
128,900	Brooks Automation, Inc.[b]	1,252,908
15,000	Cabot Microelectronics Corporation[b]	575,400
61,000	Cognex Corporation	1,275,510
14,600	Cohu, Inc.	235,790
103,000	Electro Rent Corporation	1,471,870
66,300	FormFactor, Inc.[b]	995,163
135,000	Ixia[b]	1,383,750
13,300	Littelfuse, Inc.[b]	561,659
45,300	Mattson Technology, Inc.[b]	203,850
80,500	Methode Electronics, Inc.	893,550
58,000	Monotype Imaging Holdings, Inc.[b]	605,520
19,700	Palm, Inc.[a,b]	114,260
81,000	Progress Software Corporation[b]	2,612,250
146,000	ShoreTel, Inc.[b]	956,300
295,000	Sonus Networks, Inc.[b]	764,050
38,000	Standard Microsystems Corporation[b]	975,840
75,600	StarTek, Inc.[b]	512,568
82,000	Symyx Technologies, Inc.[b]	446,900
62,000	Synnex Corporation[a,b]	1,700,040
123,000	Teradyne, Inc.[b]	1,504,290
62,000	Xyratex, Ltd.[b]	1,091,200
277,400	Zarlink Semiconductor, Inc.[b]	441,066
73,000	Zygo Corporation[b]	689,850

	Total Information Technology	24,429,064

Materials (8.3%)
32,500	AMCOL International Corporation[a]	934,050
85,500	American Vanguard Corporation	692,550
69,100	AptarGroup, Inc.	2,974,064
58,600	Arch Chemicals, Inc.	1,992,986
53,300	Carpenter Technology Corporation	2,093,091
44,100	Clearwater Paper Corporation[b]	2,808,288
12,000	Deltic Timber Corporation	631,440
57,000	Franco-Nevada Corporation	1,643,001
74,500	Innospec, Inc.[b]	991,595
22,500	Minerals Technologies, Inc.	1,298,250
130,000	Myers Industries, Inc.	1,411,800
87,500	Sims Metal Management, Ltd. ADR	1,646,750
111,500	Wausau Paper Corporation[b]	986,775

	Total Materials	20,104,640

Telecommunications Services (0.3%)
87,500	Premiere Global Services, Inc.[b]	819,875

	Total Telecommunications Services	819,875

Utilities (4.5%)
44,000	Black Hills Corporation	1,447,160
93,000	Cleco Corporation	2,548,200
92,000	El Paso Electric Company[b]	1,955,000
21,700	Empire District Electric Company[a]	423,367
48,500	NorthWestern Corporation	1,465,670
62,000	Southwest Gas Corporation	1,928,200
42,000	Vectren Corporation	1,050,420

	Total Utilities	10,818,017

	Total Common Stock (cost $198,870,742)	234,929,219

Shares	Preferred Stock (1.4%)	Value
Energy (0.5%)
5,900	Whiting Petroleum Corporation, Convertible	1,278,589

	Total Energy	1,278,589

Financials (0.7%)
7,400	Assured Guaranty, Ltd., Convertible	661,630
705	East West Bancorp, Inc.	1,028,419

	Total Financials	1,690,049

Health Care (0.2%)
40,200	National Healthcare Corporation, Convertible	512,550

	Total Health Care	512,550

	Total Preferred Stock (cost $2,179,704)	3,481,188

Shares	Collateral Held for Securities Loaned (8.8%)	Value
21,194,896	Thrivent Financial Securities Lending Trust	21,194,896

	Total Collateral Held for Securities Loaned (cost $21,194,896)	21,194,896

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (2.0%)[d]	Value
4,870,000	Park Avenue Receivables Corporation 0.200%, 5/3/2010	$4,869,946

	Total Short-Term Investments (at amortized cost)	4,869,946

	Total Investments (cost $227,115,288) 109.2%	$264,475,249

	Other Assets and Liabilities, Net (9.2%)	(22,265,100)

	Total Net Assets 100.0%	$242,210,149

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,331,687
Gross unrealized depreciation	(10,971,726)

Net unrealized appreciation (depreciation)	$37,359,961

Cost for federal income tax purposes	$227,115,288

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Partner Small Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	35,326,855	35,326,855	–	–
Consumer Staples	2,891,045	2,891,045	–	–
Energy	16,237,384	16,237,384	–	–
Financials	56,495,750	56,495,750	–	–
Health Care	11,568,617	11,568,617	–	–
Industrials	56,237,972	56,237,972	–	–
Information Technology	24,429,064	24,429,064	–	–
Materials	20,104,640	18,461,639	1,643,001	–
Telecommunications Services	819,875	819,875	–	–
Utilities	10,818,017	10,818,017	–	–

Preferred Stock
Energy	1,278,589	1,278,589	–	–
Financials	1,690,049	661,630	1,028,419	–
Health Care	512,550	512,550	–	–
Collateral Held for Securities Loaned	21,194,896	21,194,896	–	–
Short-Term Investments	4,869,946	–	4,869,946	–

Total	$264,475,249	$256,933,883	$7,541,366	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Preferred Stock Financials	531,764	–	–	129,866	–	–	(661,630)	–

Total	$531,764	$–	$–	$129,866	$–	$–	($661,630)	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Partner Small Cap Value Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	238
Total Foreign Exchange Contracts		238

Total		$238

The following table presents Partner Small Cap Value Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$1,506	<0.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$989,407	$5,964,093	$6,953,500	–	$–	$–
Thrivent Financial Securities Lending Trust	19,862,056	57,594,338	56,261,498	21,194,896	21,194,896	15,493
Total Value and Income Earned	20,851,463				21,194,896	15,493

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (90.9%)	Value
Consumer Discretionary (15.0%)
176,000	Aeropostale, Inc.[a]	$5,111,040
162,500	Carter’s, Inc.[a]	5,235,750
361,821	Chico’s FAS, Inc.	5,387,515
294,769	Cooper Tire & Rubber Company	6,254,998
297,500	Domino’s Pizza, Inc.[a]	4,584,475
326,900	Foot Locker, Inc.	5,017,915
231,366	Mediacom Communications Corporation[a]	1,531,643
20,000	Panera Bread Company[a]	1,558,800
98,000	Warnaco Group, Inc.[a]	4,688,320
666,283	Warner Music Group Corporation[a]	4,564,038
106,080	WMS Industries, Inc.[a]	5,306,122

	Total Consumer Discretionary	49,240,616

Consumer Staples (3.2%)
51,700	Alberto-Culver Company	1,488,960
298,200	Del Monte Foods Company	4,455,108
72,456	Flowers Foods, Inc.	1,909,940
30,100	Herbalife, Ltd.	1,452,325
32,050	TreeHouse Foods, Inc.[a]	1,355,395

	Total Consumer Staples	10,661,728

Energy (9.0%)
77,000	Brigham Exploration Company[a]	1,502,270
377,927	Complete Production Services, Inc.[a]	5,702,918
131,514	Comstock Resources, Inc.[a]	4,216,339
903,600	International Coal Group, Inc.[a,b]	4,761,972
262,600	James River Coal Company[a,b]	4,942,132
27,770	Massey Energy Company	1,017,215
319,350	Patterson-UTI Energy, Inc.	4,882,862
60,800	Petroleum Development Corporation[a]	1,423,328
89,600	Superior Well Services, Inc.[a,b]	1,299,200

	Total Energy	29,748,236

Financials (15.9%)
63,684	Affiliated Managers Group, Inc.[a]	5,360,919
129,300	Cardinal Financial Corporation	1,415,835
351,200	Duke Realty Corporation	4,751,736
146,100	First Niagara Financial Group, Inc.	2,030,790
192,262	Healthcare Realty Trust, Inc.	4,641,205
59,800	Home Bancshares, Inc.	1,681,576
41,300	IBERIABANK Corporation	2,545,732
425,846	Ocwen Financial Corporation[a]	4,918,521
124,000	Potlatch Corporation	4,645,040
35,700	SCBT Financial Corporation	1,420,503
68,300	Simmons First National Corporation	1,917,864
269,500	Texas Capital Bancshares, Inc.[a]	5,363,050
257,541	Washington Federal, Inc.	5,297,618
219,398	Zions Bancorporation[b]	6,303,305

	Total Financials	52,293,694

Health Care (11.7%)
79,000	Align Technology, Inc.[a]	1,341,420
268,796	Endologix, Inc.[a]	1,249,901
164,949	ICON plc ADR[a]	4,811,562
368,228	King Pharmaceuticals, Inc.[a]	3,608,635
96,500	Lincare Holdings, Inc.[a]	4,505,585
54,500	Masimo Corporation	1,275,845
100,700	NuVasive, Inc.[a,b]	4,189,120
69,900	PSS World Medical, Inc.[a,b]	1,637,757
33,100	Salix Pharmaceuticals, Ltd.[a]	1,330,620
124,500	STERIS Corporation	4,143,360
130,456	Thoratec Corporation[a,b]	5,817,033
77,300	United Therapeutics Corporation[a]	4,397,597

	Total Health Care	38,308,435

Industrials (15.5%)
256,200	AirTran Holdings, Inc.[a,b]	1,352,736
65,100	Continental Airlines, Inc.[a]	1,454,985
48,900	Corrections Corporation of America[a]	1,013,208
70,500	Deluxe Corporation	1,478,385
136,280	FTI Consulting, Inc.[a]	5,605,196
39,700	Genesee & Wyoming, Inc.[a]	1,552,270
64,900	Herman Miller, Inc.	1,377,178
55,300	ICF International, Inc.[a]	1,280,748
50,400	Knight Transportation, Inc.	1,073,016
412,402	Manitowoc Company, Inc.	5,777,752
114,300	Navigant Consulting, Inc.[a]	1,472,184
155,582	Old Dominion Freight Line, Inc.[a]	5,582,282
140,598	Oshkosh Corporation[a]	5,429,895
22,100	Regal-Beloit Corporation	1,398,267
159,518	Shaw Group, Inc.[a]	6,106,349
60,500	Sykes Enterprises, Inc.[a]	1,375,165
124,361	Teledyne Technologies, Inc.[a]	5,422,140
58,800	Waste Connections, Inc.[a]	2,104,452

	Total Industrials	50,856,208

Information Technology (14.9%)
173,200	ADTRAN, Inc.	4,636,564
915,900	Atmel Corporation[a]	4,982,496
116,000	Cogent, Inc.[a]	1,200,600
142,400	Cogo Group, Inc.[a]	1,002,496
268,675	CommVault Systems, Inc.[a]	5,628,741
655,084	Compuware Corporation[a]	5,633,722
293,080	FormFactor, Inc.[a,b]	4,399,131
64,300	Ingram Micro, Inc.[a]	1,167,688
58,900	J2 Global Communication, Inc.[a]	1,418,312
80,000	Monster Worldwide, Inc.[a]	1,394,400
172,074	Polycom, Inc.[a]	5,601,009
509,093	TIBCO Software, Inc.[a]	5,803,660
152,400	TTM Technologies, Inc.[a]	1,655,064
437,584	Vishay Intertechnology, Inc.[a]	4,555,250

	Total Information Technology	49,079,133

Materials (4.1%)
77,414	Horsehead Holding Corporation[a]	919,678
49,100	Pactiv Corporation[a]	1,247,631
56,100	Pan American Silver Corporation	1,485,528
81,500	Rockwood Holdings, Inc.[a]	2,440,110
34,900	Royal Gold, Inc.[b]	1,786,182
63,700	Sealed Air Corporation	1,369,550
324,300	Thompson Creek Metals Company, Inc.[a]	4,157,526

	Total Materials	13,406,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (90.9%)	Value

Telecommunications Services (0.4%)
75,500	NTELOS Holdings Corporation	$1,482,065

	Total Telecommunications Services	1,482,065

Utilities (1.2%)
123,637	Southwest Gas Corporation	3,845,111

	Total Utilities	3,845,111

	Total Common Stock (cost $270,071,375)	298,921,431

Principal Amount	Long-Term Fixed Income (0.2%)	Value

U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
600,000	0.875%, 12/31/2010[c]	602,133

	Total U.S. Government and Agencies	602,133

	Total Long-Term Fixed Income (cost $600,187)	602,133

Shares	Collateral Held for Securities Loaned (8.8%)	Value

29,094,452	Thrivent Financial Securities Lending Trust	29,094,452

	Total Collateral Held for Securities Loaned (cost $29,094,452)	29,094,452

Principal Amount	Short-Term Investments (9.3%)[d]	Value

	Federal Home Loan Mortgage Corporation Discount Notes
4,000,000	0.160%, 5/6/2010	3,999,911
10,000,000	0.160%, 5/7/2010	9,999,733
	Jupiter Securitization Corporation
9,510,000	0.200%, 5/3/2010	9,509,894
	U.S. Treasury Bill
5,000,000	0.130%, 5/6/2010	4,999,910
2,000,000	0.130%, 5/27/2010[c]	1,999,812

	Total Short-Term Investments (at amortized cost)	30,509,260

	Total Investments (cost $330,275,274) 109.2%	$359,127,276

	Other Assets and Liabilities, Net (9.2%)	(30,358,841)

	Total Net Assets 100.0%	$328,768,435

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At April 30, 2010, $1,002,095 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$32,737,600
Gross unrealized depreciation	(3,885,598)

Net unrealized appreciation (depreciation)	$28,852,002

Cost for federal income tax purposes	$330,275,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Small Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	49,240,616	49,240,616	–	–
Consumer Staples	10,661,728	10,661,728	–	–
Energy	29,748,236	29,748,236	–	–
Financials	52,293,694	52,293,694	–	–
Health Care	38,308,435	38,308,435	–	–
Industrials	50,856,208	50,856,208	–	–
Information Technology	49,079,133	49,079,133	–	–
Materials	13,406,205	13,406,205	–	–
Telecommunications Services	1,482,065	1,482,065	–	–
Utilities	3,845,111	3,845,111	–	–

Long-Term Fixed Income
U.S. Government and Agencies	602,133	–	602,133	–
Collateral Held for Securities Loaned	29,094,452	29,094,452	–	–
Short-Term Investments	30,509,260	–	30,509,260	–

Total	$359,127,276	$328,015,883	$31,111,393	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	622,891	622,891	–	–

Total Asset Derivatives	$622,891	$622,891	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	220	June 2010	$15,118,109	$15,741,000	$622,891
Total Futures Contracts					$622,891

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	622,891
Total Equity Contracts		622,891

Total Asset Derivatives		$622,891

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	273,354

Total Equity Contracts		273,354

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(15,742)

Total Foreign Exchange Contracts		(15,742)

Total		$257,612

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Small Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	622,891
Total Equity Contracts		622,891

Total		$622,891

The following table presents Small Cap Stock Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$4,296,414	1.4%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$30,390	<0.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$208,223	$5,508,018	$5,716,241	–	$–	$–
Thrivent Financial Securities Lending Trust	24,626,885	84,536,787	80,069,220	29,094,452	29,094,452	176,327
Total Value and Income Earned	24,835,108				29,094,452	176,327

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (92.9%)	Value
Consumer Discretionary (15.4%)
99,000	American Eagle Outfitters, Inc.	$1,664,190
20,100	Autoliv, Inc.[a]	1,100,475
61,100	Bed Bath & Beyond, Inc.[a]	2,808,156
47,300	BorgWarner, Inc.[a]	2,049,982
96,400	Burger King Holdings, Inc.	2,034,040
455,850	Coldwater Creek, Inc.[a,b]	3,227,418
117,500	Darden Restaurants, Inc.	5,258,125
17,100	DeVry, Inc.	1,066,869
84,050	Discovery Communications, Inc.[a,b]	3,252,735
66,400	Dollar Tree, Inc.[a]	4,031,808
60,100	DreamWorks Animation SKG, Inc.[a]	2,385,369
85,300	Hasbro, Inc.	3,272,108
107,700	International Game Technology	2,270,316
59,300	Jack in the Box, Inc.[a]	1,394,736
101,100	KB Home[b]	1,873,383
145,700	Leapfrog Enterprises, Inc.[a]	996,588
168,200	MGM MIRAGE[a,b]	2,672,698
66,500	O’Reilly Automotive, Inc.[a]	3,251,185
128,400	Toll Brothers, Inc.[a]	2,897,988
32,600	VF Corporation	2,817,292
70,900	WMS Industries, Inc.[a]	3,546,418
142,400	Zumiez, Inc.[a,b]	2,642,944

	Total Consumer Discretionary	56,514,823

Consumer Staples (3.2%)
83,300	Avon Products, Inc.	2,693,089
102,300	BJ’s Wholesale Club, Inc.[a]	3,916,044
107,300	H.J. Heinz Company	5,029,151

	Total Consumer Staples	11,638,284

Energy (10.8%)
50,600	Alpha Natural Resources, Inc.[a]	2,382,248
185,200	Forest Oil Corporation[a]	5,426,360
75,600	Frontline, Ltd.[b]	2,759,400
24,100	Helmerich & Payne, Inc.	978,942
156,200	Nabors Industries, Ltd.[a]	3,369,234
29,200	Patterson-UTI Energy, Inc.	446,468
31,400	Peabody Energy Corporation	1,467,008
183,500	Petrohawk Energy Corporation[a]	3,961,765
177,500	Quicksilver Resources, Inc.[a]	2,461,925
43,100	Range Resources Corporation	2,058,456
105,800	Sunoco, Inc.	3,468,124
119,300	Ultra Petroleum Corporation[a]	5,698,961
204,000	Weatherford International, Ltd.[a]	3,694,440
116,536	Willbros Group, Inc.[a]	1,462,527

	Total Energy	39,635,858

Financials (5.0%)
18,600	IntercontinentalExchange, Inc.[a]	2,169,318
115,600	Lazard, Ltd.	4,469,096
56,500	MSCI, Inc.[a]	1,957,725
52,200	PartnerRe, Ltd.	4,049,676
32,700	T. Rowe Price Group, Inc.	1,880,577
197,493	TCF Financial Corporation[b]	3,679,295

	Total Financials	18,205,687

Health Care (10.6%)
42,300	Alexion Pharmaceuticals, Inc.[a]	2,321,424
57,700	Beckman Coulter, Inc.	3,600,480
348,800	Boston Scientific Corporation[a]	2,399,744
67,700	C.R. Bard, Inc.	5,858,081
31,700	Cephalon, Inc.[a]	2,035,140
103,200	CIGNA Corporation	3,308,592
184,800	Hologic, Inc.[a]	3,302,376
32,000	Illumina, Inc.[a]	1,339,840
166,600	King Pharmaceuticals, Inc.[a]	1,632,680
36,000	Life Technologies Corporation[a]	1,969,560
134,600	Myriad Genetics, Inc.[a]	3,231,746
59,800	Shire Pharmaceuticals Group plc ADR	3,937,232
39,400	Thermo Fisher Scientific, Inc.[a]	2,178,032

42,500	Vertex Pharmaceuticals, Inc.[a]	1,647,725

	Total Health Care	38,762,652

Industrials (16.2%)
101,300	Aecom Technology Corporation[a]	3,046,091
189,900	BE Aerospace, Inc.[a]	5,641,929
34,300	C.H. Robinson Worldwide, Inc.	2,068,290
152,400	Delta Air Lines, Inc.[a]	1,840,992
128,240	Expeditors International of Washington, Inc.	5,224,497
42,600	Flowserve Corporation	4,881,108
38,629	FTI Consulting, Inc.[a]	1,588,811
132,700	Knight Transportation, Inc.	2,825,183
94,800	Pentair, Inc.	3,427,968
44,600	Precision Castparts Corporation	5,723,964
163,600	Quanta Services, Inc.[a]	3,293,268
58,800	Roper Industries, Inc.	3,587,976
111,100	Ryanair Holdings plc ADR[a]	3,128,576
70,300	Shaw Group, Inc.[a]	2,691,084
75,500	SPX Corporation	5,275,940
85,800	Stericycle, Inc.[a]	5,053,620

	Total Industrials	59,299,297

Information Technology (17.3%)
70,174	Akamai Technologies, Inc.[a]	2,724,857
137,700	Altera Corporation	3,492,072
558,400	Atmel Corporation[a]	3,037,696
120,100	Electronic Arts, Inc.[a]	2,326,337
99,600	F5 Networks, Inc.[a]	6,815,628
57,300	FormFactor, Inc.[a]	860,073
66,200	Hewitt Associates, Inc.[a]	2,713,538
123,200	Juniper Networks, Inc.[a]	3,500,112
184,500	Marvell Technology Group, Ltd.[a]	3,809,925
61,400	Maxim Integrated Products, Inc.	1,192,388
42,900	McAfee, Inc.[a]	1,490,775
124,800	Molex, Inc.	2,796,768
104,600	Monster Worldwide, Inc.[a]	1,823,178
145,300	NETAPP, Inc.[a]	5,037,551
91,996	Netlogic Microsystems, Inc.[a,b]	2,867,515
164,119	Nuance Communications, Inc.[a]	2,998,454
217,300	NVIDIA Corporation[a]	3,415,956
133,300	Polycom, Inc.[a]	4,338,915
51,400	Riverbed Technology, Inc.[a]	1,592,886
153,700	Symantec Corporation[a]	2,577,549
122,300	Tyco Electronics, Ltd.	3,928,276

	Total Information Technology	63,340,449

Materials (10.5%)
81,000	Celanese Corporation	2,591,190
73,600	Ecolab, Inc.	3,594,624
54,300	FMC Corporation	3,455,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (92.9%)	Value
Materials (10.5%) - continued
82,200	Newmont Mining Corporation	$4,609,776
207,800	Owens-Illinois, Inc.[a]	7,364,432
196,400	Pactiv Corporation[a]	4,990,524
149,600	Pan American Silver Corporation[b]	3,961,408
24,000	Randgold Resources, Ltd. ADR	2,021,760
51,600	Rock-Tenn Company	2,662,560
80,525	Rockwood Holdings, Inc.[a]	2,410,918
11,200	Walter Energy, Inc.	905,072

	Total Materials	38,567,916

Telecommunications Services (3.9%)
75,610	American Tower Corporation[a]	3,085,644
129,700	NII Holdings, Inc.[a]	5,501,874
164,900	SBA Communications Corporation[a]	5,832,513

	Total Telecommunications Services	14,420,031

	Total Common Stock (cost $281,193,490)	340,384,997

Shares	Collateral Held for Securities Loaned (5.8%)	Value
21,081,821	Thrivent Financial Securities Lending Trust	21,081,821

	Total Collateral Held for Securities Loaned (cost $21,081,821)	21,081,821

Principal Amount	Short-Term Investments (7.3%)[c]	Value
	Federal Home Loan Mortgage Corporation Discount Notes
3,000,000	0.160%, 5/6/2010	2,999,934
5,000,000	0.160%, 5/7/2010	4,999,867
5,000,000	0.155%, 5/19/2010	4,999,612
	U.S. Treasury Bill
5,000,000	0.125%, 5/6/2010	4,999,913
	Yorktown Capital, LLC
8,670,000	0.200%, 5/3/2010	8,669,904

	Total Short-Term Investments (at amortized cost)	26,669,230

	Total Investments (cost $328,944,541) 106.0%	$388,136,048

	Other Assets and Liabilities, Net (6.0%)	(21,799,423)

	Total Net Assets 100.0%	$366,336,625

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$68,688,087
Gross unrealized depreciation	(9,496,580)

Net unrealized appreciation (depreciation)	$59,191,507

Cost for federal income tax purposes	$328,944,541

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Mid Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	56,514,823	56,514,823	–	–
Consumer Staples	11,638,284	11,638,284	–	–
Energy	39,635,858	39,635,858	–	–
Financials	18,205,687	18,205,687	–	–
Health Care	38,762,652	38,762,652	–	–
Industrials	59,299,297	59,299,297	–	–
Information Technology	63,340,449	63,340,449	–	–
Materials	38,567,916	38,567,916	–	–
Telecommunications Services	14,420,031	14,420,031	–	–
Collateral Held for Securities Loaned	21,081,821	21,081,821	–	–
Short-Term Investments	26,669,230	–	26,669,230	–

Total	$388,136,048	$361,466,818	$26,669,230	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$50,548	$1,833,068	$1,883,616	–	$–	$–
Thrivent Financial
Securities Lending Trust	12,021,075	75,935,253	66,874,507	21,081,821	21,081,821	43,885
Total Value and Income Earned	12,071,623				21,081,821	43,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (16.0%)
18,700	Abercrombie & Fitch Company	$817,751
156,260	CBS Corporation	2,532,975
96,890	DISH Network Corporation	2,146,114
18,100	Fossil, Inc.[a]	704,090
25,340	Guess ?, Inc.	1,162,346
10,900	Hanesbrands, Inc.[a]	310,323
47,780	Harley-Davidson, Inc.	1,616,397
46,819	J.C. Penney Company, Inc.	1,365,710
111,120	Liberty Media Corporation - Interactive[a]	1,707,914
7,060	Mohawk Industries, Inc.[a]	450,004
93,750	Newell Rubbermaid, Inc.	1,600,313
1,424	NVR, Inc.[a]	1,022,503
27,970	Penn National Gaming, Inc.[a]	865,951
7,520	Sherwin-Williams Company	587,086
13,486	Snap-On, Inc.	649,756
33,990	TRW Automotive Holdings Corporation[a]	1,094,818
1,150	Washington Post Company	583,234

	Total Consumer Discretionary	19,217,285

Consumer Staples (3.2%)
2,340	BJ’s Wholesale Club, Inc.[a]	89,575
14,470	Hormel Foods Corporation	589,797
10,196	J.M. Smucker Company	622,670
13,997	Molson Coors Brewing Company	620,907
15,130	NBTY, Inc.[a]	615,488
46,270	Safeway, Inc.	1,091,972
13,670	Sara Lee Corporation	194,388

	Total Consumer Staples	3,824,797

Energy (11.5%)
21,480	Concho Resources, Inc.[a]	1,220,494
22,747	Dril-Quip, Inc.[a]	1,317,734
49,030	Forest Oil Corporation[a]	1,436,579
53,920	Key Energy Services, Inc.[a]	585,571
51,620	Newfield Exploration Company[a]	3,003,768
9,530	Oceaneering International, Inc.[a]	624,215
42,045	Range Resources Corporation	2,008,069
54,590	Weatherford International, Ltd.[a]	988,625
28,120	Whiting Petroleum Corporation[a]	2,540,079

	Total Energy	13,725,134

Financials (27.6%)
17,929	Alexandria Real Estate Equities, Inc.[b]	1,269,553
10,220	AvalonBay Communities, Inc.	1,063,289
16,841	Boston Properties, Inc.	1,328,081
30,653	Comerica, Inc.	1,287,426
25,400	Digital Realty Trust, Inc.[b]	1,490,980
46,554	Douglas Emmett, Inc.	779,314
6,116	Essex Property Trust, Inc.	647,195
20,299	Everest Re Group, Ltd.	1,555,918
106,030	Fifth Third Bancorp	1,580,907
67,886	First Horizon National Corporation[a]	960,587
65,630	Genworth Financial, Inc.[a]	1,084,208
72,886	Hartford Financial Services Group, Inc.	2,082,353
75,794	Host Hotels & Resorts, Inc.	1,232,410
90,805	Invesco, Ltd.	2,087,607
51,789	Janus Capital Group, Inc.	729,189
20	Lazard, Ltd.	773
20,988	Lincoln National Corporation	642,023
10,868	M&T Bank Corporation[b]	949,320
66,615	Marsh & McLennan Companies, Inc.	1,613,415
54,760	Marshall & Ilsley Corporation	498,316
63,690	Principal Financial Group, Inc.	1,861,022
49,233	Progressive Corporation	989,091
142,017	SLM Corporation[a]	1,738,288
62,520	SunTrust Banks, Inc.	1,850,592
87,936	W.R. Berkley Corporation	2,374,272
76,531	XL Capital, Ltd.	1,362,252

	Total Financials	33,058,381

Health Care (4.7%)
48,580	Aetna, Inc.	1,435,539
29,070	Biogen Idec, Inc.[a]	1,547,977
15,530	C.R. Bard, Inc.	1,343,811
43,460	Hologic, Inc.[a]	776,630
11,603	Kinetic Concepts, Inc.[a]	502,410

	Total Health Care	5,606,367

Industrials (11.4%)
27,183	BE Aerospace, Inc.[a]	807,607
16,712	Cooper Industries plc	820,559
16,494	Cummins, Inc.	1,191,362
30,897	Eaton Corporation	2,384,013
33,850	Equifax, Inc.	1,137,360
11,400	Fluor Corporation	602,376
98,680	JetBlue Airways Corporation[a,b]	551,621
22,547	Kansas City Southern, Inc.[a]	914,281
24,027	Parker Hannifin Corporation	1,662,188
24,400	Pentair, Inc.	882,304
33,845	Republic Services, Inc.	1,050,210
21,040	Ryder System, Inc.	978,781
26,710	Textron, Inc.	610,056

	Total Industrials	13,592,718

Information Technology (5.9%)
26,155	Amphenol Corporation	1,208,623
22,690	BMC Software, Inc.[a]	893,078
37,970	CommScope, Inc.[a]	1,237,063
45,583	IAC InterActiveCorp[a]	1,021,971
166,570	ON Semiconductor Corporation[a]	1,322,566
31,741	Parametric Technology Corporation[a]	590,065
63,240	Teradyne, Inc.[a]	773,425

	Total Information Technology	7,046,791

Materials (6.3%)
35,810	Celanese Corporation	1,145,562
9,920	CF Industries Holdings, Inc.	830,006
9,110	Cliffs Natural Resources, Inc.	569,648
11,392	FMC Corporation	724,987
44,511	International Paper Company	1,190,224
27,880	Pactiv Corporation[a]	708,431
32,840	Steel Dynamics, Inc.	515,916
14,770	United States Steel Corporation[b]	807,328
18,884	Vulcan Materials Company[b]	1,081,676

	Total Materials	7,573,778

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (97.6%)	Value
Telecommunications Services (2.8%)
21,007	CenturyTel, Inc.	$716,549
105,280	Clearwire Corporation[a,b]	812,762
425,693	Sprint Nextel Corporation[a]	1,809,195

	Total Telecommunications Services	3,338,506

Utilities (8.2%)
17,300	Alliant Energy Corporation	591,660
93,215	CMS Energy Corporation	1,515,676
27,809	DPL, Inc.	783,658
40,765	Edison International, Inc.	1,401,093
16,219	FirstEnergy Corporation	614,213
13,460	Great Plains Energy, Inc.	260,182
25,860	Northeast Utilities	718,649
48,100	NV Energy, Inc.	600,769
8,850	Pinnacle West Capital Corporation	330,459
36,435	PPL Corporation	902,131
24,290	Questar Corporation	1,164,705
15,180	SCANA Corporation	599,155
16,517	Xcel Energy, Inc.	359,245

	Total Utilities	9,841,595

	Total Common Stock (cost $96,376,524)	116,825,352

Shares	Collateral Held for Securities Loaned (5.7%)	Value
6,862,057	Thrivent Financial Securities Lending Trust	6,862,057

	Total Collateral Held for Securities Loaned (cost $6,862,057)	6,862,057

Principal Amount	Short-Term Investments (2.5%)[c]	Value
2,995,000	Chariot Funding, LLC 0.200%, 5/3/2010	2,994,966

	Total Short-Term Investments (at amortized cost)	2,994,966

	Total Investments (cost $106,233,547) 105.8%	$126,682,375

	Other Assets and Liabilities, Net (5.8%)	(6,999,982)

	Total Net Assets 100.0%	$119,682,393

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,536,605
Gross unrealized depreciation	(2,087,777)

Net unrealized appreciation (depreciation)	$20,448,828

Cost for federal income tax purposes	$106,233,547

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Partner Mid Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	19,217,285	19,217,285	–	–
Consumer Staples	3,824,797	3,824,797	–	–
Energy	13,725,134	13,725,134	–	–
Financials	33,058,381	33,058,381	–	–
Health Care	5,606,367	5,606,367	–	–
Industrials	13,592,718	13,592,718	–	–
Information Technology	7,046,791	7,046,791	–	–
Materials	7,573,778	7,573,778	–	–
Telecommunications Services	3,338,506	3,338,506	–	–
Utilities	9,841,595	9,841,595	–	–
Collateral Held for Securities Loaned	6,862,057	6,862,057	–	–
Short-Term Investments	2,994,966	–	2,994,966	–

Total	$126,682,375	$123,687,409	$2,994,966	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$2,711,317	$1,221,113	$3,932,430	–	$–	$–
Thrivent Financial
Securities Lending Trust	3,261,573	27,485,271	23,884,787	6,862,057	6,862,057	8,497
Total Value and Income Earned	5,972,890				6,862,057	8,497

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (95.1%)	Value
Consumer Discretionary (12.7%)
136,415	Aeropostale, Inc.[a]	$3,961,492
112,111	Autoliv, Inc.[a]	6,138,077
167,844	Career Education Corporation[a,b]	4,912,794
423,600	CBS Corporation	6,866,556
538,252	Chico’s FAS, Inc.	8,014,572
108,181	Dollar Tree, Inc.[a]	6,568,750
127,459	Guess ?, Inc.	5,846,544
150,229	Harman International Industries, Inc.[a]	5,931,041
127,800	Jarden Corporation	4,104,936
135,500	Kohl’s Corporation[a]	7,451,145
137,239	McGraw-Hill Companies, Inc.	4,627,699
100,500	Omnicom Group, Inc.	4,287,330
122,614	Panera Bread Company[a]	9,556,535
329,700	Scientific Games Corporation[a]	4,849,887
291,192	Toll Brothers, Inc.[a]	6,572,204
255,698	WMS Industries, Inc.[a]	12,790,014

	Total Consumer Discretionary	102,479,576

Consumer Staples (4.0%)
287,709	Flowers Foods, Inc.[b]	7,584,009
129,900	Hershey Company	6,106,599
167,295	Kroger Company	3,718,968
170,173	TreeHouse Foods, Inc.[a]	7,196,616
375,300	Tyson Foods, Inc.	7,352,127

	Total Consumer Staples	31,958,319

Energy (6.9%)
209,934	Alpha Natural Resources, Inc.[a]	9,883,693
163,275	Comstock Resources, Inc.[a]	5,234,596
328,856	Forest Oil Corporation[a]	9,635,481
187,580	Helmerich & Payne, Inc.	7,619,499
202,288	National Oilwell Varco, Inc.	8,906,741
162,726	Southwestern Energy Company[a]	6,456,968
245,400	Weatherford International, Ltd.[a]	4,444,194
281,786	Willbros Group, Inc.[a]	3,536,414

	Total Energy	55,717,586

Financials (17.3%)
177,200	Comerica, Inc.	7,442,400
100,445	Commerce Bancshares, Inc.	4,160,432
282,846	Cousins Properties, Inc.	2,279,739
334,133	Duke Realty Corporation	4,520,820
119,510	Eaton Vance Corporation	4,211,532
200,126	Endurance Specialty Holdings, Ltd.	7,374,643
307,456	Equity One, Inc.[b]	5,967,721
139,520	Hanover Insurance Group, Inc.	6,285,376
486,126	HCC Insurance Holdings, Inc.	13,217,766
628,309	Host Hotels & Resorts, Inc.	10,216,304
310,800	Hudson City Bancorp, Inc.	4,133,640
39,471	IntercontinentalExchange, Inc.[a]	4,603,503
208,322	Invesco, Ltd.	4,789,323
857,900	KeyCorp	7,738,258
129,382	Lazard, Ltd.	5,001,908
358,712	New York Community Bancorp, Inc.[b]	5,907,987
135,490	Northern Trust Corporation	7,449,240
66,147	PartnerRe, Ltd.	5,131,684
80,040	Rayonier, Inc. REIT	3,920,359
525,512	W.R. Berkley Corporation	14,188,824
199,070	Washington Federal, Inc.	4,094,870
258,602	Zions Bancorporation[b]	7,429,635

	Total Financials	140,065,964

Health Care (10.7%)
105,809	Beckman Coulter, Inc.	6,602,482
87,714	C.R. Bard, Inc.	7,589,892
292,382	Community Health Systems, Inc.[a]	11,946,728
313,674	Coventry Health Care, Inc.[a]	7,446,621
102,157	Henry Schein, Inc.[a]	6,177,434
332,036	Hologic, Inc.[a]	5,933,483
104,253	Kinetic Concepts, Inc.[a]	4,514,155

346,652	King Pharmaceuticals, Inc.[a]	3,397,189
96,239	Lincare Holdings, Inc.[a]	4,493,399
135,960	Masimo Corporation	3,182,824
45,140	NuVasive, Inc.[a,b]	1,877,824
91,825	Shire Pharmaceuticals Group plc ADR	6,045,758
91,093	United Therapeutics Corporation[a]	5,182,281
97,402	Varian Medical Systems, Inc.[a]	5,491,525
177,533	Vertex Pharmaceuticals, Inc.[a]	6,882,954

	Total Health Care	86,764,549

Industrials (12.7%)
137,239	CSX Corporation	7,692,246
124,171	IDEX Corporation	4,172,146
544,561	Manitowoc Company, Inc.	7,629,300
106,798	Manpower, Inc.	5,991,368
139,154	Navistar International Corporation[a]	6,726,704
267,344	Oshkosh Corporation[a]	10,324,825
94,558	Pall Corporation	3,686,816
70,718	Parker Hannifin Corporation	4,892,271
40,568	Precision Castparts Corporation	5,206,497
66,300	Regal-Beloit Corporation	4,194,801
69,194	Rockwell Collins, Inc.	4,497,610
114,940	Roper Industries, Inc.	7,013,639
170,000	Shaw Group, Inc.[a]	6,507,600
129,106	SPX Corporation	9,021,927
164,283	Tyco International, Ltd.	6,372,538
393,942	Werner Enterprises, Inc.[b]	8,832,180

	Total Industrials	102,762,468

Information Technology (16.0%)
142,936	Akamai Technologies, Inc.[a]	5,550,205
2,369,633	Atmel Corporation[a]	12,890,804
1,740,050	Compuware Corporation[a]	14,964,430
287,253	eBay, Inc.[a]	6,839,494
58,866	F5 Networks, Inc.[a]	4,028,200
258,994	FormFactor, Inc.[a,b]	3,887,500
610,900	JDS Uniphase Corporation[a]	7,935,591
148,750	Juniper Networks, Inc.[a]	4,225,988
141,350	Lam Research Corporation[a]	5,731,742
287,080	Maxim Integrated Products, Inc.	5,575,094
165,290	Novellus Systems, Inc.[a]	4,330,598
172,322	Paychex, Inc.	5,273,053
242,024	Polycom, Inc.[a]	7,877,881
91,825	Sybase, Inc.[a]	3,983,369
882,715	Teradyne, Inc.[a,b]	10,795,604
803,407	TIBCO Software, Inc.[a]	9,158,840
197,200	Verifone Holdings, Inc.[a]	3,752,716
245,696	Xilinx, Inc.	6,334,043

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (95.1%)	Value
Information Technology (16.0%) - continued
222,663	Zebra Technologies Corporation[a]	$6,468,360

	Total Information Technology	129,603,512

Materials (8.9%)
188,316	Albemarle Corporation	8,598,509
158,840	Ball Corporation	8,451,876
64,200	Cliffs Natural Resources, Inc.	4,014,426
311,934	Commercial Metals Company	4,641,578
240,538	Crown Holdings, Inc.[a]	6,253,988
249,982	Owens-Illinois, Inc.[a]	8,859,362
241,577	Packaging Corporation of America	5,974,199
157,200	Pactiv Corporation[a]	3,994,452
226,867	Sealed Air Corporation	4,877,640
68,650	Silgan Holdings, Inc.	4,141,655
224,494	Steel Dynamics, Inc.	3,526,801
352,300	Temple-Inland, Inc.	8,215,636

	Total Materials	71,550,122

Telecommunications Services (0.7%)
170,219	Telephone and Data Systems, Inc.	5,899,791

	Total Telecommunications Services	5,899,791

Utilities (5.2%)
140,801	Alliant Energy Corporation	4,815,394
208,963	DPL, Inc.	5,888,577
43,125	Entergy Corporation	3,505,631
115,672	EQT Corporation	5,030,575
60,030	FirstEnergy Corporation	2,273,336
99,958	National Fuel Gas Company	5,199,815
415,638	NV Energy, Inc.	5,191,319
151,947	Pepco Holdings, Inc.	2,543,593
158,065	Portland General Electric Company	3,142,332
152,862	UGI Corporation	4,202,177

	Total Utilities	41,792,749

	Total Common Stock (cost $645,556,614)	768,594,636

Shares	Collateral Held for Securities Loaned (4.0%)	Value
32,636,128	Thrivent Financial Securities Lending Trust	32,636,128

	Total Collateral Held for Securities Loaned (cost $32,636,128)	32,636,128

Principal Amount	Short-Term Investments (4.7%)[c]	Value
	Barclays Bank plc Repurchase Agreement
18,265,000	0.180%, 5/3/2010[d]	18,265,000
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.140%, 5/11/2010	4,999,806
	U.S. Treasury Bill
15,000,000	0.126%, 5/6/2010	14,999,738

	Total Short-Term Investments (at amortized cost)	38,264,544

	Total Investments (cost $716,457,286) 103.8%	$839,495,308

	Other Assets and Liabilities, Net (3.8%)	(31,099,291)

	Total Net Assets 100.0%	$808,396,017

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	Repurchase agreement dated April 30, 2010, $18,265,274 maturing May 3, 2010, collateralized by $18,630,319 U.S. Treasury Notes, 1.000% due April 30, 2012.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$157,536,758
Gross unrealized depreciation	(34,498,736)

Net unrealized appreciation (depreciation)	$123,038,022

Cost for federal income tax purposes	$716,457,286

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Mid Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	102,479,576	102,479,576	–	–
Consumer Staples	31,958,319	31,958,319	–	–
Energy	55,717,586	55,717,586	–	–
Financials	140,065,964	140,065,964	–	–
Health Care	86,764,549	86,764,549	–	–
Industrials	102,762,468	102,762,468	–	–
Information Technology	129,603,512	129,603,512	–	–
Materials	71,550,122	71,550,122	–	–
Telecommunications Services	5,899,791	5,899,791	–	–
Utilities	41,792,749	41,792,749	–	–
Collateral Held for Securities Loaned	32,636,128	32,636,128	–	–
Short-Term Investments	38,264,544	–	38,264,544	–

Total	$839,495,308	$801,230,764	$38,264,544	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$50,920	$–	$50,920	–	$–	$–
Thrivent Financial
Securities Lending Trust	47,693,917	170,025,041	185,082,830	32,636,128	32,636,128	36,790
Total Value and Income Earned	47,744,837				32,636,128	36,790

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (88.4%)	Value
Australia (2.9%)
42,155	AMP, Ltd.	$241,918
94,621	Ausenco, Ltd.	421,272
18,214	Australia & New Zealand Banking Group, Ltd.	403,437
47,395	BHP Billiton, Ltd.	1,732,630
6,660	Orica, Ltd.	161,516
23,826	Ramsay Health Care, Ltd.	297,498
10,691	Rio Tinto, Ltd.	698,570
66,220	Seek, Ltd.	508,222
320,170	Transpacific Industries Group, Ltd.[a]	370,149
26,575	United Group, Ltd.	359,344
11,166	Wesfarmer, Ltd.	299,338
19,121	Westpac Banking Corporation	476,443

	Total Australia	5,970,337

Austria (0.2%)
7,211	Andritz AG	441,489

	Total Austria	441,489

Belgium (0.5%)
2,408	Bekaert SA	430,512
3,146	Delhaize Group SA	260,149
5,144	EVS Broadcast Equipment SA	282,855

	Total Belgium	973,516

Bermuda (0.2%)
94,105	Yue Yuen Industrial Holdings, Ltd.	327,850

	Total Bermuda	327,850

Brazil (3.1%)
52,710	Banco Bradesco SA ADR	981,460
24,000	Lojas Renner SA	595,064
19,000	Multiplan Empreendimentos Imobiliarios SA	331,623
7,400	Petroleo Brasileiro SA ADR	313,982
29,000	Petroleo Brasileiro SA ADR	1,100,260
13,300	Souza Cruz SA	515,688
15,000	Ultrapar Participacoes SA	707,156
16,950	Vale SA SP ADR	519,179
45,000	Vale SA SP PREF ADR	1,210,950

	Total Brazil	6,275,362

Canada (2.2%)
20,100	Bankers Petroleum, Ltd.[a]	177,295
2,600	Canadian Natural Resources, Ltd.	200,234
3,200	Canadian Utilities, Ltd.	142,926
15,000	Cenovus Energy, Inc.	441,080
10,500	CGI Group, Inc.[a]	155,464
5,430	Enbridge, Inc.	263,696
12,500	EnCana Corporation	413,467
8,700	Gildan Activewear, Inc.[a]	252,487
23,900	Grande Cache Coal Corporation[a]	157,169
3,400	Inmet Mining Corporation	176,493
4,000	National Bank of Canada	244,536
4,600	Petrobank Energy & Resources, Ltd.[a]	231,993
9,248	Rogers Communications, Inc.	329,661
18,900	Sino-Forest Corporation[a]	336,025
4,487	Suncor Energy, Inc.	153,498
8,400	Teck Resources, Ltd.[a]	330,112
5,651	Toronto-Dominion Bank	420,015

	Total Canada	4,426,151

Cayman Islands (0.5%)
138,000	China Shineway Pharmaceutical Group, Ltd.	421,277
499,858	Kingboard Laminates Holdings, Ltd.	531,044
7,377	Subsea 7, Inc.[a]	144,275

	Total Cayman Islands	1,096,596

Chile (0.2%)
7,600	Banco Santander Chile SA ADR	500,764

	Total Chile	500,764

China (1.1%)
2,350,450	Bank of China, Ltd.	1,209,948
171,600	Huaneng Power International, Inc.	98,829
754,000	PetroChina Company, Ltd.	868,272

	Total China	2,177,049

Denmark (0.8%)
2,651	Carlsberg AS	214,252
1,821	Coloplast A/S	201,796
24,499	DSV AS	437,904
10,056	Novo Nordisk AS	827,378

	Total Denmark	1,681,330

Finland (0.7%)
33,585	Kemira Oyj[a]	412,052
6,016	Kone Oyj	264,699
12,136	Outotec Oyj	453,524
13,230	Sampo Oyj	325,175

	Total Finland	1,455,450

France (6.0%)
5,410	Alstom SA	317,424
14,241	Alten, Ltd.[a]	415,516
59,716	AXA SA	1,186,633
4,348	BNP Paribas SA	298,631
31,900	Cap Gemini SA	1,606,688
6,725	Carrefour SA	329,600
2,056	Christian Dior SA	218,863
1,435	CNP Assurances[a]	120,787
19,670	Compagnie de Saint-Gobain	970,966
6,600	Euler Hermes SA	545,882
6,374	Eutelsat Communications	226,895
4,178	Nexans SA	329,337
8,695	Rhodia SAa	200,814
7,917	Safran SA	201,143
1,971	Sanofi-Aventis[a]	134,452
10,942	Schneider Electric SA	1,242,163
11,464	Societe Television Francaise 1	212,559
3,443	Technip SA	275,291
20,750	Total SA	1,128,893
2,900	Unibail-Rodamco	548,072
3,159	Valeo SAa	105,656
7,378	Vinci SA	411,120
41,500	Vivendi	1,088,587

	Total France	12,115,972

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (88.4%)	Value
Germany (4.2%)
17,667	Aixtron AG	$558,106
6,213	BASF SE	361,196
7,102	Bayer AG	453,631
2,848	Bilfinger Berger AG	189,133
23,123	Daimler AGa	1,189,697
9,419	Demag Cranes AGa	325,692
3,840	Deutsche Bank AG	268,009
6,256	Deutsche Boerse AG	485,642
11,864	ElringKlinger AG	334,015
21,376	Gildemeister AG	288,959
3,892	Hannover Rueckversicherung AGa	182,660
4,965	Henkel AG & Company KGaA	266,193
3,471	Hochtief AG	286,495
43,118	Infineon Technologies AGa	305,265
3,778	Metro AG	227,112
14,016	ProSiebanSat.1 Media AG	263,292
5,228	Rheinmetall AG	363,202
3,178	SAP AG ADR	153,324
15,865	Siemens AG	1,564,625
21,001	Tognum AG	434,495

	Total Germany	8,500,743

Greece (0.1%)
5,312	Greek Organization of Football Prognostics SA	107,886
7,370	Public Power Corporation SAa	120,642

	Total Greece	228,528

Hong Kong (3.5%)
24,000	Cheung Kong Holdings, Ltd.	295,962
114,000	China Mobile, Ltd.	1,115,944
149,000	Hang Lung Group, Ltd.	727,902
27,000	Henderson Land Development Company, Ltd.	170,176
4,800	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 4/15/2011[a,b]	6
25,700	Hong Kong Exchanges and Clearing, Ltd.	419,979
35,500	Hongkong Electric Holdings, Ltd.	209,475
216,150	Hutchison Whampoa, Ltd.	1,483,448
758,350	New World Development Company, Ltd.	1,345,079
1,538,973	Shengli Oil & Gas Pipe Holdings, Ltd.[a]	344,892
132,000	Shenzhou International Group Holdings, Ltd.	173,673
23,000	Swire Pacific, Ltd., Class A	263,171
230,000	Swire Pacific, Ltd., Class B	499,414

	Total Hong Kong	7,049,121

Hungary (0.4%)
4,200	Richter Gedeon Nyrt	890,976

	Total Hungary	890,976

India (1.9%)
45,000	Bharti Airtel, Ltd.	300,492
7,600	GlaxoSmithKline Pharmaceuticals, Ltd.	325,201
9,500	Grasim Industries, Ltd.	581,305
14,100	Hero Honda Motors, Ltd.	605,481
50,000	Hindustan Unilever, Ltd.	269,688
12,700	Housing Development Finance Corporation	799,390
15,000	ICICI Bank, Ltd.	318,157
11,600	Infosys Technologies, Ltd.	708,021

	Total India	3,907,735

Indonesia (0.5%)
178,000	PT Astra International Tbk	919,826

	Total Indonesia	919,826

Ireland (0.3%)
80,106	C&C Group plc	383,253
8,722	Paddy Power plc	306,704

	Total Ireland	689,957

Israel (0.5%)
14,000	Check Point Software Technologies, Ltd.[a]	498,680
9,500	Teva Pharmaceutical Industries, Ltd. ADR	557,935

	Total Israel	1,056,615

Italy (2.3%)
12,626	Atlantia SPA	268,706
38,055	Azimut Holding SPA	428,804
11,592	Danieli & Company Officine Meccaniche SPA	292,749
190,450	Enel SPA	997,688
51,000	Eni SPA	1,139,756
8,496	Indesit Company SPA[a]	114,465
23,074	Mediaset SPA	182,709
153,570	Parmalat SPA	404,218
9,858	Saipem SPA	368,092
22,058	Trevi Finanziaria SPA	363,603

	Total Italy	4,560,790

Japan (16.7%)
17,100	Aeon Company, Ltd.	195,790
7,900	Aisin Seiki Company, Ltd.	240,073
31,600	Alps Electric Company, Ltd.[a]	229,945
20,000	Asahi Glass Company, Ltd.	236,333
37,000	Asics Corporation	353,940
4,800	Astellas Pharmaceutical, Inc.	168,072
86,850	Bridgestone Corporation	1,447,443
19	Central Japan Railway Company	154,715
38,000	Chiba Bank, Ltd.	240,653
39,000	Chiyoda Corporation	358,053
24,000	Dai Nippon Printing Company, Ltd.	332,491
21,000	Daicel Chemical Industries, Ltd.	134,626
52,450	Daiichi Sankyo Company, Ltd.	911,494
16,784	Daiseki Company, Ltd.	369,850
28,450	Daito Trust Construction Company, Ltd.	1,516,571
227,300	Daiwa Securities Group, Inc.	1,175,666
84,000	Denki Kagaku Kogyo KK	374,320
10,800	Denso Corporation	315,179
8,400	Disco Corporation	592,999
17,600	East Japan Railway Company	1,177,331
14,900	Elpida Memory, Inc.[a]	317,410
16,342	Exedy Corporation	431,173

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (88.4%)	Value
Japan (16.7%) - continued
11,900	Fuji Film Holdings Corporation	$407,831
14,900	Fuji Oil Company, Ltd.	206,988
41,000	Fujitsu, Ltd.	288,310
39,000	Furukawa Electric Company, Ltd.	193,317
74,000	Hitachi, Ltd.[a]	325,239
18,900	Honda Motor Company, Ltd.	639,530
5,400	Idemitsu Kosan Company, Ltd.	447,309
32,800	ITOCHU Corporation	284,168
8,300	JFE Holdings, Inc.	295,994
62,450	Kao Corporation	1,522,649
21,800	Keihin Corporation	413,194
6,460	K’s Holdings Corporation	171,540
2,800	Kyocera Corporation	281,138
4,300	Makita Corporation	133,286
47,000	Marubeni Corporation	277,316
64,000	Minebea Company, Ltd.	371,368
3,500	Miraca Holdings, Inc.	112,751
11,000	Mitsubishi Corporation	260,567
17,400	Mitsui & Company, Ltd.	261,506
31,352	MS and AD Insurance Group Holdings, Inc.	901,137
6,700	Murata Manufacturing Company, Ltd.	396,497
29,000	Nabtesco Corporation	365,468
11,519	Nichi-iko Pharmaceutical Company, Ltd.	361,807
18,351	Nifco, Inc.	410,372
140,100	Nissan Motor Company, Ltd.[a]	1,219,031
143	NTT DoCoMo, Inc.	222,478
61	Osaka Securities Exchange Company, Ltd.	313,212
9,500	Pigeon Corporation	355,614
5,000	Santen Pharmaceutical Company, Ltd.	159,679
15,500	Shin-Etsu Chemical Company, Ltd.	893,506
14,500	Shiseido Company, Ltd.	303,970
13,800	Softbank Corporation	308,635
19,000	Sony Corporation	650,541
119	Sony Financial Holdings, Inc.	429,165
152,700	Sumitomo Corporation	1,838,799
18,900	Sumitomo Electric Industries, Ltd.	232,582
9,800	Sumitomo Mitsui Financial Group, Inc.	324,104
259,050	Sumitomo Trust and Banking Company, Ltd.	1,566,616
6,900	Sysmex Corporation	413,941
22,000	Taiyo Yuden Company, Ltd.	340,427
14,350	Takeda Pharmaceutical Company, Ltd.	616,122
3,700	TDK Corporation	236,803
8,300	Tokai Rika Company, Ltd.	178,100
18,300	Tokio Marine Holdings, Inc.	544,802
8,700	Toyo Seikan Kaisha, Ltd.	149,688
7,000	Toyo Suisan Kaisha, Ltd.	168,737
6,298	Toyo Tanso Company, Ltd.	336,033
73,199	Tsubakimoto Chain Company	335,842
67,000	Ube Industries, Ltd.	169,351
9,800	Unicharm Petcare Corporation	326,418
4,330	Yamada Denki Company, Ltd.	338,579

	Total Japan	33,576,184

Luxembourg (0.7%)
40,830	Acergy SA	777,801
15,000	Tenaris SA ADR	609,150

	Total Luxembourg	1,386,951

Malaysia (0.5%)
105,000	CIMB Group Holdings Berhad	464,938
135,500	Public Bank Berhad	509,985

	Total Malaysia	974,923

Mexico (1.3%)
168,000	Consorcio ARA SAB de CVa	115,982
19,000	Fomento Economico Mexicano SAB de CV ADR	899,270
7,100	Grupo Aeroportuario del Sureste SAB de CV ADR	392,914
185,500	Grupo Financiero Banorte SAB de CV ADR	745,779
132,000	Organizacion Soriana SAB de CVa	394,746

	Total Mexico	2,548,691

Netherlands (2.1%)
32,150	Arcelor Mittal	1,251,054
6,370	Heineken NV	297,003
35,288	Koninklijke (Royal) Ahold NV	483,846
25,340	Koninklijke (Royal) KPN NV	380,154
12,610	Koninklijke Boskalis Westminster NV	568,760
18,714	Koninklijke DSM NV	835,851
13,632	Unilever NV	414,701

	Total Netherlands	4,231,369

Norway (2.1%)
24,997	DnB NOR ASA	295,842
15,800	Schibsted ASA[a]	392,077
71,150	Statoil ASA	1,720,386
26,902	Telenor ASA[a]	382,440
21,526	TGS Nopec Geophysical Company ASA[a]	412,556
31,700	Yara International ASA	1,099,971

	Total Norway	4,303,272

Philippines (0.4%)
1,400,000	Ayala Land, Inc.	426,213
309,200	Bank of the Philippine Islands	313,380

	Total Philippines	739,593

Poland (0.1%)
5,000	Bank Pekao SAa	284,909

	Total Poland	284,909

Portugal (0.3%)
75,544	Electricidade de Portugal SA	270,333
23,349	Portugal Telecom SGPS SAa	237,615

	Total Portugal	507,948

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (88.4%)	Value
Russia (0.4%)
14,500	LUKOIL ADR	$815,612

	Total Russia	815,612

Singapore (2.3%)
452,275	CSE Global, Ltd.	343,192
25,000	DBS Group Holdings, Ltd.	275,274
212,000	Ezra Holdings, Ltd.	316,708
25,880	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	2,266
9,000	Jardine Cycle & Carriage, Ltd.	197,884
80,550	Keppel Corporation, Ltd.	571,539
598,000	Midas Holding, Ltd.	451,588
166,000	Parkway Holdings, Ltd.	406,320
112,050	Singapore Airlines, Ltd.	1,230,162
204,000	Singapore Airport Terminal Services, Ltd.	415,235
164,000	Singapore Telecommunications, Ltd.	361,738

	Total Singapore	4,571,906

South Africa (0.7%)
61,000	Massmart Holdings, Ltd.	903,879
80,000	Truworths International, Ltd.	572,748

	Total South Africa	1,476,627

South Korea (2.7%)
13,399	Busan Bank	142,599
9,097	Hana Tour Service, Inc.	413,646
3,164	LG Innotek Company, Ltd.	489,119
2,600	POSCO	1,165,926
2,500	Samsung Electronics Company, Ltd.	1,181,512
860	Shinsegae Company, Ltd.	394,294
2,690	SK Telecom Company, Ltd.	419,802
51,599	SK Telecom Company, Ltd. ADR	955,097
16,410	Sung Kwang Bend Company, Ltd.	346,675

	Total South Korea	5,508,670

Spain (1.2%)
30,785	Antena 3 de Television SA	284,951
6,072	Industria de Diseno Textil SA (Inditex)	375,795
60,635	Telefonica SA	1,372,413
76,693	Tubacex SA	295,336

	Total Spain	2,328,495

Sweden (1.2%)
20,918	Atlas Copco AB	336,447
12,966	Electrolux AB	333,469
36,220	Hexagon AB	574,603
7,347	Hoganas AB	219,313
166,595	Niscayah Group ABa	311,660
31,202	Svenska Cellulosa AB	406,559
6,826	Svenska Handelsbanken AB	191,411

	Total Sweden	2,373,462

Switzerland (8.4%)
8,045	ABB, Ltd.[a]	154,307
20,250	Adecco SA	1,191,006
1,555	Baloise Holding AG	122,437
1,675	Burckhardt Compression Holding AG	319,921
9,522	Compagnie Financiere Richemont SA	351,192
40,349	Credit Suisse Group	1,851,840
1,382	Givaudan SA	1,202,528
21,115	Holcim, Ltd.[a]	1,573,388
14,593	Meyer Burger Technology AGa	357,599
59,163	Nestle SA	2,894,765
64,395	Novartis AG	3,283,007
6,025	Roche Holding AG	951,238
1,770	Schindler Holding AG	155,472
221	Sika AG	392,518
1,123	Swatch Group AG	328,983
2,772	Tecan Group AG	184,135

13,367	UBS AGa	207,074
6,608	Zurich Financial Services AG	1,464,891

	Total Switzerland	16,986,301

Taiwan (0.7%)
209,000	Taiwan Mobile Company, Ltd.	399,957
492,362	Taiwan Semiconductor Manufacturing Company, Ltd.	963,602

	Total Taiwan	1,363,559

Thailand (1.4%)
136,000	PTT Exploration & Production pcl	629,863
175,250	PTT pcl	1,374,463
103,000	Siam Cement pcl	855,031

	Total Thailand	2,859,357

Turkey (0.7%)
200,258	Akbank TAS	1,005,555
9,000	BIM Birlesik Magazalar AS	503,059

	Total Turkey	1,508,614

United Kingdom (12.1%)
218,522	Aegis Group plc	434,102
23,445	Anglo American plc[a]	995,799
38,519	ASOS plc[a]	367,740
13,762	Associated British Foods plc	211,412
6,220	AstraZeneca plc	274,830
17,436	Babcock International Group plc	155,481
35,352	Barclays plc	181,585
28,128	BG Group plc	475,413
18,908	BHP Billiton plc	577,244
180,790	BP plc	1,576,740
16,772	British American Tobacco plc	527,366
206,476	BT Group plc	397,283
39,216	Compass Group plc	318,918
8,857	Diageo plc	151,050
10,799	Dialog Semiconductor plc[a]	158,549
74,546	GlaxoSmithKline plc	1,383,583
91,996	Halma plc	383,016
23,000	HSBC Holdings plc ADR	1,170,470
21,663	Imperial Tobacco Group plc	617,107
87,124	Intermediate Capital Group plc	375,156
41,868	Invensys plc	215,611
592,348	Lloyds TSB Group plc[a]	592,529
45,570	Micro Focus International plc	364,323
37,388	National Grid plc	360,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (88.4%)	Value
United Kingdom (12.1%) - continued
7,843	Next plc	$274,079
95,050	Pearson plc	1,518,924
73,192	Persimmon plc[a]	530,944
31,700	Prudential plc	278,292
17,973	Rio Tinto plc	929,173
18,420	Rotork plc	395,418
202,810	SIG plc[a]	407,886
62,228	Standard Chartered plc	1,659,828
59,097	Telecity Group plc[a]	367,927
56,690	Tesco plc	375,988
9,439	Travis Perkins plc[a]	121,903
14,351	Ultra Electronics Holdings	338,816
53,653	Unilever plc	1,612,209
580,850	Vodafone Group plc	1,287,006
8,127	Whitbread plc	189,913
68,227	William Morrison Supermarkets plc	301,833
160,600	WPP plc	1,702,640

	Total United Kingdom	24,558,598

United States (0.3%)
9,686	iShares MSCI EAFE Index Fund	527,209

	Total United States	527,209

	Total Common Stock (cost $163,275,844)	178,678,407

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Argentina (0.3%)
	Argentina Government International Bond
1,810,000	2.840%, 12/15/2010[c]	156,637
1,060,000	3.169%, 12/15/2010[c]	82,150
180,000	7.000%, 3/28/2011	178,020
10,000	7.000%, 9/12/2013	8,970
5,000	7.000%, 10/3/2015	4,070
10,000	2.260%, 3/31/2019[d]	4,161
250,000	2.500%, 3/31/2019[d]	93,750
150,281	7.820%, 12/31/2033	127,175

	Total Argentina	654,933

Brazil (0.7%)
	Brazil Government International Bond
640,000	6.000%, 1/17/2017	700,800
760,000	4.875%, 1/22/2021	740,430
	Independencia International, Ltd.
88,740	12.000%, 12/30/2016[e]	48,807

	Total Brazil	1,490,037

Cayman Islands (0.1%)
	TGI International, Ltd.
130,000	9.500%, 10/3/2017	144,300

	Total Cayman Islands	144,300

Chile (0.1%)
	Corporacion Nacional del Cobre de Chile - Codelco
$110,000	6.150%, 10/24/2036	115,343

	Total Chile	115,343

Colombia (0.2%)
	Colombia Government International Bond
19,000	10.375%, 1/28/2033	27,170
100,000	7.375%, 9/18/2037	111,500
250,000	6.125%, 1/18/2041	238,125

	Total Colombia	376,795

Costa Rica (0.1%)
	Costa Rica Government International Bond
20,000	6.548%, 3/20/2014	21,900
173,000	9.995%, 8/1/2020	231,820

	Total Costa Rica	253,720

Dominican Republic (0.2%)
	Dominican Republic International Bond
240,000	7.500%, 5/6/2021	244,104
100,000	8.625%, 4/20/2027	109,000

	Total Dominican Republic	353,104

Egypt (<0.1%)
	Egypt Government International Bond
100,000	6.875%, 4/30/2040[f]	100,750

	Total Egypt	100,750

El Salvador (0.1%)
	El Salvador Government International Bond
20,000	8.250%, 4/10/2032	22,600
180,000	7.650%, 6/15/2035	194,400

	Total El Salvador	217,000

Gabon (0.1%)
	Gabon Government International Bond
100,000	8.200%, 12/12/2017[f]	111,125
25,000	8.200%, 12/12/2017	27,810

	Total Gabon	138,935

Germany (0.1%)
	Deutsche Bank AG
1,000,000,000	10.500%, 8/19/2030[g]	120,079

	Total Germany	120,079

Indonesia (0.7%)
	Adaro Indonesia PT
100,000	7.625%, 10/22/2019	104,880
	Indonesia Government International Bond
100,000	6.750%, 3/10/2014	110,718
100,000	6.875%, 1/17/2018	111,250
730,000	5.875%, 3/13/2020	762,850
290,000	8.500%, 10/12/2035	364,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Indonesia (0.7%) - continued
$100,000	7.750%, 1/17/2038	$116,750

	Total Indonesia	1,571,123

Iraq (<0.1%)
	Iraq Government International Bond
250,000	5.800%, 1/15/2028	209,375

	Total Iraq	209,375

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
100,000	9.125%, 4/30/2018[f]	113,875
140,000	9.125%, 4/30/2018	161,000

	Total Ireland	274,875

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
227,000	2.450%, 6/30/2010[d]	136,200

	Total Ivory Coast	136,200

Kazakhstan (0.4%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[f]	110,625
330,000	11.750%, 1/23/2015	414,975
220,000	7.000%, 5/5/2020[f]	224,620

	Total Kazakhstan	750,220

Lebanon (0.2%)
	Lebanon Government International Bond
184,000	4.000%, 12/31/2017	176,180
145,000	6.375%, 3/9/2020	145,435

	Total Lebanon	321,615

Lithuania (0.1%)
	Lithuania Government International Bond
100,000	7.375%, 2/11/2020	108,875

	Total Lithuania	108,875

Luxembourg (0.2%)
	Gaz Capital SA
230,000	9.250%, 4/23/2019	271,687
	Gazprom International
102,147	7.201%, 2/1/2020	108,031

	Total Luxembourg	379,718

Malaysia (0.2%)
	Malaysia Government International Bond
210,000	7.500%, 7/15/2011	225,174
	Petronas Capital, Ltd.
120,000	5.250%, 8/12/2019	122,628

	Total Malaysia	347,802

Mexico (0.8%)
	Cemex Finance, LLC
150,000	9.500%, 12/14/2016	151,890
	Mexico Government International Bond
198,000	5.950%, 3/19/2019	213,048
90,000	5.125%, 1/15/2020	90,405
3,440,000	10.000%, 12/5/2024[h]	337,789
140,000	6.050%, 1/11/2040	137,200
	Pemex Project Funding Master Trust
243,000	5.750%, 3/1/2018	251,149
	Petroleos Mexicanos
247,000	8.000%, 5/3/2019	290,225

	Total Mexico	1,471,706

Pakistan (<0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	92,500

	Total Pakistan	92,500

Panama (0.3%)
	Panama Government International Bond
242,000	7.250%, 3/15/2015	278,905
173,000	8.875%, 9/30/2027	228,360
70,000	6.700%, 1/26/2036	76,125

	Total Panama	583,390

Peru (0.2%)
	Peru Government International Bond
30,000	7.125%, 3/30/2019	35,286
100,000	7.350%, 7/21/2025	116,500
136,000	8.750%, 11/21/2033	179,520
164,000	6.550%, 3/14/2037	173,840

	Total Peru	505,146

Philippines (0.6%)
	Philippines Government International Bond
100,000	8.375%, 6/17/2019	124,120
100,000	6.500%, 1/20/2020	109,620
30,000	9.500%, 10/21/2024	39,825
545,000	10.625%, 3/16/2025	795,046
114,000	9.500%, 2/2/2030	154,185

	Total Philippines	1,222,796

Qatar (0.3%)
	Qatar Government International Bond
270,000	5.250%, 1/20/2020	279,450
100,000	6.400%, 1/20/2040	104,750
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
300,000	5.298%, 9/30/2020	309,750

	Total Qatar	693,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (8.9%)	Value
Romania (<0.1%)
	Romania Government International Bond
$36,000	6.500%, 6/18/2018	$50,266

	Total Romania	50,266

Russia (0.6%)
	Russia Government International Bond
200,000	5.000%, 4/29/2020	196,220
970,600	7.500%, 3/31/2030	1,111,919

	Total Russia	1,308,139

Serbia (<0.1%)
	Serbia Government International Bond
100,000	6.750%, 11/1/2024	99,500

	Total Serbia	99,500

South Africa (0.3%)
	Peermont Global Proprietary, Ltd.
120,000	7.750%, 4/30/2014	151,777
	South Africa Government International Bond
370,000	5.500%, 3/9/2020	375,550
90,000	5.875%, 5/30/2022	93,159

	Total South Africa	620,486

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	108,550
100,000	7.400%, 1/22/2015	105,500

	Total Sri Lanka	214,050

Turkey (0.4%)
	Turkey Government International Bond
362,000	5.625%, 3/30/2021	354,308
500,000	7.250%, 3/5/2038	525,000

	Total Turkey	879,308

Ukraine (0.3%)
	NAK Naftogaz Ukraine
100,000	9.500%, 9/30/2014	107,000
	Ukraine Government International Bond
275,000	4.950%, 10/13/2015	327,723
160,000	6.580%, 11/21/2016	154,896

	Total Ukraine	589,619

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
99,000	5.888%, 6/15/2019	101,871

	Total United Arab Emirates	101,871

United Kingdom (0.1%)
	HSBC Bank Plc
1,250,000	Zero Coupon, 6/24/2010[e]	221,796

	Total United Kingdom	221,796

United States (0.1%)
	J.P. Morgan Chase Bank NA
1,129,000,000	10.500%, 8/19/2030[b,g]	132,838

	Total United States	132,838

Uruguay (0.2%)
	Uruguay Government International Bond
100,000	7.875%, 1/15/2033	117,000
242,000	7.625%, 3/21/2036	274,670

	Total Uruguay	391,670

Venezuela (0.5%)
	Petroleos de Venezuela SA
280,000	5.000%, 10/28/2015	179,200
467,400	5.250%, 4/12/2017	303,226
	Venezuela Government International Bond
80,000	13.625%, 8/15/2018	80,800
312,000	6.000%, 12/9/2020	195,000
150,000	8.250%, 10/13/2024	103,125
100,000	7.650%, 4/21/2025	64,500

	Total Venezuela	925,851

	Total Long-Term Fixed Income (cost $17,292,969)	18,169,681

Principal Amount	Short-Term Investments (10.8%)[i]	Value
	Federal Home Loan Bank Discount Notes
15,855,000	0.060%, 5/3/2010	15,854,947
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.170%, 7/7/2010	99,968
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010	299,901
	Park Avenue Receivables Corporation
1,625,000	0.200%, 5/3/2010	1,624,982
	Yorktown Capital, LLC
4,030,000	0.200%, 5/3/2010	4,029,955

	Total Short-Term Investments (at amortized cost)	21,909,753

	Total Investments (cost $202,478,566) 108.1%	$218,757,841

	Other Assets and Liabilities, Net (8.1%)	(16,330,060)

	Total Net Assets 100.0%	$202,427,781

a	Non-income producing security.
b	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

e

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
HSBC Bank Plc	1/14/2010	$227,366
Independencia International, Ltd.	5/8/2008	49,655

f

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $660,995 or 0.3% of total net assets.

g	Principal amount is displayed in Indonesian Rupiah. Security is linked to Indonesian Government Bonds due 8/2030.
h	Principal amount is displayed in Mexican Pesos.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,013,358
Gross unrealized depreciation	(4,734,083)

Net unrealized appreciation (depreciation)	$16,279,275

Cost for federal income tax purposes	$202,478,566

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Partner Worldwide Allocation Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	24,966,321	–	24,966,321	–
Consumer Staples	17,082,582	899,270	16,183,312	–
Energy	15,547,860	2,839,004	12,708,856	–
Financials	32,232,075	3,179,903	29,052,166	6
Health Care	12,883,492	557,935	12,325,557	–
Industrials	28,576,422	392,914	27,420,923	762,585
Information Technology	11,920,037	498,680	11,421,357	–
Materials	23,868,575	1,730,129	22,138,446	–
Telecommunications Services	8,162,080	955,097	7,206,983	–
Utilities	3,438,963	–	3,438,963	–

Long-Term Fixed Income
Basic Materials	220,223	–	220,223	–
Communications Services	274,875	–	274,875	–
Consumer Cyclical	151,777	–	151,777	–
Consumer Non-Cyclical	48,807	–	48,807	–
Energy	1,728,832	–	1,728,832	–
Financials	626,603	–	493,765	132,838
Foreign Government	14,449,483	–	14,449,483	–
Transportation	144,300	–	144,300	–
Utilities	524,781	–	524,781	–
Short-Term Investments	21,909,753	–	21,909,753	–

Total	$218,757,841	$11,052,932	$206,809,480	$895,429

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	100,703	–	100,703	–

Total Asset Derivatives	$100,703	$–	$100,703	$–

Liability Derivatives
Foreign Currency Forward Contracts	30,172	–	30,172	–

Total Liability Derivatives	$30,172	$–	$30,172	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Common Stock
Financials	—	—	—	—	6	—	—	6
Industrials	—	—	—	(11,803)	257,504	516,884	—	762,585
Long-Term Fixed Income
Financials	—	(7)	—	(1,666)	134,511	—	—	132,838

Total	$—	($7)	$—	($13,469)	$392,021	$516,884	$—	$895,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)

Purchases
Australian Dollar	608,527	5/3/2010	$561,903	$563,085	$1,182
British Pound	1,675,280	5/4/2010 - 5/5/2010	2,555,503	2,563,162	7,659
Danish Krone	858,096	5/4/2010	151,799	153,503	1,704
Euro	2,568,557	5/3/2010 - 5/4/2010	3,392,086	3,419,728	27,642
Hong Kong Dollar	5,244,008	5/3/2010 - 5/4/2010	675,408	675,409	1
Hungarian Forint	21,464,723	5/3/2010	105,514	106,321	807
Indian Rupee	7,014,400	7/12/2010	152,719	157,069	4,350
Indonesian Rupiah	2,096,803,000	7/12/2010	226,437	229,702	3,265
Israeli Shekel	583,742	6/16/2010	157,000	156,642	(358)
Japanese Yen	400,339,951	5/7/2010 - 5/10/2010	4,263,432	4,261,883	(1,549)
Malaysian Ringgit	510,000	7/12/2010	153,181	159,570	6,389
Mexican Peso	3,946,462	6/16/2010	311,170	318,945	7,775
Norwegian Krone	3,288,737	5/3/2010 - 5/4/2010	554,426	557,506	3,080
Polish Zloty	444,475	6/16/2010	158,007	150,293	(7,714)
Singapore Dollar	544,734	5/3/2010 - 5/4/2010	397,718	397,528	(190)
South Korean Won	170,876,000	7/12/2010	150,049	154,528	4,479
Swedish Krona	2,141,674	5/3/2010 - 5/4/2010	293,637	295,681	2,044
Swiss Franc	2,235,046	5/3/2010 - 5/4/2010	2,061,821	2,076,792	14,971
Thai Baht	6,456,623	5/6/2010	200,081	199,556	(525)
Turkish Lira	238,617	6/16/2010	158,663	159,050	387
Total Foreign Currency
Forward Contracts Purchases			$16,680,554	$16,755,953	$75,399

Sales
British Pound	186,798	5/4/2010	$283,540	$285,798	($2,258)
Euro	774,186	5/3/2010 - 5/5/2010	1,024,397	1,030,736	(6,339)
Euro	855,770	6/9/2010 - 6/16/2010	1,143,053	1,139,463	3,590
Indonesian Rupiah	1,539,093,139	7/12/2010	168,480	168,606	(126)
Japanese Yen	18,059,197	5/6/2010 - 5/10/2010	192,357	192,252	105
Malaysian Ringgit	510,000	7/12/2010	155,630	159,570	(3,940)
Mexican Peso	8,129,641	6/16/2010	660,294	657,022	3,272
Polish Zloty	446,000	6/16/2010	151,910	150,809	1,101
Singapore Dollar	9,231	5/3/2010 - 5/4/2010	6,735	6,737	(2)
Swiss Franc	85,074	5/3/2010 - 5/4/2010	78,780	79,051	(271)
Total Foreign Currency
Forward Contracts Sales			$3,865,176	$3,870,044	($4,868)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$70,531

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	100,703
Total Foreign Exchange Contracts		100,703

Total Asset Derivatives		$100,703

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	30,172
Total Foreign Exchange Contracts		30,172

Total Liability Derivatives		$30,172

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(601,492)

Total Equity Contracts		(601,492)

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(6,359)

Total Foreign Exchange Contracts		(6,359)

Total		($607,851)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Partner Worldwide Allocation Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	64,037

Total Foreign Exchange Contracts		64,037
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	82,627
Total Equity Contracts		82,627

Total		$146,664

The following table presents Partner Worldwide Allocation Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$2,333,976	1.4%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$5,564,898	3.3%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$7,882,106	$10,558,224	$18,440,330	–	$–	$–
Total Value and Income Earned	7,882,106					–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.3%)	Value
Australia (3.6%)
155,901	AMP, Ltd.	$894,682
66,989	Australia & New Zealand Banking Group, Ltd.	1,483,794
176,474	BHP Billiton, Ltd.	6,451,401
24,905	Orica, Ltd.	603,986
87,634	Ramsay Health Care, Ltd.	1,094,221
39,733	Rio Tinto, Ltd.	2,596,230
41,372	Wesfarmer, Ltd.	1,109,100
70,685	Westpac Banking Corporation	1,761,277

	Total Australia	15,994,691

Belgium (0.2%)
11,646	Delhaize Group SA	963,032

	Total Belgium	963,032

Bermuda (0.3%)
349,034	Yue Yuen Industrial Holdings, Ltd.	1,215,991

	Total Bermuda	1,215,991

Brazil (0.7%)
27,200	Petroleo Brasileiro SA ADR	1,154,096
61,700	Vale SA SP ADR	1,889,871

	Total Brazil	3,043,967

Canada (3.7%)
75,000	Bankers Petroleum, Ltd.[a]	661,548
9,700	Canadian Natural Resources, Ltd.	747,028
12,900	Canadian Utilities, Ltd.	576,170
56,100	Cenovus Energy, Inc.	1,649,642
39,000	CGI Group, Inc.[a]	577,437
20,461	Enbridge, Inc.	993,641
46,900	EnCana Corporation	1,551,328
33,500	Gildan Activewear, Inc.[a]	972,219
88,800	Grande Cache Coal Corporation[a]	583,957
12,700	Inmet Mining Corporation	659,255
14,700	National Bank of Canada	898,671
16,800	Petrobank Energy & Resources, Ltd.[a]	847,277
34,433	Rogers Communications, Inc.	1,227,426
71,800	Sino-Forest Corporation[a]	1,276,539
17,273	Suncor Energy, Inc.	590,901
31,700	Teck Resources, Ltd.[a]	1,245,781
21,087	Toronto-Dominion Bank	1,567,305

	Total Canada	16,626,125

Cayman Islands (0.1%)
27,200	Subsea 7, Inc.[a,b]	531,963

	Total Cayman Islands	531,963

China (1.1%)
8,448,600	Bank of China, Ltd.	4,349,110
625,200	Huaneng Power International, Inc.	360,069

	Total China	4,709,179

Denmark (1.0%)
10,096	Carlsberg AS	815,951
6,776	Coloplast A/S	750,888
37,486	Novo Nordisk AS	3,084,240

	Total Denmark	4,651,079

Finland (0.5%)
22,766	Kone Oyj	1,001,686
48,799	Sampo Oyj	1,199,412

	Total Finland	2,201,098

France (9.0%)
20,169	Alstom SA	1,183,387
215,800	AXA SA	4,288,216
16,037	BNP Paribas SA	1,101,461
115,200	Cap Gemini SA	5,802,209
24,864	Carrefour SA	1,218,614
7,565	Christian Dior SA	805,300
5,537	CNP Assurances[a]	466,063
71,278	Compagnie de Saint-Gobain	3,518,482
24,485	Eutelsat Communications	871,592
32,351	Rhodia SAa,b	747,157
29,120	Safran SA	739,836
7,293	Sanofi-Aventis[a]	497,491
39,887	Schneider Electric SAb	4,528,075
42,288	Societe Television Francaise 1[b]	784,082
12,965	Technip SA	1,036,639
77,100	Total SA	4,194,585
11,400	Unibail-Rodamco	2,154,491
13,202	Valeo SAa	441,554
27,447	Vinci SA	1,529,413
156,400	Vivendi	4,102,528

	Total France	40,011,175

Germany (5.3%)
24,265	Aixtron AGb	766,539
23,251	BASF SEb	1,351,709
26,256	Bayer AGb	1,677,067
10,535	Bilfinger Berger AG	699,620
84,717	Daimler AGa	4,358,758
14,312	Deutsche Bank AG	998,892
23,119	Deutsche Boerse AG	1,794,689
14,974	Hannover Rueckversicherung AGa,b	702,761
18,465	Henkel AG & Company KGaA	989,981
13,104	Hochtief AG	1,081,599
163,073	Infineon Technologies AGa	1,154,516
14,144	Metro AGb	850,258
52,702	ProSiebanSat.1 Media AG	990,013
11,690	SAP AG ADR	563,990
57,872	Siemens AG	5,707,399

	Total Germany	23,687,791

Greece (0.2%)
19,538	Greek Organization of Football Prognostics SA	396,816
28,163	Public Power Corporation SAa	461,009

	Total Greece	857,825

Hong Kong (3.2%)
89,000	Cheung Kong Holdings, Ltd.	1,097,527
101,000	Henderson Land Development Company, Ltd.	636,585
20,200	Henderson Land Development Company, Ltd. Warrants, 58.00 HKD, expires 4/15/2011[a,c]	26
94,900	Hong Kong Exchanges and Clearing, Ltd.	1,550,817
134,500	Hongkong Electric Holdings, Ltd.	793,644
774,100	Hutchison Whampoa, Ltd.	5,312,687

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.3%)	Value
Hong Kong (3.2%) - continued
2,757,200	New World Development Company, Ltd.	$4,890,424

	Total Hong Kong	14,281,710

Italy (3.2%)
47,061	Atlantia SPA	1,001,552
781,700	Enel SPA	4,095,001
221,700	Eni SPA	4,954,585
35,372	Indesit Company SPA[a]	476,559
85,299	Mediaset SPA	675,430
564,802	Parmalat SPA	1,486,638
36,673	Saipem SPA	1,369,347

	Total Italy	14,059,112

Japan (22.2%)
63,900	Aeon Company, Ltd.	731,635
30,100	Aisin Seiki Company, Ltd.	914,708
119,100	Alps Electric Company, Ltd.[a]	866,660
81,000	Asahi Glass Company, Ltd.	957,147
18,800	Astellas Pharmaceutical, Inc.	658,281
314,700	Bridgestone Corporation	5,244,797
72	Central Japan Railway Company	586,289
138,000	Chiba Bank, Ltd.	873,949
88,000	Dai Nippon Printing Company, Ltd.	1,219,133
84,000	Daicel Chemical Industries, Ltd.	538,503
191,350	Daiichi Sankyo Company, Ltd.	3,325,347
100,000	Daito Trust Construction Company, Ltd.	5,330,657
816,800	Daiwa Securities Group, Inc.	4,224,742
40,100	Denso Corporation	1,170,246
8,900	Disco Corporation	628,296
65,600	East Japan Railway Company	4,388,233
56,000	Elpida Memory, Inc.[a]	1,192,951
44,500	Fuji Film Holdings Corporation	1,525,082
55,100	Fuji Oil Company, Ltd.	765,438
154,000	Fujitsu, Ltd.	1,082,922
148,000	Furukawa Electric Company, Ltd.	733,615
275,000	Hitachi, Ltd.[a]	1,208,659
71,200	Honda Motor Company, Ltd.	2,409,234
20,000	Idemitsu Kosan Company, Ltd.	1,656,698
121,000	ITOCHU Corporation	1,048,303
31,300	JFE Holdings, Inc.	1,116,217
225,000	Kao Corporation	5,485,927
24,960	K’s Holdings Corporation	662,791
10,500	Kyocera Corporation	1,054,267
16,000	Makita Corporation	495,947
174,000	Marubeni Corporation	1,026,661
14,700	Miraca Holdings, Inc.	473,554
42,400	Mitsubishi Corporation	1,004,367
66,300	Mitsui & Company, Ltd.	996,429
108,955	MS and AD Insurance Group Holdings, Inc.	3,131,645
25,300	Murata Manufacturing Company, Ltd.	1,497,221
517,000	Nissan Motor Company, Ltd.[a]	4,498,499
546	NTT DoCoMo, Inc.	849,462
19,800	Santen Pharmaceutical Company, Ltd.	632,327
55,200	Shin-Etsu Chemical Company, Ltd.	3,182,034
54,300	Shiseido Company, Ltd.	1,138,314
51,400	Softbank Corporation	1,149,553
71,600	Sony Corporation	2,451,512
441	Sony Financial Holdings, Inc.	1,590,434
550,000	Sumitomo Corporation	6,623,048
72,600	Sumitomo Electric Industries, Ltd.	893,412
36,500	Sumitomo Mitsui Financial Group, Inc.	1,207,122
929,650	Sumitomo Trust and Banking Company, Ltd.	5,622,101
52,400	Takeda Pharmaceutical Company, Ltd.	2,249,812
13,500	TDK Corporation	864,009
32,200	Tokai Rika Company, Ltd.	690,941
68,100	Tokio Marine Holdings, Inc.	2,027,379
32,000	Toyo Seikan Kaisha, Ltd.	550,576
24,000	Toyo Suisan Kaisha, Ltd.	578,528
258,000	Ube Industries, Ltd.	652,128
16,020	Yamada Denki Company, Ltd.	1,252,664

	Total Japan	98,930,406

Luxembourg (0.2%)
37,800	Acergy SA	720,081

	Total Luxembourg	720,081

Netherlands (3.1%)
118,700	Arcelor Mittal	4,618,980
23,689	Heineken NV	1,104,505
131,510	Koninklijke (Royal) Ahold NV	1,803,181
93,464	Koninklijke (Royal) KPN NV	1,402,159
68,818	Koninklijke DSM NV	3,073,721
51,134	Unilever NV	1,555,553

	Total Netherlands	13,558,099

Norway (2.9%)
95,822	DnB NOR ASA[b]	1,134,064
259,769	Statoil ASA	6,281,138
100,400	Telenor ASA[a]	1,427,292
114,100	Yara International ASA	3,959,202

	Total Norway	12,801,696

Portugal (0.4%)
280,081	Electricidade de Portugal SA	1,002,265
87,537	Portugal Telecom SGPS SAa	890,836

	Total Portugal	1,893,101

Singapore (2.2%)
96,000	DBS Group Holdings, Ltd.	1,057,051
152,578	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	13,362
33,000	Jardine Cycle & Carriage, Ltd.	725,574
290,950	Keppel Corporation, Ltd.	2,064,422
406,100	Singapore Airlines, Ltd.	4,458,446
625,000	Singapore Telecommunications, Ltd.	1,378,576

	Total Singapore	9,697,431

South Korea (2.1%)
9,300	POSCO	4,170,430
12,980	SK Telecom Company, Ltd.	2,025,659
164,050	SK Telecom Company, Ltd. ADR[b]	3,036,566

	Total South Korea	9,232,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.3%)	Value

Spain (1.5%)
22,451	Industria de Diseno Textil SA (Inditex)	$1,389,490
227,141	Telefonica SA	5,141,110

	Total Spain	6,530,600

Sweden (1.1%)
76,544	Atlas Copco ABb	1,231,141
47,967	Electrolux ABb	1,233,650
115,146	Svenska Cellulosa ABb	1,500,341
25,266	Svenska Handelsbanken ABb	708,496

	Total Sweden	4,673,628

Switzerland (13.0%)
29,675	ABB, Ltd.[a]	569,183
73,500	Adecco SA	4,322,909
5,985	Baloise Holding AG	471,246
35,538	Compagnie Financiere Richemont SA	1,310,719
146,995	Credit Suisse Group	6,746,418
5,201	Givaudan SA	4,525,576
77,481	Holcim, Ltd.[a]	5,773,508
217,863	Nestle SA	10,659,740
234,689	Novartis AG	11,964,995
22,295	Roche Holding AG	3,519,975
6,514	Schindler Holding AG	572,172
4,176	Swatch Group AG	1,223,359
50,192	UBS AGa	777,547
24,423	Zurich Financial Services AG	5,414,199

	Total Switzerland	57,851,546

Thailand (1.1%)
630,600	PTT pcl	4,945,713

	Total Thailand	4,945,713

United Kingdom (16.4%)
86,755	Anglo American plc[a]	3,684,817
50,881	Associated British Foods plc	781,634
23,067	AstraZeneca plc	1,019,211
66,331	Babcock International Group plc	591,489
133,791	Barclays plc	687,214
105,222	BG Group plc	1,778,439
70,490	BHP Billiton plc	2,151,994
660,602	BP plc	5,761,367
62,703	British American Tobacco plc	1,971,585
759,374	BT Group plc	1,461,121
144,230	Compass Group plc	1,172,928
32,577	Diageo plc	555,578
39,826	Dialog Semiconductor plc[a]	584,717
272,122	GlaxoSmithKline plc	5,050,620
84,300	HSBC Holdings plc ADR[b]	4,290,027
80,864	Imperial Tobacco Group plc	2,303,548
160,005	Invensys plc	823,991
2,203,401	Lloyds TSB Group plc[a]	2,204,075
139,349	National Grid plc	1,343,665
28,997	Next plc	1,013,320
339,300	Pearson plc	5,422,104
82,183	Persimmon plc[a]	596,166
115,000	Prudential plc	1,009,575
66,932	Rio Tinto plc	3,460,270
132,080	Standard Chartered plc	3,523,016
210,181	Tesco plc	1,393,993
35,944	Travis Perkins plc[a]	464,209
196,445	Unilever plc	5,902,938
2,106,387	Vodafone Group plc	4,667,181
30,058	Whitbread plc	702,399
255,791	William Morrison Supermarkets plc	1,131,609
556,700	WPP plc	5,901,991

	Total United Kingdom	73,406,791

	Total Common Stock (cost $405,762,803)	437,076,485

Shares	Collateral Held for Securities Loaned (5.6%)	Value

24,880,393	Thrivent Financial Securities Lending Trust	24,880,393

	Total Collateral Held for Securities Loaned (cost $24,880,393)	24,880,393

Principal Amount	Short-Term Investments (0.8%)[d]	Value

	Chariot Funding, LLC
3,430,000	0.200%, 5/3/2010	3,429,962

	Total Short-Term Investments (at amortized cost)	3,429,962

	Total Investments (cost $434,073,158) 104.7%	$465,386,840

	Other Assets and Liabilities, Net (4.7%)	(20,906,470)

	Total Net Assets 100.0%	$444,480,370

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$48,198,105
Gross unrealized depreciation	(16,884,423)

Net unrealized appreciation (depreciation)	$31,313,682

Cost for federal income tax purposes	$434,073,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Partner International Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	57,406,058	–	57,406,058	–
Consumer Staples	49,027,284	–	49,027,284	–
Energy	34,352,668	1,154,096	33,198,572	–
Financials	81,066,164	4,290,027	76,776,111	26
Health Care	34,320,962	–	34,320,962	–
Industrials	62,312,705	–	62,312,705	–
Information Technology	17,156,991	–	17,156,991	–
Materials	68,631,651	1,889,871	66,741,780	–
Telecommunications Services	23,507,388	3,036,566	20,470,822	–
Utilities	9,294,614	–	9,294,614	–
Collateral Held for Securities Loaned	24,880,393	24,880,393	–	–
Short-Term Investments	3,429,962	–	3,429,962	–

Total	$465,386,840	$35,250,953	$430,135,861	$26

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Foreign Currency Forward Contracts	8,011	–	8,011	–

Total Asset Derivatives	$8,011	$–	$8,011	$–

Liability Derivatives
Foreign Currency Forward Contracts	32,485	–	32,485	–

Total Liability Derivatives	$32,485	$–	$32,485	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner International Stock Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Common Stock Financials	–	–	–	–	26	–	–	26

Total	$–	$–	$–	$–	$26	$–	$–	$26

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Euro	480,657	5/3/2010	$634,995	$639,937	$4,942
Hong Kong Dollar	2,816,864	5/3/2010 - 5/4/2010	362,826	362,801	(25)
Japanese Yen	291,553,252	5/7/2010 - 5/10/2010	3,104,949	3,103,778	(1,171)
Swiss Franc	463,569	5/4/2010	428,318	430,746	2,428
Total Foreign Currency
Forward Contracts Purchases			$4,531,088	$4,537,262	$6,174

Sales
British Pound	786,160	5/4/2010	$1,193,312	$1,202,816	($9,504)
Euro	2,439,413	5/3/2010 - 5/5/2010	3,230,019	3,247,787	(17,768)
Japanese Yen	103,807,290	5/6/2010 - 5/10/2010	1,105,712	1,105,097	615
Swiss Franc	925,139	5/3/2010 - 5/4/2010	855,644	859,635	(3,991)
Total Foreign Currency
Forward Contracts Sales			$6,384,687	$6,415,335	($30,648)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($24,474)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	8,011
Total Foreign Exchange Contracts		8,011

Total Asset Derivatives		$8,011

Liability Derivatives

Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	32,485
Total Foreign Exchange Contracts		32,485

Total Liability Derivatives		$32,485

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(216,122)

Total Foreign Exchange Contracts		(216,122)

Total		($216,122)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Partner International Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(99)
Total Foreign Exchange Contracts		(99)

Total		($9)

The following table presents Partner International Stock Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$4,824,600	1.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$1,759,004	$4,505,139	$6,264,143	–	$–	$–
Thrivent Financial Securities Lending Trust	–	32,574,617	7,694,224	24,880,393	24,880,393	15,562
Total Value and Income Earned	1,759,004				24,880,393	15,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (11.7%)
42,441	Amazon.com, Inc.[a,b]	$5,816,963
62,950	American Eagle Outfitters, Inc.	1,058,190
63,200	Carnival Corporation	2,635,440
61,200	DISH Network Corporation	1,355,580
241,000	Ford Motor Company[a,c]	3,137,820
118,550	International Game Technology	2,499,034
108,300	J.C. Penney Company, Inc.	3,159,111
92,282	Kohl’s Corporation[a]	5,074,587
127,650	Lowe’s Companies, Inc.	3,461,868
131,611	Melco Crown Entertainment, Ltd. ADR[a,c]	626,468
43,700	RadioShack Corporation	941,735
85,350	Starbucks Corporation	2,217,393
48,911	Target Corporation	2,781,569
27,300	Viacom, Inc.[a]	964,509
72,800	Walt Disney Company	2,681,952

	Total Consumer Discretionary	38,412,219

Consumer Staples (3.3%)
51,050	Coca-Cola Company	2,728,623
15,500	General Mills, Inc.	1,103,290
62,732	PepsiCo, Inc.	4,091,381
81,200	Walgreen Company	2,854,180

	Total Consumer Staples	10,777,474

Energy (8.0%)
25,750	Alpha Natural Resources, Inc.[a]	1,212,310
18,153	Devon Energy Corporation	1,222,241
21,500	ENSCO International plc ADR	1,014,370
38,550	Halliburton Company	1,181,558
20,800	Marathon Oil Corporation	668,720
88,800	Occidental Petroleum Corporation	7,873,008
39,451	Petroleo Brasileiro SA ADR[c]	1,673,906
100,389	Schlumberger, Ltd.	7,169,782
46,055	Southwestern Energy Company[a]	1,827,462
33,750	Ultra Petroleum Corporation[a]	1,612,238
45,400	Weatherford International, Ltd.[a]	822,194

	Total Energy	26,277,789

Financials (9.6%)
34,200	American Express Company	1,577,304
24,000	Ameriprise Financial, Inc.	1,112,640
136,450	Bank of America Corporation	2,432,904
16,400	Bank of New York Mellon Corporation	510,532
667,000	Citigroup, Inc.[a]	2,914,790
2,250	CME Group, Inc.	738,922
130,100	Discover Financial Services	2,011,346
22,071	Goldman Sachs Group, Inc.	3,204,709
90,650	Hartford Financial Services Group, Inc.	2,589,870
22,114	IntercontinentalExchange, Inc.[a]	2,579,156
71,897	J.P. Morgan Chase & Company	3,061,374
14,200	Legg Mason, Inc.	449,998
116,400	Morgan Stanley	3,517,608
51,750	T. Rowe Price Group, Inc.	2,976,142
12,550	U.S. Bancorp	335,964
48,750	Wells Fargo & Company	1,614,113

	Total Financials	31,627,372

Health Care (14.1%)
40,419	Allergan, Inc.	2,574,286
48,181	Amgen, Inc.[a]	2,763,662
12,300	C.R. Bard, Inc.	1,064,319
73,790	Celgene Corporation[a]	4,571,291
38,961	Covidien, Ltd.	1,869,738
88,828	Gilead Sciences, Inc.[a]	3,523,807
38,200	Johnson & Johnson	2,456,260
59,851	Medco Health Solutions, Inc.[a]	3,526,421
100,450	Medtronic, Inc.	4,388,660
36,850	Merck & Company, Inc.	1,291,224
330,516	Pfizer, Inc.	5,526,228
47,289	Teva Pharmaceutical Industries, Ltd. ADR	2,777,283

109,847	Thermo Fisher Scientific, Inc.[a,b]	6,072,342
136,853	UnitedHealth Group, Inc.	4,148,014

	Total Health Care	46,553,535

Industrials (11.0%)
37,200	3M Company	3,298,524
20,050	Caterpillar, Inc.	1,365,205
51,500	Cooper Industries plc	2,528,650
51,281	CSX Corporation	2,874,300
13,200	Cummins, Inc.	953,436
44,967	Danaher Corporation	3,789,819
99,761	Delta Air Lines, Inc.[a]	1,205,113
43,396	Dover Corporation	2,266,139
29,349	FedEx Corporation	2,641,703
89,150	General Electric Company	1,681,369
28,400	Illinois Tool Works, Inc.	1,451,240
8,900	Ingersoll-Rand plc	329,122
37,200	ITT Corporation	2,067,204
24,150	Siemens AG ADR[c]	2,358,006
25,850	Union Pacific Corporation	1,955,811
37,150	United Parcel Service, Inc.	2,568,551
38,720	United Technologies Corporation	2,902,064

	Total Industrials	36,236,256

Information Technology (32.5%)
46,500	Accenture plc	2,029,260
116,450	Adobe Systems, Inc.[a]	3,911,556
70,300	Analog Devices, Inc.	2,104,079
72,852	Apple, Inc.[a]	19,023,114
400,652	Cisco Systems, Inc.[a]	10,785,552
125,350	Corning, Inc.	2,412,987
113,700	Dell, Inc.[a]	1,839,666
67,900	eBay, Inc.[a]	1,616,699
150,006	EMC Corporation[a]	2,851,614
23,553	Google, Inc.[a]	12,375,688
116,200	Hewlett-Packard Company	6,038,914
235,779	Intel Corporation	5,382,835
19,300	International Business Machines Corporation	2,489,700
22,350	MasterCard, Inc.	5,543,694
42,900	McAfee, Inc.[a]	1,490,775
269,400	Micron Technology, Inc.[a]	2,518,890
322,250	Microsoft Corporation	9,841,515
133,700	ON Semiconductor Corporation[a]	1,061,578
249,064	Oracle Corporation	6,435,814
188,449	QUALCOMM, Inc.	7,300,514

	Total Information Technology	107,054,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (96.4%)	Value

Materials (4.2%)
16,500	Cliffs Natural Resources, Inc.	$1,031,745
34,300	Dow Chemical Company	1,057,469
59,822	Freeport-McMoRan Copper & Gold, Inc.	4,518,356
14,600	Monsanto Company	920,676
23,150	Mosaic Company	1,183,891
44,700	Newmont Mining Corporation	2,506,776
24,450	Potash Corporation of Saskatchewan, Inc.	2,701,725

	Total Materials	13,920,638

Telecommunications Services (2.0%)
25,600	America Movil SA de CV ADR	1,317,888
111,035	American Tower Corporation[a]	4,531,338
22,500	SBA Communications Corporation[a]	795,825

	Total Telecommunications Services	6,645,051

	Total Common Stock (cost $293,097,927)	317,504,778

Shares	Collateral Held for Securities Loaned (1.9%)	Value

6,337,000	Thrivent Financial Securities Lending Trust	6,337,000

	Total Collateral Held for Securities Loaned (cost $6,337,000)	6,337,000

Principal Amount	Short-Term Investments (3.5%)[d]	Value

	Jupiter Securitization Corporation
6,510,000	0.200%, 5/3/2010	6,509,928
	U.S. Treasury Bill
5,000,000	0.125%, 5/6/2010	4,999,913

	Total Short-Term Investments (at amortized cost)	11,509,841

	Total Investments (cost $310,944,768) 101.8%	$335,351,619

	Other Assets and Liabilities, Net (1.8%)	(5,814,343)

	Total Net Assets 100.0%	$329,537,276

a	Non-income producing security.
b	All or a portion of the security was earmarked to cover written options.
c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,847,560
Gross unrealized depreciation	(5,440,709)

Net unrealized appreciation (depreciation)	$24,406,851

Cost for federal income tax purposes	$310,944,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Large Cap Growth Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	38,412,219	38,412,219	–	–
Consumer Staples	10,777,474	10,777,474	–	–
Energy	26,277,789	26,277,789	–	–
Financials	31,627,372	31,627,372	–	–
Health Care	46,553,535	46,553,535	–	–
Industrials	36,236,256	36,236,256	–	–
Information Technology	107,054,444	107,054,444	–	–
Materials	13,920,638	13,920,638	–	–
Telecommunications Services	6,645,051	6,645,051	–	–
Collateral Held for Securities Loaned	6,337,000	6,337,000	–	–
Short-Term Investments	11,509,841	–	11,509,841	–

Total	$335,351,619	$323,841,778	$11,509,841	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Call Options Written	5,752	5,752	–	–

Total Asset Derivatives	$5,752	$5,752	$–	$–

Liability Derivatives
Call Options Written	1,804	1,804	–	–

Total Liability Derivatives	$1,804	$1,804	$–	$–

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Amazon.com, Inc.	25	$165.00	May 2010	($425)	$5,752
Thermo Fisher Scientific, Inc.	37	55.00	May 2010	(6,364)	(1,804)
Total Call Options Written				($6,789)	$3,948

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	5,752
Total Equity Contracts		5,752

Total Asset Derivatives		$5,752

Liability Derivatives

Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,804
Total Equity Contracts		1,804

Total Liability Derivatives		$1,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	76,462

Total Equity Contracts		76,462

Total		$76,462

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Large Cap Growth Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	3,948

Total Equity Contracts		3,948

Total		$3,948

The following table presents Large Cap Growth Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Options (Contracts)
Equity Contracts	76

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$61,038	$4,909,163	$4,970,201	–	$–	$–
Thrivent Financial Securities Lending Trust	6,482,949	38,613,174	38,759,123	6,337,000	6,337,000	10,171
Total Value and Income Earned	6,543,987				6,337,000	10,171

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (98.0%)	Value
Consumer Discretionary (11.7%)
143,936	Carnival Corporation	$6,002,131
246,030	Dana Holding Corporation[a]	3,286,961
322,322	International Game Technology	6,794,548
192,330	J.C. Penney Company, Inc.	5,610,266
243,242	Macy’s, Inc	5,643,214
63,350	Omnicom Group, Inc.	2,702,511
147,550	Target Corporation	8,391,168
205,900	Time Warner Cable, Inc.	11,581,875
311,196	Walt Disney Company	11,464,461

	Total Consumer Discretionary	61,477,135

Consumer Staples (7.2%)
536,746	Kraft Foods, Inc.	15,887,681
262,596	Philip Morris International, Inc.	12,888,212
114,450	Procter & Gamble Company	7,114,212
75,620	Unilever NV ADR	2,288,261

	Total Consumer Staples	38,178,366

Energy (15.7%)
109,610	Anadarko Petroleum Corporation	6,813,358
46,874	Apache Corporation	4,769,898
232,320	Baker Hughes, Inc.	11,560,243
205,740	BP plc ADR	10,729,341
120,786	Chevron Corporation	9,836,812
188,516	ConocoPhillips	11,158,262
170,010	ENSCO International plc ADR	8,021,072
59,196	EOG Resources, Inc.	6,637,056
90,140	Occidental Petroleum Corporation	7,991,812
259,790	Valero Energy Corporation	5,401,034

	Total Energy	82,918,888

Financials (21.9%)
73,442	Allstate Corporation	2,399,350
185,250	Ameriprise Financial, Inc.	8,588,190
723,008	Bank of America Corporation	12,891,233
298,020	Bank of New York Mellon Corporation	9,277,363
217,250	Capital One Financial Corporation[b]	9,430,823
1,842,650	Citigroup, Inc.[a]	8,052,381
18,262	Everest Re Group, Ltd.	1,399,782
447,566	Fifth Third Bancorp	6,673,209
244,168	J.P. Morgan Chase & Company	10,396,673
288,624	Morgan Stanley	8,722,217
170,254	Principal Financial Group, Inc.	4,974,822
138,820	Prudential Financial, Inc.	8,823,399
52,572	SVB Financial Group[a]	2,588,120
148,518	Travelers Companies, Inc.	7,535,803
419,410	Wells Fargo & Company	13,886,665

	Total Financials	115,640,030

Health Care (13.0%)
69,000	Biogen Idec, Inc.[a]	3,674,250
156,590	C.R. Bard, Inc.	13,549,733
72,728	Johnson & Johnson	4,676,410
238,872	Medtronic, Inc.	10,436,318
238,230	Merck & Company, Inc.	8,347,579
925,532	Pfizer, Inc.	15,474,895
414,198	UnitedHealth Group, Inc.	12,554,341

	Total Health Care	68,713,526

Industrials (10.4%)
69,818	3M Company	6,190,762
37,450	Avery Dennison Corporation	1,461,674
55,368	CSX Corporation	3,103,376
72,090	Eaton Corporation	5,562,464
68,700	General Dynamics Corporation	5,245,932
395,250	General Electric Company	7,454,415
116,440	Honeywell International, Inc.	5,527,407
108,860	Illinois Tool Works, Inc.	5,562,746
91,302	Ingersoll-Rand plc	3,376,348
136,050	Spirit Aerosystems Holdings, Inc.[a]	3,017,589
121,380	Textron, Inc.	2,772,319
74,826	United Technologies Corporation	5,608,209

	Total Industrials	54,883,241

Information Technology (9.1%)
99,792	Avnet, Inc.[a]	3,190,350
356,880	Dell, Inc.[a]	5,774,318
142,390	Hewlett-Packard Company	7,400,008
70,584	International Business Machines
	Corporation	9,105,336
217,770	Microsoft Corporation	6,650,696
256,260	Oracle Corporation	6,621,759
105,984	Tyco Electronics, Ltd.	3,404,206
511,970	Xerox Corporation	5,580,473

	Total Information Technology	47,727,146

Materials (2.1%)
214,302	E.I. du Pont de Nemours and Company	8,537,792
51,010	Nucor Corporation	2,311,773

	Total Materials	10,849,565

Telecommunications Services (2.9%)
189,846	AT&T, Inc.	4,947,387
235,928	Verizon Communications, Inc.	6,815,960
150,690	Vodafone Group plc ADR[b]	3,345,318

	Total Telecommunications Services	15,108,665

Utilities (4.0%)
240,280	American Electric Power
	Company, Inc.	8,241,604
31,138	Entergy Corporation	2,531,208
181,640	Exelon Corporation	7,917,688
103,606	Xcel Energy, Inc.	2,253,430
	Total Utilities	20,943,930

	Total Common Stock (cost $462,112,159)	516,440,492

Shares	Collateral Held for Securities Loaned (1.3%)	Value
7,031,100	Thrivent Financial Securities
	Lending Trust	7,031,100

	Total Collateral Held for Securities Loaned (cost $7,031,100)	7,031,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (3.6%)[c]	Value
	Bryant Park Funding, LLC
5,500,000	0.210%, 5/4/2010	$5,499,904
	Chariot Funding, LLC
3,525,000	0.200%, 5/3/2010	3,524,961
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.160%, 5/7/2010	9,999,733

	Total Short-Term Investments (at amortized cost)	19,024,598

	Total Investments (cost $488,167,857) 102.9%	$542,496,190

	Other Assets and Liabilities, Net (2.9%)	(15,397,913)

	Total Net Assets 100.0%	$527,098,277

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$62,605,738
Gross unrealized depreciation	(8,277,405)

Net unrealized appreciation (depreciation)	$54,328,333

Cost for federal income tax purposes	$488,167,857

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Large Cap Value Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	61,477,135	61,477,135	–	–
Consumer Staples	38,178,366	38,178,366	–	–
Energy	82,918,888	82,918,888	–	–
Financials	115,640,030	115,640,030	–	–
Health Care	68,713,526	68,713,526	–	–
Industrials	54,883,241	54,883,241	–	–
Information Technology	47,727,146	47,727,146	–	–
Materials	10,849,565	10,849,565	–	–
Telecommunications Services	15,108,665	15,108,665	–	–
Utilities	20,943,930	20,943,930	–	–
Collateral Held for Securities Loaned	7,031,100	7,031,100	–	–
Short-Term Investments	19,024,598	–	19,024,598	–

Total	$542,496,190	$523,471,592	$19,024,598	$–

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$129,108	$–	$129,108	–	$–	$9
Thrivent Financial Securities Lending Trust	6,903,957	33,285,011	33,157,868	7,031,100	7,031,100	5,668
Total Value and Income Earned	7,033,065				7,031,100	5,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (93.1%)	Value
Consumer Discretionary (11.1%)
92,900	Amazon.com, Inc.[a]	$12,732,874
495,430	Carnival Corporation	20,659,431
438,390	Dana Holding Corporation[a,b]	5,856,891
1,090,140	International Game Technology	22,980,151
846,630	J.C. Penney Company, Inc.	24,696,197
396,350	Kohl’s Corporation[a]	21,795,287
497,800	Lowe’s Companies, Inc.	13,500,336
443,940	Macy’s, Inc	10,299,408
104,000	McDonald’s Corporation	7,341,360
113,550	Omnicom Group, Inc.	4,844,043
262,630	Target Corporation	14,935,768
366,200	Time Warner Cable, Inc.	20,598,750
814,810	Walt Disney Company	30,017,600

	Total Consumer Discretionary	210,258,096

Consumer Staples (5.4%)
15,500	Altria Group, Inc.	328,445
1,000	Coca-Cola Company	53,450
105,000	Kimberly-Clark Corporation	6,432,300
953,800	Kraft Foods, Inc.	28,232,480
291,850	PepsiCo, Inc.	19,034,457
466,749	Philip Morris International, Inc.	22,908,041
254,030	Procter & Gamble Company	15,790,505
263,050	Walgreen Company	9,246,207

	Total Consumer Staples	102,025,885

Energy (11.5%)
195,110	Anadarko Petroleum Corporation[b]	12,128,037
470,070	Baker Hughes, Inc.[c]	23,390,683
366,270	BP plc ADR	19,100,980
645,980	ConocoPhillips	38,235,556
379,360	ENSCO International plc ADR	17,898,205
137,880	EOG Resources, Inc.	15,459,106
456,560	Occidental Petroleum Corporation	40,478,610
18,100	Petroleo Brasileiro SA ADR[c]	767,983
396,400	Schlumberger, Ltd.	28,310,888
231,600	Ultra Petroleum Corporation[a]	11,063,532
463,010	Valero Energy Corporation	9,625,978

	Total Energy	216,459,558

Financials (15.1%)
331,640	Ameriprise Financial, Inc.	15,374,830
200,000	Aon Corporation[b]	8,492,000
1,285,600	Bank of America Corporation	22,922,248
531,100	Bank of New York Mellon Corporation	16,533,143
387,270	Capital One Financial Corporation	16,811,391
5,319,420	Citigroup, Inc.[a]	23,245,865
798,960	Fifth Third Bancorp	11,912,494
58,150	Goldman Sachs Group, Inc.	8,443,380
482,100	Hartford Financial Services Group, Inc.	13,773,597
99,050	IntercontinentalExchange, Inc.[a]	11,552,201
654,968	J.P. Morgan Chase & Company	27,888,537
989,840	Morgan Stanley	29,912,965
305,763	Principal Financial Group, Inc.	8,934,395
320,860	Prudential Financial, Inc.	20,393,862
192,600	T. Rowe Price Group, Inc.	11,076,426
270,251	Travelers Companies, Inc.	13,712,536
745,750	Wells Fargo & Company	24,691,783

	Total Financials	285,671,653

Health Care (13.3%)
163,930	Biogen Idec, Inc.[a,b]	8,729,273
278,350	C.R. Bard, Inc.	24,085,625
259,300	Celgene Corporation[a,b]	16,063,635
137,100	Covidien, Ltd.	6,579,429
240,686	Gilead Sciences, Inc.[a]	9,548,014
60,000	Johnson & Johnson	3,858,000
179,046	Medco Health Solutions, Inc.[a]	10,549,390
890,290	Medtronic, Inc.	38,896,770
484,450	Merck & Company, Inc.	16,975,128
3,262,456	Pfizer, Inc.	54,548,264
402,450	Thermo Fisher Scientific, Inc.[a]	22,247,436
1,264,990	UnitedHealth Group, Inc.	38,341,847

	Total Health Care	250,422,811

Industrials (9.1%)
127,310	3M Company	11,288,578
67,170	Avery Dennison Corporation[b]	2,621,645
314,600	Cooper Industries plc	15,446,860
303,910	CSX Corporation	17,034,155
272,450	Dover Corporation	14,227,339
141,430	Eaton Corporation	10,912,739
173,250	FedEx Corporation	15,594,233
708,980	General Electric Company	13,371,363
207,150	Honeywell International, Inc.	9,833,410
194,340	Illinois Tool Works, Inc.	9,930,774
167,280	Ingersoll-Rand plc	6,186,014
186,000	ITT Corporation	10,336,020
142,200	Siemens AG ADR[c]	13,884,408
243,490	Spirit Aerosystems Holdings, Inc.[a]	5,400,608
217,240	Textron, Inc.[c]	4,961,762
133,810	United Technologies Corporation	10,029,060

	Total Industrials	171,058,968

Information Technology (20.6%)
422,700	Adobe Systems, Inc.[a]	14,198,493
239,700	Analog Devices, Inc.[b]	7,174,221
197,728	Apple, Inc.[a]	51,630,735
1,216,605	Cisco Systems, Inc.[a]	32,751,007
357,100	Corning, Inc.	6,874,175
1,148,220	Dell, Inc.[a]	18,578,200
74,192	Google, Inc.[a]	38,983,444
568,300	Hewlett-Packard Company	29,534,551
700,700	Intel Corporation	15,996,981
125,860	International Business Machines Corporation	16,235,940
68,800	MasterCard, Inc.	17,065,152
248,900	McAfee, Inc.[a]	8,649,275
1,219,600	Micron Technology, Inc.[a,c]	11,403,260
1,301,000	Microsoft Corporation	39,732,540
457,650	ON Semiconductor Corporation[a]	3,633,741
1,185,784	Oracle Corporation	30,640,659
609,516	QUALCOMM, Inc.	23,612,650
404,170	Tyco Electronics, Ltd.	12,981,940
912,930	Xerox Corporation	9,950,937

	Total Information Technology	389,627,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (93.1%)	Value
Materials (2.7%)
507,691	E.I. du Pont de Nemours and Company	$20,226,409
269,800	Freeport-McMoRan Copper & Gold, Inc.	20,377,994
96,850	Potash Corporation of Saskatchewan, Inc.	10,701,925

	Total Materials	51,306,328

Telecommunications Services (2.3%)
409,150	American Tower Corporation[a,b]	16,697,411
421,910	Verizon Communications, Inc.	12,188,980
649,760	Vodafone Group plc ADR[c]	14,424,672

	Total Telecommunications Services	43,311,063

Utilities (2.0%)
710,720	American Electric Power
	Company, Inc.	24,377,696
323,920	Exelon Corporation	14,119,673

	Total Utilities	38,497,369

	Total Common Stock (cost $1,538,168,980)	1,758,639,632

Shares	Collateral Held for Securities Loaned (2.9%)	Value
54,982,500	Thrivent Financial Securities Lending Trust	54,982,500

	Total Collateral Held for Securities Loaned (cost $54,982,500)	54,982,500

Principal Amount	Short-Term Investments (8.1%)[d]	Value
	Barclays Bank plc Repurchase Agreement
30,810,000	0.180%, 5/3/2010[e]	30,810,000
	Charta, LLC
1,005,000	0.210%, 5/3/2010[f]	1,004,988
	Federal Home Loan Bank Discount Notes
20,090,000	0.060%, 5/3/2010	20,089,933
	Federal Home Loan Mortgage Corporation Discount Notes
35,000,000	0.160%, 5/6/2010	34,999,222
4,965,000	0.170%, 5/18/2010	4,964,602
5,377,000	0.160%, 5/19/2010	5,376,570
	Federal National Mortgage Association Discount Notes
5,500,000	0.180%, 7/7/2010[g]	5,498,180
	U.S. Treasury Bill
29,000,000	0.130%, 5/6/2010	28,999,478
20,000,000	0.130%, 5/27/2010	19,998,122

	Total Short-Term Investments (at amortized cost)	151,741,095

	Total Investments (cost $1,744,892,575) 104.1%	$1,965,363,227

	Other Assets and Liabilities, Net (4.1%)	(77,391,028)

	Total Net Assets 100.0%	$1,887,972,199

a	Non-income producing security.
b	All or a portion of the security was earmarked to cover written options.
c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e

Repurchase agreement dated April 30, 2010, $30,810,462 maturing May 3, 2010, collateralized by $19,181,131 U.S. Treasury Notes, 1.000% due April 30, 2012 and $12,245,148 U.S. Treasury Notes, 2.500% due April 30, 2015.

f	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
[g]	At April 30, 2010, $5,498,180 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:
ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$243,238,339
Gross unrealized depreciation	(22,767,687)

Net unrealized appreciation (depreciation)	$220,470,652

Cost for federal income tax purposes	$1,744,892,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Large Cap Stock Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	210,258,096	210,258,096	–	–
Consumer Staples	102,025,885	102,025,885	–	–
Energy	216,459,558	216,459,558	–	–
Financials	285,671,653	285,671,653	–	–
Health Care	250,422,811	250,422,811	–	–
Industrials	171,058,968	171,058,968	–	–
Information Technology	389,627,901	389,627,901	–	–
Materials	51,306,328	51,306,328	–	–
Telecommunications Services	43,311,063	43,311,063	–	–
Utilities	38,497,369	38,497,369	–	–
Collateral Held for Securities Loaned	54,982,500	54,982,500	–	–
Short-Term Investments	151,741,095	–	151,741,095	–

Total	$1,965,363,227	$1,813,622,132	$151,741,095	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	1,773,455	1,773,455	–	–
Call Options Written	147,479	147,479	–	–

Total Asset Derivatives	$1,920,934	$1,920,934	$–	$–

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	169	June 2010	$48,225,195	$49,998,650	$1,773,455
Total Futures Contracts					$1,773,455

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	250	$1,245.00	May 2010	($19,375)	$12,116
S&P 500 Index Mini-Futures	300	1,235.00	May 2010	(41,250)	77,925
S&P 500 Index Mini-Futures	250	1,240.00	May 2010	(26,250)	57,438
Total Call Options Written				($86,875)	$147,479

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,773,455
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	147,479
Total Equity Contracts		1,920,934

Total Asset Derivatives		$1,920,934

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(1,536,442)
Futures	Net realized gains/(losses) on Futures contracts	16,822,186

Total Equity Contracts		15,285,744

Total		$15,285,744

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Large Cap Stock Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,640,040
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	147,479

Total Equity Contracts		1,787,519

Total		$1,787,519

The following table presents Large Cap Stock Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$120,898,880	6.5%	1,203

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$177,525	$1,246,872	$1,424,397	–	$–	$–
Thrivent Financial Securities Lending Trust	51,698,493	194,375,858	191,091,851	54,982,500	54,982,500	50,185
Total Value and Income Earned	51,876,018				54,982,500	50,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (65.9%)	Value
Consumer Discretionary (9.9%)
18,600	Autoliv, Inc.[a]	$1,018,350
50,900	Carnival Corporation	2,122,530
28,100	Carter’s, Inc.[a]	905,382
56,500	Chico’s FAS, Inc.	841,285
52,500	Cooper Tire & Rubber Company	1,114,050
18,800	Darden Restaurants, Inc.	841,300
23,900	Discovery Communications, Inc.[a]	924,930
15,500	Dollar Tree, Inc.[a]	941,160
70,500	J.C. Penney Company, Inc.	2,056,485
126,400	Leapfrog Enterprises, Inc.[a]	864,576
72,300	Starbucks Corporation	1,878,354
41,100	Target Corporation	2,337,357
38,300	Time Warner Cable, Inc.	2,154,375
55,300	Walt Disney Company	2,037,252
19,600	WMS Industries, Inc.[a]	980,392

	Total Consumer Discretionary	21,017,778

Consumer Staples (6.3%)
111,800	Altria Group, Inc.	2,369,042
40,800	Coca-Cola Company	2,180,760
61,100	Del Monte Foods Company	912,834
12,000	Flowers Foods, Inc.	316,320
73,400	Kraft Foods, Inc.	2,172,640
22,912	Procter & Gamble Company	1,424,210
136,000	SUPERVALU, Inc.	2,026,400
60,200	Walgreen Company	2,116,030

	Total Consumer Staples	13,518,236

Energy (7.8%)
18,900	Alpha Natural Resources, Inc.[a]	889,812
50,700	Baker Hughes, Inc.[b]	2,522,832
21,500	EOG Resources, Inc.	2,410,580
97,800	International Coal Group, Inc.[a,b]	515,406
25,000	Occidental Petroleum Corporation	2,216,500
74,400	Patterson-UTI Energy, Inc.	1,137,576
37,500	Peabody Energy Corporation	1,752,000
47,000	Petrohawk Energy Corporation[a]	1,014,730
45,100	Petroleo Brasileiro SA ADR[b]	1,913,593
31,900	Schlumberger, Ltd.	2,278,298

	Total Energy	16,651,327

Financials (10.4%)
42,800	Ameriprise Financial, Inc.	1,984,208
61,600	Bank of New York Mellon Corporation	1,917,608
453,900	Citigroup, Inc.[a]	1,983,543
35,700	Healthcare Realty Trust, Inc.	861,798
43,900	Invesco, Ltd.	1,009,261
47,800	J.P. Morgan Chase & Company	2,035,324
10,000	Morgan Stanley	302,200
25,100	Nationwide Health Properties, Inc.	879,002
80,200	Ocwen Financial Corporation[a]	926,310
23,200	Potlatch Corporation	869,072
31,300	Prudential Financial, Inc.	1,989,428
50,200	Texas Capital Bancshares, Inc.[a]	998,980
37,700	Travelers Companies, Inc.	1,912,898
48,200	Washington Federal, Inc.	991,474
70,000	Wells Fargo & Company	2,317,700
41,300	Zions Bancorporation[b]	1,186,549

	Total Financials	22,165,355

Health Care (8.7%)
14,500	Beckman Coulter, Inc.	904,800
43,500	Biogen Idec, Inc.[a]	2,316,375
700	C.R. Bard, Inc.	60,571
20,500	Community Health Systems, Inc.[a]	837,630
14,600	Covance, Inc.[a]	834,244
23,000	Johnson & Johnson	1,478,900
73,700	King Pharmaceuticals, Inc.[a]	722,260
54,200	Medtronic, Inc.	2,367,998

19,200	NuVasive, Inc.[a,b]	798,720
143,000	Pfizer, Inc.	2,390,960
100	Shire Pharmaceuticals Group plc ADR	6,584
13,000	Teva Pharmaceutical Industries, Ltd. ADR	763,490
14,500	United Therapeutics Corporation[a]	824,905
77,400	UnitedHealth Group, Inc.	2,345,994
32,000	Zimmer Holdings, Inc.[a]	1,949,120

	Total Health Care	18,602,551

Industrials (7.5%)
41,600	CSX Corporation	2,331,680
27,200	Eaton Corporation	2,098,752
24,100	FedEx Corporation	2,169,241
21,200	FTI Consulting, Inc.[a]	871,956
56,100	Manitowoc Company, Inc.	785,961
23,100	Old Dominion Freight Line, Inc.[a]	828,828
31,800	Parker Hannifin Corporation	2,199,924
25,700	Robert Half International, Inc.	703,666
13,200	Roper Industries, Inc.	805,464
27,000	Shaw Group, Inc.[a]	1,033,560
54,900	Tyco International, Ltd.	2,129,571

	Total Industrials	15,958,603

Information Technology (11.7%)
143,078	Atmel Corporation[a]	778,344
81,600	Cisco Systems, Inc.[a]	2,196,672
41,300	CommVault Systems, Inc.[a]	865,235
140,000	Dell, Inc.[a]	2,265,200
117,500	EMC Corporation[a]	2,233,675
100,800	Flextronics International, Ltd.[a]	781,200
47,200	FormFactor, Inc.[a]	708,472
22,700	Lender Processing Services, Inc.	856,925
104,200	Marvell Technology Group, Ltd.[a]	2,151,730
21,700	McAfee, Inc.[a]	754,075
79,820	Microsoft Corporation	2,437,703
26,200	Polycom, Inc.[a]	852,810
49,500	SAP AG ADR[b]	2,348,775
77,200	Vishay Intertechnology, Inc.[a]	803,652
44,597	VMware, Inc.[a]	2,748,959
207,900	Xerox Corporation	2,266,110

	Total Information Technology	25,049,537

Materials (1.2%)
32,000	Newmont Mining Corporation	1,794,560
21,200	Owens-Illinois, Inc.[a]	751,328

	Total Materials	2,545,888

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (65.9%)	Value
Utilities (2.4%)
48,700	American Electric Power Company, Inc.	$1,670,410
15,900	EQT Corporation	691,491
34,000	Exelon Corporation	1,482,060
13,200	National Fuel Gas Company	686,664
22,000	Southwest Gas Corporation	684,200

	Total Utilities	5,214,825

	Total Common Stock (cost $127,027,986)	140,724,100

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Asset-Backed Securities (2.4%)
	Americredit Automobile Receivables Trust
244,473	0.329%, 5/6/2010[c,d]	243,523
	Carrington Mortgage Loan Trust
150,000	0.413%, 5/25/2010[d]	66,808
	Countrywide Asset-Backed Certificates
389,799	5.549%, 8/25/2021[c]	317,768
	First Horizon ABS Trust
641,290	0.393%, 5/25/2010[c,d]	409,455
	GMAC Mortgage Corporation Loan Trust
722,305	0.443%, 5/25/2010[c,d]	281,832
653,520	0.443%, 5/25/2010[c,d]	342,916
	Goldman Sachs Alternative Mortgage Products Trust
300,000	0.343%, 5/25/2010[d]	271,107
	Green Tree Financial Corporation
340,995	6.330%, 11/1/2029	339,575
	Merna Reinsurance, Ltd.
700,000	2.040%, 7/7/2010[e]	695,660
	Popular ABS Mortgage Pass-Through Trust
250,000	5.297%, 11/25/2035	211,971
	Renaissance Home Equity Loan Trust
1,313,898	5.608%, 5/25/2036	1,077,432
500,000	5.285%, 1/25/2037	403,058
	Wachovia Asset Securitization, Inc.
836,271	0.403%, 5/25/2010[c,d,f]	538,349

	Total Asset-Backed Securities	5,199,454

Basic Materials (0.5%)
	ArcelorMittal
250,000	6.125%, 6/1/2018	269,497
	Dow Chemical Company
200,000	8.550%, 5/15/2019	244,383
	Noble Group, Ltd.
300,000	6.750%, 1/29/2020[e]	310,500
	Rio Tinto Finance USA, Ltd.
200,000	9.000%, 5/1/2019	257,675

	Total Basic Materials	1,082,055

Capital Goods (0.4%)
	Deere & Company
200,000	4.375%, 10/16/2019	204,898
	Hutchinson Whampoa Finance, Ltd.
250,000	5.750%, 9/11/2019[e]	261,738
	Republic Services, Inc.
100,000	5.000%, 3/1/2020[e]	100,448
200,000	5.250%, 11/15/2021[e]	203,618
	Textron, Inc.
100,000	7.250%, 10/1/2019	109,958

	Total Capital Goods	880,660

Collateralized Mortgage Obligations (1.4%)
	Banc of America Mortgage Securities, Inc.
828,141	4.789%, 9/25/2035	736,140
	Bear Stearns Mortgage Funding Trust
245,384	0.403%, 5/25/2010[d]	51,582
	HomeBanc Mortgage Trust
546,182	5.957%, 4/25/2037	375,765
	J.P. Morgan Alternative Loan Trust
574,007	5.773%, 3/25/2036	408,386
	J.P. Morgan Mortgage Trust
241,909	5.752%, 6/25/2036	232,707
	Merrill Lynch Mortgage Investors, Inc.
742,126	4.859%, 6/25/2035	690,270
	Thornburg Mortgage Securities Trust
440,385	0.373%, 5/25/2010[d]	430,683

	Total Collateralized Mortgage Obligations	2,925,533

Commercial Mortgage-Backed Securities (4.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
1,500,000	0.404%, 5/15/2010[d,f]	1,302,051
853,292	4.487%, 2/11/2041	874,742
	Citigroup/Deutsche Bank Commercial Mortgage
250,000	5.322%, 12/11/2049	242,818
	Commercial Mortgage Pass-Through Certificates
18,571	0.354%, 5/15/2010[d,e]	18,182
1,000,000	0.384%, 5/15/2010[d,f]	845,991
750,000	0.434%, 5/15/2010[d,f]	649,965
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.424%, 5/15/2010[d,e]	1,298,807
	Greenwich Capital Commercial Funding Corporation
250,000	5.867%, 12/10/2049	217,252
	GS Mortgage Securities Corporation II
1,000,000	0.379%, 5/6/2010[d,e]	955,081
	Merrill Lynch Mortgage Trust
500,000	5.441%, 1/12/2044	487,997
	Morgan Stanley Capital I, Inc.
500,000	4.970%, 4/14/2040	506,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Commercial Mortgage-Backed Securities (4.0%) - continued
	TIAA Seasoned Commercial Mortgage Trust
$500,000	5.791%, 8/15/2039	$535,135
	Wachovia Bank Commercial Mortgage Trust
375,000	5.765%, 7/15/2045	388,115
	WaMu Commercial Mortgage Securities Trust
156,594	3.830%, 1/25/2035[e]	158,421

	Total Commercial Mortgage-Backed Securities	8,480,703

Communications Services (1.7%)
	America Movil SA de CV
200,000	5.000%, 3/30/2020[e]	201,373
	AT&T, Inc.
125,000	6.500%, 9/1/2037	133,174
	CBS Corporation
200,000	8.875%, 5/15/2019	247,683
	Cellco Partnership/Verizon Wireless Capital, LLC
200,000	5.550%, 2/1/2014	220,200
	Crown Castle Towers, LLC
200,000	6.113%, 1/15/2020[e]	212,604
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
100,000	7.625%, 5/15/2016	111,625
	Frontier Communications Corporation
120,000	6.250%, 1/15/2013	122,700
	NBC Universal, Inc.
200,000	5.150%, 4/30/2020[e]	202,334
	New Cingular Wireless Services, Inc.
140,000	8.750%, 3/1/2031	184,619
	News America, Inc.
75,000	5.650%, 8/15/2020	80,496
125,000	6.400%, 12/15/2035	131,427
	Qwest Corporation
350,000	8.875%, 3/15/2012	382,375
	Rogers Communications, Inc.
280,000	6.750%, 3/15/2015	319,921
40,000	8.750%, 5/1/2032	50,184
	SBA Tower Trust
200,000	5.101%, 4/15/2017[e]	206,001
	Telecom Italia Capital SA
200,000	5.250%, 10/1/2015	206,237
	Time Warner Cable, Inc.
200,000	8.750%, 2/14/2019	250,600
	Verizon Communications, Inc.
200,000	5.550%, 2/15/2016	220,268
100,000	8.950%, 3/1/2039	137,933

	Total Communications Services	3,621,754

Consumer Cyclical (0.5%)
	CVS Caremark Corporation
250,000	6.125%, 9/15/2039	256,368
	Ford Motor Credit Company, LLC
150,000	7.000%, 4/15/2015	152,541
	Nissan Motor Acceptance Corporation
315,000	5.625%, 3/14/2011[e]	326,735
200,000	4.500%, 1/30/2015[e]	201,933
	Wal-Mart Stores, Inc.
230,000	5.875%, 4/5/2027	249,230

	Total Consumer Cyclical	1,186,807

Consumer Non-Cyclical (1.0%)
	Altria Group, Inc.
200,000	9.700%, 11/10/2018	251,518
	AmerisourceBergen Corporation
200,000	4.875%, 11/15/2019	202,661
	Anheuser-Busch InBev Worldwide, Inc.
300,000	5.375%, 11/15/2014[e]	326,374
	CareFusion Corporation
150,000	6.375%, 8/1/2019	167,568
	HCA, Inc.
150,000	9.250%, 11/15/2016	162,187
	Johnson & Johnson
250,000	5.950%, 8/15/2037	278,322
	Kraft Foods, Inc.
250,000	5.375%, 2/10/2020	259,304
	Kroger Company
200,000	6.400%, 8/15/2017	227,333
	Life Technologies Corporation
200,000	4.400%, 3/1/2015	205,318

	Total Consumer Non-Cyclical	2,080,585

Energy (0.5%)
	CenterPoint Energy Resources Corporation
300,000	6.125%, 11/1/2017	325,523
	ONEOK Partners, LP
200,000	8.625%, 3/1/2019	251,008
	Valero Energy Corporation
200,000	6.125%, 2/1/2020	207,699
	XTO Energy, Inc.
200,000	5.500%, 6/15/2018	219,725

	Total Energy	1,003,955

Financials (6.3%)
	AMB Property, LP
200,000	6.125%, 12/1/2016	213,952
	American Express Company
200,000	7.000%, 3/19/2018	228,682
	Axis Specialty Finance, LLC
250,000	5.875%, 6/1/2020	249,983
	Banco Santander Chile
200,000	2.875%, 11/13/2012[e]	200,328
	Bank of America Corporation
150,000	6.500%, 8/1/2016	161,799
	Barclays Bank plc
200,000	2.500%, 1/23/2013	201,208
250,000	5.000%, 9/22/2016	259,022
	Bear Stearns Companies, Inc.
200,000	6.400%, 10/2/2017	221,264
	Blackstone Holdings Finance Company, LLC
150,000	6.625%, 8/15/2019[e]	155,391

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Financials (6.3%) - continued
	Capital One Bank USA NA
$100,000	8.800%, 7/15/2019	$122,625
	Capital One Capital V
150,000	10.250%, 8/15/2039	180,000
	Citigroup, Inc.
200,000	6.500%, 8/19/2013	216,353
250,000	5.000%, 9/15/2014	253,065
200,000	8.500%, 5/22/2019	236,106
	CNA Financial Corporation
200,000	6.500%, 8/15/2016	206,769
	Commonwealth Bank of Australia
200,000	3.750%, 10/15/2014[e]	204,346
	Corestates Capital Trust I
375,000	8.000%, 12/15/2026[e]	385,787
	Credit Suisse Securities USA, LLC, Convertible
300,000	1.000%, 4/28/2017[g]	294,510
	Discover Bank
250,000	8.700%, 11/18/2019	283,907
	Fifth Third Bancorp
200,000	5.450%, 1/15/2017	201,311
	General Electric Capital Corporation
100,000	6.000%, 8/7/2019	108,092
	Goldman Sachs Group, Inc., Convertible
500,000	1.000%, 1/31/2015[g]	422,982
	Health Care REIT, Inc.
200,000	6.125%, 4/15/2020	206,400
	HSBC Capital Funding, LP/Jersey Channel Islands
200,000	9.547%, 6/30/2010[e]	200,500
	HSBC Holdings plc
165,000	6.500%, 5/2/2036	175,337
	International Lease Finance Corporation
100,000	8.625%, 9/15/2015[e]	98,750
	J.P. Morgan Chase & Company
200,000	4.950%, 3/25/2020	200,315
	Liberty Property, LP
200,000	5.500%, 12/15/2016	204,818
	Lincoln National Corporation
150,000	8.750%, 7/1/2019	187,115
	Lloyds TSB Bank plc
300,000	5.800%, 1/13/2020[e]	297,323
	Merrill Lynch & Company, Inc.
325,000	5.450%, 2/5/2013	345,664
200,000	6.875%, 4/25/2018	215,392
	Morgan Stanley
200,000	7.300%, 5/13/2019	219,616
200,000	5.625%, 9/23/2019	197,254
200,000	5.500%, 1/26/2020	195,326
	MUFG Capital Finance 1, Ltd.
215,000	6.346%, 7/25/2016	213,627
	Nationwide Building Society
200,000	6.250%, 2/25/2020[e]	208,751
	Nordea Bank AB
200,000	4.875%, 1/27/2020[e]	199,128
	PNC Funding Corporation
200,000	5.125%, 2/8/2020	203,632
	Principal Financial Group, Inc.
200,000	8.875%, 5/15/2019	246,711
	ProLogis
200,000	7.375%, 10/30/2019	207,869
100,000	6.875%, 3/15/2020	99,013
	Prudential Financial, Inc.
200,000	4.750%, 9/17/2015	207,587
225,000	6.100%, 6/15/2017	243,793
100,000	5.700%, 12/14/2036	97,718
	Rabobank Nederland NV
300,000	4.750%, 1/15/2020[e]	303,445
	Reinsurance Group of America, Inc.
300,000	5.625%, 3/15/2017	306,327
	Royal Bank of Scotland Group plc
200,000	6.400%, 10/21/2019	205,255
	Royal Bank of Scotland plc
150,000	4.875%, 8/25/2014[e]	153,460
	SLM Corporation
200,000	5.125%, 8/27/2012	201,797
100,000	8.000%, 3/25/2020	96,250
	Swiss RE Capital I, LP
275,000	6.854%, 5/25/2016[e]	255,225
	TNK-BP Finance SA
200,000	6.250%, 2/2/2015[e]	208,000
	Travelers Companies, Inc.
105,000	6.250%, 6/15/2037	113,928
	UnitedHealth Group, Inc.
150,000	6.500%, 6/15/2037	158,513
	USB Capital XIII Trust
200,000	6.625%, 12/15/2039	210,322
	Wachovia Bank NA
285,000	4.875%, 2/1/2015	298,914
	Wachovia Capital Trust III
495,000	5.800%, 3/15/2011	428,175
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
225,000	6.750%, 9/2/2019[e]	252,063
	Wells Fargo & Company
150,000	4.950%, 10/16/2013	159,659
	Westpac Banking Corporation
200,000	2.250%, 11/19/2012	202,387
	Willis North America, Inc.
220,000	6.200%, 3/28/2017	225,266

	Total Financials	13,458,107

Foreign Government (0.5%)
	Corporacion Andina de Fomento
500,000	5.750%, 1/12/2017	523,623
	Qatar Government International Bond
200,000	4.000%, 1/20/2015[e]	205,250
	Russia Government International Bond
350,000	5.000%, 4/29/2020[e]	342,563

	Total Foreign Government	1,071,436

Mortgage-Backed Securities (7.3%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,000,000	6.500%, 5/1/2039[h]	1,081,094
10,900,000	5.500%, 5/1/2040[h]	11,480,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (33.6%)	Value
Mortgage-Backed Securities (7.3%) - continued
$2,750,000	6.000%, 5/1/2040[h]	$2,936,054

	Total Mortgage-Backed Securities	15,497,911

Technology (0.2%)
	Affiliated Computer Services, Inc.
200,000	5.200%, 6/1/2015	207,750
	Oracle Corporation
250,000	5.750%, 4/15/2018	279,355

	Total Technology	487,105

Transportation (0.5%)
	American Airlines Pass Through Trust
99,311	10.375%, 7/2/2019	114,953
	Continental Airlines, Inc.
200,000	7.250%, 11/10/2019	214,000
	Delta Air Lines, Inc.
200,000	7.750%, 12/17/2019	218,500
	FedEx Corporation
312,688	6.720%, 1/15/2022	352,158
	United Air Lines, Inc.
200,000	10.400%, 11/1/2016	217,000

	Total Transportation	1,116,611

U.S. Government and Agencies (4.9%)
	U.S. Treasury Bonds
210,000	4.750%, 2/15/2037	219,122
175,000	5.000%, 5/15/2037	189,711
150,000	4.250%, 5/15/2039	143,227
250,000	4.625%, 2/15/2040	253,945
	U.S. Treasury Notes
750,000	1.750%, 4/15/2013	755,625
1,000,000	3.500%, 5/31/2013	1,059,453
2,500,000	1.500%, 12/31/2013	2,469,530
100,000	1.750%, 1/31/2014	99,477
350,000	2.375%, 9/30/2014	352,516
200,000	2.250%, 1/31/2015	199,250
500,000	2.750%, 2/15/2019	471,054
200,000	3.625%, 2/15/2020	199,406
	U.S. Treasury Notes, TIPS
1,153,711	2.500%, 7/15/2016	1,282,603
1,268,863	1.875%, 7/15/2019	1,342,714
1,378,135	1.375%, 1/15/2020	1,390,301

	Total U.S. Government and Agencies	10,427,934

U.S. Municipals (0.1%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
150,000	6.718%, 1/1/2049	162,675

	Total U.S. Municipals	162,675

Utilities (1.4%)
	Abu Dhabi National Energy Company
150,000	6.250%, 9/16/2019[e]	154,146
	Cleveland Electric Illuminating Company
245,000	5.700%, 4/1/2017	259,131
	FirstEnergy Solutions Corporation
150,000	4.800%, 2/15/2015	155,223
	ITC Holdings Corporation
225,000	6.050%, 1/31/2018[e]	238,340
	MidAmerican Energy Holdings Company
225,000	6.500%, 9/15/2037	246,157
	NiSource Finance Corporation
100,000	6.125%, 3/1/2022	106,176
	Pennsylvania Electric Company
200,000	5.200%, 4/1/2020	204,481
	Petrobras International Finance Company
250,000	5.750%, 1/20/2020	253,916
	Power Receivables Finance, LLC

209,175	6.290%, 1/1/2012[f]	214,191
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
300,000	5.298%, 9/30/2020[e]	312,318
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
125,000	5.832%, 9/30/2016[e]	134,691
	Union Electric Company
350,000	6.400%, 6/15/2017	388,695
	Virginia Electric & Power Company
145,000	6.000%, 1/15/2036	154,296
	Williams Partners, LP
200,000	5.250%, 3/15/2020[e]	205,710

	Total Utilities	3,027,471

	Total Long-Term Fixed Income (cost $73,077,773)	71,710,756

Shares	Mutual Funds (0.8%)	Value
Fixed Income Mutual Funds (0.8%)
366,132	Thrivent High Yield Fund	1,724,482

	Total Fixed Income Mutual Funds	1,724,482

	Total Mutual Funds (cost $1,400,000)	1,724,482

Shares	Preferred Stock (0.1%)	Value
Financials (0.1%)
1,150	Citigroup, Inc., Convertible,
	7.500%	151,593
12,000	Federal National Mortgage Association, 8.250%[a]	17,520

	Total Financials	169,113

	Total Preferred Stock (cost $292,431)	169,113

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Contracts	Options Purchased (<0.1%)	Value
	Call on 10-Yr. U.S. Treasury Bond Futures
20	$118.00, expires 5/22/2010	$12,188
	Put on 10-Yr. U.S. Treasury Bond Futures
40	$114.00, expires 5/22/2010	1,250

	Total Options Purchased (cost $30,180)	13,438

Shares	Collateral Held for Securities Loaned (3.3%)	Value
7,118,549	Thrivent Financial Securities Lending Trust	7,118,549

	Total Collateral Held for Securities Loaned (cost $7,118,549)	7,118,549

Principal Amount	Short-Term Investments (5.3%)[i]	Value
	Chariot Funding, LLC
1,040,000	0.200%, 5/3/2010	1,039,988
	Federal Home Loan Bank Discount Notes
1,000,000	0.150%, 5/12/2010	999,954
	Federal Home Loan Mortgage Corporation Discount Notes
9,000,000	0.165%, 5/19/2010	8,999,257
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[j,k]	299,901

	Total Short-Term Investments (at amortized cost)	11,339,100

	Total Investments (cost $220,286,019) 109.0%	$232,799,538

	Other Assets and Liabilities, Net (9.0%)	(19,272,407)

	Total Net Assets 100.0%	$213,527,131

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $10,395,324 or 4.9% of total net assets.

f

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$1,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	1,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	750,000
Power Receivables Finance, LLC	9/30/2003	210,045
Wachovia Asset Securitization, Inc.	3/16/2007	836,271

g	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At April 30, 2010, $99,967 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
k	At April 30, 2010, $99,967 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ADR	- American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,311,728
Gross unrealized depreciation	(5,798,209)

Net unrealized appreciation (depreciation)	$12,513,519

Cost for federal income tax purposes	$220,286,019

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Balanced Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	21,017,778	21,017,778	–	–
Consumer Staples	13,518,236	13,518,236	–	–
Energy	16,651,327	16,651,327	–	–
Financials	22,165,355	22,165,355	–	–
Health Care	18,602,551	18,602,551	–	–
Industrials	15,958,603	15,958,603	–	–
Information Technology	25,049,537	25,049,537	–	–
Materials	2,545,888	2,545,888	–	–
Utilities	5,214,825	5,214,825	–	–

Long-Term Fixed Income
Asset-Backed Securities	5,199,454	–	3,965,445	1,234,009
Basic Materials	1,082,055	–	1,082,055	–
Capital Goods	880,660	–	880,660	–
Collateralized Mortgage Obligations	2,925,533	–	2,925,533	–
Commercial Mortgage-Backed Securities	8,480,703	–	8,480,703	–
Communications Services	3,621,754	–	3,621,754	–
Consumer Cyclical	1,186,807	–	1,186,807	–
Consumer Non-Cyclical	2,080,585	–	2,080,585	–
Energy	1,003,955	–	1,003,955	–
Financials	13,458,107	–	13,163,597	294,510
Foreign Government	1,071,436	–	1,071,436	–
Mortgage-Backed Securities	15,497,911	–	15,497,911	–
Technology	487,105	–	487,105	–
Transportation	1,116,611	–	352,158	764,453
U.S. Government and Agencies	10,427,934	–	10,427,934	–
U.S. Municipals	162,675	–	162,675	–
Utilities	3,027,471	–	3,027,471	–

Mutual Funds
Fixed Income Mutual Funds	1,724,482	1,724,482	–	–

Preferred Stock
Financials	169,113	169,113	–	–
Options Purchased	13,438	13,438	–	–
Collateral Held for Securities Loaned	7,118,549	7,118,549	–	–
Short-Term Investments	11,339,100	–	11,339,100	–

Total	$232,799,538	$149,749,682	$80,756,884	$2,292,972

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Asset Derivatives
Futures Contracts	61,730	61,730	–	–

Total Asset Derivatives	$61,730	$61,730	$–	$–

Liability Derivatives
Futures Contracts	78,897	78,897	–	–
Credit Default Swaps	8,670	–	8,670	–

Total Liability Derivatives	$87,567	$78,897	$8,670	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Long-Term Fixed Income Asset-Backed Securities	390,506	–	–	172,172	(16,419)	687,750	–	1,234,009
Commercial Mortgage-Backed Securities	506,250	–	28,281	(6,250)	(528,281)	–	–	–
Financials	–	–	–	(5,490)	300,000	–	–	294,510
Transportation	204,000	–	–	47,392	199,311	313,750	–	764,453

Total	$1,100,756	$–	$28,281	$207,824	($45,389)	$1,001,500	$–	$2,292,972

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	June 2010	($3,253,079)	($3,263,672)	($10,593)
5-Yr. U.S. Treasury Bond Futures	15	June 2010	1,730,319	1,737,891	7,572
10-Yr. U.S. Treasury Bond Futures	(50)	June 2010	(5,827,009)	(5,895,313)	(68,304)
20-Yr. U.S. Treasury Bond Futures	20	June 2010	2,327,092	2,381,250	54,158
Total Futures Contracts					($17,167)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	$750,000	($2,430)	($4,585)	($2,155)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	750,000	(2,592)	(4,585)	(1,994)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2014	750,000	(2,511)	(4,586)	(2,075)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2014	750,000	(4,294)	(4,585)	(291)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2014	750,000	(2,430)	(4,585)	(2,155)
Total Credit Default Swaps					($22,926)	($8,670)

1

As the buyer of protection, Balanced Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Balanced Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Balanced Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	61,730
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	13,438
Total Interest Rate Contracts		75,168

Total Asset Derivatives		$75,168

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	78,897
Total Interest Rate Contracts		78,897

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	8,670
Total Credit Contracts		8,670

Total Liability Derivatives		$87,567

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	467,363

Total Equity Contracts		467,363

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	25,145
Futures	Net realized gains/(losses) on Futures contracts	(47,236)

Total Interest Rate Contracts		(22,091)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	27,564

Total Credit Contracts		27,564

Total		$472,836

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Balanced Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	21,681
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(16,742)
Total Interest Rate Contracts		4,939
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(41,363)
Total Credit Contracts		(41,363)
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(24,150)
Total Equity Contracts		(24,150)

Total		($60,574)

The following table presents Balanced Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$1,442,620	0.7%	N/A	N/A	N/A
Interest Rate Contracts	$6,165,979	3.0%	N/A	N/A	30
Credit Contracts	N/A	N/A	$3,960,292	1.9%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
High Yield	$1,636,610	$–	$–	366,132	$1,724,482	$70,869
Money Market	1,841,222	1,882,217	3,723,439	–	–	5
Thrivent Financial Securities Lending Trust	2,435,412	31,780,584	27,097,447	7,118,549	7,118,549	52,067
Total Value and Income Earned	5,913,244				8,843,031	122,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Bank Loans (1.9%)[a]	Value
Consumer Cyclical (0.7%)
	Ford Motor Company, Term Loan
$4,006,404	3.284%, 12/15/2013	$3,863,175
	Rite Aid Corporation, Term Loan
1,140,000	9.500%, 6/5/2015	1,187,025

	Total Consumer Cyclical	5,050,200

Financials (0.4%)
	Nuveen Investments, Inc., Term Loan
2,530,000	12.500%, 7/31/2015	2,783,000

	Total Financials	2,783,000

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,393,000	8.750%, 9/27/2013	1,410,412

	Total Transportation	1,410,412

Utilities (0.6%)
	Energy Future Holdings, Term Loan
4,826,250	3.752%, 10/10/2014	3,956,222

	Total Utilities	3,956,222

	Total Bank Loans (cost $13,233,287)	13,199,834

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Asset-Backed Securities (0.6%)
	Countrywide Asset-Backed Certificates
712,431	0.373%, 5/25/2010[b,c]	583,160
	J.P. Morgan Mortgage Trust
2,400,000	5.461%, 10/25/2036	1,708,361
	Renaissance Home Equity Loan Trust
2,319,506	5.746%, 5/25/2036	1,339,111
1,600,000	6.011%, 5/25/2036	807,077

	Total Asset-Backed Securities	4,437,709

Basic Materials (10.7%)
	AK Steel Corporation
630,000	7.625%, 5/15/2020[d]	648,900
	Arch Western Finance, LLC
3,085,000	6.750%, 7/1/2013	3,108,138
	Boise Paper Holdings, LLC
1,200,000	8.000%, 4/1/2020[e]	1,236,000
	Cascades, Inc.
750,000	7.750%, 12/15/2017[e]	763,125
1,540,000	7.875%, 1/15/2020[e]	1,555,400
	Cellu Tissue Holdings, Inc.
1,450,000	11.500%, 6/1/2014	1,620,375
	CF Industries, Inc.
470,000	6.875%, 5/1/2018	489,975
	CONSOL Energy, Inc.
2,200,000	8.000%, 4/1/2017[e]	2,323,750
2,430,000	8.250%, 4/1/2020[e]	2,587,950
	Domtar Corporation
3,140,000	7.125%, 8/15/2015	3,328,400
1,370,000	10.750%, 6/1/2017	1,678,250
	Drummond Company, Inc.
700,000	9.000%, 10/15/2014[e]	733,250
3,765,000	7.375%, 2/15/2016	3,708,525
	FMG Finance, Pty., Ltd.
4,715,000	10.625%, 9/1/2016[e]	5,540,125
	Glatfelter
1,290,000	7.125%, 5/1/2016[e]	1,259,363
	Graphic Packaging International, Inc.
3,535,000	9.500%, 8/15/2013	3,632,212
700,000	9.500%, 6/15/2017	752,500
	Griffin Coal Mining Company, Pty., Ltd.
1,335,000	9.500%, 12/1/2016[e,f]	876,445
	Hexion Finance Escrow, LLC

4,450,000	8.875%, 2/1/2018[e]	4,377,688
	Jefferson Smurfit Corporation
1,300,000	8.250%, 10/1/2012[f,g]	1,304,875
	LBI Escrow Corporation
2,900,000	8.000%, 11/1/2017[e]	3,005,125
	Lyondell Chemical Company
2,376,667	11.000%, 5/1/2018	2,606,016
	NewPage Corporation
1,820,000	10.000%, 5/1/2012[g]	1,324,050
1,900,000	11.375%, 12/31/2014[g]	1,952,250
	NOVA Chemicals Corporation
1,860,000	8.625%, 11/1/2019[e]	1,943,700
	Patriot Coal Corporation
1,170,000	8.250%, 4/30/2018[d]	1,172,925
	Rock-Tenn Company
1,400,000	9.250%, 3/15/2016[e]	1,538,250
650,000	9.250%, 3/15/2016	714,187
	Ryerson Holding Corporation
4,230,000	Zero Coupon, 2/1/2015[e]	2,003,962
	Ryerson, Inc.
1,700,000	12.000%, 11/1/2015	1,838,125
	Severstal Columbus, LLC
1,400,000	10.250%, 2/15/2018[e]	1,471,750
	Smurfit-Stone Container Enterprises, Inc.
1,840,000	8.000%, 3/15/2017[f,g]	1,840,000
	Solutia, Inc.
2,370,000	8.750%, 11/1/2017	2,529,975
	Steel Dynamics, Inc.
2,800,000	7.750%, 4/15/2016	2,922,500
1,000,000	7.625%, 3/15/2020[e]	1,035,000
	Teck Resources, Ltd.
2,440,000	10.250%, 5/15/2016	2,940,200
2,310,000	10.750%, 5/15/2019	2,875,950

	Total Basic Materials	75,239,211

Capital Goods (7.3%)
	Associated Materials, LLC
1,820,000	9.875%, 11/15/2016	1,992,900
	Berry Plastics Escrow Corporation
2,240,000	8.875%, 9/15/2014	2,200,800
	Berry Plastics Holding Corporation
1,200,000	8.875%, 9/15/2014[g]	1,179,000
	Case New Holland, Inc.
2,230,000	7.125%, 3/1/2014[g]	2,280,175
	DRS Technologies, Inc.
2,600,000	6.625%, 2/1/2016	2,517,221

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Capital Goods (7.3%) - continued
	General Cable Corporation, Convertible
$1,868,000	4.500%, 11/15/2019[h]	$1,882,010
	Goodman Global Group, Inc.
4,200,000	Zero Coupon, 12/15/2014[e]	2,562,000
	Graham Packaging Company, LP/GPC Capital Corporation I
3,030,000	9.875%, 10/15/2014	3,158,775
2,200,000	8.250%, 1/1/2017[e]	2,224,750
	Leucadia National Corporation
5,070,000	7.125%, 3/15/2017	5,019,300
	Norcraft Companies, LP/Norcraft Finance Corporation
1,330,000	10.500%, 12/15/2015[e]	1,413,125
	Owens-Illinois, Inc.
3,030,000	7.800%, 5/15/2018	3,189,075
	Plastipak Holdings, Inc.
2,595,000	8.500%, 12/15/2015[e]	2,650,144
500,000	10.625%, 8/15/2019[e]	555,625
	RBS Global, Inc./Rexnord Corporation
1,130,000	11.750%, 8/1/2016[g]	1,227,463
3,980,000	8.500%, 5/1/2018[e]	3,989,950
	Reynolds Group DL Escrow, Inc.
1,050,000	7.750%, 10/15/2016[e]	1,086,750
	RSC Equipment Rental, Inc.
2,380,000	9.500%, 12/1/2014	2,445,450
	SPX Corporation
1,630,000	7.625%, 12/15/2014	1,723,725
	TransDigm, Inc.
5,365,000	7.750%, 7/15/2014	5,479,006
	United Rentals North America, Inc.
2,210,000	10.875%, 6/15/2016	2,486,250

	Total Capital Goods	51,263,494

Communications Services (16.8%)
	Cablevision Systems Corporation
610,000	8.000%, 4/15/2020	620,675
	Cengage Learning Acquisitions, Inc.
4,450,000	10.500%, 1/15/2015[e]	4,361,000
	Cequel Communications Holdings I, LLC
1,390,000	8.625%, 11/15/2017[e]	1,414,325
	Cincinnati Bell, Inc.
4,750,000	8.750%, 3/15/2018	4,809,375
	Clear Channel Worldwide Holdings, Inc.
4,500,000	9.250%, 12/15/2017[e]	4,820,625
	Coleman Cable, Inc.
2,580,000	9.000%, 2/15/2018[e,g]	2,634,825
	Cricket Communications, Inc.
4,670,000	9.375%, 11/1/2014[g]	4,827,612
	CSC Holdings, Inc.
2,630,000	8.500%, 4/15/2014[e]	2,820,675
3,050,000	8.500%, 6/15/2015[e]	3,248,250
850,000	8.625%, 2/15/2019[e]	928,625
	Equinix, Inc.
1,910,000	8.125%, 3/1/2018	1,988,788
	Frontier Communications Corporation
2,700,000	8.125%, 10/1/2018	2,767,500
	GCI, Inc.
4,020,000	8.625%, 11/15/2019[e]	4,090,350
	Intelsat Bermuda, Ltd.
3,782,500	11.500%, 2/4/2017	3,990,537
	Intelsat Jackson Holdings, Ltd.
2,120,000	8.500%, 11/1/2019[e]	2,231,300
	Intelsat Subsidiary Holding Company, Ltd.
6,760,000	8.875%, 1/15/2015	7,030,400
200,000	8.875%, 1/15/2015[e]	207,000
	Level 3 Financing, Inc.
4,630,000	9.250%, 11/1/2014	4,577,912
1,525,000	10.000%, 2/1/2018[e,g]	1,502,125
	MetroPCS Wireless, Inc.
1,870,000	9.250%, 11/1/2014	1,940,125
3,950,000	9.250%, 11/1/2014[g]	4,098,125
	New Communications Holdings, Inc.
2,810,000	8.250%, 4/15/2017[e]	2,894,300

5,000,000	8.500%, 4/15/2020[e]	5,150,000
	Nextel Communications, Inc.
2,370,000	6.875%, 10/31/2013	2,328,525
	Nielsen Finance, LLC/Nielsen Finance Company
2,300,000	10.000%, 8/1/2014	2,415,000
1,500,000	11.500%, 5/1/2016	1,702,500
	NII Capital Corporation
4,460,000	8.875%, 12/15/2019[e]	4,727,600
	PAETEC Holding Corporation
5,370,000	9.500%, 7/15/2015	5,470,688
	Quebecor Media, Inc.
2,900,000	7.750%, 3/15/2016	2,907,250
	tw telecom holdings, inc.
2,100,000	8.000%, 3/1/2018[e]	2,173,500
	Umbrella Acquisition
2,350,000	9.750%, 3/15/2015[e]	2,132,625
	UPC Holding BV
4,000,000	9.875%, 4/15/2018[e]	4,220,000
	Videotron Ltee
1,710,000	9.125%, 4/15/2018	1,898,100
	Virgin Media Finance plc
454,000	8.750%, 4/15/2014	463,648
4,510,000	9.125%, 8/15/2016	4,814,425
1,560,000	8.375%, 10/15/2019	1,634,100
	Virgin Media Finance plc, Convertible
1,880,000	6.500%, 11/15/2016	2,342,950
	Wind Acquisition Holdings Finance SPA
5,130,000	12.250%, 7/15/2017[e]	5,373,675

	Total Communications Services	117,559,035

Consumer Cyclical (20.7%)
	AMC Entertainment, Inc.
4,450,000	8.750%, 6/1/2019	4,717,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Consumer Cyclical (20.7%) - continued
	American Axle & Manufacturing Holdings, Inc.
$610,000	9.250%, 1/15/2017[e]	$648,125
	American Axle & Manufacturing, Inc.
1,800,000	5.250%, 2/11/2014	1,624,500
	Ameristar Casinos, Inc.
2,680,000	9.250%, 6/1/2014	2,814,000
	Beazer Homes USA, Inc.
3,630,000	6.875%, 7/15/2015	3,339,600
	Blockbuster, Inc.
1,893,000	11.750%, 10/1/2014[e]	1,386,622
	Bon-Ton Stores, Inc.
2,630,000	10.250%, 3/15/2014	2,662,875
	Burlington Coat Factory Warehouse Corporation
3,500,000	11.125%, 4/15/2014	3,679,375
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
4,710,000	10.125%, 3/1/2012	4,498,050
	Cooper-Standard Automotive, Inc.
1,170,000	8.500%, 5/1/2018[d,e]	1,196,325
	FireKeepers Development Authority
4,900,000	13.875%, 5/1/2015[e]	5,684,000
	Ford Motor Credit Company, LLC
9,120,000	8.000%, 6/1/2014	9,585,457
4,680,000	7.000%, 4/15/2015	4,759,284
	Gaylord Entertainment Company
5,640,000	6.750%, 11/15/2014[g]	5,456,700
	Gaylord Entertainment Company, Convertible
930,000	3.750%, 10/1/2014[e]	1,293,863
	Goodyear Tire & Rubber Company
2,800,000	10.500%, 5/15/2016	3,118,500
	GWR Operating Partnership LLP
1,870,000	10.875%, 4/1/2017[e]	1,860,650
	Hanesbrands, Inc.
2,090,000	3.831%, 6/15/2010[c]	2,016,850
	Host Hotels and Resorts, LP, Convertible
700,000	2.500%, 10/15/2029[e]	903,875
	KB Home
3,040,000	6.250%, 6/15/2015	2,975,400
	Lear Corporation
1,950,000	7.875%, 3/15/2018	1,986,562
1,950,000	8.125%, 3/15/2020[g]	1,989,000
	Levi Strauss & Company
2,570,000	7.625%, 5/15/2020[d,e]	2,595,700
	Macy’s Retail Holdings, Inc.
3,050,000	8.875%, 7/15/2015	3,499,875
	MGM MIRAGE
1,800,000	6.750%, 9/1/2012[g]	1,737,000
2,200,000	7.500%, 6/1/2016[g]	1,941,500
1,830,000	11.125%, 11/15/2017[e]	2,079,338
1,350,000	11.375%, 3/1/2018[e,g]	1,387,125
	Mohegan Tribal Gaming Authority
3,100,000	11.500%, 11/1/2017[e,g]	3,301,500
	NCL Corporation, Ltd.
3,570,000	11.750%, 11/15/2016[e,g]	3,962,700
	Norcraft Holdings, LP/Norcraft Capital Corporation
568,000	9.750%, 9/1/2012	537,470
	Peninsula Gaming, LLC
1,750,000	8.375%, 8/15/2015[e]	1,789,375
2,450,000	10.750%, 8/15/2017[e]	2,505,125
	Penn National Gaming, Inc.
2,670,000	8.750%, 8/15/2019[e]	2,783,475
	Perry Ellis International, Inc.
2,200,000	8.875%, 9/15/2013	2,244,000
	Phillips-Van Heusen Corporation
280,000	7.375%, 5/15/2020[d]	287,000
	Pinnacle Entertainment, Inc.
3,380,000	7.500%, 6/15/2015	3,253,250
1,420,000	8.750%, 5/15/2020[d,e]	1,418,225
	QVC, Inc.
1,350,000	7.125%, 4/15/2017[e]	1,370,250
1,350,000	7.375%, 10/15/2020[e]	1,370,250
	Rite Aid Corporation
2,500,000	7.500%, 3/1/2017	2,362,500
1,320,000	9.500%, 6/15/2017	1,155,000
	Seminole Hard Rock Entertainment
2,415,000	2.757%, 6/15/2010[c,e]	2,158,406
	Service Corporation International
1,600,000	6.750%, 4/1/2015	1,588,000
	Shingle Springs Tribal Gaming Authority
4,845,000	9.375%, 6/15/2015[e]	4,118,250
	Speedway Motorsports, Inc.
2,730,000	8.750%, 6/1/2016	2,921,100
	Starwood Hotels & Resorts Worldwide, Inc.
2,600,000	7.875%, 10/15/2014	2,853,500
	Toys R Us Property Company I, LLC
2,610,000	10.750%, 7/15/2017[e]	2,962,350
	Tunica-Biloxi Gaming Authority
3,990,000	9.000%, 11/15/2015[i]	3,795,487
	Turning Stone Resort Casino Enterprise
2,700,000	9.125%, 9/15/2014[e]	2,689,875
	Universal City Development Partners, Ltd.
1,520,000	8.875%, 11/15/2015[e]	1,558,000
2,210,000	10.875%, 11/15/2016[e]	2,348,125
	West Corporation
1,800,000	9.500%, 10/15/2014[g]	1,863,000
	WMG Acquisition Corporation
2,400,000	9.500%, 6/15/2016[e]	2,592,000
	Wyndham Worldwide Corporation
2,600,000	6.000%, 12/1/2016	2,589,140
1,400,000	7.375%, 3/1/2020	1,445,632

	Total Consumer Cyclical	145,260,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Consumer Discretionary (0.2%)
	Libbey Glass, Inc.
$1,420,000	10.000%, 2/15/2015[e]	$1,499,875

	Total Consumer Discretionary	1,499,875

Consumer Non-Cyclical (11.4%)
	Apria Healthcare Group, Inc.
3,660,000	12.375%, 11/1/2014[e]	4,044,300
	Biomet, Inc.
1,700,000	10.375%, 10/15/2017	1,870,000
1,690,000	11.625%, 10/15/2017	1,892,800
	Community Health Systems, Inc.
3,960,000	8.875%, 7/15/2015	4,158,000
	Diversey Holdings, Inc.
2,250,000	10.500%, 5/15/2020[e]	2,503,125
	Diversey, Inc.
1,350,000	8.250%, 11/15/2019[e]	1,417,500
	DJO Finance, LLC/DJO Finance Corporation
3,407,000	10.875%, 11/15/2014	3,730,665
1,330,000	10.875%, 11/15/2014[e]	1,456,350
	HCA, Inc.
3,290,000	6.750%, 7/15/2013	3,339,350
2,766,000	9.625%, 11/15/2016	3,008,025
3,040,000	8.500%, 4/15/2019[e]	3,340,200
3,730,000	7.250%, 9/15/2020[e]	3,902,512
	Ingles Markets, Inc.
1,900,000	8.875%, 5/15/2017[g]	2,009,250
	Jarden Corporation
3,330,000	7.500%, 5/1/2017	3,404,925
930,000	7.500%, 1/15/2020	952,087
	JBS USA, LLC/JBS USA Finance, Inc.
2,850,000	11.625%, 5/1/2014	3,277,500
	M-Foods Holdings, Inc.
3,050,000	9.750%, 10/1/2013[e]	3,152,938
	Michael Foods, Inc.
2,760,000	8.000%, 11/15/2013	2,818,650
	Omnicare, Inc.
3,420,000	6.875%, 12/15/2015	3,420,000
	Pinnacle Foods Finance, LLC
3,155,000	9.250%, 4/1/2015	3,281,200
	Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corporation
930,000	9.250%, 4/1/2015[e]	967,200
	Revlon Consumer Products Corporation
2,680,000	9.750%, 11/15/2015[e]	2,753,700
	Select Medical Corporation
1,300,000	6.143%, 9/15/2010[c]	1,173,250
2,990,000	7.625%, 2/1/2015	2,840,500
	Stater Brothers Holdings, Inc.
1,830,000	8.125%, 6/15/2012	1,836,863
	U.S. Oncology, Inc.
1,700,000	10.750%, 8/15/2014	1,772,250
3,290,000	9.125%, 8/15/2017	3,438,050
	Valeant Pharmaceuticals International
2,800,000	8.375%, 6/15/2016[e]	2,940,000
	Visant Holding Corporation
3,565,000	10.250%, 12/1/2013	3,680,863
	Viskase Companies, Inc.
1,160,000	9.875%, 1/15/2018[e]	1,183,200

	Total Consumer Non-Cyclical	79,565,253

Energy (8.2%)
	Chesapeake Energy Corporation
1,710,000	7.500%, 9/15/2013	1,727,100
1,510,000	6.250%, 1/15/2018	1,457,150
	Coffeyville Resources, LLC
1,990,000	9.000%, 4/1/2015[e]	2,029,800
3,900,000	10.875%, 4/1/2017[e]	3,978,000
	Compagnie Generale de Geophysique-Veritas
1,400,000	7.500%, 5/15/2015	1,417,500
1,070,000	9.500%, 5/15/2016	1,144,900
	Connacher Oil and Gas, Ltd.

1,030,000	11.750%, 7/15/2014[e]	1,133,000
2,560,000	10.250%, 12/15/2015[e]	2,636,800
	Denbury Resources, Inc.
2,590,000	7.500%, 12/15/2015	2,661,225
700,000	9.750%, 3/1/2016	773,500
369,000	8.250%, 2/15/2020	395,752
	Ferrellgas Partners, LP
2,540,000	6.750%, 5/1/2014	2,495,550
	Forest Oil Corporation
3,390,000	7.250%, 6/15/2019	3,440,850
	Helix Energy Solutions Group, Inc.
2,560,000	9.500%, 1/15/2016[e]	2,662,400
	Linn Energy, LLC
2,250,000	8.625%, 4/15/2020[e]	2,334,375
	Mariner Energy, Inc.
2,170,000	11.750%, 6/30/2016	2,777,600
	McJunkin Red Man Corporation
3,540,000	9.500%, 12/15/2016[e]	3,686,025
	Newfield Exploration Company
3,390,000	6.625%, 4/15/2016	3,432,375
	PetroHawk Energy Corporation
2,840,000	9.125%, 7/15/2013	2,967,800
650,000	10.500%, 8/1/2014	718,250
	Pioneer Natural Resources Company
2,700,000	7.500%, 1/15/2020	2,869,417
	Plains Exploration & Production Company
1,450,000	7.750%, 6/15/2015	1,482,625
3,510,000	10.000%, 3/1/2016	3,887,325
	SandRidge Energy, Inc.
2,610,000	9.875%, 5/15/2016[e]	2,740,500
	Southwestern Energy Company
2,550,000	7.500%, 2/1/2018	2,785,875

	Total Energy	57,635,694

Financials (3.8%)
	Bank of America Corporation
3,340,000	8.125%, 5/15/2018[g]	3,362,278
	CIT Group, Inc.
4,700,000	7.000%, 5/1/2017	4,470,875
	Deluxe Corporation
1,075,000	7.375%, 6/1/2015	1,092,469

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (92.1%)	Value
Financials (3.8%) - continued
	General Motors Acceptance Corporation, LLC
$2,933,000	6.875%, 9/15/2011	$2,984,327
1,840,000	7.500%, 12/31/2013	1,872,200
	GMAC, Inc.
2,350,000	8.000%, 3/15/2020[e]	2,426,375
	ING Capital Funding Trust III
1,400,000	8.439%, 12/31/2010	1,326,500
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015[e]	2,221,875
2,050,000	8.750%, 3/15/2017[e]	2,034,625
	Nuveen Investments, Inc.
1,330,000	10.500%, 11/15/2015	1,330,000
	SLM Corporation
3,750,000	8.000%, 3/25/2020	3,609,375

	Total Financials	26,730,899

Technology (3.6%)
	Advanced Micro Devices, Inc.
2,800,000	8.125%, 12/15/2017[e]	2,884,000
	First Data Corporation
4,630,000	9.875%, 9/24/2015	4,236,450
	Freescale Semiconductor, Inc.
3,780,000	8.875%, 12/15/2014[g]	3,723,300
1,500,000	10.125%, 12/15/2016[g]	1,441,875
	NXP BV/NXP Funding, LLC
1,800,000	7.875%, 10/15/2014	1,773,000
1,870,000	9.500%, 10/15/2015	1,837,275
	Seagate Technology HDD Holdings
4,035,000	6.800%, 10/1/2016	4,095,525
	SunGard Data Systems, Inc.
1,770,000	9.125%, 8/15/2013	1,816,463
3,350,000	10.250%, 8/15/2015[g]	3,530,062

	Total Technology	25,337,950

Transportation (3.0%)
	AMR Corporation, Convertible
1,630,000	6.250%, 10/15/2014	1,713,537
	Avis Budget Car Rental LLC
1,400,000	7.625%, 5/15/2014	1,428,000
580,000	9.625%, 3/15/2018[e]	626,400
	Delta Air Lines, Inc.
2,010,000	7.920%, 11/18/2010	2,040,150
1,380,000	9.500%, 9/15/2014[e]	1,461,075
	Kansas City Southern de Mexico SA de CV
2,420,000	7.625%, 12/1/2013	2,486,550
870,000	7.375%, 6/1/2014	887,400
	Kansas City Southern Railway
420,000	13.000%, 12/15/2013	501,900
	Navios Maritime Holdings, Inc.
2,700,000	9.500%, 12/15/2014	2,767,500
1,170,000	8.875%, 11/1/2017[e]	1,222,650
	UAL Pass Through Trust
149,048	7.730%, 7/1/2010	149,048
	United Air Lines, Inc.
1,900,000	9.750%, 1/15/2017	2,080,500
	United Maritime Group, LLC/United Maritime Group Finance Corporation
1,770,000	11.750%, 6/15/2015[e]	1,840,800
	Windsor Petroleum Transport Corporation
1,729,689	7.840%, 1/15/2021[i]	1,607,909

	Total Transportation	20,813,419

Utilities (5.8%)
	AES Corporation
1,376,000	8.750%, 5/15/2013[e]	1,396,640
3,200,000	7.750%, 10/15/2015	3,264,000
3,200,000	8.000%, 10/15/2017	3,296,000
	Copano Energy, LLC
3,010,000	8.125%, 3/1/2016	3,055,150

	Crosstex Energy/Crosstex Energy Finance Corporation
3,130,000	8.875%, 2/15/2018[e]	3,255,200
	Dynegy Holdings, Inc.
1,585,000	8.375%, 5/1/2016	1,394,800
	Edison Mission Energy
2,820,000	7.000%, 5/15/2017	2,055,075
1,320,000	7.200%, 5/15/2019	943,800
	El Paso Corporation
1,900,000	6.875%, 6/15/2014	1,967,224
1,900,000	7.000%, 6/15/2017	1,952,035
	Holly Energy Partners LP
1,870,000	8.250%, 3/15/2018[e]	1,888,700
	NRG Energy, Inc.
4,660,000	7.375%, 2/1/2016	4,613,400
	Regency Energy Partners, LP
2,650,000	8.375%, 12/15/2013	2,736,125
1,650,000	9.375%, 6/1/2016[e]	1,769,625
	Southern Star Central Corporation
1,910,000	6.750%, 3/1/2016	1,938,650
	Texas Competitive Electric Holdings Company, LLC
6,380,000	10.250%, 11/1/2015[g]	4,785,000

	Total Utilities	40,311,424

	Total Long-Term Fixed Income (cost $612,041,717)	645,654,099

Shares	Preferred Stock (1.6%)	Value
Financials (1.6%)
2,600	Bank of America Corporation, Convertible, 7.250%	2,553,174
23,500	Citigroup, Inc., Convertible, 7.500%	3,097,770
3,014	GMAC, Inc., 7.000%[e]	2,559,734
3,000	Wells Fargo & Company, Convertible, 7.500%	2,958,000

	Total Financials	11,168,678

	Total Preferred Stock (cost $8,725,140)	11,168,678

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Common Stock (0.2%)	Value
Consumer Discretionary (<0.1%)
36,330	TVMAX Holdings, Inc.[j,k]	$0

	Total Consumer Discretionary	0

Utilities (0.2%)
38,153	NRG Energy, Inc.[k]	922,158
9,522	Semgroup Corporation[k]	276,614
10,023	Semgroup Corporation Warrants, $25, expires 11/30/2014[j,k]	40,593

	Total Utilities	1,239,365

	Total Common Stock (cost $3,413,030)	1,239,365

Shares	Collateral Held for Securities Loaned (7.5%)	Value
52,715,917	Thrivent Financial Securities Lending Trust	52,715,917

	Total Collateral Held for Securities Loaned (cost $52,715,917)	52,715,917

Principal Amount	Short-Term Investments (3.3%)[l]	Value
	Charta, LLC
4,090,000	0.210%, 5/3/2010[m]	4,089,952
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.160%, 5/6/2010	4,999,889
	Jupiter Securitization Corporation
9,105,000	0.200%, 5/3/2010	9,104,899
	U.S. Treasury Bill
5,000,000	0.130%, 5/20/2010	4,999,657

	Total Short-Term Investments (at amortized cost)	23,194,397

	Total Investments (cost $713,323,488) 106.6%	$747,172,290

	Other Assets and Liabilities, Net (6.6%)	(46,345,616)

	Total Net Assets 100.0%	$700,826,674

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $233,577,055 or 33.3% of total net assets.

f	In bankruptcy. Interest is not being accrued.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
i

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$3,998,382
Windsor Petroleum Transport Corporation	4/21/1998	1,569,284

j	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
k	Non-income producing security.
l

The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase. m Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$44,059,296
Gross unrealized depreciation	(10,210,494)

Net unrealized appreciation (depreciation)	$33,848,802

Cost for federal income tax purposes	$713,323,488

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing High Yield Fund's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3

Bank Loans
Consumer Cyclical	5,050,200	–	5,050,200	–
Financials	2,783,000	–	2,783,000	–
Transportation	1,410,412	–	1,410,412	–
Utilities	3,956,222	–	3,956,222	–

Long-Term Fixed Income
Asset-Backed Securities	4,437,709	–	4,437,709	–
Basic Materials	75,239,211	–	75,239,211	–
Capital Goods	51,263,494	–	51,263,494	–
Communications Services	117,559,035	–	117,559,035	–
Consumer Cyclical	145,260,136	–	145,260,136	–
Consumer Discretionary	1,499,875	–	1,499,875	–
Consumer Non-Cyclical	79,565,253	–	79,565,253	–
Energy	57,635,694	–	57,635,694	–
Financials	26,730,899	–	26,730,899	–
Technology	25,337,950	–	25,337,950	–
Transportation	20,813,419	–	18,773,269	2,040,150
Utilities	40,311,424	–	40,311,424	–

Preferred Stock
Financials	11,168,678	8,608,944	2,559,734	–

Common Stock
Consumer Discretionary	–	–	–	–
Utilities	1,239,365	1,198,772	–	40,593
Collateral Held for Securities Loaned	52,715,917	52,715,917	–	–
Short-Term Investments	23,194,397	–	23,194,397	–

Total	$747,172,290	$62,523,633	$682,567,914	$2,080,743

Other Financial Instruments	Total	Level 1	Level 2	Level 3

Liability Derivatives
Credit Default Swaps	33,730	–	33,730	–

Total Liability Derivatives	$33,730	$–	$33,730	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Long-Term Fixed Income
Communications Services	6,588,150	–	127,793	41,057	(5,342,675)	–	(1,414,325)	–
Transportation	2,861,159	7,733	14,423	57,198	(751,315)	–	(149,048)	2,040,150
Common Stock
Consumer Discretionary*	–	–	–	–	–	–	–	–
Utilities	–	–	–	40,593	–	–	–	40,593

Total	$9,449,309	$7,733	$142,216	$138,848	($6,093,990)	$–	($1,563,373)	$2,080,743

*	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 14, 5 Year, at 5.00%; Bank of America	Buy	6/20/2015	$14,000,000	($17,472)	($16,258)	($33,730)
Total Credit Default Swaps					($16,258)	($33,730)

1

As the buyer of protection, High Yield Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, High Yield Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments High Yield Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value

Liability Derivatives

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	33,730
Total Credit Contracts		33,730

Total Liability Derivatives		$33,730

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(3,917)

Total Credit Contracts		(3,917)

Total		($3,917)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for High Yield Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(33,730)
Total Credit Contracts		(33,730)

Total		($33,730)

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table presents High Yield Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$619,587	0.1%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
Money Market	$–	$1,657,475	$1,657,475	–	$–	$–
Thrivent Financial Securities Lending Trust	21,394,873	119,078,264	87,757,220	52,715,917	52,715,917	70,014
Total Value and Income Earned	21,394,873				52,715,917	70,014

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Alabama (0.2%)
	Alabama 21st Century Authority Tobacco Settlement Revenue Bonds
$1,000,000	5.750%, 12/1/2020	$1,006,140
	Alabama Public School and College Authority Capital Improvement Revenue Refunding Bonds
1,500,000	5.000%, 5/1/2029, Series Aa	1,755,450

	Total Alabama	2,761,590

Alaska (0.4%)
	Alaska Energy Authority Power Revenue Refunding Bonds (Bradley Lake Hydroelectric) (AGM Insured)
3,155,000	5.000%, 7/1/2021, 5th Series[b]	3,172,037
	Northern Tobacco Securitization Corporation Tobacco Settlement Asset-Backed Bonds
1,405,000	6.200%, 6/1/2022[a]	1,410,929
	Valdez, Alaska Marine Terminal Revenue Bonds (Exxon Pipeline Company)
1,370,000	0.220%, 5/3/2010[c]	1,370,000

	Total Alaska	5,952,966

Arizona (0.7%)
	Arizona Health Facilities Authority Revenue Bonds (Arizona Healthcare Pooled Financing Program) (NATL-RE FGIC Insured)
975,000	5.000%, 6/1/2011, Series Cb	995,524
1,020,000	5.000%, 6/1/2012, Series Db	1,055,720
	Arizona Health Facilities Authority Revenue Bonds (Blood Systems, Inc.)
1,000,000	5.000%, 4/1/2017, Series A	1,060,280
1,200,000	5.000%, 4/1/2018, Series A	1,263,792
	Glendale, Arizona Industrial Development Authority Revenue Bonds (Midwestern University)
500,000	5.750%, 5/15/2021, Series Aa	532,765
2,500,000	5.000%, 5/15/2031	2,393,325
	Pima County Industrial Development Authority Multifamily Housing Revenue Refunding Bonds (La Hacienda) (GNMA Collateralized)
1,285,000	7.000%, 12/20/2031[a]	1,440,883
	Yavapai County Industrial Development Authority Hospital Revenue Bonds (Yavapai Regional Medical Center)
500,000	6.000%, 8/1/2033, Series A	504,620

	Total Arizona	9,246,909

Arkansas (0.2%)
	Arkansas Community Water System Public Water Authority Water Revenue Refunding and Construction Bonds (NATL-RE Insured)
2,400,000	5.000%, 10/1/2023, Series Bb	2,475,576
	Arkansas Housing Development Agency Single Family Mortgage Purchase Bonds (FHA/VA Collateralized)
110,000	8.375%, 7/1/2010, Series Aa	111,335
	Pope County, Arkansas Pollution Control Revenue Refunding Bonds (Arkansas Power and Light Company) (AGM-CR Insured)
875,000	6.300%, 12/1/2016[b]	878,168

	Total Arkansas	3,465,079

California (11.9%)
	Anaheim Public Financing Authority Lease Revenue Bonds (Anaheim Public Improvements)
3,950,000	6.000%, 9/1/2024, Series A	4,466,976
	Beverly Hills Unified School District, Los Angeles County, California General Obligation Bonds
10,000,000	Zero Coupon, 8/1/2031	3,224,900
	California Educational Facilities Authority Revenue Bonds (Stanford University)
10,000,000	5.250%, 4/1/2040, Series U-1[d]	11,664,700
	California General Obligation Refunding Bonds
2,765,000	5.000%, 9/1/2015	3,084,026
	California Infrastructure and Economic Development Bank Bay Area Toll Bridges Seismic Retrofit Revenue Bonds
5,000,000	5.000%, 7/1/2025, Series Aa	5,974,000
	California Infrastructure and Economic Development Bank Revenue Bonds (California Independent System Operator Corporation)
3,000,000	6.250%, 2/1/2039, Series A	3,183,450
	California Municipal Finance Authority Refunding Revenue Bonds (Biola University)
1,000,000	5.875%, 10/1/2034, Series A	1,034,340
	California Rural Home Mortgage Finance Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA Collateralized)
40,000	7.100%, 6/1/2031, Series D, AMT	41,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
California (11.9%) - continued
	California State Public Works Board Lease Revenue Bonds (Department of Corrections State Prison - Madera County)
$3,000,000	7.400%, 9/1/2010, Series A	$3,057,150
	California State Public Works Board Lease Revenue Bonds (Regents of the University of California - UCLA Replacement Hospital) (AGM Insured)
4,000,000	5.375%, 10/1/2015, Series Ab	4,352,880
	California Various Purpose General Obligation Bonds
300,000	6.000%, 8/1/2016	300,597
2,000,000	5.250%, 11/1/2021	2,129,560
3,990,000	5.250%, 4/1/2029[a]	4,580,002
10,000	5.250%, 4/1/2029	10,133
10,000,000	5.250%, 3/1/2038	10,101,400
10,000,000	6.000%, 4/1/2038	10,868,400
5,000,000	6.000%, 11/1/2039	5,453,000
	California Various Purpose General Obligation Bonds (AMBAC-TCRS Insured)
2,000,000	6.300%, 9/1/2010[b]	2,034,960
	Chula Vista Industrial Development Revenue Refunding Bonds (San Diego Gas & Electric Company)
2,000,000	5.875%, 2/15/2034, Series C	2,206,040
	Contra Costa County, California Home Mortgage Revenue Bonds (GNMA Collateralized)
4,030,000	7.500%, 5/1/2014[a]	4,962,824
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California Water System Revenue/Refunding Bonds (NATL-RE FGIC Insured)
10,000,000	5.000%, 6/1/2037, Series Ab	10,503,500
	Golden West Schools Financing Authority Revenue Bonds (NATL-RE Insured)
420,000	5.800%, 2/1/2022, Series Ab	506,012
	Los Angeles Community College District, Los Angeles County, California General Obligation Bonds (Election 2008)
10,000,000	6.000%, 8/1/2033, Series A	11,106,900
	Los Angeles Department of Airports Revenue Bonds (Los Angeles International Airport)
5,000,000	5.000%, 5/15/2040, Series A	5,110,750
	Los Angeles Unified School District, Los Angeles County, California General Obligation Bonds
5,000,000	5.000%, 1/1/2034, Series I	5,106,500
	Pittsburg, California Redevelopment Agency Tax Allocation Bonds (Los Medanos Community Development) (AMBAC Insured)
5,000,000	Zero Coupon, 8/1/2024[b]	1,961,700
	Pomona, California Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
3,660,000	7.600%, 5/1/2023, Series Aa	4,657,496
	San Bernardino, California Single Family Mortgage Revenue Refunding Bonds (FHA/VA- GNMA Collateralized)
1,305,000	7.500%, 5/1/2023, Series Aa	1,649,363
	San Diego Community College District, San Diego County, California General Obligation Bonds (AGM Insured)
10,000,000	5.000%, 5/1/2030[b]	10,275,100
	San Diego Unified School District General Obligation Bonds
10,000,000	6.000%, 7/1/2019, Series A	6,241,100
	San Francisco, California City & County Airport Commission Revenue Bonds (San Francisco International Airport)
7,030,000	6.000%, 5/1/2039, Series E	7,699,115
	San Jose, California Airport Revenue Bonds (AMBAC Insured)
8,000,000	5.000%, 3/1/2037, Series A, AMT[b]	7,087,920
	San Jose, California Redevelopment Agency Tax Allocation Refunding Bonds (Merged Area Redevelopment) (NATL-RE Insured)
2,760,000	5.000%, 8/1/2025, Series Ab	2,710,706
	Santa Monica Community College District, Los Angeles County, California General Obligation Bonds
5,000,000	Zero Coupon, 8/1/2025, Series C	2,200,200
	Tuolumne Wind Project Authority Revenue Bonds (Tuolumne Company)
2,000,000	5.625%, 1/1/2029, Series A	2,141,940
	University of California General Revenue Bonds
5,000,000	5.250%, 5/15/2039, Series O	5,375,450

	Total California	167,064,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (5.3%)
	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue Bonds (Cherry Creek Project)
$570,000	6.000%, 4/1/2021	$572,252
1,280,000	6.000%, 4/1/2030	1,262,374
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Bromley East Charter School)
2,000,000	7.250%, 9/15/2030, Series Aa	2,180,580
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Cheyenne Mountain Charter Academy)
475,000	5.125%, 6/15/2032, Series A	474,041
1,000,000	5.375%, 6/15/2038, Series A	1,012,010
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Classical Academy)
2,825,000	7.250%, 12/1/2030[a]	3,120,410
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Crown Pointe Academy of Westminster)
1,000,000	5.000%, 7/15/2039, Series A	935,920
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (Pinnacle Charter School, Inc.)
3,000,000	5.125%, 12/1/2039	2,900,190
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds (University Lab School)
1,000,000	5.750%, 6/1/2016[a]	1,051,850
750,000	6.125%, 6/1/2021[a]	791,880
6,250,000	6.250%, 6/1/2031[a]	6,607,313
	Colorado Health Facilities Authority Health Facilities Revenue Bonds (Evangelical Lutheran Good Samaritan Society)
275,000	6.250%, 12/1/2010[a]	283,943
3,080,000	6.800%, 12/1/2020[a]	3,251,217
1,920,000	6.800%, 12/1/2020	1,978,579
1,000,000	6.125%, 6/1/2038, Series A	1,021,020
	Colorado Health Facilities Authority Hospital Revenue Bonds (Parkview Medical Center, Inc.)
1,000,000	6.500%, 9/1/2020[a]	1,075,080
	Colorado Health Facilities Authority Hospital Revenue Refunding Bonds (Valley View Hospital Association)
3,000,000	5.750%, 5/15/2036	3,024,870
	Colorado Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation
1,095,000	5.500%, 11/1/2027	1,190,867
405,000	5.500%, 11/1/2027[a]	490,516
	Colorado Housing and Finance Authority Single Family Program Bonds
90,000	7.450%, 10/1/2016, Series A-2, AMT	96,707
10,000	7.000%, 11/1/2016, Series A-3	10,098
270,000	6.700%, 8/1/2017, Series B-3	280,257
500,000	6.600%, 9/1/2025[a]	538,200
460,000	6.350%, 11/1/2029, Series D-2, AMT	487,637
	Colorado Housing and Finance Authority Single Family Program Bonds (FHA/VA Collateralized)
25,000	7.150%, 10/1/2030, Series C-3	25,731
	Colorado Water Resources and Power Development Authority Clean Water Revenue Bonds (AGM Insured)
35,000	6.250%, 9/1/2013, Series Ab	35,125
	Colorado Water Resources and Power Development Authority Small Water Resources Revenue Bonds (NATL-RE FGIC Insured)
3,525,000	5.250%, 11/1/2021[b]	3,657,152
	Denver Health and Hospital Authority Healthcare Revenue Bonds
2,000,000	5.250%, 12/1/2031, Series A	1,819,740
	Denver Health and Hospital Authority Healthcare Revenue Bonds (ACA-CBI Insured)
2,000,000	6.250%, 12/1/2016, Series Aa,b	2,169,620
	Denver, Colorado Airport System Revenue Bonds (XLCA Insured)
5,000,000	5.000%, 11/15/2022, Series Ab	5,248,250
	Denver, Colorado Board of Water Commissioners General Obligation Water Refunding Bonds
6,000,000	5.600%, 10/1/2029	6,298,680
	Jefferson County School District No. R-1, Jefferson and Broomfield Counties, Colorado General Obligation Refunding Bonds (AGM Insured)
10,000,000	5.000%, 12/15/2016, Series Ab	11,340,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Colorado (5.3%) - continued
	Larimer County, Colorado, Poudre School District R-1 General Obligation Improvement Bonds (NATL-RE-IBC Insured)
$3,000,000	7.000%, 12/15/2016[b]	$3,411,300
	Northwest Parkway Public Highway Authority Revenue Bonds (AMBAC Insured)
4,000,000	Zero Coupon, 6/15/2011, Series Ca,b	4,365,960
	University of Colorado University Enterprise Revenue Bonds
1,250,000	5.375%, 6/1/2032, Series A	1,351,975

	Total Colorado	74,361,544

Connecticut (0.3%)
	Connecticut Special Tax Obligation Bonds (Transportation Infrastructure Purposes)
4,000,000	6.500%, 10/1/2010, Series B	4,099,440

	Total Connecticut	4,099,440

District of Columbia (0.8%)
	District of Columbia Income Tax Secured Revenue Refunding Bonds
4,600,000	5.000%, 12/1/2028, Series C	4,955,120
	District of Columbia Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds
5,635,000	6.250%, 5/15/2024	5,695,576

	Total District of Columbia	10,650,696

Florida (3.8%)
	Brevard County Housing Finance Authority Homeowner Mortgage Revenue Refunding Bonds (GNMA Collateralized)
294,000	6.500%, 9/1/2022, Series B	315,786
	Broward County, Florida Water and Sewer Utility Revenue Bonds
3,000,000	5.250%, 10/1/2034, Series A	3,128,160
	Florida Refunding Bonds (Jacksonville Transportation Authority)
1,520,000	5.000%, 7/1/2019	1,524,089
	Florida State Board of Education Public Education Capital Outlay Bonds (NATL-RE-IBC Insured)
505,000	9.125%, 6/1/2014[b]	571,675
	Greater Orlando Aviation Authority Airport Facilities Revenue Bonds
1,500,000	5.000%, 10/1/2039, Series C	1,502,160
	Gulf Breeze, Florida Revenue Refunding Bonds
2,000,000	5.000%, 12/1/2033	2,036,120
	Hillsborough County, Florida Industrial Development Authority Pollution Control Revenue Refunding Bonds (Tampa Electric Company)
2,000,000	5.150%, 9/1/2025, Series B	2,181,920
	Jacksonville Health Facilities Authority Hospital Revenue Bonds
1,500,000	5.750%, 8/15/2015, Series Ca	1,520,325
	Leon County Educational Facilities Authority Certificates of Participation (Southgate Residence Hall Project)
1,145,000	8.500%, 9/1/2017[a]	1,571,558
	Miami-Dade County, Florida Aviation Revenue Bonds (Miami International Airport - Hub of the Americas)
7,500,000	5.500%, 10/1/2036, Series B	7,631,775
8,000,000	5.500%, 10/1/2041, Series A	8,110,960
	Miami-Dade County, Florida Public Facilities Revenue Bonds (Jackson Health System)
2,000,000	5.625%, 6/1/2034	2,073,940
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Health, Inc.)
5,000,000	5.125%, 10/1/2026	5,042,450
	Orange County, Florida Health Facilities Authority Hospital Revenue Bonds (Orlando Regional Healthcare System) (NATL-RE Insured)
2,700,000	6.250%, 10/1/2018, Series Ab	3,070,035
	Orlando-Orange County Expressway Authority Revenue Bonds (Florida Expressway)
3,000,000	5.000%, 7/1/2030, Series A	3,074,280
	South Miami, Florida Health Facilities Authority Hospital Revenue Bonds (Baptist Health South Florida)
6,000,000	5.000%, 8/15/2032	6,039,540
	Tallahassee, Florida Consolidated Utility Systems Revenue Bonds
4,000,000	5.000%, 10/1/2032	4,114,440

	Total Florida	53,509,213

Georgia (2.2%)
	Brunswick, Georgia Water and Sewer Revenue Refunding and Improvement Bonds (NATL-RE Insured)
875,000	6.000%, 10/1/2011[b]	893,795
1,500,000	6.100%, 10/1/2019[b]	1,641,990
	Burke County Development Authority Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle)
6,000,000	5.700%, 1/1/2043, Series C	6,338,220

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Georgia (2.2%) - continued
	Chatham County Hospital Authority, Savannah, Georgia Hospital Revenue Improvement Bonds (Memorial Health University Medical Center, Inc.)
$1,000,000	6.125%, 1/1/2024, Series A	$1,000,600
1,560,000	5.750%, 1/1/2029, Series A	1,472,999
	Cherokee County, Georgia Water and Sewerage Authority Water and Sewerage Revenue Bonds (Refunding and Improvements) (NATL-RE Insured)
5,000,000	5.500%, 8/1/2018[b]	5,638,350
	Gainesville Redevelopment Authority Educational Facilities Refunding Revenue Bonds (Riverside Military Academy)
5,275,000	5.125%, 3/1/2027	3,736,704
	Georgia General Obligation Bonds
35,000	5.650%, 3/1/2012, Series Ba	38,165
1,965,000	5.650%, 3/1/2012, Series B	2,141,909
3,500,000	5.000%, 8/1/2012, Series D-2	3,829,595
	Milledgeville and Baldwin County Development Authority Revenue Bonds (Georgia College and State University Foundation Property III, LLC Student Housing System)
2,500,000	5.500%, 9/1/2024[a]	2,953,075
	Savannah Economic Development Authority Student Housing Revenue Bonds (University Financing Foundation, Inc. - Savannah State University) (ACA Insured)
1,500,000	6.750%, 11/15/2020, Series Aa,b	1,576,785

	Total Georgia	31,262,187

Hawaii (1.6%)
	Hawaii Airports System Revenue Bonds
3,040,000	5.250%, 7/1/2030	3,126,579
	Honolulu, Hawaii Board of Water Supply Water System Revenue Bonds
5,000,000	5.000%, 7/1/2036, Series A	5,170,850
	Honolulu, Hawaii General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
2,555,000	6.250%, 4/1/2014, Series Ab	3,004,093
	Honolulu, Hawaii General Obligation Bonds (NATL-RE Insured)
10,000,000	5.250%, 3/1/2027, Series Ab	10,707,800

	Total Hawaii	22,009,322

Idaho (0.1%)
	Idaho Falls, Idaho General Obligation Electric Refunding Deferred Interest Bonds (NATL-RE FGIC Insured)
2,000,000	Zero Coupon, 4/1/2011[b]	1,960,760

	Total Idaho	1,960,760

Illinois (8.5%)
	Broadview, Cook County, Illinois Tax Increment Revenue Bonds
2,000,000	5.250%, 7/1/2012	1,999,880
1,000,000	5.375%, 7/1/2015	999,900
	Chicago Collateralized Single Family Mortgage Revenue Bonds (GNMA/FNMA/FHLMC Collateralized)
110,000	7.000%, 3/1/2032, Series C, AMT	116,216
	Chicago General Obligation Bonds (City Colleges of Chicago Capital Improvement) (NATL-RE FGIC Insured)
10,000,000	Zero Coupon, 1/1/2024[b]	5,108,300
	Chicago Parking Facilities Bonds (Lakefront Millennium) (NATL-RE Insured)
3,000,000	5.750%, 1/1/2029[a,b]	3,308,220
	Chicago Tax Increment Allocation Bonds (Near South Redevelopment Project) (ACA Insured)
7,200,000	Zero Coupon, 11/15/2014, Series Ab	5,659,128
	Cook County, Illinois Community Consolidated School District No. 15 Limited Tax Capital Appreciation School Bonds (NATL-RE FGIC Insured)
1,000,000	Zero Coupon, 12/1/2014[a,b]	872,320
	Cook County, Illinois General Obligation Refunding Bonds (NATL-RE Insured)
2,500,000	6.250%, 11/15/2011, Series Ab	2,691,350
	Cook County, Illinois School District No. 99 (Cicero) General Obligation School Bonds (NATL-RE FGIC Insured)
1,250,000	8.500%, 12/1/2011[b]	1,383,150
1,565,000	8.500%, 12/1/2014[b]	1,951,383
1,815,000	8.500%, 12/1/2016[b]	2,354,763
	Illinois Development Finance Authority Revenue Bonds (Midwestern University)
1,000,000	6.000%, 5/15/2026, Series Ba	1,068,090
	Illinois Educational Facilities Authority Revenue Bonds (Northwestern University)
4,900,000	5.250%, 11/1/2032[a]	5,757,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Illinois (8.5%) - continued
	Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund, Inc. - University Center Project)
$1,000,000	6.625%, 5/1/2017[a]	$1,124,550
	Illinois Finance Authority Revenue Bonds (Rush University Medical Center)
3,000,000	7.250%, 11/1/2038, Series A	3,324,390
	Illinois Finance Authority Revenue Refunding Bonds (Rush University Medical Center) (NATL-RE Insured)
2,000,000	5.250%, 11/1/2035, Series Bb	1,929,220
	Illinois Health Facilities Authority Revenue Bonds (Advocate Health Care Network) (NATL-RE-IBC Insured)
660,000	5.250%, 8/15/2018, Series Bb	662,699
	Illinois Health Facilities Authority Revenue Bonds (Bethesda Home and Retirement Center)
1,600,000	6.250%, 9/1/2014, Series A	1,620,832
	Illinois Health Facilities Authority Revenue Bonds (Centegra Health System)
2,000,000	5.250%, 9/1/2018	2,004,360
	Illinois Health Facilities Authority Revenue Bonds (Passavant Memorial Area Hospital Association)
2,500,000	6.000%, 10/1/2024[a]	2,581,100
	Illinois Health Facilities Authority Revenue Bonds (Rush-Presbyterian-St. Luke's Medical Center) (NATL-RE Insured)
2,785,000	5.250%, 11/15/2014, Series Ab	2,788,899
	Illinois Health Facilities Authority Revenue Bonds (SwedishAmerican Hospital)
3,950,000	6.875%, 11/15/2030[a]	3,996,650
	Illinois Health Facilities Authority Revenue Refunding Bonds (Lutheran General Health System) (AGM-CR Insured)
2,000,000	6.000%, 4/1/2018, Series Cb	2,282,140
	Illinois Health Facilities Authority Revenue Refunding Bonds (Thorek Hospital and Medical Center)
4,290,000	5.250%, 8/15/2018	4,295,105
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds)
3,065,000	7.450%, 6/15/2012, Series L	3,437,030
	Illinois Sales Tax Revenue Bonds (Build Illinois Bonds) (NATL-RE-FGIC Insured)
7,900,000	5.750%, 6/15/2018, 2nd Series[b]	9,273,336
	Joliet Regional Port District, Illinois Marine Terminal Revenue Refunding Bonds (Exxon)
1,355,000	0.220%, 5/3/2010[c]	1,355,000
	McHenry and Lake Counties, Illinois, Community High School District No. 157 General Obligation School Bonds (AGM Insured)
3,035,000	9.000%, 12/1/2017[b]	4,107,872
	McLean County, Illinois, Bloomington-Normal Airport Authority Passenger Facility Charge Revenue Bonds (Central Illinois Regional Airport)
4,000,000	6.050%, 12/15/2019, AMT	4,002,120
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-FR FGIC Insured)
17,505,000	Zero Coupon, 6/15/2020, Series Ab	10,772,052
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE FGIC Insured)
885,000	5.500%, 6/15/2015, Series Ab	992,209
1,410,000	5.250%, 12/15/2028[b]	1,428,133
	Metropolitan Pier and Exposition Authority, Illinois Refunding Bonds (McCormick Place Expansion) (NATL-RE Insured)
7,000,000	Zero Coupon, 6/15/2020, Series Bb	6,942,950
3,100,000	Zero Coupon, 6/15/2024, Series Ab	1,485,861
2,000,000	Zero Coupon, 12/15/2024, Series Ab	933,960
	Metropolitan Water Reclamation District of Greater Chicago General Obligation Refunding Bonds
7,280,000	5.250%, 12/1/2032, Series C	8,481,127
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois Revenue Bonds (NATL-RE FGIC Insured)
3,000,000	6.700%, 11/1/2021, Series Ab	3,601,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Illinois (8.5%) - continued
	University of Illinois Auxiliary Facilities System Revenue Bonds
$2,500,000	5.750%, 4/1/2038, Series A	$2,789,250

	Total Illinois	119,482,818

Indiana (1.8%)
	Ball State University Student Fee Bonds (FGIC Insured)
700,000	5.750%, 7/1/2020, Series Ka,b	758,079
	East Chicago Elementary School Building Corporation, Lake County, Indiana First Mortgage Refunding Bonds
1,045,000	6.250%, 1/5/2016, Series A	1,127,377
	Indiana Bond Bank Special Program Bonds (Clark Memorial Hospital Project)
7,000,000	5.500%, 8/1/2029, Series D	7,269,850
	Indiana Finance Authority Environmental Improvement Revenue Refunding Bonds (United States Steel Corporation Project)
2,000,000	6.000%, 12/1/2026[d]	2,015,000
	Indiana Finance Authority Hospital Revenue Bonds (Deaconess Hospital)
1,500,000	6.750%, 3/1/2039, Series A	1,636,095
	Indiana Health and Educational Facility Financing Authority Health System Revenue Refunding Bonds (Sisters of St. Francis Health Services, Inc.) (AGM Insured)
500,000	5.250%, 5/15/2041, Series Eb	507,490
	Indiana Transportation Finance Authority Highway Revenue Bonds
250,000	6.800%, 12/1/2016, Series A	287,738
	Indiana Transportation Finance Authority Highway Revenue Bonds (NATL-RE-IBC Insured)
655,000	7.250%, 6/1/2015, Series Aa,b	678,062
3,375,000	7.250%, 6/1/2015, Series Ab	3,856,174
	Indianapolis Local Public Improvement Bond Bank Bonds (Waterworks)
5,000,000	5.750%, 1/1/2038, Series A	5,314,650
	Purdue University Student Fee Bonds
2,120,000	5.000%, 7/1/2020, Series L	2,184,787

	Total Indiana	25,635,302

Iowa (0.7%)
	Coralville, Iowa Annual Appropriation Urban Renewal Tax Increment Revenue Bonds
1,495,000	5.000%, 6/1/2011, Series H2	1,534,438
3,125,000	5.000%, 6/1/2021, Series H2	3,109,125
	Iowa Finance Authority Healthcare Revenue Bonds (Genesis Medical Center)
4,500,000	6.250%, 7/1/2025	4,512,825
	Iowa Finance Authority Single Family Mortgage Bonds (GNMA/FNMA Collateralized)
900,000	5.000%, 1/1/2037, Series E, AMT	875,394

	Total Iowa	10,031,782

Kansas (0.7%)
	Kansas Development Finance Authority Health Facilities Revenue Bonds (Stormont-Vail HealthCare, Inc.) (NATL-RE Insured)
90,000	5.375%, 11/15/2024, Series Ka,b	96,583
910,000	5.375%, 11/15/2024, Series Kb	975,847
	Olathe, Kansas Health Facilities Revenue Bonds (Olathe Medical Center) (AMBAC Insured)
2,000,000	5.500%, 9/1/2025, Series Ab	1,999,980
	Salina, Kansas Hospital Refunding and Improvement Revenue Bonds (Salina Regional Health Center, Inc.)
1,725,000	5.000%, 10/1/2036	1,717,393
	Sedgwick and Shawnee Counties, Kansas Single Family Mortgage Revenue Bonds (GNMA Collateralized)
160,000	6.700%, 6/1/2029, Series A-2	168,578
	Wyandotte County/Kansas City, Kansas Sales Tax Special Obligation Revenue Refunding Bonds (Redevelopment Project Area B)
4,350,000	5.000%, 12/1/2020, Series B	4,333,905

	Total Kansas	9,292,286

Kentucky (0.7%)
	Kentucky Economic Development Finance Authority Hospital Revenue Bonds (Owensboro Medical Health System, Inc.)
5,880,000	6.375%, 6/1/2040, Series A	6,031,116
	Kentucky Economic Development Finance Authority Revenue Bonds (Louisville Arena Authority, Inc.)
1,000,000	6.000%, 12/1/2033, Series A-1	1,069,130

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Kentucky (0.7%) - continued
	Paducah, Kentucky Electric Plant Board Revenue Bonds
$2,500,000	5.250%, 10/1/2035, Series A	$2,653,175

	Total Kentucky	9,753,421

Louisiana (2.5%)
	Jefferson Parish Home Mortgage Authority Single Family Mortgage Revenue Refunding Bonds (GNMA/FNMA Collateralized)
60,000	7.500%, 6/1/2026, Series D-1, AMT	63,506
	Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake Charles Memorial hospital Project) (AMBAC-TCRS Insured)
3,000,000	8.625%, 12/1/2030[a,b]	3,188,010
	Louisiana Public Facilities Authority Revenue Bonds (University of New Orleans Research and Technology Foundation, Inc. - Student Housing) (NATL-RE Insured)
4,745,000	5.250%, 3/1/2031[b]	4,621,583
	New Orleans, Louisiana General Obligation Refunding Bonds (AMBAC Insured)
6,500,000	Zero Coupon, 9/1/2012[b]	5,880,485
	Regional Transit Authority, Louisiana Sales Tax Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,605,000	8.000%, 12/1/2012, Series Ab	2,828,613
	St. John the Baptist Parish, Louisiana Revenue Bonds (Marathon Oil Corporation)
13,000,000	5.125%, 6/1/2037, Series A	12,502,750
	St. Tammany Parish, Louisiana Utilities Revenue Bonds
2,000,000	5.500%, 8/1/2035, Series B	2,097,200
	Tobacco Settlement Financing Corporation Tabacco Settlement Asset-Backed Bonds
4,200,000	5.500%, 5/15/2030, Series B	4,200,882

	Total Louisiana	35,383,029

Maryland (0.5%)
	Maryland Economic Development Corporation Student Housing Revenue Bonds (University Village at Sheppard Pratt) (ACA Insured)
1,550,000	6.000%, 7/1/2033[b]	1,278,610
	Maryland Health and Higher Educational Facilities Authority Revenue Bonds (University of Maryland Medical Systems)
1,000,000	6.000%, 7/1/2022[a]	1,110,900
	Morgan State University Academic Fees and Auxiliary Facilities Fees Revenue Refunding Bonds (NATL-RE Insured)
4,500,000	6.050%, 7/1/2015[b]	5,037,885
	Prince George’s County, Maryland Housing Authority Single Family Mortgage Revenue Bonds (GNMA/FNMA/FHLMC Collateralized)
5,000	7.400%, 8/1/2032, Series A, AMT	5,071

	Total Maryland	7,432,466

Massachusetts (3.6%)
	Massachusetts Bay Transportation Authority Sales Tax Bonds
6,000,000	5.250%, 7/1/2031, Series A	6,895,380
	Massachusetts Bay Transportation Authority Sales Tax Bonds (NATL-RE Insured)
5,000,000	5.500%, 7/1/2025, Series Bb	5,991,450
	Massachusetts Development Finance Agency Revenue Bonds (Devens Electric Systems)
725,000	5.625%, 12/1/2016	739,340
	Massachusetts General Obligation Bonds (NATL-RE FGIC-TCRS Insured)
4,935,000	5.250%, 1/1/2013, Series Ab	5,450,313
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology)
15,000,000	5.250%, 7/1/2033, Series L	17,991,450
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Partners Healthcare System)
1,000,000	6.000%, 7/1/2016, Series C	1,044,370
	Massachusetts Health and Educational Facilities Authority Revenue Bonds (Tufts University)
5,400,000	5.500%, 2/15/2028, Series M	6,430,806
	Massachusetts Water Pollution Abatement Trust Pool Program Refunding Bonds
5,000,000	5.000%, 8/1/2024	5,865,850

	Total Massachusetts	50,408,959

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Michigan (2.0%)
	East Lansing Building Authority, Ingham and Clinton Counties, Michigan Building Authority Bonds (General Obligation Limited Tax)
$2,000,000	5.700%, 4/1/2020	$2,326,400
	Grand Valley State University General Revenue Bonds
1,000,000	5.750%, 12/1/2034	1,062,220
	Kalamazoo Hospital Finance Authority Hospital Revenue Refunding Bonds (Bronson Methodist Hospital) (AGM Insured)
3,250,000	5.000%, 5/15/2026, Series Ab	3,239,307
	Michigan Public Power Agency Revenue Bonds (Combustion Turbine No. 1) (AMBAC Insured)
1,380,000	5.250%, 1/1/2016, Series Ab	1,419,344
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Crittenton Hospital Medical Center)
2,750,000	5.500%, 3/1/2022, Series A	2,759,020
	Michigan State Hospital Finance Authority Hospital Revenue and Refunding Bonds (Sisters of Mercy Health Corporation) (NATL-RE Insured)
130,000	5.375%, 8/15/2014, Series Pa,b	138,391
2,825,000	5.375%, 8/15/2014, Series Pa,b	3,097,754
	Michigan State Trunk Line Fund Refunding Bonds (AGM Insured)
5,000,000	5.000%, 11/1/2022[b]	5,254,250
	Rochester Community School District, Oakland and Macomb Counties, Michigan School Building and Site General Obligation Bonds (NATL-RE Q-SBLF Insured)
4,500,000	5.000%, 5/1/2019[b]	4,958,325
	Sault Ste. Marie Chippewa Indians Housing Authority Health Facility Revenue Bonds (Tribal Health and Human Services Center)
1,905,000	7.750%, 9/1/2012	1,912,830
	Summit Academy North, New Boston, Michigan Certificates of Participation
990,000	6.550%, 7/1/2014[a]	999,455
690,000	8.375%, 7/1/2030[a]	698,487

	Total Michigan	27,865,783

Minnesota (2.9%)
	Baytown Township, Minnesota Lease Revenue Bonds (St. Croix Preparatory Academy)
1,000,000	7.000%, 8/1/2038, Series A	961,870
	Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health care Facility Revenue Bonds (HealthPartners)
800,000	6.000%, 12/1/2021	821,896
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (AMBAC Insured)
5,000,000	5.000%, 1/1/2035, Series Ab	5,049,250
	Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue Bonds (NATL-RE FGIC Insured)
4,750,000	5.000%, 1/1/2031, Series Cb	4,828,518
	Minnesota Agricultural and Economic Development Board Health Care System Revenue Bonds (Fairview Hospital and Healthcare Services) (NATL-RE Insured)
85,000	5.750%, 11/15/2026, Series Ab	85,050
	Minnesota Higher Education Facilities Authority Revenue Bonds (Minneapolis College of Art and Design)
1,000,000	6.625%, 5/1/2020, Series 5-Da	1,000,000
	Minnesota Higher Education Facilities Authority Revenue Bonds (University of St. Thomas)
530,000	5.250%, 10/1/2019, Series 5-Y	567,990
	North Oaks, Minnesota Senior Housing Revenue Bonds (Presbyterian Homes of North Oaks, Inc.)
2,000,000	6.125%, 10/1/2039	1,940,260
	Northern Municipal Power Agency, Minnesota Electric System Revenue Bonds (AMBAC Insured)
2,000,000	5.000%, 1/1/2026, Series Ab	2,051,020
	Northfield, Minnesota Hospital Revenue Bonds
1,000,000	6.000%, 11/1/2021, Series Ca	1,074,330
1,300,000	6.000%, 11/1/2026, Series Ca	1,396,629
2,040,000	6.000%, 11/1/2031, Series Ca	2,191,633
	St. Cloud, Minnesota Health Care Revenue Bonds (CentraCare Health System)
2,000,000	5.125%, 5/1/2030, Series A	2,006,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Minnesota (2.9%) - continued
	St. Louis Park, Minnesota Health Care Facilities Revenue Refunding Bonds (Park Nicollet Health Services)
$2,000,000	5.250%, 7/1/2030, Series Ba	$2,280,200
1,000,000	5.750%, 7/1/2030, Series C	1,014,200
5,500,000	5.750%, 7/1/2039	5,515,015
	St. Paul, Minnesota Housing and Redevelopment Authority Educational Facility Revenue Refunding Bonds (Saint Paul Academy and Summit School)
4,000,000	5.000%, 10/1/2024	4,225,160
	St. Paul, Minnesota Housing and Redevelopment Authority Health Care Facility Revenue Bonds (HealthPartners)
230,000	5.250%, 5/15/2019	234,062
1,500,000	5.250%, 5/15/2036	1,436,400
	White Earth Band of Chippewa Indians Revenue Bonds (ACA Insured)
2,205,000	7.000%, 12/1/2011, Series Ab	2,230,975

	Total Minnesota	40,911,418

Missouri (1.4%)
	Jackson County, Missouri Special Obligation Bonds (Harry S. Truman Sports Complex) (AMBAC Insured)
7,500,000	5.000%, 12/1/2027[b]	7,719,675
	Missouri Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
60,000	6.550%, 9/1/2028, Series C-1	60,323
160,000	7.150%, 3/1/2032, Series C-1, AMT	171,216
	Missouri Housing Development Commission Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
80,000	7.450%, 9/1/2031, Series B-1, AMT	82,441
	Missouri State Environmental Improvement and Energy Resources Authority Pollution Control Refunding Revenue Bonds (Associated Cooperative, Inc.)
2,000,000	4.375%, 12/1/2034	2,050,600
	Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Revenue Bonds
175,000	5.250%, 1/1/2018, Series A	188,643
825,000	5.250%, 1/1/2018, Series Aa	916,649
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services)
3,000,000	5.250%, 5/15/2014, Series A	3,253,560
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (BJC Health System)
2,500,000	5.000%, 5/15/2020, Series A	2,616,300
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake Regional Health System)
1,500,000	5.600%, 2/15/2025	1,512,540
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (St. Anthony’s Medical Center)
1,000,000	6.250%, 12/1/2030[a]	1,043,380
	Missouri State Health and Educational Facilities Authority Health Facilities Revenue Bonds (Lake of the Ozarks General Hospital, Inc.)
655,000	6.500%, 2/15/2021	657,103

	Total Missouri	20,272,430

Montana (0.8%)
	Montana Board of Housing Single Family Mortgage Bonds
30,000	6.000%, 6/1/2016, Series A-1	30,010
95,000	6.250%, 6/1/2019, Series A-2, AMT	95,092
	Montana Board of Regents of Higher Education Facilities Improvement and Refunding Revenue Bonds (University of Montana) (NATL-RE Insured)
1,165,000	5.750%, 5/15/2016, Series Fb	1,191,213
	Montana Facility Finance Authority Hospital Facilities Revenue Bonds (St. Peter’s Hospital)
3,860,000	5.250%, 6/1/2018	4,007,220
	Montana Facility Finance Authority Revenue Bonds (Providence Health & Services)
2,830,000	5.000%, 10/1/2024	2,970,481
	Montana Health Facility Authority Revenue Bonds (Hillcrest Senior Living)
3,000,000	7.375%, 6/1/2030[a]	3,045,180

	Total Montana	11,339,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Nebraska (1.4%)
	Douglas County, Nebraska Hospital Authority No. 3 Health Facilities Refunding and Revenue Bonds (Nebraska Methodist Health System)
$2,000,000	5.750%, 11/1/2048	$2,007,980
	Nebraska Public Power District General Revenue Bonds (AMBAC Insured)
2,500,000	5.000%, 1/1/2013, Series Bb	2,719,400
	Omaha, Nebraska Public Power District Electric System Revenue Bonds
1,760,000	6.150%, 2/1/2012, Series Ba	1,873,274
5,780,000	5.000%, 2/1/2046, Series A	5,872,075
	Omaha, Nebraska Special Obligation Bonds (Riverfront Redevelopment)
1,675,000	5.500%, 2/1/2015, Series A	1,775,668
	University of Nebraska Student Fees and Facilities Revenue Bonds
5,000,000	5.000%, 7/1/2023, Series B	5,320,900

	Total Nebraska	19,569,297

New Jersey (1.4%)
	Hudson County, New Jersey Refunding Certificates of Participation (NATL-RE Insured)
2,000,000	6.250%, 12/1/2015[b]	2,240,720
	New Jersey Educational Facilities Authority Revenue Refunding Bonds (Kean University)
1,000,000	5.500%, 9/1/2036, Series A	1,069,100
	New Jersey General Obligation Bonds (AMBAC Insured)
1,000,000	5.250%, 7/15/2018, Series Lb	1,167,090
	New Jersey Transportation Trust Fund Authority Transportation System Bonds (AGM Insured)
5,000,000	5.500%, 12/15/2016, Series Ab	5,715,400
	New Jersey Turnpike Authority Turnpike Revenue Bonds (AMBAC-TCRS Insured)
745,000	6.500%, 1/1/2016, Series Cb	850,336
3,695,000	6.500%, 1/1/2016, Series Ca,b	4,271,013
260,000	6.500%, 1/1/2016, Series Ca,b	304,486
	Ocean County, New Jersey Utilities Authority Wastewater Revenue Bonds (NATL-RE Insured)
3,180,000	5.250%, 1/1/2025[b]	3,777,363

	Total New Jersey	19,395,508

New Mexico (0.9%)
	Jicarilla, New Mexico Apache Nation Revenue Bonds
3,500,000	5.500%, 9/1/2023, Series A	3,659,985
	Sandoval County, New Mexico Incentive Payment Refunding Revenue Bonds
9,000,000	5.000%, 6/1/2020	9,455,580

	Total New Mexico	13,115,565

New York (7.3%)
	Metropolitan Transportation Authority State Service Contract Refunding Bonds
5,000,000	5.500%, 7/1/2017, Series A	5,733,500
	Metropolitan Transportation Authority Transit Facilities Service Contract Bonds
3,320,000	5.750%, 7/1/2013, Series Oa	3,528,662
	New York City General Obligation Bonds
12,000,000	5.250%, 8/1/2017, Series B	13,278,240
1,750,000	5.500%, 8/1/2022, Series A	1,880,620
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds
11,000,000	5.750%, 6/15/2040, Series A	12,443,750
	New York City Municipal Water Finance Authority Water and Sewer System Revenue Bonds (AMBAC Insured)
2,000,000	5.875%, 6/15/2012, Series Aa,b	2,216,500
	New York City Transitional Finance Authority Future Tax Secured Bonds
735,000	5.375%, 11/15/2021, Series A	792,257
	New York City Transitional Finance Authority Future Tax Secured Refunding Bonds
13,000,000	5.250%, 2/1/2011, Series Be	13,396,630
8,940,000	5.500%, 11/1/2011, Series Ae	9,511,087
1,805,000	5.375%, 11/15/2021, Series Aa	2,012,196
	New York State Dormitory Authority State University Educational Facilities Revenue Bonds
4,000,000	5.250%, 5/15/2012, Series Be	4,311,000
2,000,000	7.500%, 5/15/2013, Series A	2,331,220
5,000,000	5.875%, 5/15/2017, Series A	5,825,100
	New York State Local Government Assistance Corporation Refunding Bonds (NATL-RE-IBC Insured)
2,000,000	5.250%, 4/1/2016, Series Eb	2,305,440
	New York State Urban Development Corporation Correctional and Youth Service Contract Revenue Bonds
20,000,000	5.000%, 1/1/2017, Series A	20,561,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
New York (7.3%) - continued
	New York State Urban Development Corporation State Personal Income Tax Revenue Bonds (State Facilities and Equipment)
$2,000,000	5.000%, 3/15/2036, Series B-1	$2,114,240

	Total New York	102,241,842

North Carolina (2.2%)
	North Carolina Eastern Municipal Power Agency Power System Revenue Bonds
5,000,000	5.500%, 1/1/2014, Series D	5,598,800
4,000,000	5.375%, 1/1/2017, Series C	4,182,200
7,170,000	5.250%, 1/1/2020, Series A	7,765,468
2,375,000	5.500%, 1/1/2021, Series B	2,377,256
2,000,000	5.000%, 1/1/2026, Series B	2,073,380
1,475,000	6.000%, 1/1/2026, Series Aa	1,882,366
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds
1,250,000	5.000%, 1/1/2030, Series A	1,294,325
	North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue Bonds (NATL-RE Insured)
4,000,000	6.000%, 1/1/2011[b]	4,131,120
	Wake County Industrial Facilities and Pollution Control Financing Authority Pollution Control Revenue Refunding Bonds (Carolina Power & Light Company)
1,000,000	5.375%, 2/1/2017	1,048,170

	Total North Carolina	30,353,085

North Dakota (0.9%)
	Grand Forks, North Dakota Health Care System Revenue Bonds (Altru Health System)
3,500,000	7.125%, 8/15/2024[a]	3,599,190
	South Central Regional Water District, North Dakota Utility System Revenue Bonds (Refunding and Northern Burleigh County Expansion)
2,945,000	5.650%, 10/1/2029, Series A	3,060,945
	Ward County, North Dakota Health Care Facilities Refunding Revenue Bonds (Trinity)
3,250,000	6.250%, 7/1/2021, Series B	3,259,848
	Ward County, North Dakota Health Care Facilities Revenue Bonds (Trinity)
2,895,000	5.125%, 7/1/2025	2,634,189

	Total North Dakota	12,554,172

Ohio (2.6%)
	Akron, Ohio Non-Tax Revenue Economic Development Bonds (NATL-RE Insured)
875,000	6.000%, 12/1/2012[b]	937,282
	Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Asset-Backed Bonds
6,515,000	5.125%, 6/1/2024, Series A-2	5,972,300
	Lorain County, Ohio Hospital Facilities Revenue Refunding and Improvement Bonds (Catholic Healthcare Partners)
2,000,000	5.400%, 10/1/2021, Series A	2,047,080
	Lucas County, Ohio Health Care Facilities Revenue Refunding and Improvement Bonds
2,000,000	6.550%, 8/15/2024, Series A	2,028,780
	Ohio Higher Educational Facility Commission Revenue Bonds (Case Western Reserve University)
2,000,000	6.500%, 10/1/2020, Series B	2,402,060
	Ohio Higher Educational Facility Commission Revenue Bonds (Kenyon College)
4,740,000	5.250%, 7/1/2044	4,836,933
	Ohio Turnpike Commission Turnpike Revenue Refunding Bonds (NATL-RE FGIC Insured)
2,000,000	5.500%, 2/15/2024, Series Ab	2,369,480
10,000,000	5.500%, 2/15/2026, Series Ab	11,729,000
	Port of Greater Cincinnati Development Authority Economic Development Revenue Bonds (Sisters of Mercy of the Americas, Regional Community of Cincinnati)
1,750,000	5.000%, 10/1/2025	1,633,923
	University of Cincinnati General Receipts Bonds (AMBAC Insured)
2,545,000	5.000%, 6/1/2016, Series Db	2,732,643

	Total Ohio	36,689,481

Oklahoma (0.5%)
	Oklahoma Development Finance Authority Hospital Revenue Refunding Bonds (Unity Health Center)
1,040,000	5.000%, 10/1/2011	1,066,218
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program)
80,000	7.550%, 9/1/2028, Series C-2, AMT	82,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Oklahoma (0.5%) - continued
	Oklahoma Housing Finance Agency Single Family Mortgage Revenue Bonds (Homeownership Loan Program) (GNMA/FNMA Collateralized)
$110,000	7.100%, 9/1/2028, Series D-2, AMT	$112,825
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds
1,500,000	6.000%, 1/1/2038, Series A	1,633,110
	Oklahoma Municipal Power Authority Power Supply System Revenue Bonds (NATL-RE Insured)
1,030,000	5.875%, 1/1/2012, Series Bb	1,082,633
	Payne County Economic Development Authority Student Housing Revenue Bonds (Collegiate Housing Foundation - Stillwater)
2,900,000	6.375%, 6/1/2030, Series Aa	3,072,898

	Total Oklahoma	7,050,615

Oregon (0.2%)
	Clackamas County, Oregon Hospital Facility Authority Revenue Bonds (Legacy Health Systems)
300,000	5.500%, 7/15/2035, Series A	309,807
	Salem-Keizer School District No. 24J, Marion and Polk Counties, Oregon General Obligation Bonds
5,000,000	Zero Coupon, 6/15/2028, Series B	2,114,050

	Total Oregon	2,423,857

Pennsylvania (2.8%)
	Allegheny County Hospital Development Authority Revenue Bonds (University of Pittsburgh Medical Center)
3,000,000	5.000%, 6/15/2018, Series B	3,279,810
2,000,000	5.625%, 8/15/2039, Series A	2,076,680
	Allegheny County, Pennsylvania Redevelopment Authority Tax Increment Bonds (Waterfront)
295,000	6.000%, 12/15/2010, Series B	302,363
1,705,000	6.550%, 12/15/2017, Series Ca	1,751,939
	Carbon County, Pennsylvania Industrial Development Authority Resource Recovery Revenue Refunding Bonds (Panther Creek Partners)
845,000	6.650%, 5/1/2010, AMT	845,000
	Cornwall-Lebanon School District, Lebanon County, Pennsylvania General Obligation Notes (AGM Insured)
2,000,000	Zero Coupon, 3/15/2016[b]	1,662,340
1,520,000	Zero Coupon, 3/15/2017[b]	1,201,225
	Cumberland County Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,750,000	5.000%, 1/1/2027	2,436,170
2,000,000	5.000%, 1/1/2036	1,671,180
	Cumberland County, Pennsylvania Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries)
2,000,000	6.125%, 1/1/2029	1,989,900
	Delaware County, Pennsylvania Industrial Development Authority Airport Facilities Revenue Bonds
1,800,000	0.240%, 5/3/2010[c]	1,800,000
	Lancaster County Hospital Authority Hospital Revenue Bonds (Lancaster General Hospital)
2,000,000	5.500%, 3/15/2026[a]	2,265,460
	Lycoming County Authority Health System Revenue Bonds (Susquehanna Health System)
3,000,000	5.750%, 7/1/2039, Series A	3,031,650
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds (AGM Insured)
8,000,000	Zero Coupon, 6/1/2016, Series Cb	5,962,480
	Pennsylvania Turnpike Commission Turnpike Revenue Bonds
5,000,000	6.250%, 6/1/2038, Series C	5,626,200
	Philadelphia Authority for Industrial Development Revenue Bonds (Please Touch Museum)
2,000,000	5.250%, 9/1/2026	1,827,580
	York County, Pennsylvania Solid Waste and Refuse Authority Solid Waste System Refunding Revenue Bonds (NATL-RE FGIC Insured)
1,000,000	5.500%, 12/1/2012[b]	1,106,430

	Total Pennsylvania	38,836,407

Puerto Rico (1.3%)
	Puerto Rico Electric Power Authority Power Revenue Bonds
10,000,000	5.250%, 7/1/2040, Series XX	10,109,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Puerto Rico (1.3%) - continued
	Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilities Financing Authority Cogeneration Facility Revenue Bonds (AES Puerto Rico)
$7,655,000	6.625%, 6/1/2026, AMT	$7,724,507

	Total Puerto Rico	17,833,607

South Carolina (1.8%)
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Memorial Hospital)
1,000,000	5.500%, 10/1/2026	1,009,090
	Greenwood County, South Carolina Hospital Facilities Revenue Bonds (Self Regional Healthcare)
2,250,000	5.375%, 10/1/2039	2,257,290
	Piedmont, South Carolina Municipal Power Agency Electric Revenue Bonds (NATL-RE FGIC Insured)
4,000,000	6.250%, 1/1/2021[b]	4,832,360
5,000,000	5.000%, 1/1/2022[b]	5,010,700
	South Carolina Jobs-Economic Development Authority Hospital Refunding and Improvement Revenue Bonds (Palmetto Health Alliance)
605,000	6.875%, 8/1/2027, Series Ca	709,726
4,895,000	6.875%, 8/1/2027, Series Ca	5,742,324
	South Carolina Public Service Authority Revenue Obligations (Santee Cooper)
2,500,000	5.500%, 1/1/2038, Series A	2,722,300
	Spartanburg, South Carolina Water System Revenue Bonds (FGIC Insured)
2,000,000	5.250%, 6/1/2028[a,b]	2,304,600

	Total South Carolina	24,588,390

South Dakota (1.2%)
	South Dakota Educational Enhancement Funding Corporation Tobacco Settlement Asset-Backed Bonds
5,000,000	6.500%, 6/1/2032, Series B	5,003,800
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
1,170,000	5.625%, 4/1/2032	1,167,742
	South Dakota Health and Educational Facilities Authority Revenue Bonds (Sanford Health)
5,000,000	5.000%, 11/1/2040	4,938,300
1,250,000	5.500%, 11/1/2040	1,289,137
	South Dakota Health and Educational Facilities Authority Revenue Refunding Bonds (Prairie Lakes Health Care System) (ACA-CBI Insured)
1,770,000	5.650%, 4/1/2022[b]	1,774,602
	South Dakota State Health and Educational Facilities Authority Revenue Bonds (Prairie Lakes Health Care System)
2,215,000	5.650%, 4/1/2022	2,220,759

	Total South Dakota	16,394,340

Tennessee (1.2%)
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson-Madison County General Hospital)
3,450,000	5.750%, 4/1/2041	3,500,094
	Jackson, Tennessee Hospital Revenue Refunding and Improvement Bonds (Jackson-Madison County General Hospital)
2,000,000	5.625%, 4/1/2038	2,019,560
	Memphis-Shelby County Airport Authority Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
4,500,000	5.050%, 9/1/2012	4,803,435
2,000,000	5.350%, 9/1/2012	2,148,400
	Nashville and Davidson Counties Industrial Development Board Multifamily Housing Revenue Refunding Bonds (Beechwood Terrace Apartments) (GNMA Collateralized)
4,155,000	6.625%, 3/20/2036, Series A	4,327,890

	Total Tennessee	16,799,379

Texas (11.2%)
	Alliance Airport Authority, Inc. Special Facilities Revenue Refunding Bonds (Federal Express Corporation)
10,000,000	4.850%, 4/1/2021, AMT	9,966,100
	Amarillo Health Facilities Corporation Hospital Revenue Bonds (Baptist St. Anthony’s Hospital Corporation) (AGM Insured)
2,000,000	5.500%, 1/1/2017[b]	2,066,160
	Austin, Texas Combined Utility Systems Revenue Refunding Bonds (NATL-RE FGIC-TCRS Insured)
2,250,000	6.000%, 11/15/2013[b]	2,410,650

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (11.2%) - continued
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dymaxion and Marbach Park Apartments) (NATL-RE Insured)
$1,930,000	6.000%, 8/1/2023, Series Ab	$1,853,225
	Bexar County Housing Finance Corporation Multifamily Housing Revenue Bonds (Pan American Apartments) (GNMA Collateralized)
1,700,000	7.000%, 3/20/2031, Series A-1	1,807,729
	Bluebonnet Trails Community Mental Health and Mental Retardation Center Revenue Bonds
1,000,000	6.125%, 12/1/2016	1,014,650
	Clifton Higher Education Finance Corporation Education Revenue Bonds (Uplift Education)
4,000,000	6.250%, 12/1/2045, Series A	3,982,760
	Corpus Christi, Texas General Improvement Refunding Bonds (AGM Insured)
260,000	5.000%, 3/1/2012, Series Ab	276,388
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (NATL-RE Insured)
1,000,000	5.500%, 11/1/2016, Series A, AMT[b]	1,043,870
500,000	5.500%, 11/1/2017, Series A, AMT[b]	517,840
	Dallas and Fort Worth, Texas Joint Revenue Improvement and Refunding Bonds (Dallas/Fort Worth International Airport) (XLCA Insured)
9,750,000	6.125%, 11/1/2018, Series C-2, AMT[b]	9,776,812
	Dallas Independent School District, Dallas County, Texas Unlimited Tax School Building Bonds (PSF-GTD Insured)
10,000,000	6.375%, 2/15/2034[b]	11,748,600
	Deer Park Independent School District, Harris County, Texas School Building Refunding Bonds (PSF-GTD Insured)
1,375,000	5.000%, 2/15/2013[b]	1,519,293
	Denton, Texas Utility System Revenue Bonds (AGM Insured)
3,210,000	5.250%, 12/1/2015, Series Ab	3,463,526
	Harris County Health Facilities Development Corporation Hospital Revenue Refunding Bonds (Memorial Hermann Healthcare System)
2,000,000	6.375%, 6/1/2029, Series Aa	2,145,820
2,000,000	7.250%, 12/1/2035, Series B	2,267,260
	Harris County, Texas General Obligation and Revenue Refunding Bonds (NATL-RE Insured)
7,000,000	Zero Coupon, 8/15/2024[b]	3,959,970
	Harris County, Texas Industrial Development Corporation Pollution Control Revenue Bonds
400,000	0.030%, 3/1/2024	400,000
	Harris County, Texas Toll Road Revenue and Refunding Bonds
6,500,000	5.250%, 8/15/2047, Series B	6,787,690
	Houston, Texas Airport System Revenue Bonds (AGM Insured)
2,000,000	5.625%, 7/1/2030, Series A, AMT[b]	2,001,600
	Houston, Texas Water and Sewer System Revenue Refunding Bonds (AGM Insured)
10,000,000	5.750%, 12/1/2032, Series Aa,b	12,397,000
	Leander Independent School District, Williamson and Travis Counties, Texas Unlimited Tax School Building General Obligation Bonds (PSF-GTD Insured)
5,000,000	5.000%, 8/15/2035[b]	5,320,250
	Lewisville Independent School District, Denton County, Texas Unlimited Tax School Building and Refunding Bonds (PSF-GTD Insured)
5,315,000	Zero Coupon, 8/15/2019[b]	3,806,709
	Lower Colorado River Authority, Texas Unrefunded Balance Revenue Bonds (AGM Insured)
215,000	5.875%, 5/15/2015, Series Ab	215,735
	North East Independent School District, Bexar County, Texas Unlimited Tax Refunding Bonds (PSF-GTD Insured)
5,000,000	5.250%, 2/1/2028[b]	5,872,250
2,000,000	5.250%, 2/1/2029[b]	2,338,920
	North Texas Health Facilities Development Corporation Hospital Revenue Bonds (United Regional Healthcare System, Inc.)
2,600,000	6.000%, 9/1/2023[a]	2,996,942

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Texas (11.2%) - continued
	North Texas Tollway Authority System Revenue Refunding Bonds
$5,000,000	Zero Coupon, 1/1/2028, Series D	$1,902,000
	North Texas Tollway Authority System Revenue Refunding Bonds - continued
1,000,000	5.625%, 1/1/2033, Series A	1,043,150
26,125,000	Zero Coupon, 1/1/2034, Series D	6,632,615
	Nueces County Housing Finance Corporation Multifamily Housing Revenue Bonds (Dolphins Landing Apartments)
65,000	6.250%, 7/1/2010, Series Aa	65,585
	Pharr, Texas Higher Education Finance Authority Education Revenue Bonds (Idea Public Schools)
2,500,000	6.250%, 8/15/2029, Series A	2,559,750
2,000,000	6.500%, 8/15/2039, Series A	2,052,960
	Ridge Parc Development Corporation Multifamily Housing Revenue Bonds (GNMA Collateralized)
1,000,000	6.100%, 6/20/2033	1,065,330
2,795,000	6.150%, 11/20/2041	2,972,566
	San Antonio, Texas General Obligation Bonds
425,000	5.250%, 2/1/2014	438,290
	San Antonio, Texas Water System Revenue Refunding Bonds (AGM Insured)
1,000,000	5.500%, 5/15/2018[b]	1,079,800
1,000,000	5.500%, 5/15/2019[b]	1,073,550
1,000,000	5.500%, 5/15/2020[b]	1,067,760
	San Leanna Education Facilities Corporation Higher Education Revenue Bonds (Saint Edward’s University)
1,160,000	5.125%, 6/1/2024	1,174,013
1,000,000	5.125%, 6/1/2027	979,360
	Southeast Texas Housing Finance Corporation Single Family Mortgage Revenue Bonds (NATL-RE Insured)
11,615,000	Zero Coupon, 9/1/2017[a,b]	9,252,393
	Tarrant County College District, Texas General Obligation Refunding Bonds
1,410,000	5.375%, 2/15/2013	1,574,025
	Tarrant County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Hendrick Medical Center)
1,250,000	5.250%, 9/1/2026, Series B	1,276,700
2,000,000	5.250%, 9/1/2027, Series B	2,039,740
1,000,000	5.250%, 9/1/2028, Series B	1,019,120
	Tarrant County Cultural Education Facilities Finance Corporation Refunding Revenue Bonds (Texas Health Resources System)
2,000,000	5.000%, 2/15/2023, Series A	2,068,360
	Texas General Obligation Bonds
4,315,000	0.050%, 7/1/2010[a]	4,309,951
	Westlake, Texas Certificates of Obligation
315,000	6.500%, 5/1/2013	354,753
350,000	6.500%, 5/1/2015	400,404
335,000	6.500%, 5/1/2017[a]	401,055
1,650,000	5.750%, 5/1/2024	1,779,442
2,000,000	5.800%, 5/1/2032[a]	2,340,240
	Wylie, Texas Independent School District General Obligation Bonds (PSF-GTD Insured)
745,000	6.875%, 8/15/2014[a,b]	806,112
430,000	6.875%, 8/15/2014[b]	461,528
3,280,000	7.000%, 8/15/2024[b]	3,437,998

	Total Texas	157,586,299

Utah (0.7%)
	Riverton, Utah Hospital Revenue Bonds
3,000,000	5.000%, 8/15/2041	3,021,930
	Utah Associated Municipal Power Systems Revenue and Refunding Bonds (Central-St. George Transmission)
6,000,000	5.250%, 12/1/2027	6,200,400

	Total Utah	9,222,330

Virginia (0.6%)
	Fairfax County, Virginia Industrial Development Authority Health Care Revenue Bonds (Inova Health System)
1,000,000	5.000%, 5/15/2025, Series C	1,048,850
	Fairfax County, Virginia Industrial Development Authority Hospital Revenue Refunding Bonds (Inova Health System Hospitals)
2,500,000	5.250%, 8/15/2019	2,747,100
	Tobacco Settlement Financing Corporation Tabacco Settlement Asset-Backed Bonds
2,660,000	5.250%, 6/1/2019[a]	2,747,674
	Virginia Port Authority Port Facilities Revenue Refunding Bonds
2,000,000	5.000%, 7/1/2040[d]	2,053,780

	Total Virginia	8,597,404

Washington (4.8%)
	Energy Northwest Columbia Generating Station Refunding Electric Revenue Bonds (NATL- RE Insured)
1,000,000	5.750%, 7/1/2018[b]	1,091,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Washington (4.8%) - continued
	Franklin County, Washington, Pasco School District No. 1 Unlimited Tax General Obligation Bonds (NATL-RE Insured)
$6,000,000	5.250%, 12/1/2022[b]	$6,597,300
	FYI Properties Lease Revenue Bonds (State of Washington DIS)
2,500,000	5.500%, 6/1/2034	2,682,525
	King County, Washington Sewer Revenue Refunding Bonds (AGM Insured)
10,000,000	5.500%, 1/1/2013, Series Bb	10,680,400
	Tobacco Settlement Authority Tobacco Settlement Asset- Backed Bonds
7,380,000	6.500%, 6/1/2026	7,604,500
	Washington Economic Development Finance Authority Lease Revenue Bonds (Washington Biomedical Research Properties II) (NATL-RE Insured)
5,620,000	5.000%, 6/1/2030[b]	5,762,523
	Washington General Obligation Bonds
340,000	6.250%, 2/1/2011, Series A & AT-6	354,814
2,000,000	6.000%, 6/1/2012, Series B & AT-7	2,212,860
35,000	5.750%, 10/1/2012, Series Aa	37,299
1,875,000	5.750%, 10/1/2012, Series A	2,000,438
5,000,000	6.750%, 2/1/2015, Series A	5,607,400
	Washington General Obligation Bonds (AGM Insured)
5,000,000	5.000%, 7/1/2021, Series Ab	5,484,400
	Washington Health Care Facilities Authority Revenue Bonds (Kadlec Medical Center)
1,000,000	5.000%, 12/1/2030, Series A	989,820
	Washington Health Care Facilities Authority Revenue Bonds (Seattle Cancer Care Alliance)
5,000,000	7.375%, 3/1/2038	5,573,800
	Washington Health Care Facilities Authority Revenue Bonds (Swedish Health Services) (AMBAC Insured)
2,000,000	5.125%, 11/15/2018[b]	2,010,680
	Washington Higher Education Facilities Authority Refunding Revenue Bonds (Gonzaga University)
5,325,000	5.000%, 4/1/2029, Series B	5,355,193
	Washington Higher Education Facilities Authority Revenue and Refunding Revenue Bonds (Whitworth University)
1,290,000	5.875%, 10/1/2034	1,341,406
1,000,000	5.625%, 10/1/2040	1,012,690
	Washington State Housing Finance Commission Nonprofit Housing Revenue and Refunding Revenue Bonds (Crista Ministries)
1,000,000	5.350%, 7/1/2014, Series A	1,001,150

	Total Washington	67,400,998

Wisconsin (1.8%)
	Monroe, Wisconsin Redevelopment Authority Development Revenue Bonds (Monroe Clinic, Inc.)
3,500,000	5.875%, 2/15/2039	3,531,885
	Wisconsin Health and Educational Facilities Authority Revenue and Refunding Bonds (Wheaton Franciscan Services, Inc.)
6,000,000	5.750%, 8/15/2025[a]	6,587,940
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Aurora Health Care, Inc.)
1,500,000	5.500%, 2/15/2015, Series B	1,503,750
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Blood Center of Southeastern Wisconsin, Inc.)
2,000,000	5.750%, 6/1/2034	2,070,940
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Eagle River Memorial Hospital, Inc.) (Radian Insured)
1,000,000	5.750%, 8/15/2020[b]	1,013,090
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Marshfield Clinic)
2,000,000	6.000%, 2/15/2025, Series B	2,014,500
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Thedacare, Inc.)
5,000,000	5.500%, 12/15/2038, Series A	5,173,200
	Wisconsin Health and Educational Facilities Authority Revenue Bonds (Watertown Memorial Hospital, Inc.) (Radian Insured)
2,000,000	5.500%, 8/15/2029[b]	1,951,100
	Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds (Marquette University)
1,000,000	5.000%, 10/1/2033, Series B-1	994,490

	Total Wisconsin	24,840,895

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (99.3%)	Value
Wyoming (0.9%)
	Kemmerer, Wyoming Pollution Control Revenue Bonds (Exxon)
$930,000	0.220%, 5/3/2010[c]	$930,000
	Lincoln County, Wyoming Pollution Control Revenue Bonds (Exxon)
645,000	0.220%, 5/3/2010, Series Dc	645,000
585,000	0.220%, 5/3/2010, Series Cc	585,000
	Wyoming Municipal Power Agency Power Supply System Revenue Bonds
3,270,000	5.375%, 1/1/2042, Series A	3,399,688
	Wyoming State Farm Loan Board Capital Facilities Refunding Revenue Bonds
5,825,000	5.750%, 10/1/2020	6,579,046

	Total Wyoming	12,138,734

	Total Long-Term Fixed Income (cost $1,318,911,604)	1,391,785,145

	Total Investments (cost $1,318,911,604) 99.3%	$1,391,785,145

	Other Assets and Liabilities, Net 0.7%	9,393,307

	Total Net Assets 100.0%	$1,401,178,452

a

Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

b

To reduce certain risks associated with securities issued by municipalities, which may include but are not limited to economic development in a specific industry or municipality, the principal and/or interest payments are guaranteed by the bond insurance company or Government agency identified.

c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d	Denotes investments purchased on a when-issued or delayed delivery basis.
e	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

Definitions:

ACA	- American Capital Access Holding, Ltd.
AMBAC	- American Municipal Bond Insurance Corporation
AMT	- Subject to Alternative Minimum Tax
CR	- Custodial Receipts
FGIC	- Financial Guaranty Insurance Company
FHA	- Federal Housing Administration
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
FSA	- Financial Security Assurance, Inc.
GNMA	- Government National Mortgage Association
IBC	- Insured Bond Certificate
NATL-RE	- National Public Finance Guarantee Corporation
PSF-GTD	- Public School Fund Guaranteed
Q-SBLF	- Qualified School Bond Loan Fund
Radian	- Radian Guaranty, Inc.
TCRS	- Temporary Custodial Receipts
VA	- Department of Veterans’ Affairs
XLCA	- XL Capital Assurance

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$79,263,203
Gross unrealized depreciation	(6,389,662)

Net unrealized appreciation (depreciation)	$72,873,541

Cost for federal income tax purposes	$1,318,911,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

Municipal Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Municipal Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Education	128,784,516	–	128,784,516	–
Electric Revenue	87,737,501	–	87,737,501	–
Escrowed/Pre-refunded	182,706,174	–	182,706,174	–
General Obligation	262,527,482	–	262,527,482	–
Health Care	184,139,585	–	184,139,585	–
Housing Finance	19,494,060	–	19,494,060	–
Industrial Development Revenue	74,017,099	–	74,017,099	–
Other Revenue	129,810,032	–	129,810,032	–
Tax Revenue	114,496,123	–	114,496,123	–
Transportation	132,486,384	–	132,486,384	–
Water & Sewer	75,586,189	–	75,586,189	–

Total	$1,391,785,145	$–	$1,391,785,145	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Bank Loans (0.6%)[a]	Value
Basic Materials (0.2%)
	Lyondell Chemical Company, Term Loan
$730,000	5.266%, 3/14/2016[b,c]	$732,285
	Smurfit-Stone Container Enterprises, Inc., Term Loan
750,000	0.500%, 1/2/2016[b,c]	751,117

	Total Basic Materials	1,483,402

Communications Services (0.1%)
	Charter Communications Operating, LLC, Term Loan
740,000	5.000%, 3/16/2014[b,c]	749,368

	Total Communications Services	749,368

Consumer Cyclical (0.1%)
	Ford Motor Company, Term Loan
737,147	3.284%, 12/15/2013	710,794

	Total Consumer Cyclical	710,794

Consumer Non-Cyclical (0.1%)
	HCA, Inc., Term Loan
627,529	2.540%, 11/17/2013	610,455

	Total Consumer Non-Cyclical	610,455

Financials (<0.1%)
	American General Finance Corporation, Term Loan
200,000	7.250%, 4/21/2015	200,536

	Total Financials	200,536

Technology (0.1%)
	Freescale Semiconductor, Term Loan
750,000	4.250%, 12/1/2016[b,c]	719,573

	Total Technology	719,573

	Total Bank Loans (cost $4,400,577)	4,474,128

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Asset-Backed Securities (2.0%)
	Capitalsource Commercial Loan Trust
1,171,217	0.386%, 5/20/2010[d,e]	1,093,112
	Carrington Mortgage Loan Trust
1,100,000	0.413%, 5/25/2010[e]	489,929
	Countrywide Asset-Backed Certificates
1,694,779	5.549%, 8/25/2021[f]	1,381,599
	First Franklin Mortgage Loan Asset-Backed Certificates
56,032	0.353%, 5/25/2010[e]	55,706
	First Horizon ABS Trust
1,614,053	0.423%, 5/25/2010[e,f]	854,615
	GMAC Mortgage Corporation Loan Trust
4,247,880	0.443%, 5/25/2010[e,f]	2,228,952
3,939,843	0.443%, 5/25/2010[e,f]	1,537,268
	Goldman Sachs Alternative Mortgage Products Trust
5,000,000	0.343%, 5/25/2010[e]	4,518,450
	IndyMac Seconds Asset-Backed Trust
1,796,584	0.433%, 5/25/2010[e,f]	417,172
	Renaissance Home Equity Loan Trust
2,029,568	5.746%, 5/25/2036	1,171,722
1,400,000	6.011%, 5/25/2036	706,192

	Total Asset-Backed Securities	14,454,717

Basic Materials (5.6%)
	Airgas, Inc.
750,000	7.125%, 10/1/2018[g]	825,000
	AK Steel Corporation
90,000	7.625%, 5/15/2020[c]	92,700
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,804,200
2,700,000	6.125%, 6/1/2018	2,910,568
	Arch Western Finance, LLC
1,100,000	6.750%, 7/1/2013	1,108,250
	Ashland, Inc.
740,000	9.125%, 6/1/2017[g]	843,600
	Cascades, Inc.
500,000	7.750%, 12/15/2017[g]	508,750
	CF Industries, Inc.
690,000	7.125%, 5/1/2020	726,225
	CONSOL Energy, Inc.
290,000	8.000%, 4/1/2017[g]	306,312
370,000	8.250%, 4/1/2020[g]	394,050
	Domtar Corporation
1,100,000	7.125%, 8/15/2015	1,166,000
	Dow Chemical Company
1,750,000	5.900%, 2/15/2015	1,919,486
1,850,000	8.550%, 5/15/2019	2,260,546
	FMG Finance, Pty., Ltd.
1,500,000	10.625%, 9/1/2016[g]	1,762,500
	Freeport-McMoRan Copper & Gold, Inc.
1,940,000	8.375%, 4/1/2017	2,175,225
	Georgia-Pacific, LLC
750,000	7.125%, 1/15/2017[g]	791,250
	International Paper Company
1,500,000	7.500%, 8/15/2021	1,761,914
750,000	7.300%, 11/15/2039	831,518
	Mosaic Global Holdings, Inc., Convertible
1,500,000	7.375%, 12/1/2014[g]	1,599,392
	Nalco Company
1,130,000	8.875%, 11/15/2013	1,163,900
	Noble Group, Ltd.
1,850,000	6.750%, 1/29/2020[g]	1,914,750
	NOVA Chemicals Corporation
750,000	8.625%, 11/1/2019[g]	783,750
	Patriot Coal Corporation
190,000	8.250%, 4/30/2018[c]	190,475
	Peabody Energy Corporation
750,000	7.375%, 11/1/2016	795,000
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	1,030,698

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Basic Materials (5.6%) - continued
	Rio Tinto Finance, Ltd.
$800,000	5.875%, 7/15/2013	$883,950
1,965,000	6.500%, 7/15/2018	2,230,110
	Southern Copper Corporation
2,200,000	6.750%, 4/16/2040	2,217,435
	Steel Dynamics, Inc.
875,000	7.625%, 3/15/2020[g]	905,625
	Teck Resources, Ltd.
750,000	9.750%, 5/15/2014	911,250
1,440,000	10.250%, 5/15/2016	1,735,200
	Vale Overseas, Ltd.
1,875,000	6.875%, 11/10/2039	1,967,278

	Total Basic Materials	40,516,907

Capital Goods (2.4%)
	Bombardier, Inc.
550,000	7.750%, 3/15/2020[g]	584,375
	Case New Holland, Inc.
800,000	7.125%, 3/1/2014	818,000
	CRH America, Inc.
1,100,000	8.125%, 7/15/2018	1,319,659
	Crown Americas, LLC
700,000	7.625%, 5/15/2017[g]	728,875
	Hutchinson Whampoa Finance, Ltd.
1,750,000	4.625%, 9/11/2015[g]	1,815,704
	John Deere Capital Corporation
1,700,000	5.350%, 4/3/2018	1,845,809
	L-3 Communications Corporation
750,000	5.875%, 1/15/2015	761,250
	Masco Corporation
750,000	7.125%, 3/15/2020	769,366
	Owens-Brockway Glass Container, Inc.
1,130,000	8.250%, 5/15/2013	1,146,950
	RBS Global, Inc./Rexnord Corporation
560,000	8.500%, 5/1/2018[g]	561,400
	Republic Services, Inc.
370,000	5.500%, 9/15/2019[g]	388,440
900,000	5.000%, 3/1/2020[g]	904,030
1,300,000	5.250%, 11/15/2021[g]	1,323,514
	Textron, Inc.
1,500,000	6.200%, 3/15/2015	1,607,681
	Waste Management, Inc.
2,700,000	7.375%, 3/11/2019	3,204,868

	Total Capital Goods	17,779,921

Collateralized Mortgage Obligations (2.1%)
	Banc of America Mortgage Securities, Inc.
4,416,750	4.789%, 9/25/2035	3,926,080
	Bear Stearns Mortgage Funding Trust
981,536	0.403%, 5/25/2010[e]	206,328
	Countrywide Alternative Loan Trust
3,089,233	6.000%, 1/25/2037	2,091,102
	HomeBanc Mortgage Trust
1,911,638	5.957%, 4/25/2037	1,315,179
	Merrill Lynch Mortgage Investors, Inc.
2,968,503	4.859%, 6/25/2035	2,761,078
	Wachovia Mortgage Loan Trust, LLC
2,737,633	5.530%, 5/20/2036	2,117,252
	Washington Mutual Mortgage Pass-Through Certificates
3,930,957	1.191%, 5/1/2010[e]	1,838,772
1,625,577	0.553%, 5/25/2010[e]	1,361,964

	Total Collateralized Mortgage Obligations	15,617,755

Commercial Mortgage-Backed Securities (5.9%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.404%, 5/15/2010[d,e]	2,604,102
2,500,000	5.331%, 2/11/2044	2,470,030
	Citigroup Commercial Mortgage Trust
7,500,000	0.394%, 5/15/2010[e,g]	6,547,718
	Citigroup/Deutsche Bank Commercial Mortgage
1,300,000	5.322%, 12/11/2049	1,262,655
	Commercial Mortgage Pass- Through Certificates
111,427	0.354%, 5/15/2010[e,g]	109,092
4,000,000	0.384%, 5/15/2010[d,e]	3,383,964
3,500,000	0.434%, 5/15/2010[d,e]	3,033,170
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.424%, 5/15/2010[e,g]	3,463,484
2,500,000	5.467%, 9/15/2039	2,458,885
	Greenwich Capital Commercial Funding Corporation
2,900,000	5.867%, 12/10/2049	2,520,120
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,250,000	5.336%, 5/15/2047	6,163,806
	Merrill Lynch Mortgage Trust
4,300,000	5.441%, 1/12/2044	4,196,779
	Wachovia Bank Commercial Mortgage Trust
5,000,000	0.376%, 5/15/2010[d,e]	4,061,470
	WaMu Commercial Mortgage Securities Trust
447,412	3.830%, 1/25/2035[g]	452,631

	Total Commercial Mortgage-Backed Securities	42,727,906

Communications Services (10.7%)
	Alltel Corporation
2,350,000	7.000%, 3/15/2016	2,716,146
	America Movil SA de CV
2,200,000	5.000%, 3/30/2020[g]	2,215,105
	American Tower Corporation
500,000	4.625%, 4/1/2015	517,834
	Cablevision Systems Corporation
150,000	8.000%, 4/15/2020	152,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Communications Services (10.7%) - continued
	CBS Corporation
$1,500,000	8.875%, 5/15/2019	$1,857,622
700,000	7.875%, 9/1/2023	811,420
	Cellco Partnership/Verizon Wireless Capital, LLC
1,400,000	5.550%, 2/1/2014	1,541,403
	Charter Communications Operating, LLC
1,120,000	8.000%, 4/30/2012[g]	1,187,200
	Cincinnati Bell, Inc.
1,130,000	8.250%, 10/15/2017	1,146,950
	Clear Channel Worldwide Holdings, Inc.
1,120,000	9.250%, 12/15/2017[g]	1,199,800
	Comcast Corporation
1,100,000	6.300%, 11/15/2017	1,219,233
1,100,000	5.700%, 5/15/2018	1,181,889
1,800,000	5.150%, 3/1/2020	1,837,300
1,300,000	6.400%, 5/15/2038	1,357,598
	Cox Communications, Inc.
2,100,000	4.625%, 6/1/2013	2,233,211
770,000	5.450%, 12/15/2014	842,316
2,100,000	9.375%, 1/15/2019[g]	2,708,439
1,500,000	8.375%, 3/1/2039[g]	1,947,769
	Cricket Communications, Inc.
1,110,000	7.750%, 5/15/2016[h]	1,151,625
	DIRECTV Holdings, LLC
1,400,000	6.375%, 6/15/2015	1,450,750
1,750,000	5.200%, 3/15/2020[g]	1,764,532
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
1,510,000	7.625%, 5/15/2016	1,685,537
1,200,000	5.875%, 10/1/2019	1,274,166
	Equinix, Inc.
450,000	8.125%, 3/1/2018	468,563
	Frontier Communications Corporation
889,000	6.250%, 1/15/2013	909,002
	Inmarsat Finance plc
680,000	7.375%, 12/1/2017[g]	708,900
	Intelsat Jackson Holdings, Ltd.
190,000	8.500%, 11/1/2019[g]	199,975
	Intelsat Subsidiary Holding Company, Ltd.
1,300,000	8.875%, 1/15/2015	1,352,000
	Lamar Media Corporation
90,000	7.875%, 4/15/2018[g]	92,025
	Level 3 Financing, Inc.
300,000	10.000%, 2/1/2018[g]	295,500
	MetroPCS Wireless, Inc.
1,110,000	9.250%, 11/1/2014[h]	1,151,625
	NBC Universal, Inc.
3,000,000	5.150%, 4/30/2020[g]	3,035,013
	New Cingular Wireless Services, Inc.
765,000	8.750%, 3/1/2031	1,008,811
	New Communications Holdings, Inc.
920,000	8.250%, 4/15/2017[g]	947,600
	News America, Inc.
1,100,000	6.900%, 3/1/2019	1,265,726
1,100,000	5.650%, 8/15/2020[h]	1,180,610
1,350,000	6.400%, 12/15/2035	1,419,408
	Nextel Communications, Inc.
730,000	7.375%, 8/1/2015	710,837
	Qwest Communications International, Inc.
700,000	7.500%, 2/15/2014	712,250
	Qwest Corporation
400,000	8.375%, 5/1/2016	456,000
1,800,000	6.500%, 6/1/2017	1,883,250
	Rogers Communications, Inc.
1,100,000	7.500%, 3/15/2015	1,295,534
1,550,000	6.800%, 8/15/2018	1,786,908
1,420,000	8.750%, 5/1/2032	1,781,511
	SBA Tower Trust
2,000,000	5.101%, 4/15/2017[g]	2,060,012
	Telecom Italia Capital SA
1,750,000	5.250%, 10/1/2015	1,804,576
1,500,000	7.175%, 6/18/2019	1,635,362
	Telefonica Emisiones SAU
1,050,000	5.134%, 4/27/2020	1,051,042
	Telefonica SA
1,500,000	4.949%, 1/15/2015	1,590,531
	Time Warner Cable, Inc.
2,000,000	5.850%, 5/1/2017	2,167,718
1,500,000	8.250%, 4/1/2019	1,833,389
1,400,000	6.750%, 6/15/2039	1,513,242
	Time Warner Entertainment Company, LP
1,150,000	8.375%, 3/15/2023	1,443,172
	UPC Holding BV
680,000	9.875%, 4/15/2018[g]	717,400
	Verizon Communications, Inc.
1,500,000	8.750%, 11/1/2018	1,895,818
1,350,000	8.950%, 3/1/2039	1,862,093
	Virgin Media Finance plc
730,000	9.500%, 8/15/2016	801,175
380,000	8.375%, 10/15/2019	398,050

	Total Communications Services	77,435,098

Consumer Cyclical (6.2%)
	American Honda Finance Corporation
2,000,000	3.500%, 3/16/2015[g]	2,005,818
	Ameristar Casinos, Inc.
1,110,000	9.250%, 6/1/2014	1,165,500
	AOL Time Warner, Inc.
1,400,000	7.700%, 5/1/2032	1,642,913
	Cooper-Standard Automotive, Inc.
190,000	8.500%, 5/1/2018[c,g]	194,275
	Corrections Corporation of America
1,130,000	6.250%, 3/15/2013	1,146,950
	CVS Caremark Corporation
1,900,000	6.600%, 3/15/2019	2,167,915
1,500,000	6.302%, 6/1/2037	1,447,500
	D.R. Horton, Inc.
1,600,000	5.375%, 6/15/2012	1,648,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Consumer Cyclical (6.2%) - continued
	FireKeepers Development Authority
$760,000	13.875%, 5/1/2015[g]	$881,600
	Ford Motor Credit Company, LLC
1,130,000	7.250%, 10/25/2011	1,167,152
900,000	8.000%, 6/1/2014	945,933
1,470,000	7.000%, 4/15/2015	1,494,903
	Host Hotels and Resorts, LP, Convertible
370,000	2.500%, 10/15/2029[g]	477,763
	Hyatt Hotels Corporation
1,900,000	5.750%, 8/15/2015[g]	1,955,480
	Hyundai Motor Manufacturing Czech
1,475,000	4.500%, 4/15/2015[g]	1,488,569
	J.C. Penney Corporation, Inc.
700,000	7.950%, 4/1/2017	803,250
	Levi Strauss & Company
380,000	7.625%, 5/15/2020[c,g]	383,800
	Macy’s Retail Holdings, Inc.
1,570,000	8.875%, 7/15/2015	1,801,575
	MGM Mirage
905,000	9.000%, 3/15/2020[g]	950,250
	Nissan Motor Acceptance Corporation
2,650,000	5.625%, 3/14/2011[g]	2,748,720
	Pinnacle Entertainment, Inc.
740,000	8.750%, 5/15/2020[c,g]	739,075
	QVC, Inc.
730,000	7.125%, 4/15/2017[g]	740,950
180,000	7.375%, 10/15/2020[g]	182,700
	SLM Student Loan Trust
171,873	0.267%, 6/15/2010[e]	171,416
	Speedway Motorsports, Inc.
750,000	8.750%, 6/1/2016	802,500
	Starwood Hotels & Resorts Worldwide, Inc.
1,150,000	6.750%, 5/15/2018	1,184,500
	Time Warner, Inc.
1,800,000	4.875%, 3/15/2020	1,783,786
	Toll Bros Finance Corporation
1,000,000	6.750%, 11/1/2019	1,009,741
	Toys R Us Property Company I, LLC
750,000	10.750%, 7/15/2017[g]	851,250
	Universal City Development Partners, Ltd.
1,130,000	8.875%, 11/15/2015[g]	1,158,250
	Viacom, Inc.
2,700,000	6.250%, 4/30/2016	3,029,546
	Volvo Treasury AB
1,900,000	5.950%, 4/1/2015[g]	1,967,460
	Wal-Mart Stores, Inc.
1,930,000	5.875%, 4/5/2027	2,091,365
	WMG Acquisition Corporation
750,000	9.500%, 6/15/2016[g]	810,000
	Wyndham Worldwide Corporation
2,020,000	6.000%, 12/1/2016	2,011,562

	Total Consumer Cyclical	45,051,967

Consumer Non-Cyclical (5.6%)
	Altria Group, Inc.
800,000	8.500%, 11/10/2013	940,342
1,750,000	9.700%, 11/10/2018	2,200,784
1,500,000	9.950%, 11/10/2038	2,031,420
	AmerisourceBergen Corporation
2,000,000	5.875%, 9/15/2015	2,220,494
	Anheuser-Busch InBev Worldwide, Inc.
1,875,000	5.375%, 11/15/2014[g]	2,039,837
1,100,000	6.875%, 11/15/2019[g]	1,273,789
1,450,000	5.375%, 1/15/2020	1,516,030
1,475,000	5.000%, 4/15/2020[g]	1,495,656
	Biomet, Inc.
1,100,000	10.375%, 10/15/2017	1,210,000
	Boston Scientific Corporation
1,125,000	6.000%, 1/15/2020	1,111,817
	Cargill, Inc.
2,000,000	5.600%, 9/15/2012[g]	2,164,740
	Constellation Brands, Inc.
800,000	7.250%, 5/15/2017	816,000
	DaVita, Inc.
740,000	6.625%, 3/15/2013	747,400
750,000	7.250%, 3/15/2015	765,000
	Del Monte Corporation
750,000	7.500%, 10/15/2019[g]	792,188
	Fortune Brands, Inc.
1,500,000	6.375%, 6/15/2014	1,655,265
700,000	5.375%, 1/15/2016	737,186
	Hasbro, Inc.
1,750,000	6.350%, 3/15/2040	1,802,260
	HCA, Inc.
750,000	9.625%, 11/15/2016	815,625
1,510,000	8.500%, 4/15/2019[g]	1,659,113
730,000	7.250%, 9/15/2020[g]	763,763
	Kraft Foods, Inc.
1,850,000	4.125%, 2/9/2016	1,897,169
1,200,000	5.375%, 2/10/2020	1,244,657
	Kroger Company
1,500,000	6.400%, 8/15/2017	1,704,999
875,000	6.150%, 1/15/2020	969,933
	Life Technologies Corporation
1,100,000	6.000%, 3/1/2020	1,157,376
	Roche Holdings, Inc.
3,000,000	6.000%, 3/1/2019[g]	3,363,924
	TreeHouse Foods, Inc.
740,000	7.750%, 3/1/2018	771,450
	U.S. Oncology, Inc.
770,000	9.125%, 8/15/2017	804,650
	Valeant Pharmaceuticals International
280,000	7.625%, 3/15/2020[g]	284,900

	Total Consumer Non-Cyclical	40,957,767

Energy (8.0%)
	Anadarko Petroleum Corporation
650,000	5.750%, 6/15/2014	714,139
1,100,000	5.950%, 9/15/2016	1,221,070
	Cenovus Energy, Inc.
1,050,000	4.500%, 9/15/2014[g]	1,105,508
1,500,000	6.750%, 11/15/2039[g]	1,698,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Energy (8.0%) - continued
	CenterPoint Energy Resources Corporation
$3,650,000	6.125%, 11/1/2017	$3,960,524
	Chesapeake Energy Corporation
1,100,000	6.500%, 8/15/2017	1,072,500
	Denbury Resources, Inc.
130,000	8.250%, 2/15/2020	139,425
	Enbridge Energy Partners, LP
550,000	5.200%, 3/15/2020	567,918
2,200,000	8.050%, 10/1/2037	2,235,050
	Energy Transfer Partners, LP
3,350,000	6.700%, 7/1/2018	3,748,730
	Enterprise Products Operating, LLC
2,250,000	6.300%, 9/15/2017	2,523,236
	EQT Corporation
800,000	8.125%, 6/1/2019	970,014
	Ferrellgas Partners, LP
1,130,000	6.750%, 5/1/2014	1,110,225
	Kinder Morgan Energy Partners, LP
1,900,000	5.800%, 3/1/2021	2,032,267
	Magellan Midstream Partners, LP
1,800,000	6.450%, 6/1/2014	2,022,374
	Marathon Oil Canada Corporation
1,900,000	8.375%, 5/1/2012	2,134,496
	Marathon Oil Corporation
1,400,000	5.900%, 3/15/2018	1,522,977
	Nexen, Inc.
700,000	6.200%, 7/30/2019	773,406
1,925,000	6.400%, 5/15/2037	2,032,919
	Noble Energy, Inc.
1,900,000	8.250%, 3/1/2019	2,339,014
	ONEOK Partners, LP
1,000,000	8.625%, 3/1/2019	1,255,038
1,750,000	6.850%, 10/15/2037	1,916,509
	PetroHawk Energy Corporation
1,300,000	10.500%, 8/1/2014	1,436,500
	Pioneer Natural Resources Company
1,500,000	6.875%, 5/1/2018	1,547,693
740,000	7.500%, 1/15/2020	786,433
	Plains All American Pipeline, LP
1,850,000	6.500%, 5/1/2018	2,046,307
	Plains Exploration & Production Company
1,130,000	8.625%, 10/15/2019	1,194,975
	Premcor Refining Group, Inc.
1,850,000	6.750%, 5/1/2014	1,891,625
	Pride International, Inc.
1,120,000	7.375%, 7/15/2014	1,150,800
	Tesoro Corporation
750,000	9.750%, 6/1/2019	806,250
	Transcontinental Gas Pipe Line Corporation
600,000	6.400%, 4/15/2016	679,192
	Valero Energy Corporation
1,875,000	6.125%, 2/1/2020	1,947,180
	Weatherford International, Ltd.
1,900,000	6.000%, 3/15/2018	2,036,688
	Williams Companies, Inc.
2,700,000	8.750%, 3/15/2032	3,429,969
	Woodside Finance, Ltd.
1,875,000	4.500%, 11/10/2014[g]	1,941,476

	Total Energy	57,990,576

Financials (26.3%)
	Abbey National Capital Trust I
1,910,000	8.963%, 6/30/2030	2,121,214
	Aegon NV
1,400,000	3.891%, 7/15/2014	940,100
	AMB Property, LP
1,875,000	6.625%, 12/1/2019	2,003,329
	American Express Credit Corporation
850,000	7.300%, 8/20/2013	968,770
1,500,000	5.125%, 8/25/2014	1,612,829
	American International Group, Inc.
1,550,000	8.250%, 8/15/2018	1,653,706
	Associates Corporation of North America
2,200,000	6.950%, 11/1/2018	2,337,988
	AXA SA
2,600,000	6.463%, 12/14/2018[g]	2,314,000
	Axis Specialty Finance, LLC
1,750,000	5.875%, 6/1/2020	1,749,879
	BAC Capital Trust XI
700,000	6.625%, 5/23/2036	641,598
	Bank of America Corporation
1,750,000	4.500%, 4/1/2015	1,766,028
1,100,000	8.000%, 1/30/2018	1,107,337
1,600,000	8.125%, 5/15/2018[h]	1,610,672
1,400,000	7.625%, 6/1/2019	1,598,125
	Barclays Bank plc
800,000	5.000%, 9/22/2016	828,869
2,300,000	7.434%, 12/15/2017[g]	2,254,000
	Bear Stearns Companies, Inc.
1,100,000	6.400%, 10/2/2017	1,216,951
	Boston Properties, Inc.
2,250,000	5.875%, 10/15/2019	2,386,026
	Cantor Fitzgerald, LP
1,050,000	7.875%, 10/15/2019[g]	1,065,040
	Capital One Capital V
1,075,000	10.250%, 8/15/2039	1,290,000
	Capital One Financial Corporation
930,000	6.150%, 9/1/2016	991,279
800,000	6.750%, 9/15/2017	898,522
	CIGNA Corporation
1,750,000	6.350%, 3/15/2018	1,915,041
	CIT Group, Inc.
114,946	7.000%, 5/1/2013[h]	113,078
172,420	7.000%, 5/1/2014[h]	166,385
172,420	7.000%, 5/1/2015[h]	164,446
287,366	7.000%, 5/1/2016	273,357
402,313	7.000%, 5/1/2017	382,700
	Citigroup, Inc.
1,500,000	6.500%, 8/19/2013	1,622,650
1,500,000	5.000%, 9/15/2014	1,518,388
1,875,000	6.010%, 1/15/2015	1,998,283
1,300,000	6.125%, 5/15/2018	1,348,056

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Financials (26.3%) - continued
$1,300,000	8.500%, 5/22/2019	$1,534,686
	CME Group Index Services, LLC
1,400,000	4.400%, 3/15/2018[g]	1,392,873
	CNA Financial Corporation
2,225,000	7.350%, 11/15/2019[h]	2,375,935
	Commonwealth Bank of Australia
1,750,000	5.000%, 3/19/2020[g]	1,772,906
	Corestates Capital Trust I
1,000,000	8.000%, 12/15/2026[g]	1,028,766
	Corporacion Andina de Fomento
1,250,000	8.125%, 6/4/2019	1,496,746
	Coventry Health Care, Inc.
1,200,000	5.875%, 1/15/2012	1,251,866
	Developers Diversified Realty Corporation
750,000	5.375%, 10/15/2012	759,177
	Discover Bank
1,125,000	8.700%, 11/18/2019	1,277,584
550,000	7.000%, 4/15/2020	565,100
	Endurance Specialty Holdings, Ltd.
2,800,000	6.150%, 10/15/2015	2,983,204
	ERP Operating, LP
1,500,000	5.125%, 3/15/2016	1,561,251
1,100,000	5.750%, 6/15/2017	1,179,592
	Fifth Third Bancorp
1,700,000	5.450%, 1/15/2017	1,711,147
	FMR, LLC
1,950,000	5.350%, 11/15/2021[g,h]	1,960,113
	GATX Corporation
1,125,000	4.750%, 10/1/2012	1,175,581
750,000	4.750%, 5/15/2015	754,844
	General Electric Capital Corporation
1,100,000	6.000%, 8/7/2019	1,189,009
925,000	6.875%, 1/10/2039	1,028,200
2,500,000	6.375%, 11/15/2067	2,393,750
	General Motors Acceptance Corporation, LLC
1,500,000	6.875%, 9/15/2011	1,526,250
	GMAC, Inc.
900,000	8.300%, 2/12/2015[g]	939,375
	Goldman Sachs Group, Inc.
3,200,000	6.250%, 9/1/2017	3,349,290
900,000	5.950%, 1/18/2018	923,183
700,000	6.750%, 10/1/2037	678,731
	Health Care REIT, Inc.
1,100,000	6.125%, 4/15/2020	1,135,201
	HSBC Capital Funding, LP/Jersey Channel Islands
1,900,000	9.547%, 6/30/2010[g]	1,904,750
	ING Capital Funding Trust III
1,800,000	8.439%, 12/31/2010	1,705,500
	International Lease Finance Corporation
1,100,000	5.300%, 5/1/2012	1,072,680
1,210,000	8.625%, 9/15/2015[g]	1,194,875
370,000	8.750%, 3/15/2017[g]	367,225
	J.P. Morgan Chase & Company
3,400,000	7.900%, 4/30/2018	3,570,850
1,900,000	6.300%, 4/23/2019	2,108,576
	J.P. Morgan Chase Capital XXV
900,000	6.800%, 10/1/2037	902,262
	Keybank National Association
1,750,000	5.500%, 9/17/2012	1,841,187
	LBG Capital No. 1 PLC
1,900,000	7.875%, 11/1/2020	1,738,500
	Liberty Property, LP
1,830,000	5.500%, 12/15/2016	1,874,083
	Lincoln National Corporation
750,000	6.250%, 2/15/2020	801,652
	Lloyds TSB Bank plc
1,600,000	5.800%, 1/13/2020[g]	1,585,722
	Lukoil International Finance BV
1,900,000	6.375%, 11/5/2014[g]	1,978,375
	Merrill Lynch & Company, Inc.
1,750,000	5.450%, 2/5/2013	1,861,270
1,900,000	6.875%, 4/25/2018	2,046,228
2,000,000	7.750%, 5/14/2038	2,201,316
	MetLife Capital Trust X
1,000,000	9.250%, 4/8/2038[g]	1,170,000
	Morgan Stanley
1,875,000	4.200%, 11/20/2014	1,870,843
1,100,000	5.450%, 1/9/2017	1,115,679
1,550,000	6.625%, 4/1/2018	1,643,384
1,900,000	5.625%, 9/23/2019	1,873,915
1,500,000	5.500%, 1/26/2020	1,464,945
	MUFG Capital Finance 1, Ltd.
3,020,000	6.346%, 7/25/2016	3,000,720
	National City Bank
1,900,000	5.800%, 6/7/2017	2,005,722
	Nationwide Building Society
2,600,000	6.250%, 2/25/2020[g]	2,713,763
	New York Life Insurance Company
1,500,000	6.750%, 11/15/2039[g]	1,707,866
	Nomura Holdings, Inc.
550,000	5.000%, 3/4/2015	574,133
	Nordea Bank AB
1,500,000	3.700%, 11/13/2014[g]	1,531,907
	Preferred Term Securities XXIII, Ltd.
3,167,564	0.457%, 6/22/2010[d,e]	1,837,187
	ProLogis
1,400,000	5.625%, 11/15/2015	1,399,931
1,125,000	7.375%, 10/30/2019	1,169,264
1,500,000	6.875%, 3/15/2020	1,485,189
	Prudential Financial, Inc.
750,000	6.200%, 1/15/2015	833,737
1,600,000	6.000%, 12/1/2017	1,723,594
725,000	5.700%, 12/14/2036	708,456
	QBE Insurance Group, Ltd.
1,120,000	9.750%, 3/14/2014[g]	1,364,122
	Regency Centers, LP
1,500,000	5.875%, 6/15/2017	1,528,887
	Regions Financial Corporation
1,125,000	5.750%, 6/15/2015	1,126,110
	Reinsurance Group of America, Inc.
3,100,000	5.625%, 3/15/2017	3,165,379
	Resona Bank, Ltd.
2,600,000	5.850%, 4/15/2016[g]	2,584,405

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Financials (26.3%) - continued
	Royal Bank of Scotland Group plc
$1,100,000	7.640%, 9/29/2017	$712,250
	Royal Bank of Scotland plc
1,850,000	4.875%, 8/25/2014[g]	1,892,680
1,000,000	4.875%, 3/16/2015	1,025,342
	Simon Property Group, LP
1,485,000	5.750%, 12/1/2015	1,604,290
750,000	10.350%, 4/1/2019	971,873
1,000,000	5.650%, 2/1/2020	1,030,092
	SLM Corporation
1,275,000	5.400%, 10/25/2011	1,302,512
1,800,000	5.000%, 10/1/2013	1,774,984
1,050,000	8.000%, 3/25/2020	1,010,625
	Standard Chartered plc
2,225,000	3.850%, 4/27/2015[g]	2,235,905
	Swiss RE Capital I, LP
2,600,000	6.854%, 5/25/2016[g]	2,413,034
	TD Ameritrade Holding Corporation
2,225,000	5.600%, 12/1/2019	2,274,804
	TNK-BP Finance SA
1,900,000	7.500%, 7/18/2016[g]	2,033,000
	UnitedHealth Group, Inc.
1,500,000	6.500%, 6/15/2037	1,585,129
	Unum Group
1,500,000	7.125%, 9/30/2016	1,647,918
	USB Capital XIII Trust
1,850,000	6.625%, 12/15/2039	1,945,479
	Wachovia Bank NA
1,220,000	4.875%, 2/1/2015	1,279,560
	Wachovia Capital Trust III
2,225,000	5.800%, 3/15/2011	1,924,625
	Wachovia Corporation
1,500,000	5.250%, 8/1/2014	1,591,331
	WEA Finance, LLC
1,000,000	7.125%, 4/15/2018[g]	1,130,115
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,150,000	7.500%, 6/2/2014[g]	1,310,540
	Westpac Banking Corporation
1,900,000	4.200%, 2/27/2015	1,980,494
1,075,000	4.875%, 11/19/2019	1,091,703
	Willis North America, Inc.
2,940,000	6.200%, 3/28/2017	3,010,372
1,100,000	7.000%, 9/29/2019	1,165,103
	XL Capital, Ltd.
1,900,000	6.250%, 5/15/2027	1,864,867

	Total Financials	190,965,822

Foreign Government (2.2%)
	Brazil Government International Bond
1,850,000	5.625%, 1/7/2041	1,752,875
	British Columbia Government Notes
2,650,000	2.850%, 6/15/2015	2,664,904
	Export-Import Bank of Korea
925,000	5.875%, 1/14/2015	1,003,774
	Kommunalbanken AS
1,900,000	2.750%, 5/5/2015[c,g]	1,893,227
	Korea Development Bank/Republic of Korea
1,500,000	4.375%, 8/10/2015	1,534,177
	Korea Expressway Corporation
750,000	4.500%, 3/23/2015[g]	771,789
	Petroleos Mexicanos
1,900,000	4.875%, 3/15/2015[g]	1,957,000
	Petroleum Company of Trindad & Tobago, Ltd.
750,000	9.750%, 8/14/2019[g]	877,500
	Russia Government International Bond
3,675,000	5.000%, 4/29/2020[g]	3,596,906

	Total Foreign Government	16,052,152

Mortgage-Backed Securities (4.0%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
2,500,000	6.500%, 5/1/2040[c]	2,710,547
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
10,500,000	5.500%, 5/1/2040[c]	11,059,451
11,500,000	6.000%, 5/1/2040[c]	12,278,044
3,000,000	6.000%, 6/1/2040[c]	3,194,532

	Total Mortgage-Backed Securities	29,242,574

Technology (1.7%)
	Affiliated Computer Services, Inc.
1,900,000	5.200%, 6/1/2015	1,973,625
	Amkor Technology, Inc.
660,000	7.375%, 5/1/2018[g]	669,900
	Brocade Communications Systems, Inc.
560,000	6.625%, 1/15/2018[g]	576,800
	CA, Inc.
1,925,000	5.375%, 12/1/2019	2,007,559
	Flextronics International, Ltd.
1,110,000	6.250%, 11/15/2014	1,115,550
	International Game Technology
1,650,000	7.500%, 6/15/2019	1,921,195
	JDA Software Group, Inc.
190,000	8.000%, 12/15/2014[g]	199,025
	Oracle Corporation
1,100,000	6.125%, 7/8/2039	1,200,924
	Seagate Technology HDD Holdings
1,130,000	6.800%, 10/1/2016	1,146,950
	Xerox Corporation
750,000	4.250%, 2/15/2015	766,525
550,000	5.625%, 12/15/2019	577,618

	Total Technology	12,155,671

Transportation (2.3%)
	American Airlines Pass Through Trust
1,092,424	10.375%, 7/2/2019	1,264,480
	Continental Airlines, Inc.
675,000	7.250%, 11/10/2019	722,250
1,326,092	5.983%, 4/19/2022	1,312,831

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (94.8%)	Value
Transportation (2.3%) - continued
	CSX Corporation
$793,000	7.900%, 5/1/2017	$953,053
1,107,000	6.220%, 4/30/2040[g]	1,159,545
	Delta Air Lines, Inc.
750,000	9.500%, 9/15/2014[g]	794,062
2,050,000	7.750%, 12/17/2019	2,239,625
	FedEx Corporation
3,885,312	6.720%, 1/15/2022	4,375,750
	Kansas City Southern de Mexico SA de CV
740,000	7.375%, 6/1/2014	754,800
	Navios Maritime Holdings, Inc.
990,000	8.875%, 11/1/2017[g]	1,034,550
	United Air Lines, Inc.
1,700,000	10.400%, 11/1/2016	1,844,500

	Total Transportation	16,455,446

U.S. Government and Agencies (2.4%)
	U.S. Treasury Notes
900,000	2.625%, 6/30/2014	919,406
3,000,000	2.500%, 3/31/2015[h]	3,015,000
1,700,000	3.250%, 5/31/2016	1,738,648
2,500,000	3.125%, 5/15/2019	2,415,430
	U.S. Treasury Notes, TIPS
1,609,830	2.500%, 7/15/2016	1,789,679
1,965,683	1.625%, 1/15/2018	2,056,442
1,928,671	1.875%, 7/15/2019	2,040,925
3,207,296	1.375%, 1/15/2020	3,235,610

	Total U.S. Government and Agencies	17,211,140

U.S. Municipals (0.8%)
	California General Obligation Bonds (Build America Bonds)
1,750,000	7.950%, 3/1/2036	1,859,533
	Illinois General Obligation Bonds
1,600,000	4.421%, 1/1/2015	1,624,640
	Illinois General Obligation Bonds (Build America Bonds)
2,235,000	6.630%, 2/1/2035	2,268,547

	Total U.S. Municipals	5,752,720

Utilities (6.6%)
	Abu Dhabi National Energy Company
900,000	6.250%, 9/16/2019[g]	924,876
	AES Corporation
1,150,000	8.000%, 6/1/2020	1,178,750
	Cleveland Electric Illuminating Company
1,065,000	5.700%, 4/1/2017	1,126,425
	Columbus Southern Power Company
1,600,000	6.050%, 5/1/2018	1,735,715
	Commonwealth Edison Company
2,170,000	7.500%, 7/1/2013	2,466,073
1,000,000	6.150%, 9/15/2017	1,118,222
	Consolidated Natural Gas Company
1,100,000	5.000%, 12/1/2014	1,184,009
	DTE Energy Company
1,500,000	6.375%, 4/15/2033	1,526,480
	El Paso Corporation
1,330,000	8.250%, 2/15/2016	1,443,050
	Exelon Generation Company, LLC
600,000	5.200%, 10/1/2019	619,756
	Florida Power Corporation
1,000,000	6.400%, 6/15/2038	1,131,238
	Illinois Power Company
1,800,000	6.125%, 11/15/2017	1,959,712
	ITC Holdings Corporation
2,000,000	5.875%, 9/30/2016[g]	2,104,718
2,500,000	6.050%, 1/31/2018[g]	2,648,223
	MidAmerican Energy Holdings Company
2,200,000	6.500%, 9/15/2037	2,406,871
	Nevada Power Company
1,700,000	6.750%, 7/1/2037	1,892,007
	NiSource Finance Corporation
1,700,000	6.400%, 3/15/2018	1,857,984
	NRG Energy, Inc.
1,250,000	7.375%, 2/1/2016	1,237,500
	Ohio Edison Company
950,000	6.875%, 7/15/2036	1,055,063
	Ohio Power Company
1,300,000	5.375%, 10/1/2021	1,361,396
	Pennsylvania Electric Company
2,300,000	5.200%, 4/1/2020	2,351,536
	Petrobras International Finance Company
1,200,000	5.750%, 1/20/2020	1,218,797
	Power Receivables Finance, LLC
836,699	6.290%, 1/1/2012[d]	856,763
	Progress Energy, Inc.
725,000	7.000%, 10/30/2031	828,257
	PSEG Power, LLC
3,200,000	5.000%, 4/1/2014	3,392,774
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
900,000	5.832%, 9/30/2016[g]	969,777
	Southern Star Central Corporation
2,400,000	6.750%, 3/1/2016	2,436,000
	Southwestern Public Service Company
1,730,000	6.000%, 10/1/2036	1,757,782
	Union Electric Company
1,600,000	6.400%, 6/15/2017	1,776,893
	Williams Partners, LP
1,500,000	5.250%, 3/15/2020[g]	1,542,825

	Total Utilities	48,109,472

	Total Long-Term Fixed Income (cost $665,748,045)	688,477,611

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Shares	Mutual Funds (1.8%)	Value
Fixed Income Mutual Funds (1.8%)
2,749,045	Thrivent High Yield Fund	12,948,003

	Total Fixed Income Mutual Funds	12,948,003

	Total Mutual Funds (cost $9,700,000)	12,948,003

Shares	Preferred Stock (0.4%)	Value
Financials (0.4%)
28,000	Citigroup Capital XII, 8.500%[i]	$729,400
13,000	Citigroup, Inc., Convertible, 7.500%	1,713,660
238,000	Federal National Mortgage Association, 8.250%[i]	347,480
100	GMAC, Inc., 7.000%[g]	84,928

	Total Financials	2,875,468

	Total Preferred Stock (cost $6,506,904)	2,875,468

Shares	Common Stock (0.1%)	Value
Financials (0.1%)
9,893	CIT Group, Inc.[i]	401,656

	Total Financials	401,656

	Total Common Stock (cost $313,151)	401,656

Shares	Collateral Held for Securities Loaned (1.4%)	Value
10,226,395	Thrivent Financial Securities Lending Trust	10,226,395

	Total Collateral Held for Securities Loaned (cost $10,226,395)	10,226,395

Principal Amount	Short-Term Investments (3.8%)[j]	Value
	Federal Home Loan Bank Discount Notes
6,555,000	0.060%, 5/3/2010	6,554,978
15,000,000	0.160%, 5/12/2010	14,999,266
	Federal Home Loan Mortgage Corporation Discount Notes
6,000,000	0.165%, 5/19/2010[k]	5,999,505
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[k,l]	299,901

	Total Short-Term Investments (at amortized cost)	27,853,650

	Total Investments (cost $724,748,722) 102.9%	$747,256,911

	Other Assets and Liabilities, Net (2.9%)	(21,406,836)

	Total Net Assets 100.0%	$725,850,075

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded as discussed in item 2(T) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	1,171,217
Commercial Mortgage Pass-Through Certificates	10/18/2006	4,000,000
Commercial Mortgage Pass-Through Certificates	5/2/2007	3,500,000
Power Receivables Finance, LLC	9/30/2003	836,453
Preferred Term Securities XXIII, Ltd.	9/14/2006	3,167,564
Wachovia Bank Commercial Mortgage Trust	5/2/2007	5,000,321

e	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
f	All or a portion of the security is insured or guaranteed.
g

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $146,363,523 or 20.2% of total net assets.

h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	At April 30, 2010, $999,868 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
l	At April 30, 2010, $99,967 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$46,782,669
Gross unrealized depreciation	(24,274,480)

Net unrealized appreciation (depreciation)	$22,508,189

Cost for federal income tax purposes	$724,748,722

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Income Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,483,402	–	1,483,402	–
Communications Services	749,368	–	749,368	–
Consumer Cyclical	710,794	–	710,794	–
Consumer Non-Cyclical	610,455	–	610,455	–
Financials	200,536	–	200,536	–
Technology	719,573	–	719,573	–
Long-Term Fixed Income
Asset-Backed Securities	14,454,717	–	14,454,717	–
Basic Materials	40,516,907	–	40,516,907	–
Capital Goods	17,779,921	–	17,779,921	–
Collateralized Mortgage Obligations	15,617,755	–	15,617,755	–
Commercial Mortgage-Backed Securities	42,727,906	–	42,727,906	–
Communications Services	77,435,098	–	77,435,098	–
Consumer Cyclical	45,051,967	–	45,051,967	–
Consumer Non-Cyclical	40,957,767	–	40,957,767	–
Energy	57,990,576	–	57,990,576	–
Financials	190,965,822	–	189,128,635	1,837,187
Foreign Government	16,052,152	–	16,052,152	–
Mortgage-Backed Securities	29,242,574	–	29,242,574	–
Technology	12,155,671	–	12,155,671	–
Transportation	16,455,446	–	9,071,760	7,383,686
U.S. Government and Agencies	17,211,140	–	17,211,140	–
U.S. Municipals	5,752,720	–	5,752,720	–
Utilities	48,109,472	–	48,109,472	–
Mutual Funds
Fixed Income Mutual Funds	12,948,003	12,948,003	–	–
Preferred Stock
Financials	2,875,468	2,790,540	84,928	–
Common Stock
Financials	401,656	401,656	–	–
Collateral Held for Securities Loaned	10,226,395	10,226,395	–	–
Short-Term Investments	27,853,650	–	27,853,650	–

Total	$747,256,911	$26,366,594	$711,669,444	$9,220,873

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,301,858	1,301,858	–	–

Total Asset Derivatives	$1,301,858	$1,301,858	$–	$–

Liability Derivatives
Futures Contracts	1,310,040	1,310,040	–	–
Credit Default Swaps	76,903	–	76,903	–

Total Liability Derivatives	$1,386,943	$1,310,040	$76,903	$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Long-Term Fixed Income
Commercial Mortgage-Backed Securities	6,581,250	–	367,656	(81,250)	(6,867,656)	–	–	–
Financials	–	–	–	494,344	(33,700)	1,376,543	–	1,837,187
Transportation	4,426,000	(6,848)	37,566	401,133	620,554	1,905,281	–	7,383,686

Total	$11,007,250	($6,848)	$405,222	$814,227	($6,280,802)	$3,281,824	$–	$9,220,873

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	155	June 2010	$33,645,160	$33,724,610	$79,450
5-Yr. U.S. Treasury Bond Futures	(335)	June 2010	(38,573,329)	(38,812,893)	(239,564)
10-Yr. U.S. Treasury Bond Futures	(860)	June 2010	(100,328,899)	(101,399,375)	(1,070,476)
20-Yr. U.S. Treasury Bond Futures	440	June 2010	51,165,092	52,387,500	1,222,408
Total Futures Contracts					($8,182)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 14, 5 Year, at 5.00%; Bank of America	Buy	6/20/2015	$5,650,000	($7,051)	($6,561)	($13,612)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	10,000,000	(2,153)	(61,138)	(63,291)
Total Credit Default Swaps					($67,699)	($76,903)

1

As the buyer of protection, Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Income Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,301,858
Total Interest Rate Contracts		1,301,858

Total Asset Derivatives		$1,301,858

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,310,040
Total Interest Rate Contracts		1,310,040

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	76,903
Total Credit Contracts		76,903

Total Liability Derivatives		$1,386,943

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,081,450)

Total Interest Rate Contracts		(2,081,450)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	48,627
Total Credit Contracts		48,627

Total		($2,032,823)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Income Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	579,573
Total Interest Rate Contracts		579,573
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(196,772)
Total Credit Contracts		(196,772)

Total		$382,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table presents Income Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$212,835,686	28.1%	N/A	N/A
Credit Contracts	N/A	N/A	$15,382,346	2.0%

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
High Yield	$12,288,232	$–	$–	2,749,045	$12,948,003	$532,109
Money Market	120,371	995,131	1,115,502	–	–	–
Thrivent Financial Securities Lending Trust	1,776,500	37,240,370	28,790,475	10,226,395	10,226,395	2,633
Total Value and Income Earned	14,185,103				23,174,398	534,742

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (101.6%)	Value
Asset-Backed Securities (6.9%)
	Americredit Automobile Receivables Trust
$1,222,366	0.329%, 5/6/2010[a,b]	$1,217,614
	Carrington Mortgage Loan Trust
650,000	0.413%, 5/25/2010[b]	289,504
	Countrywide Asset-Backed Certificates
1,186,345	5.549%, 8/25/2021[a]	967,119
	Credit Based Asset Servicing and Securitization, LLC
970,505	5.501%, 12/25/2036	731,211
	First Franklin Mortgage Loan Asset-Backed Certificates
46,693	0.353%, 5/25/2010[b]	46,422
	First Horizon ABS Trust
2,565,159	0.393%, 5/25/2010[a,b]	1,637,821
2,152,071	0.423%, 5/25/2010[a,b]	1,139,487
	GMAC Mortgage Corporation Loan Trust
3,283,203	0.443%, 5/25/2010[a,b]	1,281,056
2,614,080	0.443%, 5/25/2010[a,b]	1,371,663
	Goldman Sachs Alternative Mortgage Products Trust
1,051,984	0.343%, 5/25/2010[b]	950,667
	Green Tree Financial Corporation
481,859	7.650%, 10/15/2027	488,211
	Merna Reinsurance, Ltd.
2,300,000	2.040%, 7/7/2010[c]	2,285,740
	Popular ABS Mortgage Pass-Through Trust
900,000	5.297%, 11/25/2035	763,096
	Renaissance Home Equity Loan Trust
4,379,660	5.608%, 5/25/2036	3,591,439
1,000,000	5.285%, 1/25/2037	806,116
	Wachovia Asset Securitization, Inc.
3,345,083	0.403%, 5/25/2010[a,b,d]	2,153,397

	Total Asset-Backed Securities	19,720,563

Basic Materials (1.5%)
	ArcelorMittal
1,000,000	6.125%, 6/1/2018	1,077,988
	Dow Chemical Company
800,000	8.550%, 5/15/2019	977,534
	Noble Group, Ltd.
1,200,000	6.750%, 1/29/2020[c]	1,242,000
	Rio Tinto Finance USA, Ltd.
800,000	9.000%, 5/1/2019	1,030,697

	Total Basic Materials	4,328,219

Capital Goods (1.3%)
	Deere & Company
800,000	4.375%, 10/16/2019	819,594
	Hutchinson Whampoa Finance, Ltd.
1,000,000	5.750%, 9/11/2019[c]	1,046,954
	Republic Services, Inc.
400,000	5.000%, 3/1/2020[c]	401,791
800,000	5.250%, 11/15/2021[c]	814,470
	Textron, Inc.
500,000	7.250%, 10/1/2019	549,791

	Total Capital Goods	3,632,600

Collateralized Mortgage Obligations (5.1%)
	Banc of America Mortgage Securities, Inc.
2,760,469	4.789%, 9/25/2035	2,453,800
	Bear Stearns Mortgage Funding Trust
981,536	0.403%, 5/25/2010[b]	206,328
	Chase Mortgage Finance Corporation
516,703	5.398%, 1/25/2036	147,779
	Countrywide Alternative Loan Trust
1,644,502	6.000%, 1/25/2037	1,113,163
	HomeBanc Mortgage Trust
1,911,639	5.957%, 4/25/2037	1,315,179
	J.P. Morgan Alternative Loan Trust
2,870,038	5.773%, 3/25/2036	2,041,931
	J.P. Morgan Mortgage Trust
691,167	5.752%, 6/25/2036	664,878
	Merrill Lynch Mortgage Investors, Inc.
2,473,752	4.859%, 6/25/2035	2,300,899
	Thornburg Mortgage Securities Trust
1,761,539	0.373%, 5/25/2010[b]	1,722,731
	WaMu Mortgage Pass Through Certificates
977,167	5.846%, 8/25/2046	842,013
	Wells Fargo Mortgage Backed Securities Trust
2,146,851	6.000%, 7/25/2037	1,897,121

	Total Collateralized Mortgage Obligations	14,705,822

Commercial Mortgage-Backed Securities (10.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
5,000,000	0.404%, 5/15/2010[b,d]	4,340,170
	Citigroup/Deutsche Bank Commercial Mortgage
1,250,000	5.322%, 12/11/2049	1,214,091
	Commercial Mortgage Pass-Through Certificates
92,856	0.354%, 5/15/2010[b,c]	90,910
4,000,000	0.384%, 5/15/2010[b,d]	3,383,964
	Credit Suisse Mortgage Capital Certificates
4,000,000	0.424%, 5/15/2010[b,c]	3,463,484
1,200,000	5.467%, 9/15/2039	1,180,265
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	869,007
	GS Mortgage Securities Corporation II
3,000,000	0.379%, 5/6/2010[b,c]	2,865,243

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (101.6%)	Value
Commercial Mortgage-Backed Securities (10.0%) - continued
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
$2,000,000	5.336%, 5/15/2047	$1,972,418
	Merrill Lynch Mortgage Trust
2,000,000	5.441%, 1/12/2044	1,951,990
	Morgan Stanley Capital I, Inc.
1,500,000	4.970%, 4/14/2040	1,518,437
	TIAA Seasoned Commercial Mortgage Trust
2,000,000	5.791%, 8/15/2039	2,140,540
	Wachovia Bank Commercial Mortgage Trust
2,000,000	5.765%, 7/15/2045	2,069,946
1,500,000	5.308%, 11/15/2048	1,526,383

	Total Commercial Mortgage-Backed Securities	28,586,848

Communications Services (5.6%)
	America Movil SA de CV
800,000	5.000%, 3/30/2020[c]	805,493
	AT&T, Inc.
300,000	6.500%, 9/1/2037	319,617
	CBS Corporation
800,000	8.875%, 5/15/2019	990,732
	Cellco Partnership/Verizon Wireless Capital, LLC
550,000	5.550%, 2/1/2014	605,551
	Cox Communications, Inc.
875,000	9.375%, 1/15/2019[c]	1,128,516
750,000	8.375%, 3/1/2039[c]	973,885
	Crown Castle Towers, LLC
800,000	6.113%, 1/15/2020[c]	850,413
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
500,000	7.625%, 5/15/2016	558,125
	Frontier Communications Corporation
681,000	6.250%, 1/15/2013	696,322
	NBC Universal, Inc.
800,000	5.150%, 4/30/2020[c]	809,337
	New Cingular Wireless Services, Inc.
520,000	8.750%, 3/1/2031	685,728
	News America, Inc.
425,000	5.650%, 8/15/2020	456,145
510,000	6.400%, 12/15/2035	536,221
	Qwest Corporation
1,650,000	8.875%, 3/15/2012	1,802,625
	Rogers Communications, Inc.
975,000	6.750%, 3/15/2015	1,114,012
130,000	8.750%, 5/1/2032	163,096
	SBA Tower Trust
800,000	5.101%, 4/15/2017[c]	824,005
	Telecom Italia Capital SA
975,000	5.250%, 10/1/2015	1,005,406
	Time Warner Cable, Inc.
200,000	8.750%, 2/14/2019	250,600
	Verizon Communications, Inc.
990,000	5.550%, 2/15/2016	1,090,326
350,000	8.950%, 3/1/2039	482,765

	Total Communications Services	16,148,920

Consumer Cyclical (2.1%)
	CVS Caremark Corporation
1,000,000	6.125%, 9/15/2039	1,025,471
	Ford Motor Credit Company, LLC
600,000	7.000%, 4/15/2015	610,164
	Hyundai Motor Manufacturing Czech
1,000,000	4.500%, 4/15/2015[c]	1,009,199
	Nissan Motor Acceptance Corporation
1,110,000	5.625%, 3/14/2011[c]	1,151,351
800,000	4.500%, 1/30/2015[c]	807,734
	Wal-Mart Stores, Inc.
800,000	5.875%, 4/5/2027	866,887
	Wyndham Worldwide Corporation
500,000	7.375%, 3/1/2020	516,297

	Total Consumer Cyclical	5,987,103

Consumer Non-Cyclical (2.5%)
	Altria Group, Inc.
525,000	9.700%, 11/10/2018	660,235
	Anheuser-Busch InBev Worldwide, Inc.
1,500,000	5.375%, 11/15/2014[c]	1,631,870
	CareFusion Corporation
350,000	6.375%, 8/1/2019	390,993
	HCA, Inc.
850,000	9.250%, 11/15/2016	919,062
	Johnson & Johnson
750,000	5.950%, 8/15/2037	834,965
	Kraft Foods, Inc.
1,000,000	5.375%, 2/10/2020	1,037,214
	Kroger Company
800,000	6.400%, 8/15/2017	909,333
	Life Technologies Corporation
800,000	4.400%, 3/1/2015	821,272

	Total Consumer Non-Cyclical	7,204,944

Energy (1.7%)
	CenterPoint Energy Resources Corporation
1,150,000	6.125%, 11/1/2017	1,247,836
	Forest Oil Corporation
1,000,000	7.250%, 6/15/2019	1,015,000
	ONEOK Partners, LP
450,000	8.625%, 3/1/2019	564,767
	Valero Energy Corporation
800,000	6.125%, 2/1/2020	830,797
	XTO Energy, Inc.
800,000	5.500%, 6/15/2018	878,901
200,000	6.375%, 6/15/2038	231,553

	Total Energy	4,768,854

Financials (20.4%)
	AMB Property, LP
800,000	6.125%, 12/1/2016	855,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (101.6%)	Value
Financials (20.4%) - continued
	American Express Bank FSB/Salt Lake City, UT
$500,000	6.000%, 9/13/2017	$540,304
	American Express Company
400,000	7.000%, 3/19/2018	457,364
	Axis Specialty Finance, LLC
1,100,000	5.875%, 6/1/2020	1,099,924
	Banco Santander Chile
800,000	2.875%, 11/13/2012[c]	801,312
	Bank of America Corporation
1,100,000	6.500%, 8/1/2016	1,186,525
	Barclays Bank plc
1,000,000	6.750%, 5/22/2019	1,122,753
1,000,000	5.125%, 1/8/2020	999,956
	Bear Stearns Companies, Inc.
800,000	6.400%, 10/2/2017	885,055
	Blackstone Holdings Finance Company, LLC
850,000	6.625%, 8/15/2019[c]	880,550
	Cantor Fitzgerald, LP
1,750,000	7.875%, 10/15/2019[c]	1,775,067
	Capital One Bank USA NA
900,000	8.800%, 7/15/2019	1,103,622
	Capital One Capital V
850,000	10.250%, 8/15/2039	1,020,000
	Citigroup, Inc.
300,000	6.500%, 8/19/2013	324,530
1,250,000	5.000%, 9/15/2014	1,265,324
800,000	8.500%, 5/22/2019	944,422
	CNA Financial Corporation
800,000	6.500%, 8/15/2016	827,075
	Commonwealth Bank of Australia
800,000	3.750%, 10/15/2014[c]	817,383
	Corestates Capital Trust I
1,250,000	8.000%, 12/15/2026[c]	1,285,958
	Credit Suisse Securities USA, LLC, Convertible
1,200,000	1.000%, 4/28/2017[e]	1,178,040
	Discover Bank
750,000	8.700%, 11/18/2019	851,723
500,000	7.000%, 4/15/2020	513,728
	Federal Realty Investment Trust
500,000	5.900%, 4/1/2020	507,521
	Fifth Third Bancorp
650,000	5.450%, 1/15/2017	654,262
	General Electric Capital Corporation
400,000	6.000%, 8/7/2019	432,367
300,000	6.875%, 1/10/2039	333,470
	Goldman Sachs Group, Inc., Convertible
2,000,000	1.000%, 1/31/2015[e]	1,691,928
	Health Care REIT, Inc.
800,000	6.125%, 4/15/2020	825,601
	HSBC Capital Funding, LP/Jersey Channel Islands
800,000	9.547%, 6/30/2010[c]	802,000
	HSBC Holdings plc
575,000	6.500%, 5/2/2036	611,024
	International Lease Finance Corporation
300,000	8.625%, 9/15/2015[c]	296,250
	J.P. Morgan Chase & Company
$800,000	4.950%, 3/25/2020	801,259
	Liberty Property, LP
630,000	5.500%, 12/15/2016	645,176
	Lincoln National Corporation
850,000	8.750%, 7/1/2019	1,060,317
	Lloyds TSB Bank plc
1,200,000	5.800%, 1/13/2020[c]	1,189,291
	Merrill Lynch & Company, Inc.
1,125,000	5.450%, 2/5/2013	1,196,531
475,000	6.875%, 4/25/2018	511,557
	Morgan Stanley
800,000	7.300%, 5/13/2019	878,462
800,000	5.625%, 9/23/2019	789,017
800,000	5.500%, 1/26/2020	781,304
	MUFG Capital Finance 1, Ltd.
1,595,000	6.346%, 7/25/2016	1,584,818
	Nationwide Building Society
800,000	6.250%, 2/25/2020[c]	835,004
	Nordea Bank AB
800,000	4.875%, 1/27/2020[c]	796,512
	PNC Funding Corporation
800,000	5.125%, 2/8/2020	814,529
	Principal Financial Group, Inc.
800,000	8.875%, 5/15/2019	986,844
	ProLogis
800,000	7.375%, 10/30/2019	831,477
350,000	6.875%, 3/15/2020	346,544
	Prudential Financial, Inc.
200,000	4.750%, 9/17/2015	207,587
775,000	6.100%, 6/15/2017	839,730
390,000	5.700%, 12/14/2036	381,101
	Rabobank Nederland
500,000	11.000%, 6/30/2019[c]	643,225
	Rabobank Nederland NV
1,200,000	4.750%, 1/15/2020[c]	1,213,781
	Reinsurance Group of America, Inc.
950,000	5.625%, 3/15/2017	970,035
1,000,000	6.450%, 11/15/2019	1,057,752
	Royal Bank of Scotland Group plc
800,000	6.400%, 10/21/2019	821,022
	Royal Bank of Scotland plc
850,000	4.875%, 8/25/2014[c]	869,610
	SLM Corporation
800,000	5.125%, 8/27/2012	807,186
400,000	8.000%, 3/25/2020	385,000
	State Street Capital Trust III
1,200,000	8.250%, 3/15/2042	1,232,148
	Swiss RE Capital I, LP
850,000	6.854%, 5/25/2016[c]	788,877
	TNK-BP Finance SA
800,000	6.250%, 2/2/2015[c]	832,000
	Travelers Companies, Inc.
350,000	6.250%, 6/15/2037	379,760
	UnitedHealth Group, Inc.
550,000	6.500%, 6/15/2037	581,214
	USB Capital XIII Trust
800,000	6.625%, 12/15/2039	841,288
	Wachovia Bank NA
770,000	4.875%, 2/1/2015	807,591

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (101.6%)	Value
Financials (20.4%) - continued
	Wachovia Capital Trust III
$1,895,000	5.800%, 3/15/2011	$1,639,175
	Wells Fargo & Company
850,000	4.950%, 10/16/2013	904,732
	Westpac Banking Corporation
800,000	2.250%, 11/19/2012	809,550
	Willis North America, Inc.
760,000	6.200%, 3/28/2017	778,191

	Total Financials	58,730,044

Foreign Government (1.4%)
	Corporacion Andina de Fomento
2,000,000	5.750%, 1/12/2017	2,094,494
	Qatar Government International Bond
800,000	4.000%, 1/20/2015[c]	821,000
	Russia Government International Bond
1,250,000	5.000%, 4/29/2020[c]	1,223,438

	Total Foreign Government	4,138,932

Mortgage-Backed Securities (20.7%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,000,000	6.500%, 5/1/2039[f]	5,405,470
46,000,000	5.500%, 5/1/2040[f]	48,450,926
5,200,000	6.000%, 5/1/2040[f]	5,551,811

	Total Mortgage-Backed Securities	59,408,207

Technology (0.7%)
	Affiliated Computer Services, Inc.
800,000	5.200%, 6/1/2015	831,000
	Oracle Corporation
1,000,000	5.750%, 4/15/2018	1,117,422

	Total Technology	1,948,422

Transportation (1.7%)
	American Airlines Pass Through Trust
893,801	10.375%, 7/2/2019	1,034,575
	Continental Airlines, Inc.
800,000	7.250%, 11/10/2019	856,000
	Delta Air Lines, Inc.
800,000	7.750%, 12/17/2019	874,000
	FedEx Corporation
1,031,205	6.720%, 1/15/2022	1,161,372
	United Air Lines, Inc.
800,000	10.400%, 11/1/2016	868,000

	Total Transportation	4,793,947

U.S. Government and Agencies (15.7%)
	U.S. Treasury Bonds
1,500,000	4.500%, 5/15/2038	1,499,532
525,000	4.250%, 5/15/2039	501,293
900,000	4.625%, 2/15/2040	914,203
	U.S. Treasury Notes
4,000,000	3.500%, 5/31/2013	4,237,812
3,500,000	1.500%, 12/31/2013	3,457,342
400,000	1.750%, 1/31/2014	397,906
4,000,000	1.875%, 4/30/2014	3,979,376
1,650,000	2.375%, 9/30/2014	1,661,860
6,300,000	2.250%, 1/31/2015	6,276,375
4,500,000	2.750%, 2/15/2019	4,239,491
800,000	3.625%, 2/15/2020	797,625
	U.S. Treasury Notes, TIPS
5,500,253	2.500%, 7/15/2016	6,114,735
5,329,222	1.875%, 7/15/2019	5,639,399
5,261,970	1.375%, 1/15/2020	5,308,423

	Total U.S. Government and Agencies	45,025,372

U.S. Municipals (0.3%)
	North Texas Tollway Authority Revenue Bonds (Build America Bonds)
850,000	6.718%, 1/1/2049	921,825

	Total U.S. Municipals	921,825

Utilities (4.0%)
	Abu Dhabi National Energy Company
850,000	6.250%, 9/16/2019[c]	873,494
	Cleveland Electric Illuminating Company
825,000	5.700%, 4/1/2017	872,583
	FirstEnergy Solutions Corporation
850,000	4.800%, 2/15/2015	879,594
	ITC Holdings Corporation
775,000	6.050%, 1/31/2018[c]	820,949
	MidAmerican Energy Holdings Company
775,000	6.500%, 9/15/2037	847,875
	NiSource Finance Corporation
400,000	6.125%, 3/1/2022	424,703
	Pennsylvania Electric Company
800,000	5.200%, 4/1/2020	817,926
	Petrobras International Finance Company
1,000,000	5.750%, 1/20/2020	1,015,664
	Potomac Electric Power Company
600,000	7.900%, 12/15/2038	777,006
	Power Receivables Finance, LLC
418,349	6.290%, 1/1/2012[d]	428,381
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
700,000	5.298%, 9/30/2020[c]	728,742
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
375,000	5.832%, 9/30/2016[c]	404,074
	Union Electric Company
1,150,000	6.400%, 6/15/2017	1,277,142
	Virginia Electric & Power Company
515,000	6.000%, 1/15/2036	548,018

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (101.6%)	Value
Utilities (4.0%) - continued
	Williams Partners, LP
$800,000	5.250%, 3/15/2020[c]	$822,840

	Total Utilities	11,538,991

	Total Long-Term Fixed Income (cost $294,677,438)	291,589,613

Shares	Mutual Funds (4.3%)	Value
Fixed Income Mutual Funds (4.3%)
2,646,014	Thrivent High Yield Fund	$12,462,724

	Total Fixed Income Mutual Funds	12,462,724

	Total Mutual Funds (cost $9,800,000)	12,462,724

Shares	Preferred Stock (0.2%)	Value
Financials (0.2%)
4,850	Citigroup, Inc., Convertible, 7.500%	639,327
56,005	Federal National Mortgage Association, 8.250%[g]	81,767

	Total Financials	721,094

	Total Preferred Stock (cost $1,313,096)	721,094

Contracts	Options Purchased (<0.1%)	Value
	Call on 10-Yr. U.S. Treasury Bond Futures
90	$118.00, expires 5/22/2010	$54,844
	Put on 10-Yr. U.S. Treasury Bond Futures
175	$114.00, expires 5/22/2010	5,469

	Total Options Purchased (cost $133,451)	60,313

Principal Amount	Short-Term Investments (12.8%)[h]	Value
	Federal Home Loan Bank Discount Notes
8,000,000	0.143%, 5/12/2010	7,999,651
	Federal Home Loan Mortgage Corporation Discount Notes
23,000,000	0.165%, 5/19/2010[i]	22,998,103
	Federal National Mortgage Association Discount Notes
300,000	0.180%, 7/7/2010[i,j]	299,900
	Park Avenue Receivables Corporation
5,525,000	0.200%, 5/3/2010	5,524,939

	Total Short-Term Investments (at amortized cost)	36,822,593

	Total Investments (cost $342,746,578) 118.9%	$341,656,337

	Other Assets and Liabilities, Net (18.9%)	(54,228,977)

	Total Net Assets 100.0%	$287,427,360

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $41,723,752 or 14.5% of total net assets.

d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Core Bond Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$5,000,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	4,000,000
Power Receivables Finance, LLC	9/30/2003	418,226
Wachovia Asset Securitization, Inc.	3/16/2007	3,345,083

e	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	Non-income producing security.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
i	At April 30, 2010, $299,925 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
j	At April 30, 2010, $99,967 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,465,631
Gross unrealized depreciation	(14,555,872)

Net unrealized appreciation (depreciation)	($1,090,241)

Cost for federal income tax purposes	$342,746,578

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Core Bond Fund's assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	19,720,563	–	15,281,426	4,439,137
Basic Materials	4,328,219	–	4,328,219	–
Capital Goods	3,632,600	–	3,632,600	–
Collateralized Mortgage Obligations	14,705,822	–	14,705,822	–
Commercial Mortgage-Backed Securities	28,586,848	–	28,586,848	–
Communications Services	16,148,920	–	16,148,920	–
Consumer Cyclical	5,987,103	–	5,987,103	–
Consumer Non-Cyclical	7,204,944	–	7,204,944	–
Energy	4,768,854	–	4,768,854	–
Financials	58,730,044	–	57,552,004	1,178,040
Foreign Government	4,138,932	–	4,138,932	–
Mortgage-Backed Securities	59,408,207	–	59,408,207	–
Technology	1,948,422	–	1,948,422	–
Transportation	4,793,947	–	1,161,372	3,632,575
U.S. Government and Agencies	45,025,372	–	45,025,372	–
U.S. Municipals	921,825	–	921,825	–
Utilities	11,538,991	–	11,538,991	–
Mutual Funds
Fixed Income Mutual Funds	12,462,724	12,462,724	–	–
Preferred Stock
Financials	721,094	721,094	–	–
Options Purchased	60,313	60,313	–	–
Short-Term Investments	36,822,593	–	36,822,593	–

Total	$341,656,337	$13,244,131	$319,162,454	$9,249,752

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	219,913	219,913	–	–

Total Asset Derivatives	$219,913	$219,913	$–	$–

Liability Derivatives
Futures Contracts	372,868	372,868	–	–
Credit Default Swaps	69,363	–	69,363	–

Total Liability Derivatives	$442,231	$372,868	$69,363	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Core Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	1,562,025	–	–	683,037	(65,675)	2,259,750	–	4,439,137
Commercial Mortgage- Backed Securities	2,025,000	–	113,125	(25,000)	(2,113,125)	–	–	–
Financials	–	–	–	(21,960)	1,200,000	–	–	1,178,040
Transportation	816,000	–	–	212,774	793,801	1,810,000	–	3,632,575

Total	$4,403,025	$–	$113,125	$848,851	($184,999)	$4,069,750	$–	$9,249,752

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(100)	June 2010	($21,706,883)	($21,757,814)	($50,931)
5-Yr. U.S. Treasury Bond Futures	(45)	June 2010	(5,190,003)	(5,213,673)	(23,670)
10-Yr. U.S. Treasury Bond Futures	(225)	June 2010	(26,230,639)	(26,528,906)	(298,267)
20-Yr. U.S. Treasury Bond Futures	80	June 2010	9,305,088	9,525,001	219,913
Total Futures Contracts					($152,955)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	$6,000,000	($19,439)	($36,683)	($17,244)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	6,000,000	(20,733)	(36,682)	(15,949)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2014	6,000,000	(20,084)	(36,683)	(16,599)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2014	6,000,000	(34,355)	(36,682)	(2,327)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chase and Co.	Buy	12/20/2014	6,000,000	(19,439)	(36,683)	(17,244)
Total Credit Default Swaps					($183,413)	($69,363)

1

As the buyer of protection, Core Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Core Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Core Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$219,913
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	60,313
Total Interest Rate Contracts		280,226

Total Asset Derivatives		$280,226

Liability Derivatives

Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	372,868
Total Interest Rate Contracts		372,868

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	69,363
Total Credit Contracts		69,363

Total Liability Derivatives		$442,231

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	100,579
Futures	Net realized gains/(losses) on Futures contracts	(955,548)

Total Interest Rate Contracts		(854,969)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	99,424
Total Credit Contracts		99,424

Total		($755,545)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Core Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	466,625
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(73,138)
Total Interest Rate Contracts		393,487
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(233,053)
Total Credit Contracts		(233,053)

Total		$160,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

Core Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table presents Core Bond Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$40,068,478	13.7%	N/A	N/A	126
Credit Contracts	N/A	N/A	$31,355,609	10.7%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Core Bond Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
High Yield	$11,827,681	$–	$–	2,646,014	$12,462,724	$512,166
Money Market	309,880	3,031,739	3,341,619	–	–	–
Total Value and Income Earned	12,137,561				12,462,724	512,166

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (98.8%)	Value
Financials (3.9%)
	BRFkredit AS
$1,000,000	2.050%, 4/15/2013[a]	$1,005,157
	CIE Financement Foncier
1,000,000	2.125%, 4/22/2013[a]	1,006,768
	Dexia Credit Local SA
1,000,000	2.750%, 4/29/2014[a]	1,006,431
	Royal Bank of Canada
1,000,000	3.125%, 4/14/2015[a]	1,017,623

	Total Financials	4,035,979

Foreign Government (2.8%)
	British Columbia Government Notes
1,000,000	2.850%, 6/15/2015	1,005,624
	Kommunalbanken AS
1,000,000	2.750%, 5/5/2015[a,b]	996,435
	Kreditanstalt fuer Wiederaufbau
825,000	1.250%, 6/15/2012	823,850

	Total Foreign Government	2,825,909

Mortgage-Backed Securities (10.2%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,000,000	6.000%, 5/1/2040[b]	4,281,248
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
2,000,000	5.000%, 5/1/2025[b]	2,110,938
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
4,000,000	4.500%, 5/1/2040[b,c]	4,032,500

	Total Mortgage-Backed Securities	10,424,686

U.S. Government and Agencies (81.9%)
	Federal Home Loan Banks
7,125,000	1.125%, 5/18/2012	7,119,784
3,750,000	5.375%, 5/18/2016	4,213,027
5,400,000	5.000%, 11/17/2017	5,911,720
	Federal Home Loan Mortgage Corporation
3,300,000	2.500%, 1/7/2014	3,349,441
2,750,000	4.875%, 6/13/2018	2,964,445
1,375,000	3.750%, 3/27/2019	1,359,163
810,000	6.250%, 7/15/2032	959,353
	Federal National Mortgage Association
4,100,000	2.000%, 4/15/2013	4,110,410
4,025,000	4.375%, 10/15/2015	4,332,152
1,250,000	6.250%, 5/15/2029	1,463,284
	U.S. Treasury Bonds
2,100,000	4.625%, 2/15/2040	2,133,140
	U.S. Treasury Bonds, TIPS
325,900	2.125%, 2/15/2040	346,040
	U.S. Treasury Notes
1,775,000	1.750%, 4/15/2013	1,788,312
10,150,000	1.750%, 1/31/2014	10,096,875
4,550,000	2.500%, 3/31/2015	4,572,750
2,800,000	2.625%, 2/29/2016	2,778,126
7,250,000	3.250%, 3/31/2017	7,317,969
6,000,000	3.625%, 2/15/2020	5,982,186
2,125,000	7.625%, 2/15/2025	2,940,469
	U.S. Treasury Notes, TIPS
1,159,589	3.375%, 1/15/2012	1,243,115
1,486,859	0.625%, 4/15/2013	1,526,818
1,583,537	2.000%, 1/15/2014	1,695,993
1,248,599	1.625%, 1/15/2015	1,318,150
1,234,203	2.500%, 7/15/2016	1,372,087
1,464,050	2.625%, 7/15/2017	1,642,139
1,252,850	1.375%, 1/15/2020	1,263,910
316,203	2.375%, 1/15/2025	344,242

	Total U.S. Government and Agencies	84,145,100

	Total Long-Term Fixed Income (cost $100,728,348)	101,431,674

Principal Amount	Short-Term Investments (11.6%)[d]	Value
	Federal Home Loan Bank Discount Notes
4,075,000	0.060%, 5/3/2010	4,074,986
	Federal Home Loan Mortgage Corporation Discount Notes
2,855,000	0.130%, 5/3/2010	2,854,979
5,000,000	0.140%, 5/11/2010	4,999,806

	Total Short-Term Investments (at amortized cost)	11,929,771

	Total Investments (cost $112,658,119) 110.4%	$113,361,445

	Other Assets and Liabilities, Net (10.4%)	(10,668,972)

	Total Net Assets 100.0%	$102,692,473

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $5,032,414 or 4.9% of total net assets.

b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:
TIPS	-	Treasury Inflation Protected Security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation	$703,326
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$703,326

Cost for federal income tax purposes	$112,658,119

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Government Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Financials	4,035,979	–	4,035,979	–
Foreign Government	2,825,909	–	2,825,909	–
Mortgage-Backed Securities	10,424,686	–	10,424,686	–
U.S. Government and Agencies	84,145,100	–	84,145,100	–
Short-Term Investments	11,929,771	–	11,929,771	–

Total	$113,361,445	$–	$113,361,445	$–

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives Call Options Written	344	–	–	344

Total Asset Derivatives	$344	$–	$–	$344

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Government Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Other Financial Instruments	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Asset Derivatives Call Options Written	–	–	–	344	–	–	–	344

Total	$–	$–	$–	$344	$–	$–	$–	$344

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Federal National Mortgage Association Conventional 30-Yr. Pass Through	2	$100.38	May 2010	($12,375)	$344
Total Call Options Written				($12,375)	$344

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives

Interest Rate Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	344
Total Interest Rate Contracts		344

Total Asset Derivatives		$344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Government Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Government Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	344
Total Interest Rate Contracts		344

Total		$344

The following table presents Government Bond Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Options (Contracts)
Interest Rate Contracts	1

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Asset-Backed Securities (16.8%)
	AESOP Leasing, LP
$2,500,000	5.680%, 2/20/2014[a]	$2,651,560
	Americredit Automobile Receivables Trust
366,710	0.329%, 5/6/2010[b,c]	365,284
408,276	5.490%, 7/6/2012[b]	410,565
	Bank of America Auto Trust
3,500,000	2.670%, 7/15/2013[a]	3,569,244
3,500,000	1.390%, 3/15/2014[a]	3,505,309
	BMW Vehicle Lease Trust
2,000,000	2.910%, 3/15/2012	2,032,350
	Cabela’s Master Credit Card Trust
4,500,000	4.310%, 12/16/2013[a]	4,578,669
	Capital Auto Receivables Asset Trust
316,075	4.980%, 5/15/2011	317,615
	Carmax Auto Owner Trust
2,500,000	4.120%, 3/15/2013	2,578,460
	Carrington Mortgage Loan Trust
1,000,000	0.413%, 5/25/2010[c]	445,390
	Chase Funding Issuance Trust
5,000,000	2.400%, 6/17/2013	5,084,055
	Chrysler Financial Auto Securitization
3,250,000	2.820%, 1/15/2016	3,320,749
	Chrysler Financial Lease Trust
2,500,000	1.780%, 6/15/2011[a]	2,497,602
	CIT Equipment
2,500,000	3.070%, 8/15/2016[a]	2,532,055
	CNH Equipment Trust
1,650,000	7.210%, 12/16/2013	1,818,523
	Countrywide Asset-Backed Certificates
1,550,075	6.085%, 6/25/2021[b]	697,326
677,912	5.549%, 8/25/2021[b]	552,640
	Credit Based Asset Servicing and Securitization, LLC
1,019,030	5.501%, 12/25/2036	767,772
	Discover Card Master Trust
4,500,000	5.100%, 10/15/2013	4,681,571
	First Financial Bank USA
1,500,000	4.750%, 10/15/2015[a]	1,502,448
	First Franklin Mortgage Loan Asset-Backed Certificates
86,027	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
592,985	0.393%, 5/25/2010[b,c]	456,970
	Ford Credit Auto Owner Trust
3,500,000	3.960%, 5/15/2013	3,605,252
	GE Capital Credit Card Master Note Trust
4,200,000	2.540%, 9/15/2014	4,251,177
3,650,000	3.690%, 7/15/2015	3,779,028
	GMAC Mortgage Corporation Loan Trust
1,960,560	0.443%, 5/25/2010[b,c]	1,028,747
984,961	0.443%, 5/25/2010[b,c]	384,317
1,430,285	5.750%, 10/25/2036[b]	822,614
	Goldman Sachs Alternative Mortgage Products Trust
2,800,000	0.343%, 5/25/2010[c]	2,530,332
	GSAMP Trust
2,637,839	0.443%, 5/25/2010[c]	2,128,942
	Harley-Davidson Motorcycle Trust
1,500,000	3.190%, 11/15/2013	1,536,442
	Honda Auto Receivables Owner Trust
2,500,000	4.430%, 7/15/2015	2,639,775
	Household Home Equity Loan Trust
2,634,230	5.320%, 3/20/2036	2,626,880
	John Deere Owner Trust
1,500,000	3.960%, 5/16/2016	1,572,669
	Merna Reinsurance, Ltd.
3,500,000	2.040%, 7/7/2010[a]	3,478,300
	Merrill Auto Trust Securitization
3,245,652	5.500%, 3/15/2012	3,319,286
	Mortgage Equity Conversion Asset Trust
2,719,793	0.780%, 5/25/2010[c,d]	2,617,801
2,767,729	0.800%, 5/25/2010[c,d]	2,643,181
	Nissan Auto Receivables Owner Trust
4,240,000	4.280%, 6/16/2014	4,411,745
3,000,000	4.740%, 8/17/2015	3,215,124
	Renaissance Home Equity Loan Trust
1,751,864	5.608%, 5/25/2036	1,436,576
750,000	5.285%, 1/25/2037	604,587
	Residential Funding Mortgage Securities
641,754	4.470%, 7/25/2018[b]	621,472
	Toyota Auto Receivables Owner Trust
7,000,000	1.270%, 12/16/2013[f]	7,000,000
	USAA Auto Owner Trust
4,000,000	4.500%, 10/15/2013	4,171,256
2,500,000	4.770%, 9/15/2014	2,672,643
	Volkswagen Auto Lease Trust
3,500,000	3.410%, 4/16/2012	3,587,168
	Volkswagen Auto Loan Enhanced Trust
1,500,000	1.310%, 1/20/2014	1,502,754
	Wachovia Asset Securitization, Inc.
1,254,406	0.403%, 5/25/2010[b,c,d]	807,524
	World Omni Auto Receivables Trust
2,500,000	1.340%, 12/16/2013	2,504,607
1,000,000	5.120%, 5/15/2014	1,074,578

	Total Asset-Backed Securities	116,940,934

Basic Materials (0.8%)
	ArcelorMittal
1,500,000	9.000%, 2/15/2015	1,804,200
	Dow Chemical Company
2,200,000	4.850%, 8/15/2012	2,326,060
	Rio Tinto Finance USA, Ltd.
1,000,000	9.000%, 5/1/2019	1,288,372

	Total Basic Materials	5,418,632

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Capital Goods (1.6%)
	Caterpillar Financial Services Corporation
$2,500,000	2.000%, 4/5/2013	$2,517,137
	Hutchinson Whampoa Finance, Ltd.
1,700,000	4.625%, 9/11/2015[a]	1,763,827
	L-3 Communications Corporation
2,000,000	5.875%, 1/15/2015	2,030,000
	Lockheed Martin Corporation
1,250,000	4.121%, 3/14/2013	1,327,094
	Textron, Inc.
1,300,000	6.200%, 3/15/2015	1,393,323
	Tyco International Finance SA
1,000,000	4.125%, 10/15/2014	1,046,852
	Waste Management, Inc.
1,150,000	6.375%, 3/11/2015	1,302,822

	Total Capital Goods	11,381,055

Collateralized Mortgage Obligations (4.1%)
	American Home Mortgage Assets Trust
1,786,510	1.361%, 5/1/2010[c]	903,338
	Banc of America Mortgage Securities, Inc.
828,141	4.789%, 9/25/2035	736,140
	Bear Stearns Adjustable Rate Mortgage Trust
1,115,752	4.625%, 8/25/2010[c]	1,015,319
	Chase Mortgage Finance Corporation
759,857	5.398%, 1/25/2036	217,323
	Countrywide Alternative Loan Trust
1,199,669	5.500%, 2/25/2036	882,678
1,029,744	6.000%, 1/25/2037	697,034
	Countrywide Home Loans, Inc.
1,313,915	5.250%, 3/20/2036	805,986
1,391,676	5.640%, 9/20/2036	896,250
	Deutsche Alt-A Securities, Inc.
2,157,718	1.211%, 5/1/2010[c]	1,302,703
	GSR Mortgage Loan Trust
3,217,327	0.453%, 5/25/2010[c]	2,625,152
	HomeBanc Mortgage Trust
1,092,365	5.957%, 4/25/2037	751,531
	Impac CMB Trust
386,186	0.583%, 5/25/2010[c]	288,552
	J.P. Morgan Alternative Loan Trust
2,149,658	5.773%, 3/25/2036	1,529,407
	J.P. Morgan Mortgage Trust
1,900,711	5.752%, 6/25/2036	1,828,413
1,579,907	5.982%, 10/25/2036	1,405,504
	Merrill Lynch Mortgage Investors, Inc.
1,760,817	4.859%, 6/25/2035	1,637,780
	Residential Accredit Loans, Inc.
1,026,569	5.589%, 9/25/2035	722,216
	Thornburg Mortgage Securities Trust
660,577	0.373%, 5/25/2010[c]	646,024
	Wachovia Mortgage Loan Trust, LLC
1,042,908	5.530%, 5/20/2036	806,572
	WaMu Mortgage Pass Through Certificates
2,175,093	1.181%, 5/1/2010[c]	1,269,265
2,250,376	1.261%, 5/1/2010[c]	1,397,851
1,875,288	1.321%, 5/1/2010[c]	1,289,543
	Washington Mutual Mortgage Pass-Through Certificates
2,594,431	1.191%, 5/1/2010[c]	1,213,589
1,727,121	1.361%, 5/1/2010[c]	781,059
738,899	0.553%, 5/25/2010[c]	619,074
	Wells Fargo Mortgage Backed Securities Trust
429,354	4.950%, 3/25/2036	400,984
1,582,169	5.059%, 3/25/2036	1,420,408

	Total Collateralized Mortgage Obligations	28,089,695

Commercial Mortgage-Backed Securities (6.5%)
	Banc of America Commercial Mortgage, Inc.
16,628	4.037%, 11/10/2039	16,622
	Banc of America Large Loan Trust
1,564,013	0.364%, 5/15/2010[a,c]	1,433,949
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	0.404%, 5/15/2010[c,d]	1,736,068
3,062,254	5.422%, 9/11/2042	3,172,229
1,000,000	5.331%, 2/11/2044	988,012
	Chase Commercial Mortgage Securities Corporation
1,500,000	7.928%, 7/15/2032	1,499,963
	Citigroup/Deutsche Bank Commercial Mortgage
1,595,000	5.322%, 12/11/2049	1,549,180
	Commercial Mortgage Pass- Through Certificates
27,857	0.354%, 5/15/2010[a,c]	27,273
1,000,000	0.384%, 5/15/2010[c,d]	845,991
1,500,000	0.434%, 5/15/2010[c,d]	1,299,930
1,000,000	5.306%, 12/10/2046	975,780
	Credit Suisse First Boston Mortgage Securities Corporation
264,577	3.382%, 5/15/2038	264,413
	Credit Suisse Mortgage Capital Certificates
1,500,000	0.424%, 5/15/2010[a,c]	1,298,806
1,750,000	5.467%, 9/15/2039	1,721,220
	Government National Mortgage Association
3,500,000	2.870%, 3/16/2051	3,504,102
	GS Mortgage Securities Corporation II
2,500,000	5.396%, 8/10/2038	2,632,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Commercial Mortgage-Backed Securities (6.5%) - continued
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
$4,000,000	5.198%, 12/15/2044	$4,106,888
1,985,000	5.336%, 5/15/2047	1,957,625
	LB-UBS Commercial Mortgage Trust
538,400	4.207%, 11/15/2027	541,401
720,775	4.567%, 6/15/2029	732,517
755,435	4.187%, 8/15/2029	755,737
	Morgan Stanley Capital I, Inc.
3,765,000	4.970%, 4/14/2040	3,811,276
	TIAA Seasoned Commercial Mortgage Trust
3,500,000	5.791%, 8/15/2039	3,745,945
	Wachovia Bank Commercial Mortgage Trust
2,002,546	3.894%, 11/15/2035	2,001,249
1,500,000	5.765%, 7/15/2045	1,552,460
1,500,000	5.308%, 11/15/2048	1,526,384
	WaMu Commercial Mortgage Securities Trust
1,093,742	3.830%, 1/25/2035[a]	1,106,502

	Total Commercial Mortgage- Backed Securities	44,803,817

Communications Services (4.0%)
	Alltel Corporation
1,325,000	7.000%, 7/1/2012	1,473,662
	AT&T, Inc.
750,000	4.950%, 1/15/2013	808,986
	British Telecom plc
1,000,000	9.125%, 6/15/2010	1,048,269
	CBS Corporation
1,500,000	8.875%, 5/15/2019	1,857,622
	Cellco Partnership/Verizon Wireless Capital, LLC
1,000,000	5.550%, 2/1/2014	1,101,002
	Crown Castle Towers, LLC
1,750,000	4.523%, 1/15/2015[a]	1,802,715
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
2,000,000	7.625%, 5/15/2016	2,232,500
	NBC Universal, Inc.
2,500,000	3.650%, 4/30/2015[a]	2,523,857
	Qwest Corporation
3,000,000	8.875%, 3/15/2012	3,277,500
	Rogers Communications, Inc.
1,120,000	7.875%, 5/1/2012	1,247,042
	SBA Tower Trust
3,500,000	4.254%, 4/15/2015[a]	3,579,356
	Telecom Italia Capital SA
600,000	6.200%, 7/18/2011	628,846
	Telefonica SA
2,000,000	4.949%, 1/15/2015	2,120,708
	Time Warner Cable, Inc.
1,100,000	5.400%, 7/2/2012	1,183,994
1,650,000	7.500%, 4/1/2014	1,914,325
	Verizon Communications, Inc.
650,000	4.350%, 2/15/2013	691,256

	Total Communications Services	27,491,640

Consumer Cyclical (0.7%)
	American Honda Finance Corporation
2,500,000	2.375%, 3/18/2013[a]	2,510,357
	Ford Motor Credit Company, LLC
1,500,000	7.000%, 4/15/2015	1,525,412
	Nissan Motor Acceptance Corporation
1,000,000	4.500%, 1/30/2015[a]	1,009,667
	SLM Student Loan Trust
114,582	0.267%, 6/15/2010[c]	114,277

	Total Consumer Cyclical	5,159,713

Consumer Non-Cyclical (3.1%)
	Altria Group, Inc.
3,000,000	8.500%, 11/10/2013	3,526,284
	AmerisourceBergen Corporation
2,500,000	5.875%, 9/15/2015	2,775,618
	Anheuser-Busch InBev Worldwide, Inc.
2,000,000	3.000%, 10/15/2012	2,056,948
2,000,000	5.375%, 11/15/2014[a]	2,175,826
	Baxter International, Inc.
1,750,000	4.000%, 3/1/2014	1,848,572
	Cargill, Inc.
1,000,000	5.200%, 1/22/2013[a]	1,065,783
	Dr. Pepper Snapple Group, Inc.
1,000,000	2.350%, 12/21/2012	1,010,666
1,000,000	6.120%, 5/1/2013	1,113,054
	Express Scripts, Inc.
1,000,000	5.250%, 6/15/2012	1,071,058
	Kraft Foods, Inc.
1,500,000	4.125%, 2/9/2016	1,538,246
	Kroger Company
1,000,000	5.000%, 4/15/2013	1,070,064
	Life Technologies Corporation
1,750,000	3.375%, 3/1/2013	1,774,418
750,000	4.400%, 3/1/2015	769,942

	Total Consumer Non-Cyclical	21,796,479

Energy (1.4%)
	Cenovus Energy, Inc.
1,000,000	4.500%, 9/15/2014[a]	1,052,865
	Energy Transfer Partners, LP
1,000,000	6.000%, 7/1/2013	1,091,687
	Marathon Oil Canada Corporation
650,000	8.375%, 5/1/2012	730,223
	ONEOK Partners, LP
350,000	8.625%, 3/1/2019	439,263
	Shell International Finance BV
1,750,000	1.875%, 3/25/2013	1,757,649
	Valero Energy Corporation
1,000,000	4.500%, 2/1/2015	1,026,137
350,000	6.125%, 2/1/2020	363,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Energy (1.4%) - continued
	Williams Partners, LP
$2,000,000	3.800%, 2/15/2015[a]	$2,011,128
	Woodside Finance, Ltd.
1,000,000	8.125%, 3/1/2014[a]	1,156,638

	Total Energy	9,629,064

Financials (27.1%)
	Abbey National Treasury Services plc
1,500,000	3.875%, 11/10/2014[a]	1,499,010
	Achmea Hypotheekbank NV
2,500,000	3.200%, 11/3/2014[a]	2,548,423
	Allstate Corporation
700,000	6.200%, 5/16/2014	786,031
	AMB Property, LP
1,000,000	6.125%, 12/1/2016	1,069,761
	American Express Company
1,500,000	3.150%, 12/9/2011	1,553,856
	ANZ National International, Ltd.
2,000,000	2.375%, 12/21/2012[a]	2,019,016
	Avalon Bay Communities, Inc.
1,000,000	5.700%, 3/15/2017	1,071,325
	Banco Santander Chile
2,000,000	2.875%, 11/13/2012[a]	2,003,280
	Bank of America Corporation
5,000,000	2.100%, 4/30/2012	5,095,920
1,750,000	4.500%, 4/1/2015	1,766,028
1,500,000	6.500%, 8/1/2016	1,617,989
	Bank of New York Mellon Corporation
1,600,000	4.950%, 11/1/2012	1,733,760
	Bank of Nova Scotia
2,500,000	2.250%, 1/22/2013	2,523,735
	Bank of Tokyo - Mitsubishi UFJ, Ltd.
2,500,000	2.600%, 1/22/2013[a]	2,540,123
	Barclays Bank plc
1,500,000	2.500%, 1/23/2013	1,509,058
2,000,000	5.000%, 9/22/2016	2,072,172
	BB&T Corporation
1,650,000	5.700%, 4/30/2014	1,812,939
	Bear Stearns Companies, Inc.
1,500,000	6.400%, 10/2/2017	1,659,479
	Berkshire Hathaway Finance Corporation
1,750,000	0.423%, 7/13/2010[c]	1,750,425
2,500,000	5.000%, 8/15/2013	2,731,798
	BlackRock, Inc.
2,000,000	3.500%, 12/10/2014	2,058,044
	BRFkredit AS
6,175,000	2.050%, 4/15/2013[a]	6,206,844
	Canadian Imperial Bank of Commerce
3,500,000	2.000%, 2/4/2013[a]	3,533,771
	Capital One Bank USA NA
500,000	8.800%, 7/15/2019	613,124
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[a]	3,984,596
	CIE Financement Foncier
4,000,000	2.125%, 4/22/2013[a]	4,027,072
	Citigroup, Inc.
2,500,000	2.125%, 4/30/2012	2,550,175
1,600,000	5.300%, 10/17/2012	1,681,782
1,000,000	5.500%, 4/11/2013	1,056,019
2,400,000	5.000%, 9/15/2014	2,429,422
	CME Group Index Services, LLC
1,500,000	4.400%, 3/15/2018[a]	1,492,363
	CME Group, Inc.
1,300,000	5.400%, 8/1/2013	1,430,966
	CNA Financial Corporation
1,500,000	6.500%, 8/15/2016	1,550,766
	Commonwealth Bank of Australia
2,000,000	2.750%, 10/15/2012[a]	2,043,924
3,300,000	2.500%, 12/10/2012[a]	3,369,287
	Corestates Capital Trust I
300,000	8.000%, 12/15/2026[a]	308,630
	Credit Suisse Securities USA, LLC, Convertible
3,000,000	1.000%, 4/28/2017[g]	2,945,100
	Dexia Credit Local SA
5,000,000	2.750%, 4/29/2014[a]	5,032,155
	Duke Realty, LP
1,000,000	7.375%, 2/15/2015	1,111,316
	Fifth Third Bancorp
675,000	6.250%, 5/1/2013	731,402
	GATX Corporation
1,000,000	4.750%, 10/1/2012	1,044,961
1,000,000	4.750%, 5/15/2015	1,006,458
	General Electric Capital Corporation
5,000,000	2.200%, 6/8/2012	5,108,650
	Goldman Sachs Group, Inc., Convertible
2,500,000	1.000%, 1/31/2015[g]	2,114,910
	Health Care REIT, Inc.
500,000	6.125%, 4/15/2020	516,000
	HSBC Capital Funding, LP/Jersey Channel Islands
1,750,000	9.547%, 6/30/2010[a]	1,754,375
	International Lease Finance Corporation
700,000	8.625%, 9/15/2015[a]	691,250
	Irish Life & Permanent plc
5,500,000	3.600%, 1/14/2013[a]	5,543,527
	Lehman Brothers Holdings E- Capital Trust I
1,500,000	1.031%, 8/19/2065[h]	150
	Lincoln National Corporation
550,000	5.650%, 8/27/2012	584,392
650,000	4.750%, 2/15/2014	669,456
350,000	8.750%, 7/1/2019	436,601
	Lloyds TSB Bank plc
3,500,000	4.375%, 1/12/2015[a]	3,475,521
	MassMutual Global Funding II
1,000,000	3.625%, 7/16/2012[a]	1,045,455
	Merrill Lynch & Company, Inc.
1,000,000	6.150%, 4/25/2013	1,082,114
	Metropolitan Life Global Funding
1,320,000	5.125%, 4/10/2013[a]	1,420,216
	Morgan Stanley
2,000,000	4.750%, 4/1/2014	2,040,374
2,000,000	4.200%, 11/20/2014	1,995,566
	National Australia Bank, Ltd.
3,500,000	2.500%, 1/8/2013[a]	3,537,184

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Financials (27.1%) - continued
	Nationwide Building Society
$2,000,000	4.650%, 2/25/2015[a]	$2,026,428
	New York Life Global Funding
2,000,000	2.250%, 12/14/2012[a]	2,038,570
2,000,000	3.000%, 5/4/2015[a]	2,002,740
	Nordea Bank AB
4,000,000	2.500%, 11/13/2012[a]	4,051,216
	PNC Funding Corporation
2,000,000	3.625%, 2/8/2015	2,018,858
	ProLogis
1,300,000	7.625%, 8/15/2014	1,435,773
1,000,000	6.250%, 3/15/2017	1,003,715
	Prudential Financial, Inc.
825,000	3.625%, 9/17/2012	849,105
1,000,000	4.750%, 9/17/2015	1,037,937
	Rabobank Nederland NV
2,400,000	4.200%, 5/13/2014[a]	2,521,267
	Regions Financial Corporation
1,000,000	5.750%, 6/15/2015	1,000,987
	Reinsurance Group of America, Inc.
1,500,000	6.450%, 11/15/2019	1,586,628
	Royal Bank of Canada
4,175,000	3.125%, 4/14/2015[a]	4,248,576
	Royal Bank of Scotland Group plc
5,000,000	2.625%, 5/11/2012[a]	5,113,630
	Royal Bank of Scotland plc
2,000,000	4.875%, 8/25/2014[a]	2,046,140
	Simon Property Group, LP
1,800,000	6.750%, 5/15/2014	2,011,518
	SLM Corporation
2,000,000	5.125%, 8/27/2012	2,017,966
1,000,000	8.000%, 3/25/2020	962,500
	Standard Chartered plc
1,000,000	3.850%, 4/27/2015[a]	1,004,901
	State Street Capital Trust III
1,000,000	8.250%, 3/15/2042	1,026,790
	Svenske Exportkredit AB
2,500,000	3.250%, 9/16/2014	2,569,808
	Swedbank AB
2,500,000	2.800%, 2/10/2012[a]	2,570,157
	TD Ameritrade Holding Corporation
3,000,000	2.950%, 12/1/2012	3,053,943
	U.S. Bank National Association
3,000,000	3.778%, 4/29/2020	3,022,647
	U.S. Central Federal Credit Union
3,500,000	1.900%, 10/19/2012	3,543,074
	UnitedHealth Group, Inc.
1,000,000	5.500%, 11/15/2012	1,084,359
	Wachovia Capital Trust III
300,000	5.800%, 3/15/2011	259,500
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,650,000	5.750%, 9/2/2015[a]	1,783,784
	Wells Fargo & Company
2,000,000	4.950%, 10/16/2013	2,128,782
1,500,000	3.625%, 4/15/2015	1,522,848
	Westpac Banking Corporation
3,000,000	2.250%, 11/19/2012	3,035,811
	Westpac Securities New Zealand, Ltd.
2,400,000	3.450%, 7/28/2014[a]	2,467,464

	Total Financials	188,635,468

Foreign Government (4.0%)
	British Columbia Government Notes
5,000,000	2.850%, 6/15/2015	5,028,120
	Corporacion Andina de Fomento
2,500,000	5.750%, 1/12/2017	2,618,117
	Export-Import Bank of Korea
850,000	5.875%, 1/14/2015	922,387
	Kommunalbanken AS
5,000,000	2.750%, 5/5/2015[a,f]	4,982,175
	Korea Development Bank/ Republic of Korea
2,000,000	4.375%, 8/10/2015	2,045,570
	Korea Expressway Corporation
1,500,000	4.500%, 3/23/2015[a]	1,543,578
	Kreditanstalt fuer Wiederaufbau
5,500,000	1.250%, 6/15/2012	5,492,333
	Qatar Government International Bond
2,000,000	4.000%, 1/20/2015[a]	2,052,500
	Russia Foreign Bond
3,500,000	3.625%, 4/29/2015[a]	3,416,875

	Total Foreign Government	28,101,655

Mortgage-Backed Securities (4.7%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,052,427	6.500%, 9/1/2037	3,314,905
9,000,000	6.500%, 5/1/2040[f]	9,757,971
	Federal National Mortgage Association
3,442,052	6.020%, 8/1/2017	3,664,629
2,729,881	5.875%, 9/1/2017	2,901,361
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
3,500,000	5.000%, 5/1/2025[f]	3,694,141
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
2,563,410	6.000%, 8/1/2024	2,783,736
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
6,500,000	6.000%, 5/1/2040[f]	6,939,764

	Total Mortgage-Backed Securities	33,056,507

Technology (0.3%)
	Affiliated Computer Services, Inc.
1,000,000	5.200%, 6/1/2015	1,038,750
	Xerox Corporation
1,000,000	8.250%, 5/15/2014	1,171,207

	Total Technology	2,209,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Long-Term Fixed Income (95.0%)	Value
Transportation (1.5%)
	American Airlines Pass Through Trust
$554,692	6.978%, 10/1/2012	$554,693
	Continental Airlines, Inc.
2,000,000	7.250%, 11/10/2019	2,140,000
	CSX Corporation
1,500,000	6.250%, 4/1/2015	1,694,496
	Delta Air Lines, Inc.
1,500,000	7.920%, 11/18/2010	1,522,500
1,500,000	7.750%, 12/17/2019	1,638,750
	Northwest Airlines, Inc.
1,085,000	6.841%, 4/1/2011	1,095,850
	United Air Lines, Inc.
1,000,000	10.400%, 11/1/2016	1,085,000
900,000	9.750%, 1/15/2017	985,500

	Total Transportation	10,716,789

U.S. Government and Agencies (16.1%)
	Federal Farm Credit Bank
5,000,000	1.875%, 12/7/2012	5,042,465
	Federal Home Loan Banks
6,000,000	1.000%, 3/15/2011[i]	6,000,432
5,000,000	1.125%, 5/18/2012	4,996,340
5,000,000	2.000%, 7/27/2012	5,015,845
	Federal National Mortgage Association
3,000,000	2.000%, 4/15/2013	3,007,617
	U.S. Treasury Notes
6,500,000	1.750%, 4/15/2013	6,548,750
10,000,000	1.500%, 12/31/2013	9,878,120
10,500,000	1.750%, 1/31/2014	10,445,043
15,700,000	1.875%, 4/30/2014	15,619,051
9,500,000	2.375%, 9/30/2014	9,568,286
11,000,000	2.250%, 1/31/2015	10,958,750
3,500,000	2.375%, 2/28/2015	3,502,205
2,500,000	2.500%, 3/31/2015[j]	2,512,500
	U.S. Treasury Notes, TIPS
5,366,100	2.500%, 7/15/2016	5,965,595
5,684,504	1.875%, 7/15/2019	6,015,359
6,514,820	1.375%, 1/15/2020	6,572,333

	Total U.S. Government and Agencies	111,648,691

U.S. Municipals (0.5%)
	Denver, Colorado Department of Aviation Airport System Revenue Bonds
2,500,000	5.250%, 11/15/2032	2,503,425
	Houston, Texas Combined Utility System Revenue Refunding Bonds
650,000	5.000%, 5/15/2011	676,039

	Total U.S. Municipals	3,179,464

Utilities (1.8%)
	Abu Dhabi National Energy Company
2,000,000	4.750%, 9/15/2014[a]	2,016,264
	Commonwealth Edison Company
1,700,000	6.150%, 3/15/2012	1,843,628
	National Rural Utilities Cooperative Finance Corporation
1,350,000	5.500%, 7/1/2013	1,487,700
	Oncor Electric Delivery Company
1,300,000	5.950%, 9/1/2013	1,427,296
	Power Receivables Finance, LLC
139,450	6.290%, 1/1/2012[d]	142,794
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
1,700,000	4.500%, 9/30/2012[a]	1,790,622
625,000	5.832%, 9/30/2016[a]	673,456
	Sierra Pacific Power Company
2,000,000	6.250%, 4/15/2012	2,134,480
	Virginia Electric & Power Company
640,000	5.100%, 11/30/2012	697,396

	Total Utilities	12,213,636

	Total Long-Term Fixed Income (cost $660,563,272)	660,473,196

Shares	Mutual Funds (1.5%)	Value
Fixed Income Mutual Funds (1.5%)
2,247,228	Thrivent High Yield Fund	10,584,445

	Total Fixed Income Mutual Funds	10,584,445

	Total Mutual Funds (cost $8,300,000)	10,584,445

Shares	Preferred Stock (0.2%)	Value
Financials (0.2%)
10,250	Citigroup, Inc., Convertible,
	7.500%	1,351,155
72,400	Federal National Mortgage Association, 8.250%[k]	105,704

	Total Financials	1,456,859

	Total Preferred Stock (cost $2,593,226)	1,456,859

Contracts	Options Purchased (<0.1%)	Value
	Call on 10-Yr. U.S. Treasury Bond Futures
190	$118.00, expires 5/22/2010	$115,782
	Put on 10-Yr. U.S. Treasury Bond Futures
370	$114.00, expires 5/22/2010	11,562

	Total Options Purchased (cost $281,992)	127,344

Shares	Collateral Held for Securities Loaned (0.4%)	Value
2,550,000	Thrivent Financial Securities Lending Trust	2,550,000

	Total Collateral Held for Securities Loaned (cost $2,550,000)	2,550,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Short-Term Investments (7.1%)[l]	Value
	Federal Home Loan Bank Discount Notes
10,815,000	0.060%, 5/3/2010	$10,814,964
5,000,000	0.165%, 5/7/2010	4,999,863
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.160%, 5/7/2010	4,999,867
4,500,000	0.160%, 5/14/2010	4,499,740
8,000,000	0.176%, 5/17/2010	7,999,765
	Federal National Mortgage Association Discount Notes
1,600,000	0.177%, 7/7/2010[m,n]	1,599,478
	U.S. Treasury Bill
5,000,000	0.128%, 5/6/2010	4,999,911
5,000,000	0.130%, 5/20/2010	4,999,657
	Yorktown Capital, LLC
4,425,000	0.200%, 5/3/2010	4,424,951

	Total Short-Term Investments (at amortized cost)	49,338,196

	Total Investments (cost $723,626,686) 104.2%	$724,530,040

	Other Assets and Liabilities, Net (4.2%)	(29,474,070)

	Total Net Assets 100.0%	$695,055,970

a

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $155,260,101 or 22.3% of total net assets.

b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d

Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Fund owned as of April 30, 2010.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	1,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	1,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	85,895
Mortgage Equity Conversion Asset Trust	1/18/2007	2,767,729
Mortgage Equity Conversion Asset Trust	2/14/2007	2,719,793
Power Receivables Finance, LLC	9/30/2003	139,409
Wachovia Asset Securitization, Inc.	3/16/2007	1,254,406

e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	In bankruptcy. Interest is not being accrued.
i	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
j	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
k	Non-income producing security.
l	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
m	At April 30, 2010, $1,199,608 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
n	At April 30, 2010, $99,967 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

REIT	- Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
TIPS	- Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$19,934,295
Gross unrealized depreciation	(19,030,941)

Net unrealized appreciation (depreciation)	$903,354

Cost for federal income tax purposes	$723,626,686

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Limited Maturity Bond Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	116,940,934	–	100,394,128	16,546,806
Basic Materials	5,418,632	–	5,418,632	–
Capital Goods	11,381,055	–	11,381,055	–
Collateralized Mortgage Obligations	28,089,695	–	28,089,695	–
Commercial Mortgage-Backed Securities	44,803,817	–	41,299,715	3,504,102
Communications Services	27,491,640	–	27,491,640	–
Consumer Cyclical	5,159,713	–	5,159,713	–
Consumer Non-Cyclical	21,796,479	–	21,796,479	–
Energy	9,629,064	–	9,629,064	–
Financials	188,635,468	–	185,690,368	2,945,100
Foreign Government	28,101,655	–	28,101,655	–
Mortgage-Backed Securities	33,056,507	6,565,990	26,490,517	–
Technology	2,209,957	–	2,209,957	–
Transportation	10,716,789	–	2,679,996	8,036,793
U.S. Government and Agencies	111,648,691	–	111,648,691	–
U.S. Municipals	3,179,464	–	3,179,464	–
Utilities	12,213,636	–	12,213,636	–

Mutual Funds
Fixed Income Mutual Funds	10,584,445	10,584,445	–	–

Preferred Stock
Financials	1,456,859	1,456,859	–	–
Options Purchased	127,344	127,344	–	–
Collateral Held for Securities Loaned	2,550,000	2,550,000	–	–
Short-Term Investments	49,338,196	–	49,338,196	–

Total	$724,530,040	$21,284,638	$672,212,601	$31,032,801

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	27,782	27,782	–	–

Total Asset Derivatives	$27,782	$27,782	$–	$–

Liability Derivatives
Futures Contracts	603,793	603,793	–	–
Credit Default Swaps	75,143	–	75,143	–

Total Liability Derivatives	$678,936	$603,793	$75,143	$–

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value October 31, 2009	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers Into Level 3	Transfers Out of Level 3	Value April 30, 2010
Long-Term Fixed Income
Asset-Backed Securities	5,809,042	—	—	422,983	6,876,031	3,438,750	—	16,546,806
Commercial Mortgage-Backed Securities	2,652,750	(150)	150,894	(38,855)	739,463	—	—	3,504,102
Financials	—	—	—	(54,900)	3,000,000	—	—	2,945,100
Transportation	2,755,687	(10,895)	1,674	367,533	2,895,294	2,027,500	—	8,036,793

Total	$11,217,479	($11,045)	$152,568	$696,761	$13,510,788	$5,466,250	$—	$31,032,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(85)	June 2010	($18,481,928)	($18,494,141)	($12,213)
5-Yr. U.S. Treasury Bond Futures	(1,100)	June 2010	(127,108,909)	(127,445,318)	(336,409)
10-Yr. U.S. Treasury Bond Futures	(205)	June 2010	(23,915,610)	(24,170,781)	(255,171)
20-Yr. U.S. Treasury Bond Futures	10	June 2010	1,162,843	1,190,625	27,782
Total Futures Contracts					($576,011)

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	$6,500,000	($21,058)	($39,739)	($18,681)
CDX IG, Series 13, 5 Year, at 1.00%; Bank of America	Buy	12/20/2014	6,500,000	(22,461)	(39,740)	(17,279)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2014	6,500,000	(21,758)	(39,740)	(17,982)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2014	6,500,000	(37,219)	(39,739)	(2,520)
CDX IG, Series 13, 5 Year, at 1.00%; J.P. Morgan Chaseand Co.	Buy	12/20/2014	6,500,000	(21,058)	(39,739)	(18,681)
Total Credit Default Swaps					($198,697)	($75,143)

1

As the buyer of protection, Limited Maturity Bond Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

2	The maximum potential amount of future payments Limited Maturity Bond Fund could be required to make as the seller or receive as the buyer of protection.
3

The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of April 30, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$27,782
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	127,344
Total Interest Rate Contracts		155,126

Total Asset Derivatives		$155,126

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	603,793
Total Interest Rate Contracts		603,793

Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	75,143
Total Credit Contracts		75,143

Total Liability Derivatives		$678,936

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended April 30, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations location	Realized Gains/(Losses) recognized in Income

Interest Rate Contracts
Options Purchased	Net realized gains/(losses) on Investments	201,158
Futures	Net realized gains/(losses) on Futures contracts	(3,516,924)

Total Interest Rate Contracts		(3,315,766)

Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	24,552

Total Credit Contracts		24,552

Total		($3,291,214)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended April 30, 2010, for Limited Maturity Bond Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,258,783
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(154,648)
Total Interest Rate Contracts		1,104,135
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(168,765)
Total Credit Contracts		(168,765)

Total		$935,370

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Fund

Schedule of Investments as of April 30, 2010

(unaudited)

The following table presents Limited Maturity Bond Fund’s average volume of derivative activity during the period ended April 30, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$147,528,574	23.34%	N/A	N/A	260
Credit Contracts	N/A	N/A	$33,976,318	5.4%	N/A

*	Notional amount represent long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5%or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Fund, is as follows:

Fund	Value October 31, 2009	Gross Purchases	Gross Sales	Shares Held at April 30, 2010	Value April 30, 2010	Income Earned November 1, 2009 - April 30, 2010
High Yield	$10,045,110	$–	$–	2,247,228	$10,584,445	$434,977
Money Market	68,918	615,382	684,300	–	–	–
Thrivent Financial Securities Lending Trust	10,892,000	74,634,250	82,976,250	2,550,000	2,550,000	3,085
Total Value and Income Earned	21,006,028				13,134,445	438,062

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Commercial Paper (62.9%)[a]	Value
Banking-Domestic (9.4%)
	BNP Paribas Finance, Inc.
$10,000,000	0.220%, 5/19/2010[b]	$9,998,900

	Liberty Street Funding, LLC
9,000,000	0.220%, 5/17/2010[b]	8,999,120
8,900,000	0.240%, 6/2/2010[b]	8,898,101
9,000,000	0.260%, 6/24/2010[b]	8,996,490
	Societe Generale North America, Inc.
17,120,000	0.230%, 5/3/2010[b]	17,119,781
	Variable Funding Capital Company, LLC
8,900,000	0.220%, 5/26/2010[b]	8,898,640
8,700,000	0.230%, 6/3/2010[b]	8,698,166
8,800,000	0.240%, 6/14/2010[b]	8,797,419

	Total Banking-Domestic	80,406,617

Banking-Foreign (1.2%)
	BNP Paribas Canada
10,000,000	0.240%, 6/4/2010[b]	9,997,733

	Total Banking-Foreign	9,997,733

Brokerage (3.1%)
	Franklin Resources, Inc.
8,780,000	0.250%, 5/19/2010	8,778,902
8,900,000	0.230%, 5/27/2010	8,898,522
8,900,000	0.230%, 5/28/2010	8,898,465

	Total Brokerage	26,575,889

Consumer Cyclical (5.5%)
	Golden Funding Corporation
9,500,000	0.350%, 5/10/2010[b]	9,499,169
8,810,000	0.370%, 6/10/2010[b]	8,806,378
3,000,000	0.380%, 6/15/2010[b]	2,998,575
4,350,000	0.330%, 6/28/2010[b]	4,347,687
6,400,000	0.350%, 6/29/2010[b]	6,396,329
	Toyota Motor Credit Corporation
4,143,000	0.320%, 6/7/2010	4,141,637
	Wal-Mart Funding Corporation
11,000,000	0.250%, 5/10/2010[b]	10,999,313

	Total Consumer Cyclical	47,189,088

Consumer Non-Cyclical (6.4%)
	Louis Dreyfus Corporation
10,000,000	0.320%, 5/26/2010[b]	9,997,778
8,700,000	0.300%, 6/28/2010[b]	8,695,795
	Nestle Capital Corporation
8,780,000	0.200%, 6/7/2010[b]	8,778,195
	Nestle Finance International, Ltd.
8,900,000	0.170%, 5/3/2010[b]	8,899,916
8,780,000	0.210%, 5/24/2010[b]	8,778,822
8,900,000	0.240%, 6/30/2010[b]	8,896,440

	Total Consumer Non-Cyclical	54,046,946

Energy (1.3%)
	Total Capital
6,850,000	0.200%, 5/26/2010[b]	6,849,049
4,000,000	0.280%, 7/16/2010[b]	3,997,635

	Total Energy	10,846,684

Finance (25.5%)
	Barton Capital Corporation
8,860,000	0.250%, 6/3/2010[b]	8,857,970
10,000,000	0.250%, 6/4/2010[b]	9,997,639
	Bryant Park Funding, LLC
5,000,000	0.240%, 5/28/2010[b]	4,999,100
	Chariot Funding, LLC
9,050,000	0.210%, 5/17/2010[b]	9,049,155
	Charta, LLC
3,880,000	0.210%, 5/3/2010[b]	3,879,955
	Falcon Asset Securitization Company, LLC
9,050,000	0.210%, 5/18/2010[b]	9,049,102
	ING US Funding, LLC
8,780,000	0.240%, 6/1/2010[b]	8,778,185
9,000,000	0.250%, 6/28/2010[b]	8,996,375
	Nordea North America, Inc.
8,800,000	0.240%, 6/14/2010[b]	8,797,419
	Old Line Funding, LLC
8,500,000	0.230%, 5/17/2010[b]	8,499,131
	Private Export Funding Corporation
9,050,000	0.190%, 5/13/2010	9,049,427
	Proctor & Gamble International Funding
4,985,000	0.190%, 5/27/2010[b]	4,984,316
	Straight-A Funding, LLC
8,500,000	0.180%, 5/5/2010	8,499,830
9,200,000	0.180%, 5/6/2010	9,199,770
6,205,000	0.200%, 5/11/2010	6,204,655
8,000,000	0.200%, 5/12/2010	7,999,511
8,001,000	0.200%, 5/18/2010	8,000,244
5,000,000	0.200%, 5/25/2010	4,999,333
10,510,000	0.220%, 6/8/2010	10,507,559
8,880,000	0.220%, 6/15/2010	8,877,558
8,900,000	0.230%, 6/21/2010	8,897,100
8,875,000	0.230%, 6/22/2010	8,872,052
9,000,000	0.230%, 6/23/2010	8,996,953
8,780,000	0.240%, 6/24/2010	8,776,839
8,785,000	0.240%, 6/25/2010	8,781,779
5,000,000	0.240%, 6/28/2010	4,998,067
	Thunder Bay Funding, LLC
8,870,000	0.240%, 5/17/2010[b]	8,869,054

	Total Finance	217,418,078

U.S. Government and Agencies (5.4%)
	Federal Home Loan Bank Discount Notes
8,500,000	0.190%, 7/28/2010	8,496,052
	Federal Home Loan Mortgage Corporation Discount Notes
10,000,000	0.180%, 5/24/2010	9,998,850
2,821,000	0.190%, 5/25/2010	2,820,643
7,500,000	0.210%, 7/23/2010	7,496,369
17,200,000	0.185%, 7/26/2010	17,192,398

	Total U.S. Government and Agencies	46,004,312

U.S. Municipals (5.1%)
	Alaska Housing Finance Corporation
14,750,000	0.250%, 5/6/2010	14,749,488
9,000,000	0.250%, 5/12/2010	8,999,313
9,000,000	0.320%, 6/10/2010	8,996,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Principal Amount	Commercial Paper (62.9%)[a]	Value
U.S. Municipals (5.1%) - continued
$11,000,000	0.320%, 6/11/2010	$10,995,991

	Total U.S. Municipals	43,741,592

	Total Commercial Paper	536,226,939

Shares	Other Mutual Funds (0.3%)	Value
100,000	AIM Investments Institutional Government and Agency Portfolio	100,000
8,000	Barclays Prime Money Market Fund	8,000
T2,245,000	DWS Money Market Series	2,245,000

	Total Other Mutual Funds	2,353,000

Principal Amount	Variable Rate Notes (36.8%)[a]	Value
Banking-Domestic (12.8%)
	American Express Bank, FSB
9,200,000	1.100%, 5/10/2010[b,c]	9,250,976
	Bank of America NA
9,000,000	0.287%, 6/14/2010[b,c]	9,003,664
13,640,000	0.458%, 6/23/2010[b,c]	13,662,917
	Bank of New York Mellon Corporation
1,250,000	0.303%, 6/29/2010[c]	1,250,099
	Citigroup Funding, Inc.
7,000,000	1.299%, 5/7/2010[b,c]	7,001,031
20,390,000	0.438%, 7/30/2010[b,c]	20,392,953
	J.P. Morgan Chase & Company
9,900,000	0.332%, 5/24/2010[b,c]	9,908,387
13,620,000	0.421%, 7/1/2010[b,c]	13,620,000
	U.S. Bancorp
15,200,000	0.652%, 6/4/2010[c]	15,206,226
	U.S. Central Federal Credit Union
10,250,000	0.304%, 7/19/2010[b,c]	10,250,000

	Total Banking-Domestic	109,546,253

Banking-Foreign (2.3%)
	Rabobank Nederland NV
9,000,000	0.651%, 5/19/2010[c,d]	9,002,131
	Royal Bank of Canada
10,460,000	0.272%, 6/8/2010[c]	10,460,263

	Total Banking-Foreign	19,462,394

Finance (1.5%)
	General Electric Capital Corporation
12,550,000	0.336%, 6/11/2010[b,c]	12,565,863

	Total Finance	12,565,863

U.S. Government and Agencies (19.2%)
	Federal Home Loan Banks
5,000,000	0.160%, 5/12/2010[c]	4,992,482
9,000,000	0.161%, 5/20/2010[c]	8,996,458
5,000,000	0.071%, 5/22/2010[c]	4,996,707
27,240,000	0.145%, 7/9/2010[c]	27,238,700
8,800,000	0.261%, 7/27/2010[c]	8,800,000
4,400,000	0.268%, 7/29/2010[c]	4,399,782
	Federal Home Loan Mortgage Corporation
15,380,000	0.216%, 5/19/2010[c]	15,369,123
17,000,000	0.232%, 6/3/2010[c]	16,998,660
10,288,000	0.324%, 6/9/2010[c]	10,298,368
13,605,000	0.252%, 6/24/2010[c]	13,605,000
15,100,000	0.284%, 7/16/2010[c]	15,104,838
	Federal National Mortgage Association
9,000,000	0.216%, 5/19/2010[c]	8,994,940
17,000,000	0.188%, 7/13/2010[c]	16,997,619
	Overseas Private Investment Corporation
5,000,000	0.220%, 5/5/2010[b,c]	5,000,000
2,500,000	0.220%, 5/5/2010[b,c]	2,500,000

	Total U.S. Government and Agencies	164,292,677

U.S. Municipals (1.0%)
	Oregon Health and Science University Revenue Bonds
8,330,000	0.270%, 5/7/2010[b,c]	8,330,000

	Total U.S. Municipals	8,330,000

	Total Variable Rate Notes	314,197,187

	Total Investments (at amortized cost) 100.0%	$852,777,126

	Other Assets and Liabilities, Net <0.1%	290,895

	Total Net Assets 100.0%	$853,068,021

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
d

Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of April 30, 2010, the value of these investments was $9,002,131 or 1.1% of total net assets.

Cost for federal income tax purposes	$852,777,126

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Fund

Schedule of Investments as of April 30, 2010

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of April 30, 2010, in valuing Money Market Fund’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Security Type and Industry	Total	Level 1	Level 2	Level 3

Commercial Paper
Banking-Domestic	80,406,617	–	80,406,617		–
Banking-Foreign	9,997,733	–	9,997,733		–
Brokerage	26,575,889	–	26,575,889		–
Consumer Cyclical	47,189,088	–	47,189,088		–
Consumer Non-Cyclical	54,046,946	–	54,046,946		–
Energy	10,846,684	–	10,846,684		–
Finance	217,418,078	–	217,418,078		–
U.S. Government and Agencies	46,004,312	–	46,004,312		–
U.S. Municipals	43,741,592	–	43,741,592		–
Other Mutual Funds	2,353,000	2,353,000	–		–

Variable Rate Notes
Banking-Domestic	109,546,253	–	109,546,253		–
Banking-Foreign	19,462,394	–	19,462,394		–
Finance	12,565,863	–	12,565,863		–
U.S. Government and Agencies	164,292,677	–	164,292,677		–
U.S. Municipals	8,330,000	–	8,330,000		–

Total	$852,777,126	$2,353,000	$850,424,126		$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of April 30, 2010 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets
Investments at cost	$514,924,863	$1,182,572,650	$1,134,423,256	$475,945,053
Investments in securities at market value	137,507,331	271,386,657	241,680,675	108,980,589
Investments in affiliates at market value	363,760,352	874,203,930	878,410,872	370,828,599
Investments at Market Value	501,267,683	1,145,590,587	1,120,091,547	479,809,188

Cash	2,811	72,835	4,421	2,667
Dividends and interest receivable	230,101	656,571	684,669	336,499
Prepaid expenses	6,342	10,482	10,252	6,166
Receivable for investments sold	1,305,305	1,986,037	1,518,344	628,257
Receivable for fund shares sold	560,088	1,004,499	904,113	802,152
Receivable for forward contracts	—	—	—	—
Receivable for variation margin	221,450	694,450	316,050	159,100
Total Assets	503,593,780	1,150,015,461	1,123,529,396	481,744,029

Liabilities
Accrued expenses	48,146	72,745	64,126	40,172
Other liabilities	—	—	—	—
Payable for investments purchased	3,375,980	6,285,618	5,614,839	2,456,785
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	200,558	346,939	547,096	404,791
Payable for forward contracts	—	—	—	—
Swap agreements, at value	37,151	222,904	222,904	74,301
Payable for variation margin	433,225	1,191,875	989,270	281,775
Payable to affiliate	190,483	440,728	432,697	165,945
Total Liabilities	4,285,543	8,560,809	7,870,932	3,423,769

Net Assets
Capital stock (beneficial interest)	530,488,608	1,214,826,650	1,162,720,846	482,582,647
Accumulated undistributed net investment income/(loss)	71,204	3,903,901	2,461,344	1,124,137
Accumulated undistributed net realized gain/(loss)	(17,543,155)	(39,207,686)	(34,464,974)	(8,851,426)
Net unrealized appreciation/(depreciation) on:
Investments	7,216,668	13,880,334	12,552,559	5,660,459
Affiliated investments	(20,873,847)	(50,862,397)	(26,884,268)	(1,796,324)
Futures contracts	96,635	(216,105)	143,002	(108,560)
Swap agreements	(147,875)	(870,045)	(870,045)	(290,673)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$499,308,237	$1,141,454,652	$1,115,658,464	$478,320,260

Class A Share Capital	$424,929,801	$1,061,600,882	$1,068,127,825	$459,808,768
Shares of beneficial interest outstanding (Class A)	41,906,743	102,593,830	102,533,244	43,863,330
Net asset value per share	$10.14	$10.35	$10.42	$10.48
Maximum public offering price	$10.73	$10.95	$11.03	$11.09
Institutional Class Share Capital	$74,378,436	$79,853,770	$47,530,639	$18,511,492
Shares of beneficial interest outstanding (Institutional Class)	7,296,507	7,677,704	4,553,307	1,761,901
Net asset value per share	$10.19	$10.40	$10.44	$10.51

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$97,889,723	$227,115,288	$330,275,274	$328,944,541	$106,233,547	$716,457,286	$202,478,566
112,628,147	243,280,353	330,032,824	367,054,227	119,820,318	806,859,180	218,757,841
14,718,629	21,194,896	29,094,452	21,081,822	6,862,057	32,636,128	—
127,346,776	264,475,249	359,127,276	388,136,049	126,682,375	839,495,308	218,757,841
210,654	4,969	981	4,988	4,634	393	464,273 (a)
17,701	92,192	68,956	110,256	46,418	191,091	938,688
3,841	4,614	5,231	5,474	3,890	8,383	4,358
1,018,532	726,814	2,546,224	3,832,589	2,253,526	3,088,481	1,688,836
5,830	670,136	21,092	445,224	1,728	341,338	55,849
—	—	—	—	—	—	96,796
—	—	—	—	—	—	—
128,603,334	265,973,974	361,769,760	392,534,580	128,992,571	843,124,994	222,006,641
23,787	31,721	96,027	60,302	23,983	159,518	78,192
—	—	—	153,366	—	—	—
1,164,141	2,298,881	2,944,746	4,606,030	2,340,707	748,839	19,310,146
14,718,629	21,194,896	29,094,452	21,081,821	6,862,057	32,636,128	—
—	64,331	86,165	214,800	—	499,468	41,308
—	—	—	—	—	—	26,265
—	—	—	—	—	—	—
—	—	473,000	—	—	—	—
96,673	173,996	306,935	235,002	83,431	685,024	122,949
16,003,230	23,763,825	33,001,325	26,351,321	9,310,178	34,728,977	19,578,860
115,014,551	206,032,901	388,235,882	322,510,495	118,121,594	935,837,262	204,780,375
(369,384)	7,644	(490,952)	(596,367)	72,251	868,160	1,038,067
(31,502,116)	(1,190,357)	(88,451,388)	(14,922,377)	(18,960,280)	(251,347,427)	(19,682,950)
29,457,053	37,359,961	28,852,002	59,191,508	20,448,828	123,038,022	16,279,275
—	—	—	—	—	—	—
—	—	622,891	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	70,531
—	—	—	—	—	—	(57,517)
$112,600,104	$242,210,149	$328,768,435	$366,183,259	$119,682,393	$808,396,017	$202,427,781
$17,184,005	$75,628,533	$254,532,041	$237,974,395	$16,850,875	$592,203,173	$31,562,365
1,600,351	5,259,137	20,354,140	15,126,119	1,525,465	45,031,920	3,902,132
$10.74	$14.38	$12.51	$15.73	$11.05	$13.15	$8.09
$11.37	$15.22	$13.24	$16.65	$11.69	$13.92	$8.56
$95,416,099	$166,581,616	$74,236,394	$128,208,864	$102,831,518	$216,192,844	$170,865,416
8,742,507	11,076,493	5,349,939	7,333,639	9,292,590	15,304,748	21,073,372
$10.91	$15.04	$13.88	$17.48	$11.07	$14.13	$8.11

(a)	Includes foreign currency holdings of $134,967 (cost $134,866).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – (continued)

As of April 30, 2010 (unaudited)	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Assets
Investments at cost	$434,073,158	$310,944,768	$488,167,857	$1,744,892,575
Investments in securities at market value	440,506,447	329,014,619	535,465,090	1,910,380,727
Investments in affiliates at market value	24,880,393	6,337,000	7,031,100	54,982,500
Investments at Market Value	465,386,840	335,351,619	542,496,190	1,965,363,227

Cash	1,107,100 (a)	670	240,844	6,266
Dividends and interest receivable	2,380,274	125,244	401,091	860,179
Prepaid expenses	6,142	5,313	6,516	15,547
Receivable for investments sold	6,130,478	14,112,234	7,372,981	34,692,846
Receivable for written options	—	—	—	—
Receivable for fund shares sold	112,958	25,631	628,434	252,270
Receivable for forward contracts	7,984	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	475,131,776	349,620,711	551,146,056	2,001,190,335

Liabilities
Distributions payable	—	—	—	—
Accrued expenses	113,624	68,373	90,527	532,277
Payable for investments purchased	5,137,609	13,346,881	16,382,778	54,130,109
Payable upon return of collateral for securities loaned	24,880,393	6,337,000	7,031,100	54,982,500
Payable for fund shares redeemed	155,165	93,952	253,741	1,049,560
Payable for forward contracts	32,458	—	—	—
Open options written, at value	—	6,789	—	86,875
Swap agreements, at value	—	—	—	—
Payable for variation margin	—	—	—	925,655
Payable to affiliate	332,157	230,440	289,633	1,511,160
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	30,651,406	20,083,435	24,047,779	113,218,136

Net Assets
Capital stock (beneficial interest)	576,594,619	416,446,796	577,088,399	1,779,860,314
Accumulated undistributed net investment income/(loss)	3,052,948	(64,466)	1,528,203	272,950
Accumulated undistributed net realized gain/(loss)	(166,469,371)	(111,255,854)	(105,846,658)	(114,552,651)
Net unrealized appreciation/(depreciation) on:
Investments	31,313,682	24,406,851	54,328,333	220,470,652
Affiliated investments	—	—	—	—
Written option contracts	—	3,948	—	147,479
Futures contracts	—	—	—	1,773,455
Swap agreements	—	—	—	—
Foreign currency forward contracts	(24,474)	—	—	—
Foreign currency transactions	12,966	—	—	—
Total Net Assets	$444,480,370	$329,537,276	$527,098,277	$1,887,972,199

Class A Share Capital	$176,343,953	$129,823,834	$194,664,576	$1,699,333,127
Shares of beneficial interest outstanding (Class A)	19,500,095	26,844,222	14,917,045	79,355,527
Net asset value per share	$9.04	$4.84	$13.05	$21.41
Maximum public offering price	$9.57	$5.12	$13.81	$22.66

Institutional Class Share Capital	$268,136,417	$199,713,442	$332,433,701	$188,639,072
Shares of beneficial interest outstanding (Institutional Class)	29,121,655	38,700,066	25,347,364	8,758,264
Net asset value per share	$9.21	$5.16	$13.12	$21.54

(a)	Includes foreign currency holdings of $272,285 (cost $276,737).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – (continued)

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund	Limited Maturity Bond Fund

$220,286,019	$713,323,488	$1,318,911,604	$724,748,722	$342,746,578	$112,658,119	$723,626,686
223,956,507	694,456,373	1,391,785,145	724,082,513	329,193,613	113,361,445	711,395,595
8,843,031	52,715,917	—	23,174,398	12,462,724	—	13,134,445
232,799,538	747,172,290	1,391,785,145	747,256,911	341,656,337	113,361,445	724,530,040

3,274	1,812	50,520	3,916	2,529	1,626	3,736
617,677	15,298,390	20,406,280	9,465,245	2,376,518	614,359	4,107,323
4,518	7,606	12,210	8,113	5,081	33,008	7,477
7,022,048	3,536,268	5,987,446	31,008,392	14,184,346	—	4,656,792
—	14,056,389	—	5,672,757	—	—	—
10,386	525,767	1,141,062	299,664	36,335	125,036	2,412,580
—	—	—	—	—	—	—
21,797	—	—	400,313	67,500	—	8,437
240,479,238	780,598,522	1,419,382,663	794,115,311	358,328,646	114,135,474	735,726,385

—	1,284,524	827,800	268,789	72,727	22	20,456
73,636	93,438	190,782	104,718	90,039	7,907	61,358
19,494,369	24,852,670	15,720,040	56,657,041	70,112,500	11,372,188	36,434,285
7,118,549	52,715,917	—	10,226,395	—	—	2,550,000
54,840	441,970	662,507	88,520	141,544	14,037	702,508
—	—	—	—	—	—	—
—	—	—	—	—	12,375	—
22,926	16,258	—	67,699	183,413	—	198,697
26,250	—	—	513,049	138,985	—	472,974
161,537	367,071	803,082	336,474	162,078	29,606	216,962
—	—	—	2,551	—	6,866	13,175
26,952,107	79,771,848	18,204,211	68,265,236	70,901,286	11,443,001	40,670,415

212,803,299	1,056,013,641	1,326,702,531	770,345,071	312,254,002	102,107,048	697,632,367
(100,425)	(167,310)	(61,538)	103,010	2,877	—	333,582
(11,663,425)	(388,834,729)	1,663,918	(67,021,109)	(23,516,959)	(118,245)	(3,162,179)
12,189,037	33,848,802	72,873,541	19,260,186	(3,752,965)	703,326	(1,381,091)
324,482	—	—	3,248,003	2,662,724	—	2,284,445
—	—	—	—	—	344	—
(17,167)	—	—	(8,182)	(152,955)	—	(576,011)
(8,670)	(33,730)	—	(76,903)	(69,363)	—	(75,143)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
$213,527,131	$700,826,674	$1,401,178,452	$725,850,075	$287,427,360	$102,692,473	$695,055,970

$155,058,646	$427,899,309	$1,313,300,549	$383,230,427	$234,760,780	$884,156	$203,762,822
13,439,986	90,807,908	116,741,694	45,217,680	24,112,530	88,412	16,371,879
$11.54	$4.71	$11.25	$8.48	$9.74	$10.00	$12.45
$12.21	$4.93	$11.78	$8.88	$10.20	$10.20	$12.45

$58,468,485	$272,927,365	$87,877,903	$342,619,648	$52,666,580	$101,808,317	$491,293,148
5,074,325	57,889,345	7,811,954	40,460,004	5,407,991	10,178,939	39,483,101
$11.52	$4.71	$11.25	$8.47	$9.74	$10.00	$12.44

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities – (continued)

As of April 30, 2010 (unaudited)	Money Market Fund
Assets
Investments at cost	$852,777,126
Investments in securities at market value	852,777,126
Investments at Market Value	852,777,126 [1]

Cash	687
Dividends and interest receivable	113,971
Prepaid expenses	9,002
Receivable for fund shares sold	3,427,940
Total Assets	856,328,726

Liabilities
Accrued expenses	188,458
Payable for fund shares redeemed	2,994,999
Payable to affiliate	77,248
Total Liabilities	3,260,705

Net Assets
Capital stock (beneficial interest)	853,141,369
Accumulated undistributed net investment income/(loss)	(56,969)
Accumulated undistributed net realized gain/(loss)	(16,379)
Total Net Assets	$853,068,021

Class A Share Capital	$830,340,460
Shares of beneficial interest outstanding (Class A)	830,340,460
Net asset value per share	$1.00
Maximum public offering price	$1.00
Institutional Class Share Capital	$22,727,561
Shares of beneficial interest outstanding (Institutional Class)	22,727,561
Net asset value per share	$1.00

[1]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Operations

For the six months ended April 30, 2010 (unaudited)	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Investment Income
Dividends	$389,413	$736,126	$580,291	$188,602
Taxable interest	341,981	1,247,266	2,101,855	1,148,611
Income from securities loaned	—	—	—	—
Income from affiliated investments	3,571,118	13,016,687	14,819,190	6,483,180
Foreign dividend tax withholding	(822)	(1,705)	(1,532)	(498)
Total Investment Income	4,301,690	14,998,374	17,499,804	7,819,895

Expenses
Adviser fees	705,835	1,329,357	1,213,708	537,313
Sub-Adviser fees	—	—	—	—
Administrative service fees	80,912	140,534	138,000	78,633
Audit and legal fees	13,260	18,030	17,935	13,177
Custody fees	40,485	48,011	45,029	35,750
Distribution expenses Class A	487,809	1,225,956	1,235,406	525,397
Insurance expenses	3,300	5,300	5,324	3,346
Printing and postage expenses Class A	139,088	248,576	183,662	66,851
Printing and postage expenses Institutional Class	162	174	189	140
SEC and state registration expenses	37,196	51,890	53,633	43,530
Transfer agent fees Class A	385,933	692,316	505,112	179,692
Transfer agent fees Institutional Class	258	290	304	219
Trustees’ fees	4,982	6,729	6,647	4,562
Other expenses	6,636	7,474	7,511	6,940
Total Expenses Before Reimbursement	1,905,856	3,774,637	3,412,460	1,495,550

Less:
Reimbursement from adviser	(419,146)	(632,375)	(418,234)	(262,498)
Custody earnings credit	(151)	(144)	(131)	(176)
Total Net Expenses	1,486,559	3,142,118	2,994,095	1,232,876

Net Investment Income/(Loss)	2,815,131	11,856,256	14,505,709	6,587,019

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	3,933,131	4,604,491	3,181,825	1,431,012
Affiliated investments	(1,952,260)	(4,106,361)	(3,031,747)	(610,029)
Futures contracts	4,718,818	7,028,369	6,303,948	1,824,360
Foreign currency transactions	261	(164)	(90)	(41)
Swap agreements	(42,802)	(254,752)	(254,752)	(84,998)
Change in net unrealized appreciation/(depreciation) on:
Investments	8,131,648	15,781,963	13,466,462	4,682,192
Affiliated investments	48,684,821	97,881,260	77,068,050	22,716,860
Futures contracts	818,699	1,312,027	1,414,131	183,677
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	122	163	89	40
Swap agreements	(94,404)	(568,485)	(568,485)	(189,415)

Net Realized and Unrealized Gains/(Losses)	64,198,034	121,678,511	97,579,431	29,953,658

Net Increase/(Decrease) in Net Assets Resulting From Operations	$67,013,165	$133,534,767	$112,085,140	$36,540,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Partner Small Cap Growth Fund	Partner Small Cap Value Fund	Small Cap Stock Fund	Mid Cap Growth Fund	Partner Mid Cap Value Fund	Mid Cap Stock Fund	Partner Worldwide Allocation Fund

$187,267	$1,462,841	$1,250,581	$984,625	$1,111,640	$5,222,118	$1,862,130
3,670	6,774	15,738	15,928	2,216	24,638	580,732
33,198	15,493	176,327	43,885	8,497	36,790	—
—	—	—	—	—	—	—
—	(1,134)	(1,222)	(492)	—	—	(172,238)
224,135	1,483,974	1,441,424	1,043,946	1,122,353	5,283,546	2,270,624

139,617	102,652	1,045,870	663,149	142,163	2,583,023	318,877
307,316	615,915	—	—	258,142	—	426,884
44,932	55,530	65,655	67,935	45,675	112,952	51,572
10,424	11,222	12,115	12,185	10,505	17,032	15,670
13,719	6,168	33,170	9,415	11,279	15,419	129,237
18,631	82,059	299,064	274,494	18,538	699,349	36,121
2,115	2,397	3,100	2,854	2,134	4,791	2,237
3,806	33,106	130,492	129,048	3,419	169,904	5,137
351	3,088	637	2,231	451	1,879	1,117
25,635	18,831	23,767	25,112	26,114	37,234	34,188
12,909	108,605	389,405	384,097	18,421	625,605	23,479
167	26,198	1,133	23,244	436	7,961	687
3,705	7,381	13,227	11,246	4,834	27,192	5,600
5,049	5,186	6,012	5,393	4,680	6,866	31,080
588,376	1,078,338	2,023,647	1,610,403	546,791	4,309,207	1,081,886

(1,304)	(26,578)	(330)	(95)	(18,401)	(24)	(230,497)
(268)	(83)	(45)	(11)	(162)	(6)	(558)
586,804	1,051,677	2,023,272	1,610,297	528,228	4,309,177	850,831

(362,669)	432,297	(581,848)	(566,351)	594,125	974,369	1,419,793

4,415,322	5,404,017	54,848,333	12,716,747	6,402,194	27,841,401	3,225,358
—	—	—	—	—	—	—
(38,570)	—	273,354	—	—	—	(601,492)
—	(469)	(3,166)	—	—	—	(23,627)
—	—	—	—	—	—	—
21,409,121	46,025,513	5,455,786	52,854,323	16,084,752	118,304,347	6,261,702
—	—	—	—	—	—	—
95,458	—	622,891	—	—	—	82,627
—	—	—	—	—	—	64,037
—	—	2,592	—	—	—	(65,347)
—	—	—	—	—	—	—

25,881,331	51,429,061	61,199,790	65,571,070	22,486,946	146,145,748	8,943,258

$25,518,662	$51,861,358	$60,617,942	$65,004,719	$23,081,071	$147,120,117	$10,363,051

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the six months ended April 30, 2010 (unaudited)	Partner International Stock Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Stock Fund
Investment Income
Dividends	$6,325,616	$1,521,129	$4,783,979	$12,004,084
Taxable interest	8,337	8,515	10,325	99,439
Tax-Exempt interest	—	—	—	—
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	15,562	10,171	5,668	50,185
Income from affiliated investments	—	—	9	—
Foreign dividend tax withholding	(609,542)	(7,423)	(18,592)	(48,039)
Total Investment Income	5,739,973	1,532,392	4,781,389	12,105,669

Expenses
Adviser fees	566,560	1,188,298	1,102,118	5,156,411
Sub-Adviser fees	796,836	—	—	—
Administrative service fees	80,033	66,688	83,983	218,941
Amortization of offering costs	—	—	—	—
Audit and legal fees	13,758	12,214	13,591	24,897
Custody fees	68,531	16,614	11,440	40,698
Distribution expenses Class A	227,699	158,434	234,306	2,068,034
Insurance expenses	3,434	3,153	3,588	8,796
Printing and postage expenses Class A	76,916	69,139	56,949	503,258
Printing and postage expenses Institutional Class	630	557	2,027	746
SEC and state registration expenses	25,662	25,232	33,727	48,688
Transfer agent fees Class A	349,096	277,798	251,766	1,691,450
Transfer agent fees Institutional Class	509	1,991	18,965	1,333
Trustees’ fees	16,079	1,375	17,094	83,943
Other expenses	21,829	5,621	5,903	9,622
Total Expenses Before Reimbursement	2,247,572	1,827,114	1,835,457	9,856,817

Less:
Reimbursement from adviser	(671)	(284,928)	(33)	(168)
Custody earnings credit	(169)	(82)	(81)	(63)
Total Net Expenses	2,246,732	1,542,104	1,835,343	9,856,586

Net Investment Income/(Loss)	3,493,241	(9,712)	2,946,046	2,249,083

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,282,084	18,214,254	32,086,038	192,929,282
Written option contracts	—	76,462	—	(1,536,442)
Futures contracts	—	—	—	16,822,186
Foreign currency transactions	(258,110)	—	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,883,709	22,684,053	31,317,123	29,857,688
Affiliated investments	—	—	—	—
Written option contracts	—	3,948	—	147,479
Futures contracts	—	—	—	1,640,040
Foreign currency forward contracts	(99)	—	—	—
Foreign currency transactions	(35,690)	—	—	—
Swap agreements	—	—	—	—

Net Realized and Unrealized Gains/(Losses)	13,871,894	40,978,717	63,403,161	239,860,233

Net Increase/(Decrease) in Net Assets Resulting From Operations	$17,365,135	$40,969,005	$66,349,207	$242,109,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

Balanced Fund	High Yield Fund	Municipal Bond Fund	Income Fund	Core Bond Fund	Government Bond Fund(a)	Limited Maturity Bond Fund

$864,201	$385,113	$—	$25,992	$8,378	$—	$17,719
1,202,102	29,170,980	186,280	20,407,926	5,628,299	192,571	11,560,580
—	—	34,025,498	—	—	—	—
219,334	—	—	491,359	1,002,923	16,872	460,273
52,067	70,014	—	2,633	—	—	3,085
70,874	—	—	532,109	512,166	—	434,977
(2,753)	—	—	—	—	—	—
2,405,825	29,626,107	34,211,778	21,460,019	7,151,766	209,443	12,476,634

566,963	1,275,123	2,740,267	1,281,673	653,956	33,343	924,011
—	—	—	—	—	—	—
55,617	100,780	170,334	110,058	64,065	13,334	97,693
—	—	—	—	—	5,956	—
11,401	15,122	21,093	16,094	12,218	3,594	14,675
9,598	12,321	15,964	16,842	9,477	4,302	14,382
187,107	513,793	1,584,799	459,793	287,094	114	102,585
2,595	4,233	7,578	4,839	3,075	312	4,089
39,432	84,534	95,886	69,742	40,883	177	30,237
302	1,622	1,776	681	466	78	4,052
27,329	48,930	58,072	35,142	23,471	247	44,860
151,303	273,547	286,654	230,170	173,951	168	113,501
223	17,759	15,070	1,225	1,425	45	29,939
10,468	20,199	41,253	23,054	13,452	975	17,526
9,162	12,510	36,702	16,516	9,535	1,683	11,240
1,071,500	2,380,473	5,075,448	2,265,829	1,293,068	64,328	1,408,790

(3,423)	(35)	—	(24,230)	(142,641)	(9,873)	(19,848)
(77)	(32)	(18)	(43)	(58)	—	(51)
1,068,000	2,380,406	5,075,430	2,241,556	1,150,369	54,455	1,388,891

1,337,825	27,245,701	29,136,348	19,218,463	6,001,397	154,988	11,087,743

18,821,703	3,618,876	2,309,624	14,264,042	5,186,423	(118,245)	9,714,649
—	—	—	—	—	—	—
420,127	—	—	(2,081,450)	(955,548)	—	(3,516,924)
—	—	—	—	—	—	—
27,564	(3,917)	—	48,627	99,424	—	24,552
6,289,678	31,788,548	10,585,026	18,967,773	6,375,006	703,326	3,112,689
87,872	—	—	659,771	635,043	—	539,335
—	—	—	—	—	344	—
(2,469)	—	—	579,573	466,625	—	1,258,783
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(41,363)	(33,730)	—	(196,772)	(233,053)	—	(168,765)

25,603,112	35,369,777	12,894,650	32,241,564	11,573,920	585,425	10,964,319

$26,940,937	$62,615,478	$42,030,998	$51,460,027	$17,575,317	$740,413	$22,052,062

(a)	For the period from February 26, 2010 (inception) through April 30, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations – continued

For the six months ended April 30, 2010 (unaudited)	Money Market Fund
Investment Income
Dividends	$29,542
Taxable interest	1,232,985
Total Investment Income	1,262,527

Expenses
Adviser fees	2,092,782
Administrative service fees	129,874
Audit and legal fees	18,811
Custody fees	14,739
Distribution expenses Class A	572,552
Insurance expenses	8,450
Printing and postage expenses Class A	275,640
Printing and postage expenses Institutional Class	1,105
SEC and state registration expenses	110,415
Transfer agent fees Class A	794,427
Transfer agent fees Institutional Class	1,371
Trustees’ fees	34,479
Other expenses	8,725
Total Expenses Before Reimbursement	4,063,370

Less:
Reimbursement from adviser	(2,817,220)
Custody earnings credit	(2)
Total Net Expenses	1,246,148

Net Investment Income/(Loss)	16,379

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(16,379)
Net Realized and Unrealized Gains/(Losses)	(16,379)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
For the periods ended	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009
Operations
Net investment income/(loss)	$2,815,131	$4,534,986	$11,856,256	$20,151,317
Net realized gains/(losses)	6,657,148	(22,491,675)	7,271,583	(39,891,733)
Change in net unrealized appreciation/(depreciation)	57,540,886	74,067,995	114,406,928	158,660,881
Net Change in Net Assets Resulting From Operations	67,013,165	56,111,306	133,534,767	138,920,465
Distributions to Shareholders
From net investment income	(3,322,540)	(4,055,895)	(16,180,144)	(18,672,449)
From net realized gains	–	(17,451,235)	–	(20,356,741)
Total Distributions to Shareholders	(3,322,540)	(21,507,130)	(16,180,144)	(39,029,190)
Capital Stock Transactions

Class A
Sold	40,516,272	75,669,139	97,766,967	168,832,839
Distributions reinvested	2,656,524	17,944,966	14,802,002	35,823,489
Redeemed	(26,988,071)	(32,203,634)	(64,111,146)	(91,599,502)
Total Class A Capital Stock Transactions	16,184,725	61,410,471	48,457,823	113,056,826

Class B
Sold	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	–	–	–	–
Total Class B Capital Stock Transactions	–	–	–	–

Institutional Class
Sold	8,344,244	18,990,498	7,534,786	13,355,531
Distributions reinvested	657,354	3,533,938	1,316,076	3,074,642
Redeemed	(7,021,976)	(15,690,456)	(6,255,606)	(10,880,875)
Total Institutional Class Capital Stock Transactions	1,979,622	6,833,980	2,595,256	5,549,298
Capital Stock Transactions	18,164,347	68,244,451	51,053,079	118,606,124

Net Increase/(Decrease) in Net Assets	81,854,972	102,848,627	168,407,702	218,497,399
Net Assets, Beginning of Period	417,453,265	314,604,638	973,046,950	754,549,551
Net Assets, End of Period	$499,308,237	$417,453,265	$1,141,454,652	$973,046,950
Accumulated undistributed net investment income/(loss)	$71,204	$578,613	$3,903,901	$8,227,789

Capital Stock Share Transactions

Class A shares
Sold	4,203,785	10,049,721	9,856,201	21,347,213
Distributions reinvested	280,225	2,450,831	1,521,275	4,678,763
Redeemed	(2,808,772)	(4,252,307)	(6,471,171)	(11,874,622)
Total Class A shares	1,675,238	8,248,245	4,906,305	14,151,354

Class B shares
Sold	–	–	–	–
Distributions reinvested	–	–	–	–
Redeemed	–	–	–	–
Total Class B shares	–	–	–	–

Institutional Class shares
Sold	856,350	2,524,582	762,505	1,685,333
Distributions reinvested	69,050	479,150	134,706	399,385
Redeemed	(721,912)	(1,973,983)	(626,066)	(1,357,580)
Total Institutional Class shares	203,488	1,029,749	271,145	727,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Moderate Allocation Fund		Moderately Conservative Allocation Fund		Partner Small Cap Growth Fund		Partner Small Cap Value Fund
4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009

$14,505,709	$26,013,276	$6,587,019	$11,830,199	$(362,669)	$(344,986)	$432,297	$1,416,544
6,199,184	(35,644,331)	2,560,304	(9,819,749)	4,376,752	(18,640,522)	5,403,548	(6,457,291)
91,380,247	145,257,325	27,393,354	51,314,497	21,504,579	25,076,681	46,025,513	21,262,326
112,085,140	135,626,270	36,540,677	53,324,947	25,518,662	6,091,173	51,861,358	16,221,579

(12,834,838)	(25,153,811)	(6,006,153)	(11,514,915)	–	–	(1,200,961)	(1,385,809)
–	(5,596,009)	–	–	–	–	–	(7,732,630)
(12,834,838)	(30,749,820)	(6,006,153)	(11,514,915)	–	–	(1,200,961)	(9,118,439)

105,388,814	175,340,276	63,916,449	94,991,798	883,434	2,803,362	5,585,310	13,404,313
12,125,167	29,216,297	5,699,121	10,954,480	–	–	155,337	3,309,467
(67,819,859)	(121,874,783)	(32,117,113)	(68,221,096)	(316,784)	(529,938)	(5,390,006)	(13,338,019)
49,694,122	82,681,790	37,498,457	37,725,182	566,650	2,273,424	350,641	3,375,761

–	–	–	–	–	–	–	13,111
–	–	–	–	–	–	–	63,379
–	–	–	–	–	–	–	(1,070,217)
–	–	–	–	–	–	–	(993,727)

7,240,697	12,108,381	6,471,158	6,070,808	2,164,066	4,592,683	21,390,654	45,848,423
579,587	1,217,074	233,111	395,107	–	–	1,044,089	5,714,207
(2,822,946)	(7,175,493)	(3,147,615)	(5,033,855)	(1,190,969)	(1,709,247)	(9,477,965)	(13,748,637)
4,997,338	6,149,962	3,556,654	1,432,060	973,097	2,883,436	12,956,778	37,813,993
54,691,460	88,831,752	41,055,111	39,157,242	1,539,747	5,156,860	13,307,419	40,196,027

153,941,762	193,708,202	71,589,635	80,967,274	27,058,409	11,248,033	63,967,816	47,299,167
961,716,702	768,008,500	406,730,625	325,763,351	85,541,695	74,293,662	178,242,333	130,943,166
$1,115,658,464	$961,716,702	$478,320,260	$406,730,625	$112,600,104	$85,541,695	$242,210,149	$178,242,333
$2,461,344	$790,473	$1,124,137	$543,271	$(369,384)	$(6,715)	$7,644	$776,308

10,495,153	21,262,595	6,271,034	10,920,083	88,965	369,706	428,235	1,401,209
1,212,215	3,588,725	561,009	1,261,421	–	–	12,358	350,492
(6,773,603)	(15,132,993)	(3,157,810)	(7,969,154)	(32,263)	(72,579)	(423,717)	(1,435,078)
4,933,765	9,718,327	3,674,233	4,212,350	56,702	297,127	16,876	316,623

–	–	–	–	–	–	–	1,482
–	–	–	–	–	–	–	7,293
–	–	–	–	–	–	–	(131,292)
–	–	–	–	–	–	–	(122,517)

718,242	1,420,718	632,968	689,431	230,727	563,875	1,601,144	4,381,989
57,801	148,801	22,892	45,302	–	–	79,580	577,383
(282,047)	(874,288)	(306,469)	(584,510)	(121,370)	(229,259)	(701,327)	(1,400,988)
493,996	695,231	349,391	150,223	109,357	334,616	979,397	3,558,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Small Cap Stock Fund		Mid Cap Growth Fund
For the periods ended	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009
Operations
Net investment income/(loss)	$(581,848)	$856,097	$(566,351)	$(751,386)
Net realized gains/(losses)	55,118,521	(63,049,293)	12,716,747	(20,175,426)
Change in net unrealized appreciation/(depreciation)	6,081,269	58,209,902	52,854,323	81,419,299
Net Change in Net Assets Resulting From Operations	60,617,942	(3,983,294)	65,004,719	60,492,487
Distributions to Shareholders
From net investment income	–	(1,199,395)	–	–
Total Distributions to Shareholders	–	(1,199,395)	–	–
Capital Stock Transactions

Class A
Sold	5,516,072	18,666,616	9,231,013	19,701,613
Distributions reinvested	–	288,188	–	(3,866)
Redeemed	(19,387,902)	(35,817,646)	(15,371,562)	(25,064,033)
Total Class A Capital Stock Transactions	(13,871,830)	(16,862,842)	(6,140,549)	(5,366,286)

Class B
Sold	–	5,672	–	6,823
Redeemed	–	(2,416,655)	–	(4,639,347)
Total Class B Capital Stock Transactions	–	(2,410,983)	–	(4,632,524)

Institutional Class
Sold	5,142,401	10,408,053	23,142,419	32,772,986
Distributions reinvested	–	899,724	–	–
Redeemed	(3,083,820)	(8,913,536)	(7,597,912)	(6,786,967)
In-kind redemptions	–	(49,376,931)	–	–
Total Institutional Class Capital Stock Transactions	2,058,581	(46,982,690)	15,544,507	25,986,019
Capital Stock Transactions	(11,813,249)	(66,256,515)	9,403,958	15,987,209

Net Increase/(Decrease) in Net Assets	48,804,693	(71,439,204)	74,408,677	76,479,696
Net Assets, Beginning of Period	279,963,742	351,402,946	291,774,582	215,294,886
Net Assets, End of Period	$328,768,435	$279,963,742	$366,183,259	$291,774,582
Accumulated undistributed net investment income/(loss)	$(490,952)	$90,896	$(596,367)	$(30,016)

Capital Stock Share Transactions

Class A shares
Sold	475,309	2,032,084	632,561	1,864,201
Distributions reinvested	–	30,956	–	(244)
Redeemed	(1,681,436)	(3,913,926)	(1,060,714)	(2,428,704)
Total Class A shares	(1,206,127)	(1,850,886)	(428,153)	(564,747)

Class B shares
Sold	–	703	–	909
Redeemed	–	(330,189)	–	(562,917)
Total Class B shares	–	(329,486)	–	(562,008)

Institutional Class shares
Sold	410,887	981,274	1,444,101	2,889,573
Distributions reinvested	–	88,036	–	–
Redeemed	(240,121)	(902,518)	(457,055)	(564,025)
In-kind redemptions	–	(4,319,941)	–	–
Total Institutional Class shares	170,766	(4,153,149)	987,046	2,325,548

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Partner Mid Cap Value Fund		Mid Cap Stock Fund		Partner Worldwide Allocation Fund		Partner International Stock Fund
4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009

$594,125	$881,838	$974,369	$1,851,704	$1,419,793	$2,353,437	$3,493,241	$7,818,330
6,402,194	(13,845,188)	27,841,401	(59,191,531)	2,600,239	(14,053,702)	6,023,974	(106,272,055)
16,084,752	24,503,090	118,304,347	194,902,855	6,343,019	42,991,855	7,847,920	174,597,561
23,081,071	11,539,740	147,120,117	137,563,028	10,363,051	31,291,590	17,365,135	76,143,836

(940,412)	(888,833)	(766,405)	(4,268,966)	(2,492,167)	(1,709,823)	(8,243,472)	(10,894,347)
(940,412)	(888,833)	(766,405)	(4,268,966)	(2,492,167)	(1,709,823)	(8,243,472)	(10,894,347)

1,319,022	5,150,024	11,436,010	28,070,489	5,422,685	5,901,237	4,079,975	9,534,356
102,004	62,921	–	1,881,875	392,530	285,320	2,560,551	3,891,674
(979,095)	(978,941)	(41,674,947)	(86,585,385)	(1,070,023)	(1,499,489)	(15,573,475)	(32,785,471)
441,931	4,234,004	(30,238,937)	(56,633,021)	4,745,192	4,687,068	(8,932,949)	(19,359,441)

–	–	–	3,193	–	–	–	9,689
–	–	–	(2,798,556)	–	–	–	(2,411,676)
–	–	–	(2,795,363)	–	–	–	(2,401,987)

3,080,054	5,731,151	13,670,590	49,538,758	46,005,107	49,292,766	3,557,926	6,263,317
837,432	825,239	763,555	2,358,071	2,098,535	1,422,500	5,605,246	6,921,578
(1,118,849)	(3,943,641)	(45,678,639)	(44,717,664)	(2,743,451)	(3,352,400)	(4,457,482)	(7,400,407)
–	–	–	(66,846,514)	–	–	–	–
2,798,637	2,612,749	(31,244,494)	(59,667,349)	45,360,191	47,362,866	4,705,690	5,784,488
3,240,568	6,846,753	(61,483,431)	(119,095,733)	50,105,383	52,049,934	(4,227,259)	(15,976,940)

25,381,227	17,497,660	84,870,281	14,198,329	57,976,267	81,631,701	4,894,404	49,272,549
94,301,166	76,803,506	723,525,736	709,327,407	144,451,514	62,819,813	439,585,966	390,313,417
$119,682,393	$94,301,166	$808,396,017	$723,525,736	$202,427,781	$144,451,514	$444,480,370	$439,585,966
$72,251	$418,538	$868,160	$660,196	$1,038,067	$2,110,441	$3,052,948	$7,803,179

128,393	669,360	929,673	3,069,731	675,025	895,278	443,984	1,300,369
10,262	8,561	–	223,237	49,005	46,394	277,410	518,201
(98,398)	(126,593)	(3,411,374)	(9,781,665)	(133,977)	(236,031)	(1,701,364)	(4,474,965)
40,257	551,328	(2,481,701)	(6,488,697)	590,053	705,641	(979,970)	(2,656,395)

–	–	–	480	–	–	–	1,428
–	–	–	(413,102)	–	–	–	(359,967)
–	–	–	(412,622)	–	–	–	(358,539)

313,565	689,841	1,059,423	5,149,510	5,751,659	7,945,276	386,232	830,227
84,164	112,277	58,780	261,717	261,663	230,925	598,212	909,537
(110,588)	(568,756)	(3,398,796)	(4,695,874)	(345,257)	(468,625)	(476,922)	(1,065,496)
–	–	–	(5,447,964)	–	–	–	–
287,141	233,362	(2,280,593)	(4,732,611)	5,668,065	7,707,576	507,522	674,268

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Large Cap Growth Fund		Large Cap Value Fund
For the periods ended	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009
Operations
Net investment income/(loss)	$(9,712)	$1,308,172	$2,946,046	$8,044,019
Net realized gains/(losses)	18,290,716	(43,144,851)	32,086,038	(74,129,191)
Change in net unrealized appreciation/(depreciation)	22,688,001	90,552,159	31,317,123	104,015,421
Net Change in Net Assets Resulting From Operations	40,969,005	48,715,480	66,349,207	37,930,249
Distributions to Shareholders
From net investment income	(1,199,725)	(800,264)	(7,342,630)	(11,677,572)
From net realized gains	–	–	–	–
Total Distributions to Shareholders	(1,199,725)	(800,264)	(7,342,630)	(11,677,572)
Capital Stock Transactions

Class A
Sold	5,901,653	14,777,562	5,323,827	17,538,778
Issued in connection with merger	–	21,102,046	–	–
Distributions reinvested	300,470	–	2,141,468	3,869,545
Redeemed	(11,138,020)	(20,476,518)	(15,379,724)	(34,413,625)
Total Class A Capital Stock Transactions	(4,935,897)	15,403,090	(7,914,429)	(13,005,302)

Class B
Sold	–	1,154	–	10,582
Distributions reinvested	–	–	–	–
Redeemed	–	(2,390,163)	–	(2,437,152)
Total Class B Capital Stock Transactions	–	(2,389,009)	–	(2,426,570)

Institutional Class
Sold	6,439,960	14,908,383	28,497,371	76,585,887
Issued in connection with merger	–	1,496,595	–	–
Distributions reinvested	885,312	793,651	5,122,221	7,665,151
Redeemed	(4,960,739)	(15,468,840)	(10,730,032)	(22,926,576)
In-kind redemptions	–	(78,419,074)	–	(78,077,277)
Total Institutional Class Capital Stock Transactions	2,364,533	(76,689,285)	22,889,560	(16,752,815)
Capital Stock Transactions	(2,571,364)	(63,675,204)	14,975,131	(32,184,687)

Net Increase/(Decrease) in Net Assets	37,197,916	(15,759,988)	73,981,708	(5,932,010)
Net Assets, Beginning of Period	292,339,360	308,099,348	453,116,569	459,048,579
Net Assets, End of Period	$329,537,276	$292,339,360	$527,098,277	$453,116,569
Accumulated undistributed net investment income/(loss)	$(64,466)	$1,144,972	$1,528,203	$5,924,787

Capital Stock Share Transactions

Class A shares
Sold	1,264,098	4,103,888	424,949	1,770,333
Issued in connection with merger	–	5,434,228	–	–
Distributions reinvested	64,203	–	174,245	384,655
Redeemed	(2,380,537)	(5,752,881)	(1,235,758)	(3,489,061)
Total Class A shares	(1,052,236)	3,785,235	(636,564)	(1,334,073)

Class B shares
Sold	–	360	–	1,099
Distributions reinvested	–	–	–	–
Redeemed	–	(796,691)	–	(259,617)
Total Class B shares	–	(796,331)	–	(258,518)

Institutional Class shares
Sold	1,316,421	3,686,160	2,291,524	7,515,341
Issued in connection with merger	–	361,524	–	–
Distributions reinvested	177,417	226,112	415,428	759,678
Redeemed	(989,971)	(4,058,580)	(859,334)	(2,292,540)
In-kind redemptions	–	(16,912,990)	–	(6,501,022)
Total Institutional Class shares	503,867	(16,697,774)	1,847,618	(518,543)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Large Cap Stock Fund		Balanced Fund		High Yield Fund		Municipal Bond Fund
4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009

$2,249,083	$14,099,444	$1,337,825	$3,082,023	$27,245,701	$49,605,412	$29,136,348	$54,505,680
208,215,026	(252,339,008)	19,269,394	(27,996,014)	3,614,959	(30,783,448)	2,309,624	(220,631)
31,645,207	357,650,365	6,333,718	52,263,114	31,754,818	155,015,386	10,585,026	88,832,577
242,109,316	119,410,801	26,940,937	27,349,123	62,615,478	173,837,350	42,030,998	143,117,626

(10,507,202)	(27,196,895)	(1,499,408)	(3,308,822)	(27,193,460)	(48,824,831)	(29,291,045)	(54,350,983)
–	–	–	–	–	–	–	(1,146,474)
(10,507,202)	(27,196,895)	(1,499,408)	(3,308,822)	(27,193,460)	(48,824,831)	(29,291,045)	(55,497,457)

23,366,079	59,712,890	3,732,168	8,026,591	19,806,836	40,232,825	92,121,373	139,225,554
–	–	–	–	–	–	–	–
8,447,995	23,516,813	961,102	2,161,951	11,898,629	22,081,704	22,486,057	42,889,589
(120,757,901)	(246,601,996)	(12,157,798)	(26,693,708)	(29,594,713)	(55,333,922)	(59,744,681)	(124,031,023)
(88,943,827)	(163,372,293)	(7,464,528)	(16,505,166)	2,110,752	6,980,607	54,862,749	58,084,120

–	3,322	–	2,362	–	5,103	–	–
–	–	–	5,236	–	44,125	–	30,285
–	(11,338,140)	–	(2,431,236)	–	(3,472,354)	–	(3,967,429)
–	(11,334,818)	–	(2,423,638)	–	(3,423,126)	–	(3,937,144)

6,745,764	17,452,090	119,976	633,268	33,390,301	75,650,820	17,508,635	62,731,443
–	–	–	–	–	–	–	–
1,902,767	3,244,140	513,993	1,088,128	7,124,075	13,450,200	1,690,489	2,330,305
(16,880,469)	(20,619,786)	(3,341,619)	(4,977,516)	(11,847,342)	(34,621,754)	(18,559,782)	(17,600,900)
–	–	–	–	–	–	–	–
(8,231,938)	76,444	(2,707,650)	(3,256,120)	28,667,034	54,479,266	639,342	47,460,848
(97,175,765)	(174,630,667)	(10,172,178)	(22,184,924)	30,777,786	58,036,747	55,502,091	101,607,824

134,426,349	(82,416,761)	15,269,351	1,855,377	66,199,804	183,049,266	68,242,044	189,227,993
1,753,545,850	1,835,962,611	198,257,780	196,402,403	634,626,870	451,577,604	1,332,936,408	1,143,708,415
$1,887,972,199	$1,753,545,850	$213,527,131	$198,257,780	$700,826,674	$634,626,870	$1,401,178,452	$1,332,936,408
$272,950	$8,531,069	$(100,425)	$61,158	$(167,310)	$(219,551)	$(61,538)	$93,159

1,136,808	3,725,241	338,308	934,468	4,321,046	10,344,325	8,230,390	12,786,186
–	–	–	–	–	–	–	–
413,524	1,483,786	86,575	246,415	2,592,516	5,658,898	2,009,450	3,963,064
(5,895,151)	(15,391,579)	(1,106,839)	(3,108,414)	(6,451,495)	(14,466,848)	(5,336,756)	(11,502,859)
(4,344,819)	(10,182,552)	(681,956)	(1,927,531)	462,067	1,536,375	4,903,084	5,246,391

–	234	–	275	–	1,441	–	–
–	–	–	629	–	12,626	–	2,902
–	(807,979)	–	(297,310)	–	(949,891)	–	(370,378)
–	(807,745)	–	(296,406)	–	(935,824)	–	(367,476)

332,126	1,050,505	10,724	72,997	7,243,090	20,444,523	1,564,335	5,780,131
–	–	–	–	–	–	–	–
92,773	204,034	46,382	123,947	1,550,644	3,453,876	151,066	214,035
(825,539)	(1,300,479)	(303,804)	(576,683)	(2,552,299)	(8,278,380)	(1,658,103)	(1,622,599)
–	–	–	–	–	–	–	–
(400,640)	(45,940)	(246,698)	(379,739)	6,241,435	15,620,019	57,298	4,371,567

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Income Fund		Core Bond Fund
For the periods ended	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009
Operations
Net investment income/(loss)	$19,218,463	$38,606,326	$6,001,397	$12,309,492
Net realized gains/(losses)	12,231,219	(30,963,376)	4,330,299	(9,674,723)
Change in net unrealized appreciation/(depreciation)	20,010,345	142,197,043	7,243,621	41,580,844
Net Change in Net Assets Resulting From Operations	51,460,027	149,839,993	17,575,317	44,215,613
Distributions to Shareholders
From net investment income	(19,525,761)	(38,951,630)	(6,123,711)	(12,833,757)
Total Distributions to Shareholders	(19,525,761)	(38,951,630)	(6,123,711)	(12,833,757)
Capital Stock Transactions

Class A
Sold	15,447,175	22,410,555	9,338,151	16,960,333
Distributions reinvested	7,666,302	15,399,686	4,251,485	8,732,503
Redeemed	(21,601,901)	(52,495,867)	(19,344,052)	(42,452,211)
Total Class A Capital Stock Transactions	1,511,576	(14,685,626)	(5,754,416)	(16,759,375)

Class B
Sold	–	19,577	–	(3)
Distributions reinvested	–	23,062	–	9,272
Redeemed	–	(2,509,822)	–	(1,478,132)
Total Class B Capital Stock Transactions	–	(2,467,183)	–	(1,468,863)

Institutional Class
Sold	21,486,680	28,495,614	14,738,480	11,153,339
Distributions reinvested	10,158,229	20,042,316	1,320,588	2,896,389
Redeemed	(88,209,728)	(40,430,081)	(29,717,786)	(21,767,785)
Total Institutional Class Capital Stock Transactions	(56,564,819)	8,107,849	(13,658,718)	(7,718,057)
Capital Stock Transactions	(55,053,243)	(9,044,960)	(19,413,134)	(25,946,295)

Net Increase/(Decrease) in Net Assets	(23,118,977)	101,843,403	(7,961,528)	5,435,561
Net Assets, Beginning of Period	748,969,052	647,125,649	295,388,888	289,953,327
Net Assets, End of Period	$725,850,075	$748,969,052	$287,427,360	$295,388,888
Accumulated undistributed net investment income/(loss)	$103,010	$410,308	$2,877	$125,191

Capital Stock Share Transactions

Class A shares
Sold	1,874,037	3,064,519	984,003	1,992,436
Distributions reinvested	926,796	2,106,838	446,949	1,019,493
Redeemed	(2,621,695)	(7,298,592)	(2,038,115)	(5,032,270)
Total Class A shares	179,138	(2,127,235)	(607,163)	(2,020,341)

Class B shares
Sold	–	2,744	–	–
Distributions reinvested	–	3,321	–	1,131
Redeemed	–	(354,524)	–	(178,297)
Total Class B shares	–	(348,459)	–	(177,166)

Institutional Class shares
Sold	2,603,326	3,786,301	1,561,229	1,284,581
Distributions reinvested	1,229,635	2,741,801	138,814	338,768
Redeemed	(10,571,032)	(5,428,010)	(3,130,278)	(2,557,175)
Total Institutional Class shares	(6,738,071)	1,100,092	(1,430,235)	(933,826)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

Government Bond Fund	Limited Maturity Bond Fund		Money Market Fund
4/30/2010 (unaudited)(a)	4/30/2010 (unaudited)	10/31/2009	4/30/2010 (unaudited)	10/31/2009

$154,988	$11,087,743	$20,937,045	$16,379	$9,151,745
(118,245)	6,222,277	(4,286,680)	(16,379)	192,252
703,670	4,742,042	39,777,393	–	–
740,413	22,052,062	56,427,758	–	9,343,997

(154,988)	(11,079,979)	(20,450,722)	–	(9,343,997)
(154,988)	(11,079,979)	(20,450,722)	–	(9,343,997)

1,064,322	102,000,793	68,859,810	295,124,399	864,568,697
1,413	2,614,835	3,238,529	–	7,708,988
(186,570)	(31,863,375)	(40,892,283)	(482,119,273)	(1,160,899,357)
879,165	72,752,253	31,206,056	(186,994,874)	(288,621,672)

–	–	7,039	–	133,026
–	–	6,971	–	3,383
–	–	(1,551,577)	–	(1,183,976)
–	–	(1,537,567)	–	(1,047,567)

106,042,628	82,640,187	104,798,590	82,634,677	1,786,190,668
153,501	8,253,794	16,796,963	–	1,447,053
(4,968,246)	(63,171,395)	(72,518,484)	(128,274,528)	(1,942,531,126)
101,227,883	27,722,586	49,077,069	(45,639,851)	(154,893,405)
102,107,048	100,474,839	78,745,558	(232,634,725)	(444,562,644)

102,692,473	111,446,922	114,722,594	(232,634,725)	(444,562,644)
–	583,609,048	468,886,454	1,085,702,746	1,530,265,390
$102,692,473	$695,055,970	$583,609,048	$853,068,021	$1,085,702,746
$–	$333,582	$325,818	$(56,969)	$(73,348)

106,994	8,279,203	5,812,260	295,124,399	864,568,697
142	211,984	278,624	–	7,708,988
(18,724)	(2,583,682)	(3,560,099)	(482,119,273)	(1,160,899,357)
88,412	5,907,505	2,530,785	(186,994,874)	(288,621,672)

–	–	611	–	133,026
–	–	621	–	3,383
–	–	(135,899)	–	(1,183,976)
–	–	(134,667)	–	(1,047,567)

10,659,910	6,701,631	8,945,672	82,634,676	1,786,190,668
15,389	669,580	1,448,775	–	1,447,053
(496,360)	(5,123,709)	(6,224,443)	(128,274,528)	(1,942,531,126)
10,178,939	2,247,502	4,170,004	(45,639,852)	(154,893,405)

(a)	For the period from February 26, 2010 (inception) through April 30, 2010

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund. Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund have a fiscal year end on a calendar-year basis and are presented under a separate semiannual report.

(A) Fund Liquidations and Mergers – At a meeting held on November 11, 2008, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Small Cap Index Fund, Thrivent Mid Cap Index Fund and Thrivent Large Cap Index Fund. The liquidations occurred on June 12, 2009.

At a meeting held on May 15, 2009, shareholders of Thrivent Technology Fund (the “Target Fund”) approved the proposed merger of Technology Fund into Thrivent Large Cap Growth Fund (the “Acquiring Fund”). The merger occurred at the close of business on June 12, 2009. Acquisition of the assets and liabilities of Technology Fund by Large Cap Growth Fund was followed by the distribution of Large Cap Growth Fund shares to Technology Fund shareholders. The shares issued of Large Cap Growth Fund are disclosed in the Statement of Changes in Net Assets.

The merger was accomplished by a tax free exchange as detailed below:

Fund	Description	Net Assets as of June 12, 2009
Large Cap Growth	Acquiring Fund	$317,690,679
Technology	Target Fund	$22,598,641

Large Cap Growth	After Acquisition	$340,289,320

As of June 12, 2009, the net assets of Technology Fund were comprised of the following:

Unrealized Depreciation	Undistributed Net Investment Income	Accumulated Net Realized Losses	Capital Stock
$(307,155)	$(9,219)	$(28,433,593)	$51,348,608

Technology Fund’s capital loss carryovers are carried over to Large Cap Growth Fund. The amounts and applicable limitations are disclosed in Note (4) Tax Information.

(B) Share Classes – As of April 30, 2010, the Trust includes two classes of shares: Class A and Institutional Class. Class B shares had previously been offered, but effective October 16, 2004, the Trust no longer offered Class B shares for sale. On February 11, 2009, the Trust converted all outstanding Class B shares to Class A Shares. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Although no longer in existence, Class B shares were offered at net asset value and had a 1.00% annual 12b-1 fee. In addition, Class B shares had a maximum deferred sales charge of 5.00%. The deferred sales charge declined by 1.00% per year through the fifth year.

The following Funds had all three classes of shares but now have only Class A and Institutional Class shares: Partner Small Cap Value Fund, Small Cap Stock Fund, Mid Cap Growth Fund, Mid Cap Stock Fund, Partner International Stock Fund, Large Cap Growth Fund, Large Cap Value Fund, Large Cap Stock Fund, Balanced Fund, High Yield Fund, Municipal Bond Fund, Income Fund, Core Bond Fund, Limited Maturity Bond Fund and Money Market Fund. The Technology Fund had all three classes of shares. Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Partner Mid Cap Value Fund, Partner Worldwide Allocation Fund and Government Bond fund offered Class A and Institutional Class shares; they never offered Class B Shares.

All outstanding Class B shares were converted to Class A shares on February 11, 2009. At that time, the following Funds converted the following Class B shares and amounts into Class A shares:

Fund	Amount	Shares Converted from Class B	Shares Converted to Class A
Partner Small Cap Value	$789,876	99,356	91,739
Small Cap Stock	1,673,912	232,165	193,964
Mid Cap Growth	3,348,344	404,389	356,966
Mid Cap Stock	2,026,011	297,943	242,927
Partner International Stock	1,717,870	260,283	254,123
Large Cap Growth	1,820,799	606,932	551,757
Large Cap Value	1,697,960	184,561	184,561
Large Cap Stock	7,888,486	568,744	524,500
Balanced	1,695,326	207,506	207,000
High Yield	2,316,948	624,514	624,514
Municipal Bond	2,780,404	256,969	256,732
Income	1,744,440	244,662	244,319
Core Bond	1,057,122	127,364	127,364
Limited Maturity Bond	1,490,859	130,548	130,663
Money Market	865,976	865,976	865,976

(C) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost to the extent it is not materially different than market value.

Securities held by Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Fund and the Trust’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under the direction of the Board of Trustees. As of April 30, 2010, the following funds held these types of securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	2	0.07%
Partner International Stock	1	0.00%
High Yield	2	0.01%

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Funds, except Money Market Fund, may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

Fund is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. During the six months ended April 30, 2010, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Value Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund and Partner International Stock Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of April 30, 2010, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended October 31, 2006, through 2009. Additionally, as of April 30, 2010, the tax year ended October 31, 2005, is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of April 30, 2010, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Fund, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year.

Fund	Dividends Declared	Dividends Paid
Aggressive Allocation	Annually	Annually
Moderately Aggressive Allocation	Annually	Annually
Moderate Allocation	Quarterly	Quarterly
Moderately Conservative Allocation	Quarterly	Quarterly
Partner Small Cap Growth	Annually	Annually

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

Fund	Dividends Declared	Dividends Paid
Partner Small Cap Value	Annually	Annually
Small Cap Stock	Annually	Annually
Mid Cap Growth	Annually	Annually
Partner Mid Cap Value	Annually	Annually
Mid Cap Stock	Annually	Annually
Partner Worldwide Allocation	Annually	Annually
Partner International Stock	Annually	Annually
Large Cap Growth	Annually	Annually
Large Cap Value	Annually	Annually
Large Cap Stock	Annually	Annually
Balanced	Quarterly	Quarterly
High Yield	Daily	Monthly
Municipal Bond	Daily	Monthly
Income	Daily	Monthly
Core Bond	Daily	Monthly
Government Bond	Daily	Monthly
Limited Maturity Bond	Daily	Monthly
Money Market*	Daily	Monthly

*	Dividends also include any short-term net realized gains or losses on the sale of securities.

(I) Options – All Funds, with the exception of Money Market Fund, may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Fund has purchased an option, exercised that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended April 30, 2010, Large Cap Growth Fund, Large Cap Stock Fund, Balanced Fund, Core Bond Fund, Government Bond Fund, and Limited Maturity Bond Fund engaged in these types of investment.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the six months ended April 30, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Small Cap Growth Fund, Small Cap Stock Fund, Partner Worldwide Allocation Fund, Large Cap Stock Fund, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of April 30, 2010. During the six months ended April 30, 2010, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Balanced Fund, High Yield Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended April 30, 2010, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

During the six months ended April 30, 2010, all Funds except Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Partner Worldwide Allocation Fund, Municipal Bond Fund, Core Bond Fund, Government Bond Fund and Money Market Fund had securities on loan. As of April 30, 2010, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Small Cap Growth	$13,782,409
Partner Small Cap Value	20,251,551
Small Cap Stock	29,184,198
Mid Cap Growth	20,145,498
Partner Mid Cap Value	6,525,907
Mid Cap Stock	31,288,308
Partner International Stock	23,608,954
Large Cap Growth	5,991,556
Large Cap Value	6,709,320
Large Cap Stock	52,487,636
Balanced	6,905,370
High Yield	49,877,603
Income	9,852,537
Limited Maturity Bond	2,512,500

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended April 30, 2010, Balanced Fund, Income Fund, Core Bond Fund, Government Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the six months ended April 30, 2010, Mid Cap Stock Fund and Large Cap Stock Fund engaged in these types of investments.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the six months ended April 30, 2010, Balanced Fund, Core Bond Fund and Limited Maturity Bond Fund engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect discretionary payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments.

(U) Loss Contingencies – Thrivent High Yield Fund and Thrivent Income Fund are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Fund at one time held term loans in an amount of at least $4,723,994 and, if the plaintiffs are successful, it is reasonably possible that the Fund will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Fund is named as a defendant in this action, we do not expect that the Fund’s assets will be subject to a loss contingency.

(V) In-kind Redemptions – During the year ended October 31, 2009, the Thrivent Asset Allocation Funds, as the shareholders of underlying Thrivent Mutual Funds (the “underlying funds”), redeemed their shares in-kind (“in-kind redemption”). The underlying funds distributed portfolio securities rather than cash as payment for the redemption of these fund shares. For financial reporting purposes, the underlying funds recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying funds as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying funds. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Fund	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain
Aggressive Allocation Fund
	Large Cap Growth	5,278,392	9/29/2009	$24,544,524	$4,900,957
	Large Cap Value	812,644	10/7/2009	9,759,852	2,622,425
	Mid Cap Stock	1,167,415	10/26/2009	14,324,188	3,352,354
	Small Cap Stock	1,270,578	10/28/2009	14,522,705	2,346,121

Moderately Aggressive Allocation Fund
	Large Cap Growth	6,344,098	9/29/2009	$29,453,554	$5,702,248
	Large Cap Value	2,437,867	10/7/2009	29,278,787	7,528,104
	Mid Cap Stock	2,334,838	10/26/2009	28,648,447	7,473,253
	Small Cap Stock	1,694,086	10/28/2009	19,363,408	3,250,261

Moderate Allocation Fund
	Large Cap Growth	4,222,733	9/29/2009	$19,635,710	$3,824,189
	Large Cap Value	2,437,867	10/7/2009	29,278,787	7,534,397
	Mid Cap Stock	1,556,551	10/26/2009	19,098,885	5,587,407
	Small Cap Stock	931,750	10/28/2009	10,649,901	1,824,127

Moderately Conservative Allocation Fund
	Large Cap Growth	1,077,767	8/3/2009	$4,785,286	$1,003,697
	Large Cap Value	812,644	10/7/2009	9,759,852	2,698,723
	Mid Cap Stock	389,160	10/26/2009	4,774,994	1,441,683
	Small Cap Stock	423,527	10/28/2009	4,840,917	834,687

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations for Government Bond Fund are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Recent Accounting Pronouncements

FASB ASC 815-10-50: Derivatives and Hedging

This pronouncement was announced in March 2008 and is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The Funds implemented this provision for the October 31, 2009 shareholder report.

FASB ASC 850-10-50: Related Party Transactions

This pronouncement was announced in May 2009 and is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Funds implemented this provision for the October 31, 2009 shareholder report.

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

This pronouncement was announced in April 2009 and provides additional guidance for estimating fair value. The pronouncement focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided. The Funds implemented this provision for the October 31, 2009 shareholder report.

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Funds – Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund and Moderately Conservative Allocation Fund – pay investment advisory fees for its asset allocation services. In addition, for investments (other than underlying Thrivent Funds) held directly by the Asset Allocation Funds, each Asset Allocation Fund will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Fund (M - Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Funds, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Small Cap Growth	0.900%	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Partner Small Cap Value	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Small Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Mid Cap Growth	0.450%	0.450%	0.400%	0.400%	0.350%	0.300%	0.300%	0.250%	0.250%	0.250%	0.250%
Partner Mid Cap Value	0.750%	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.550%	0.525%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Growth	0.750%	0.750%	0.750%	0.750%	0.750%	0.700%	0.700%	0.650%	0.650%	0.600%	0.575%
Large Cap Value	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.650%	0.575%	0.575%	0.500%	0.475%	0.450%	0.425%
Balanced	0.550%	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.450%	0.425%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%
Municipal Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.350%	0.350%	0.325%	0.300%
Income	0.350%	0.350%	0.350%	0.350%	0.350%	0.325%	0.325%	0.300%	0.300%	0.300%	0.300%
Core Bond	0.450%	0.450%	0.450%	0.450%	0.450%	0.400%	0.400%	0.375%	0.375%	0.350%	0.325%
Government Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.350%	0.350%	0.350%	0.350%	0.350%	0.350%
Limited Maturity Bond	0.300%	0.300%	0.300%	0.300%	0.300%	0.275%	0.275%	0.250%	0.250%	0.250%	0.250%
Money Market	0.500%	0.500%	0.500%	0.500%	0.500%	0.400%	0.350%	0.325%	0.325%	0.300%	0.275%

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(B) Sub-Adviser Fees – The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Fund.

Partner Small Cap Growth Fund

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% for assets over $100 million. Thrivent Partner Small Cap Growth Portfolio is included in determining breakpoints for the assets managed by Turner.

Effective December 1, 2009, the Adviser has entered into a new subadvisory agreement with Turner for performance of subadvisory services. For assets that are defined as microcap assets, the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Portfolio (including the microcap portion of that Portfolio) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Fund

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Fund

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of the first $200 million of average daily net assets and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Portfolio is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Fund

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Investment Services Limited (“Aberdeen”), Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Portfolio, Thrivent Partner International Stock Fund and Thrivent Partner International Stock Portfolio will be included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Emerging Markets Portfolio will be included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Fund

The Adviser has entered into subadvisory agreements with Mercator and Principal for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Portfolio, Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Worldwide Allocation Portfolio will be included in determining breakpoints for the assets managed by Principal.

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(C) Expense Reimbursements – As of April 30, 2010, the following contractual expense reimbursements, as a percentage of net assets, were in effect:

Fund	Class A	Institutional Class	Expiration Date
Money Market	0.20%	0.10%	2/28/2011

As of April 30, 2010, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Aggressive Allocation	1.25%	0.90%	5/15/2011
Moderately Aggressive Allocation	1.15%	0.81%	5/15/2011
Moderate Allocation	1.07%	0.74%	5/15/2011
Moderately Conservative Allocation	0.98%	0.72%	5/15/2011
Partner Small Cap Value	1.40%	N/A	2/28/2011
Partner Mid Cap Value	1.25%	N/A	2/28/2011
Partner Worldwide Allocation	1.30%	1.00%	2/28/2011
Large Cap Growth	1.20%	N/A	2/28/2011
Core Bond	0.85%	N/A	2/28/2011
Government Bond	0.95%	0.65%	2/28/2011

The expense caps for Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation and Moderately Conservative Allocation include all indirect expenses.

Each equity, hybrid and fixed income fund may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the six months ended April 30, 2010, Balanced Fund, Income Fund, Core Bond Fund and Limited Maturity Bond Fund invested in High Yield Fund. During the six months ended April 30, 2010, all funds, with the exception of Municipal Bond Fund, invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(D) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares have a Rule 12b-1 fee of up to 0.25% (up to 0.125% for Government Bond Fund, Limited Maturity Bond Fund and Money Market Fund) of average net assets.

(E) Sales Charges and Other Fees – For the six months ended April 30, 2010, Thrivent Investment Mgt. received $6,934,388 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the six months ended April 30, 2010, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $2,073,707 from the Trust.

The Trust has entered into an agreement with Thrivent Financial Investor Services Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended April 30, 2010, Thrivent Investor Services received $7,668,056 for transfer agent services from the Trust. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of the Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $93,398 in fees from the Trust for the six months ended April 30, 2010. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(F) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of April 30, 2010, tax-basis balances have not been determined.

At October 31, 2009, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year

Aggressive Allocation	$20,365,845	2017

	$20,365,845

Moderately Aggressive Allocation	36,982,550	2017

	$36,982,550

Moderate Allocation	31,644,658	2017

	$31,644,658

Moderately Conservative Allocation	1,898,168	2016
	6,371,888	2017

	$8,270,056

Partner Small Cap Growth	17,234,079	2016
	17,808,240	2017

	$35,042,319

Partner Small Cap Value	6,083,248	2017

	$6,083,248

Small Cap Stock	56,796,824	2016
	84,860,062	2017

	$141,656,886

Mid Cap Growth	6,613,531	2010
	19,236,333	2017

	$25,849,864

Partner Mid Cap Value	9,624,918	2016
	14,040,416	2017

	$23,665,334

Mid Cap Stock	187,384,921	2016
	80,779,485	2017

	$268,164,406

Partner Worldwide Allocation	8,374,773	2016
	13,383,870	2017

	$21,758,643

Partner International Stock	5,685,578	2010
	54,235,414	2016
	105,432,640	2017

	$165,353,632

Large Cap Growth	3,458,777	2010
	1,206,280	2011
	4,167,188	2015
	59,822,111	2016
	60,235,691	2017

	$128,890,047

Large Cap Value	44,030,473	2016
	93,085,648	2017

	$137,116,121

Large Cap Stock	45,072,180	2010
	246,046,784	2017

	$291,118,964

Balanced	2,175,482	2016
	27,670,293	2017

	$29,845,775

High Yield	223,628,596	2010
	90,973,334	2011
	11,792,481	2012
	1,037,644	2013
	1,574,393	2014
	32,937,341	2016
	30,243,630	2017

	$392,187,419

Municipal Bond	238,517	2017

	$238,517

Income	17,362,752	2010
	9,939,596	2014
	21,119,656	2016
	28,531,756	2017

	$76,953,760

Core Bond	1,246,299	2012
	1,300,054	2013
	9,402,862	2014
	1,199,140	2015
	5,142,913	2016
	8,698,163	2017

	$26,989,431

Limited Maturity Bond	413,501	2013
	602,582	2014
	4,732,345	2016
	2,300,574	2017

	$8,049,002

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Of the capital loss carryovers attributable to Large Cap Growth Fund, the following amounts were obtained as a result of the reorganization, as described in Note 1, with Technology Fund in June 2009:

Fund	Capital Loss Carryover	Expiration Year

Large Cap Growth	1,279,762	2010
	1,206,280	2011
	4,167,188	2015
	1,041,797	2016

	$7,695,027

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

In addition, $20,456,420 in capital loss carryover acquired by Large Cap Growth Fund as part of the merger expired or was deemed expired due to provisions under the Internal Revenue Code. The Internal Revenue Code may limit the ability of Acquiring Funds to utilize capital losses of Acquired Funds.

(5) DISTRIBUTIONS BY CLASS

Net Investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended April 30, 2010			For the period ended October 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$2,664,480	N/A	$658,060	$3,250,691	N/A	$805,204
Moderately Aggressive Allocation	14,861,790	N/A	1,318,354	17,094,209	N/A	1,578,240
Moderate Allocation	12,250,611	N/A	584,227	24,121,169	N/A	1,032,642
Moderately Conservative Allocation	5,763,528	N/A	242,625	11,098,816	N/A	416,099
Partner Small Cap Value	156,872	N/A	1,044,089	282,621	$–	1,103,188
Small Cap Stock	–	N/A	–	290,927	–	908,468
Partner Mid Cap Value	102,979	N/A	837,433	63,593	N/A	825,240
Mid Cap Stock	–	N/A	766,405	1,905,574	–	2,363,392
Partner Worldwide Allocation	393,632	N/A	2,098,535	287,323	N/A	1,422,500
Partner International Stock	2,600,461	N/A	5,643,011	3,941,031	–	6,953,316
Large Cap Growth	304,669	N/A	895,056	–	–	800,264
Large Cap Value	2,200,299	N/A	5,142,331	3,982,320	–	7,695,252
Large Cap Stock	8,586,854	N/A	1,920,348	23,916,161	–	3,280,734
Balanced	984,545	N/A	514,863	2,214,730	5,441	1,088,651
High Yield	16,675,439	N/A	10,518,021	31,435,258	70,860	17,318,713
Municipal Bond	27,331,639	N/A	1,959,406	51,522,098	35,640	2,793,245
Income	9,180,973	N/A	10,344,788	18,527,517	29,777	20,394,336
Core Bond	4,758,179	N/A	1,365,532	9,810,926	11,234	3,011,597
Government Bond	1,432	N/A	153,556	N/A	N/A	N/A
Limited Maturity Bond	2,711,672	N/A	8,368,307	3,398,319	16,500	17,035,903
Money Market	–	N/A	–	7,880,125	3,632	1,460,240

	Net Realized Gains
	For the period ended April 30, 2010			For the period ended October 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Aggressive Allocation	$–	N/A	$–	$14,721,550	N/A	$2,729,685
Moderately Aggressive Allocation	–	N/A	–	18,857,427	N/A	1,499,314
Moderate Allocation	–	N/A	–	5,390,278	N/A	205,731
Partner Small Cap Value	–	N/A	–	3,055,726	$63,536	4,613,368
Municipal Bond	–	N/A	–	1,105,887	3,232	37,355

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the six months ended April 30, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Aggressive Allocation	$153,830	$119,330
Moderately Aggressive Allocation	265,588	207,193
Moderate Allocation	209,574	142,760
Moderately Conservative Allocation	104,935	53,679
Partner Small Cap Growth	53,947	49,179
Partner Small Cap Value	36,297	21,605
Small Cap Stock	413,355	446,244
Mid Cap Growth	101,504	93,507
Partner Mid Cap Value	48,429	45,892
Mid Cap Stock	112,650	179,372
Partner Worldwide Allocation	105,147	55,854
Partner International Stock	163,256	168,542
Large Cap Growth	314,610	323,139
Large Cap Value	341,810	332,987
Large Cap Stock	1,624,694	1,630,415
Balanced	145,624	148,092
High Yield	257,117	242,142
Municipal Bond	128,168	67,209
Income	287,887	324,995
Core Bond	97,111	117,817
Government Bond	7,539	718
Limited Maturity Bond	258,685	204,387

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Partner Small Cap Growth	$–	$603
Small Cap Stock	1,000	1,000
Balanced	89,424	91,440
Income	220,192	244,519
Core Bond	384,193	380,724
Government Bond	122,549	28,501
Limited Maturity Bond	296,690	253,629

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of April 30, 2010, the following funds held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Partner Worldwide Allocation	2	0.13%
Balanced	5	1.66%
High Yield	2	0.77%
Income	7	2.32%
Core Bond	4	3.59%
Limited Maturity Bond	8	1.45%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Fund invests primarily in high-yielding fixed-income securities. Each of the other Funds, except Money Market Fund, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with call option contracts written during the six months ended April 30, 2010, were as follows:

	Number of Contracts	Premium Amount
Large Cap Growth
Balance at October 31, 2009	–	$–
Opened	1,580	124,368
Closed	(742)	(63,120)
Expired	(434)	(32,495)
Exercised	(342)	(18,016)

Balance at April 30, 2010	62	$10,737

Large Cap Stock
Balance at October 31, 2009	–	$–
Opened	18,190	5,229,851
Closed	(15,056)	(4,832,689)
Expired	(1,294)	(107,768)
Exercised	(1,040)	(55,040)

Balance at April 30, 2010	800	$234,354

Government Bond
Balance at February 26, 2010	–	$–
Opened	2	12,719
Closed	–	–
Expired	–	–
Exercised	–	–

Balance at April 30, 2010	2	$12,719

Thrivent Mutual Funds

Notes to Financial Statements

As of April 30, 2010

(unaudited)

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2010, the Funds engaged in purchases and sales of securities of $13,241,956 and $12,299,309, respectively.

(8) RELATED PARTY TRANSACTIONS

As of April 30, 2010, related parties held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Partner Small Cap Growth	942,592	9.1%
Partner Worldwide Allocation	4,553,690	18.2%
Core Bond	2,164,062	7.3%
Government Bond	3,129,092	30.5%

As of April 30, 2010, retirement plans sponsored by Thrivent Financial for Lutherans held the following shares in excess of 5% of Thrivent Mutual Funds:

Fund	Shares	Percent of Fund’s Outstanding Shares
Aggressive Allocation	7,004,331	14.2%
Moderately Aggressive Allocation	7,148,712	6.5%
Partner Small Cap Value	1,245,238	7.6%
Mid Cap Stock	3,554,165	5.9%
Partner International Stock	3,549,527	7.3%
Balanced	5,172,841	27.9%

(9) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events through June 18, 2010, the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$8.81	$0.06	$1.34	$1.40	$(0.07)	$–
Year Ended 10/31/2009	8.26	0.10	0.99	1.09	(0.09)	(0.45)
Year Ended 10/31/2008	13.79	0.16	(5.13)	(4.97)	(0.35)	(0.21)
Year Ended 10/31/2007	11.88	0.14	1.99	2.13	(0.19)	(0.03)
Year Ended 10/31/2006	10.37	0.15	1.49	1.64	(0.13)	–
Year Ended 10/31/2005 (c)	10.00	(0.01)	0.38	0.37	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	8.87	0.07	1.34	1.41	(0.09)	–
Year Ended 10/31/2009	8.31	0.13	1.00	1.13	(0.12)	(0.45)
Year Ended 10/31/2008	13.86	0.21	(5.18)	(4.97)	(0.37)	(0.21)
Year Ended 10/31/2007	11.94	0.16	2.02	2.18	(0.23)	(0.03)
Year Ended 10/31/2006	10.39	0.20	1.49	1.69	(0.14)	–
Year Ended 10/31/2005 (c)	10.00	–	0.39	0.39	–	–
MODERATELY AGGRESSIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	9.25	0.11	1.14	1.25	(0.15)	–
Year Ended 10/31/2009	8.36	0.20	1.11	1.31	(0.20)	(0.22)
Year Ended 10/31/2008	13.23	0.24	(4.58)	(4.34)	(0.36)	(0.17)
Year Ended 10/31/2007	11.72	0.21	1.56	1.77	(0.24)	(0.02)
Year Ended 10/31/2006	10.31	0.19	1.35	1.54	(0.13)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.30	0.31	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	9.31	0.13	1.14	1.27	(0.18)	–
Year Ended 10/31/2009	8.41	0.23	1.12	1.35	(0.23)	(0.22)
Year Ended 10/31/2008	13.30	0.27	(4.60)	(4.33)	(0.39)	(0.17)
Year Ended 10/31/2007	11.77	0.23	1.60	1.83	(0.28)	(0.02)
Year Ended 10/31/2006	10.33	0.23	1.35	1.58	(0.14)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.32	0.33	–	–
MODERATE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	9.46	0.14	0.94	1.08	(0.12)	–
Year Ended 10/31/2009	8.42	0.27	1.09	1.36	(0.26)	(0.06)
Year Ended 10/31/2008	12.32	0.30	(3.62)	(3.32)	(0.41)	(0.17)
Year Ended 10/31/2007	11.30	0.30	1.10	1.40	(0.34)	(0.04)
Year Ended 10/31/2006	10.22	0.27	1.08	1.35	(0.27)	–
Year Ended 10/31/2005 (c)	10.00	0.02	0.22	0.24	(0.02)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	9.48	0.15	0.95	1.10	(0.14)	–
Year Ended 10/31/2009	8.43	0.29	1.11	1.40	(0.29)	(0.06)
Year Ended 10/31/2008	12.34	0.35	(3.65)	(3.30)	(0.44)	(0.17)
Year Ended 10/31/2007	11.32	0.33	1.09	1.42	(0.36)	(0.04)
Year Ended 10/31/2006	10.23	0.31	1.09	1.40	(0.31)	–
Year Ended 10/31/2005 (c)	10.00	0.03	0.22	0.25	(0.02)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, June 30, 2005.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.07)	$10.14	15.89%	$424.9	0.70%	1.17%	0.91%	0.96%	28%
(0.54)	8.81	14.66%	354.6	0.57%	1.27%	0.88%	0.96%	19%
(0.56)	8.26	(37.44)%	264.2	0.53%	0.94%	0.72%	0.75%	15%
(0.22)	13.79	18.27%	332.7	0.38%	0.79%	0.72%	0.45%	15%
(0.13)	11.88	15.95%	176.0	0.10%	0.78%	0.81%	0.07%	8%
–	10.37	3.70%	25.2	0.89%	(0.60)%	1.62%	(1.34)%	3%

(0.09)	10.19	15.99%	74.4	0.35%	1.53%	0.39%	1.49%	28%
(0.57)	8.87	15.16%	62.9	0.23%	1.62%	0.25%	1.60%	19%
(0.58)	8.31	(37.27)%	50.4	0.20%	1.26%	0.20%	1.26%	15%
(0.26)	13.86	18.64%	57.8	0.10%	1.11%	0.21%	1.00%	15%
(0.14)	11.94	16.45%	35.8	(0.44)%	1.25%	0.27%	0.53%	8%
–	10.39	3.90%	4.2	0.10%	0.08%	0.87%	(0.69)%	3%

(0.15)	10.35	13.62%	1,061.6	0.62%	2.22%	0.75%	2.10%	21%
(0.42)	9.25	16.78%	904.1	0.54%	2.50%	0.72%	2.31%	17%
(0.53)	8.36	(33.99)%	698.3	0.51%	1.87%	0.61%	1.78%	20%
(0.26)	13.23	15.45%	859.2	0.37%	1.52%	0.61%	1.28%	18%
(0.13)	11.72	15.05%	423.0	0.08%	1.60%	0.67%	1.01%	10%
–	10.31	3.10%	63.2	0.44%	0.45%	1.03%	(0.14)%	4%

(0.18)	10.40	13.74%	79.9	0.28%	2.55%	0.31%	2.53%	21%
(0.45)	9.31	17.27%	69.0	0.20%	2.85%	0.21%	2.84%	17%
(0.56)	8.41	(33.83)%	56.2	0.18%	2.21%	0.18%	2.21%	20%
(0.30)	13.30	15.85%	68.9	0.09%	1.86%	0.19%	1.76%	18%
(0.14)	11.77	15.43%	40.1	(0.36)%	2.05%	0.23%	1.46%	10%
–	10.33	3.30%	2.7	(0.04)%	0.88%	0.57%	0.28%	4%

(0.12)	10.42	11.51%	1,068.1	0.59%	2.80%	0.68%	2.72%	15%
(0.32)	9.46	16.91%	923.2	0.53%	3.24%	0.64%	3.12%	19%
(0.58)	8.42	(28.06)%	739.6	0.50%	2.61%	0.55%	2.56%	17%
(0.38)	12.32	12.60%	843.2	0.37%	2.36%	0.56%	2.17%	23%
(0.27)	11.30	13.40%	442.8	0.04%	2.44%	0.61%	1.88%	10%
(0.02)	10.22	2.36%	76.2	0.27%	1.30%	0.90%	0.67%	3%

(0.14)	10.44	11.66%	47.5	0.26%	3.13%	0.29%	3.10%	15%
(0.35)	9.48	17.38%	38.5	0.20%	3.55%	0.21%	3.54%	19%
(0.61)	8.43	(27.87)%	28.4	0.18%	2.92%	0.18%	2.92%	17%
(0.40)	12.34	12.84%	27.9	0.11%	2.66%	0.20%	2.57%	23%
(0.31)	11.32	13.83%	17.1	(0.33)%	2.82%	0.24%	2.25%	10%
(0.02)	10.23	2.49%	2.9	(0.13)%	1.67%	0.51%	1.03%	3%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MODERATELY CONSERVATIVE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$9.78	$0.15	$0.69	$0.84	$(0.14)	$–
Year Ended 10/31/2009	8.75	0.30	1.03	1.33	(0.30)	–
Year Ended 10/31/2008	11.54	0.34	(2.63)	(2.29)	(0.40)	(0.10)
Year Ended 10/31/2007	10.91	0.36	0.68	1.04	(0.38)	(0.03)
Year Ended 10/31/2006	10.13	0.32	0.77	1.09	(0.31)	–
Year Ended 10/31/2005 (c)	10.00	0.04	0.11	0.15	(0.02)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	9.80	0.16	0.70	0.86	(0.15)	–
Year Ended 10/31/2009	8.77	0.32	1.03	1.35	(0.32)	–
Year Ended 10/31/2008	11.56	0.37	(2.63)	(2.26)	(0.43)	(0.10)
Year Ended 10/31/2007	10.93	0.37	0.69	1.06	(0.40)	(0.03)
Year Ended 10/31/2006	10.14	0.34	0.79	1.13	(0.34)	–
Year Ended 10/31/2005 (c)	10.00	0.05	0.12	0.17	(0.03)	–
PARTNER SMALL CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	8.31	(0.05)	2.48	2.43	–	–
Year Ended 10/31/2009	7.72	(0.04)	0.63	0.59	–	–
Year Ended 10/31/2008	13.93	(0.04)	(5.59)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.69	(0.06)	2.30	2.24	–	–
Year Ended 10/31/2006	10.28	(0.03)	1.44	1.41	–	–
Year Ended 10/31/2005 (c)	10.00	(0.04)	0.32	0.28	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	8.42	(0.03)	2.52	2.49	–	–
Year Ended 10/31/2009	7.79	(0.03)	0.66	0.63	–	–
Year Ended 10/31/2008	14.00	(0.01)	(5.62)	(5.63)	–	(0.58)
Year Ended 10/31/2007	11.73	(0.02)	2.31	2.29	(0.02)	–
Year Ended 10/31/2006	10.28	–	1.45	1.45	–	–
Year Ended 10/31/2005 (c)	10.00	(0.02)	0.30	0.28	–	–
PARTNER SMALL CAP VALUE FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	11.26	–	3.15	3.15	(0.03)	–
Year Ended 10/31/2009	11.02	0.05	0.86	0.91	(0.05)	(0.62)
Year Ended 10/31/2008	16.41	0.09	(4.26)	(4.17)	–	(1.22)
Year Ended 10/31/2007	15.65	0.04	1.45	1.49	(0.02)	(0.71)
Year Ended 10/31/2006	14.06	0.07	2.46	2.53	(0.04)	(0.90)
Year Ended 10/31/2005	14.27	0.04	1.61	1.65	(0.01)	(1.85)
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	11.81	0.04	3.29	3.33	(0.10)	–
Year Ended 10/31/2009	11.53	0.10	0.94	1.04	(0.14)	(0.62)
Year Ended 10/31/2008	17.10	0.12	(4.37)	(4.25)	(0.10)	(1.22)
Year Ended 10/31/2007	16.26	0.13	1.52	1.65	(0.10)	(0.71)
Year Ended 10/31/2006	14.57	0.12	2.60	2.72	(0.13)	(0.90)
Year Ended 10/31/2005	14.67	0.13	1.67	1.80	(0.05)	(1.85)

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, June 30, 2005.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.14)	$10.48	8.62%	$459.8	0.57%	3.01%	0.70%	2.89%	13%
(0.30)	9.78	15.66%	392.9	0.51%	3.45%	0.64%	3.31%	21%
(0.50)	8.75	(20.53)%	314.7	0.47%	3.15%	0.56%	3.06%	19%
(0.41)	11.54	9.72%	305.5	0.33%	3.16%	0.57%	2.92%	19%
(0.31)	10.91	10.94%	156.9	0.01%	3.19%	0.65%	2.55%	5%
(0.02)	10.13	1.53%	32.9	0.34%	2.04%	1.21%	1.17%	4%

(0.15)	10.51	8.84%	18.5	0.31%	3.28%	0.34%	3.26%	13%
(0.32)	9.80	15.91%	13.8	0.25%	3.72%	0.25%	3.71%	21%
(0.53)	8.77	(20.30)%	11.1	0.22%	3.45%	0.22%	3.45%	19%
(0.43)	11.56	9.91%	9.8	0.12%	3.41%	0.23%	3.31%	19%
(0.34)	10.93	11.35%	6.5	(0.34)%	3.50%	0.30%	2.86%	5%
(0.03)	10.14	1.66%	0.8	0.18%	2.14%	1.03%	1.29%	4%

–	10.74	29.24%	17.2	1.58%	(1.13)%	1.59%	(1.14)%	52%
–	8.31	7.64%	12.8	1.58%	(0.90)%	1.61%	(0.93)%	116%
(0.58)	7.72	(41.96)%	9.6	1.42%	(0.44)%	1.43%	(0.45)%	186%
–	13.93	19.16%	15.5	1.20%	(0.52)%	1.46%	(0.77)%	98%
–	11.69	13.72%	12.0	0.91%	(0.31)%	1.72%	(1.12)%	109%
–	10.28	2.80%	9.5	1.61%	(1.16)%	2.42%	(1.97)%	37%

–	10.91	29.57%	95.4	1.11%	(0.66)%	1.11%	(0.66)%	52%
–	8.42	8.09%	72.7	1.09%	(0.40)%	1.12%	(0.43)%	116%
(0.58)	7.79	(41.74)%	64.7	1.06%	(0.07)%	1.07%	(0.08)%	186%
(0.02)	14.00	19.55%	64.5	0.92%	(0.25)%	1.13%	(0.45)%	98%
–	11.73	14.11%	29.3	0.53%	0.10%	1.35%	(0.71)%	109%
–	10.28	2.80%	4.2	1.39%	(0.99)%	2.21%	(1.81)%	37%

(0.03)	14.38	28.02%	75.6	1.41%	0.04%	1.49%	(0.04)%	11%
(0.67)	11.26	9.51%	59.0	1.56%	0.55%	1.67%	0.44%	14%
(1.22)	11.02	(26.94)%	54.3	1.35%	0.61%	1.46%	0.49%	35%
(0.73)	16.41	9.77%	82.5	1.25%	0.21%	1.43%	0.03%	34%
(0.94)	15.65	19.08%	79.8	0.95%	0.51%	1.46%	(0.01)%	22%
(1.86)	14.06	12.13%	74.5	1.04%	0.26%	1.55%	(0.25)%	53%

(0.10)	15.04	28.33%	166.6	0.85%	0.60%	0.85%	0.60%	11%
(0.76)	11.81	10.37%	119.2	0.83%	1.25%	0.87%	1.21%	14%
(1.32)	11.53	(26.46)%	75.4	0.69%	1.27%	0.80%	1.15%	35%
(0.81)	17.10	10.45%	57.7	0.63%	0.79%	0.80%	0.62%	34%
(1.03)	16.26	19.85%	44.9	0.30%	1.06%	0.82%	0.54%	22%
(1.90)	14.57	12.92%	16.4	0.33%	0.97%	0.84%	0.46%	53%

(b)  Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
SMALL CAP STOCK FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$10.26	$(0.03)	$2.28	$2.25	$–	$–
Year Ended 10/31/2009	10.33	–	(0.06)	(0.06)	(0.01)	–
Year Ended 10/31/2008	18.98	0.01	(6.34)	(6.33)	–	(2.32)
Year Ended 10/31/2007	18.48	0.01	2.40	2.41	–	(1.91)
Year Ended 10/31/2006	17.79	(0.05)	2.68	2.63	–	(1.94)
Year Ended 10/31/2005	16.39	(0.08)	2.30	2.22	–	(0.82)
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	11.35	–	2.53	2.53	–	–
Year Ended 10/31/2009	11.43	0.22	(0.20)	0.02	(0.10)	–
Year Ended 10/31/2008	20.62	0.01	(6.88)	(6.87)	–	(2.32)
Year Ended 10/31/2007	19.82	0.08	2.63	2.71	–	(1.91)
Year Ended 10/31/2006	18.85	(0.04)	2.95	2.91	–	(1.94)
Year Ended 10/31/2005	17.21	0.02	2.44	2.46	–	(0.82)
MID CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	12.92	(0.04)	2.85	2.81	–	–
Year Ended 10/31/2009	10.24	(0.06)	2.74	2.68	–	–
Year Ended 10/31/2008	19.45	(0.03)	(6.95)	(6.98)	–	(2.23)
Year Ended 10/31/2007	16.17	(0.06)	4.50	4.44	–	(1.16)
Year Ended 10/31/2006	14.59	(0.06)	1.64	1.58	–	–
Year Ended 10/31/2005	12.75	(0.10)	1.94	1.84	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	14.31	(0.02)	3.19	3.17	–	–
Year Ended 10/31/2009	11.24	(0.05)	3.12	3.07	–	–
Year Ended 10/31/2008	20.98	(0.08)	(7.43)	(7.51)	–	(2.23)
Year Ended 10/31/2007	17.24	0.06	4.84	4.90	–	(1.16)
Year Ended 10/31/2006	15.44	(0.04)	1.84	1.80	–	–
Year Ended 10/31/2005	13.39	0.01	2.04	2.05	–	–
PARTNER MID CAP VALUE FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	8.97	0.04	2.11	2.15	(0.07)	–
Year Ended 10/31/2009	7.89	0.04	1.11	1.15	(0.07)	–
Year Ended 10/31/2008	12.93	0.12	(4.43)	(4.31)	(0.09)	(0.64)
Year Ended 10/31/2007	11.83	0.11	1.23	1.34	(0.17)	(0.07)
Year Ended 10/31/2006	10.13	0.17	1.57	1.74	(0.04)	–
Year Ended 10/31/2005(c)	10.00	–	0.13	0.13	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	8.99	0.06	2.11	2.17	(0.09)	–
Year Ended 10/31/2009	7.92	0.09	1.08	1.17	(0.10)	–
Year Ended 10/31/2008	12.97	0.10	(4.40)	(4.30)	(0.11)	(0.64)
Year Ended 10/31/2007	11.87	0.16	1.21	1.37	(0.20)	(0.07)
Year Ended 10/31/2006	10.14	0.17	1.61	1.78	(0.05)	–
Year Ended 10/31/2005 (c)	10.00	0.01	0.13	0.14	–	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, June 30, 2005.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$12.51	21.93%	$254.5	1.47%	(0.53)%	1.47%	(0.53)%	143%
(0.01)	10.26	(0.54)%	221.2	1.58%	0.03%	1.58%	0.03%	283%
(2.32)	10.33	(37.25)%	241.9	1.32%	0.09%	1.33%	0.07%	245%
(1.91)	18.98	14.32%	448.9	1.27%	0.03%	1.29%	0.01%	112%
(1.94)	18.48	16.04%	457.5	1.27%	(0.28)%	1.29%	(0.30)%	92%
(0.82)	17.79	13.81%	440.6	1.32%	(0.45)%	1.33%	(0.47)%	114%

–	13.88	22.29%	74.2	0.79%	0.14%	0.79%	0.14%	143%
(0.10)	11.35	0.27%	58.8	0.77%	0.82%	0.78%	0.82%	283%
(2.32)	11.43	(36.86)%	106.7	0.73%	0.66%	0.74%	0.64%	245%
(1.91)	20.62	14.92%	106.6	0.71%	0.56%	0.73%	0.54%	112%
(1.94)	19.82	16.68%	85.1	0.72%	0.27%	0.74%	0.26%	92%
(0.82)	18.85	14.58%	21.1	0.72%	0.15%	0.74%	0.13%	114%

–	15.73	21.75%	238.0	1.20%	(0.57)%	1.20%	(0.57)%	31%
–	12.92	26.17%	201.0	1.40%	(0.55)%	1.41%	(0.56)%	65%
(2.23)	10.24	(39.95)%	165.0	1.16%	(0.19)%	1.19%	(0.22)%	85%
(1.16)	19.45	29.25%	302.7	1.16%	(0.32)%	1.18%	(0.34)%	84%
–	16.17	10.83%	264.6	1.19%	(0.37)%	1.21%	(0.38)%	156%
–	14.59	14.43%	269.0	1.26%	(0.71)%	1.28%	(0.72)%	146%

–	17.48	22.15%	128.2	0.53%	0.10%	0.53%	0.10%	31%
–	14.31	27.31%	90.8	0.54%	0.29%	0.55%	0.28%	65%
(2.23)	11.24	(39.52)%	45.2	0.45%	0.51%	0.48%	0.49%	85%
(1.16)	20.98	30.15%	42.1	0.46%	0.37%	0.48%	0.36%	84%
–	17.24	11.66%	32.3	0.47%	0.34%	0.49%	0.32%	156%
–	15.44	15.31%	11.7	0.49%	0.07%	0.50%	0.06%	146%

(0.07)	11.05	24.06%	16.9	1.25%	0.86%	1.49%	0.61%	44%
(0.07)	8.97	14.70%	13.3	1.25%	0.80%	1.57%	0.48%	111%
(0.73)	7.89	(35.12)%	7.4	1.25%	1.12%	1.41%	0.96%	100%
(0.24)	12.93	11.45%	12.0	0.95%	0.99%	1.48%	0.46%	96%
(0.04)	11.83	17.19%	7.6	0.31%	1.67%	1.86%	0.12%	43%
–	10.13	1.30%	5.1	1.61%	0.08%	3.10%	(1.41)%	15%

(0.09)	11.07	24.28%	102.8	0.95%	1.15%	0.95%	1.15%	44%
(0.10)	8.99	15.02%	81.0	0.95%	1.19%	0.97%	1.18%	111%
(0.75)	7.92	(34.95)%	69.4	0.93%	1.41%	0.95%	1.38%	100%
(0.27)	12.97	11.73%	33.9	0.72%	1.23%	1.06%	0.89%	96%
(0.05)	11.87	17.65%	23.9	(0.14)%	2.08%	1.37%	0.57%	43%
–	10.14	1.40%	3.7	1.17%	0.43%	2.81%	(1.21)%	15%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
MID CAP STOCK FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$10.89	$0.01	$2.25	$2.26	$–	$–
Year Ended 10/31/2009	9.05	0.01	1.87	1.88	(0.04)	–
Year Ended 10/31/2008	17.98	0.05	(6.60)	(6.55)	(0.01)	(2.37)
Year Ended 10/31/2007	18.61	0.13	2.40	2.53	(0.02)	(3.14)
Year Ended 10/31/2006	17.85	0.02	2.55	2.57	–	(1.81)
Year Ended 10/31/2005	14.74	–	3.11	3.11	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	11.71	0.04	2.42	2.46	(0.04)	–
Year Ended 10/31/2009	9.74	0.07	2.01	2.08	(0.11)	–
Year Ended 10/31/2008	19.14	0.07	(7.02)	(6.95)	(0.08)	(2.37)
Year Ended 10/31/2007	19.60	0.16	2.60	2.76	(0.08)	(3.14)
Year Ended 10/31/2006	18.63	0.04	2.74	2.78	–	(1.81)
Year Ended 10/31/2005	15.30	0.07	3.26	3.33	–	–
PARTNER WORLDWIDE ALLOCATION FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	7.70	0.04	0.46	0.50	(0.11)	–
Year Ended 10/31/2009	6.09	0.11	1.61	1.72	(0.11)	–
Year Ended 10/31/2008 (c)	10.00	0.15	(4.06)	(3.91)	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	7.72	0.06	0.46	0.52	(0.13)	–
Year Ended 10/31/2009	6.10	0.08	1.66	1.74	(0.12)	–
Year Ended 10/31/2008 (c)	10.00	0.17	(4.07)	(3.90)	–	–
PARTNER INTERNATIONAL STOCK FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	8.84	0.06	0.27	0.33	(0.13)	–
Year Ended 10/31/2009	7.50	0.14	1.37	1.51	(0.17)	–
Year Ended 10/31/2008	15.90	0.20	(7.00)	(6.80)	(0.24)	(1.36)
Year Ended 10/31/2007	12.94	0.24	2.86	3.10	(0.14)	–
Year Ended 10/31/2006	10.57	0.14	2.34	2.48	(0.11)	–
Year Ended 10/31/2005	9.10	0.11	1.36	1.47	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	9.03	0.09	0.29	0.38	(0.20)	–
Year Ended 10/31/2009	7.67	0.18	1.43	1.61	(0.25)	–
Year Ended 10/31/2008	16.21	0.27	(7.13)	(6.86)	(0.32)	(1.36)
Year Ended 10/31/2007	13.19	0.34	2.90	3.24	(0.22)	–
Year Ended 10/31/2006	10.77	0.20	2.40	2.60	(0.18)	–
Year Ended 10/31/2005	9.23	0.07	1.48	1.55	(0.01)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 29, 2008.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$13.15	20.75%	$592.2	1.25%	0.10%	1.25%	0.10%	15%
(0.04)	10.89	20.85%	517.6	1.35%	0.08%	1.35%	0.08%	56%
(2.38)	9.05	(41.38)%	488.9	1.20%	0.34%	1.21%	0.33%	242%
(3.16)	17.98	15.56%	988.9	1.16%	0.72%	1.17%	0.71%	188%
(1.81)	18.61	15.37%	976.3	1.17%	0.12%	1.18%	0.11%	193%
–	17.85	21.10%	928.0	1.21%	(0.02)%	1.22%	(0.03)%	96%

(0.04)	14.13	21.07%	216.2	0.73%	0.64%	0.73%	0.64%	15%
(0.11)	11.71	21.63%	205.9	0.73%	0.65%	0.73%	0.65%	56%
(2.45)	9.74	(41.07)%	217.4	0.71%	0.79%	0.71%	0.78%	242%
(3.22)	19.14	16.09%	172.1	0.70%	1.08%	0.71%	1.07%	188%
(1.81)	19.60	15.90%	116.4	0.70%	0.57%	0.71%	0.56%	193%
–	18.63	21.76%	50.7	0.70%	0.51%	0.71%	0.49%	96%

(0.11)	8.09	6.53%	31.6	1.30%	1.39%	1.67%	1.02%	35%
(0.11)	7.70	28.63%	25.5	1.30%	2.03%	1.78%	1.55%	90%
–	6.09	(39.10)%	15.9	1.30%	2.46%	1.66%	2.10%	47%

(0.13)	8.11	6.78%	170.9	0.97%	1.78%	1.23%	1.52%	35%
(0.12)	7.72	29.13%	119.0	0.95%	2.37%	1.34%	1.99%	90%
–	6.10	(39.00)%	47.0	0.96%	2.80%	1.28%	2.48%	47%

(0.13)	9.04	3.69%	176.3	1.42%	1.11%	1.42%	1.11%	37%
(0.17)	8.84	20.60%	181.1	1.54%	1.57%	1.54%	1.56%	81%
(1.60)	7.50	(47.01)%	173.5	1.28%	1.74%	1.29%	1.74%	73%
(0.14)	15.90	24.13%	382.1	1.27%	1.61%	1.28%	1.60%	111%
(0.11)	12.94	23.63%	337.5	1.33%	1.08%	1.34%	1.07%	50%
–	10.57	16.18%	304.8	1.44%	1.10%	1.45%	1.09%	43%

(0.20)	9.21	4.14%	268.1	0.71%	1.85%	0.71%	1.85%	37%
(0.25)	9.03	21.59%	258.5	0.71%	2.39%	0.72%	2.39%	81%
(1.68)	7.67	(46.66)%	214.2	0.69%	2.42%	0.70%	2.41%	73%
(0.22)	16.21	24.84%	330.6	0.70%	2.33%	0.70%	2.33%	111%
(0.18)	13.19	24.40%	204.2	0.71%	1.74%	0.72%	1.73%	50%
(0.01)	10.77	16.82%	61.1	0.76%	1.48%	0.77%	1.47%	43%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LARGE CAP GROWTH FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$4.26	$–	$0.59	$0.59	$(0.01)	$–
Year Ended 10/31/2009	3.69	–	0.57	0.57	–	–
Year Ended 10/31/2008	6.52	–	(2.40)	(2.40)	–	(0.43)
Year Ended 10/31/2007	5.31	0.01	1.20	1.21	–	–
Year Ended 10/31/2006	4.90	0.01	0.40	0.41	–	–
Year Ended 10/31/2005	4.45	0.02	0.43	0.45	–	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	4.54	–	0.64	0.64	(0.02)	–
Year Ended 10/31/2009	3.94	0.03	0.58	0.61	(0.01)	–
Year Ended 10/31/2008	6.93	0.02	(2.55)	(2.53)	(0.03)	(0.43)
Year Ended 10/31/2007	5.65	0.03	1.29	1.32	(0.04)	–
Year Ended 10/31/2006	5.20	0.04	0.44	0.48	(0.03)	–
Year Ended 10/31/2005	4.69	0.02	0.50	0.52	(0.01)	–
LARGE CAP VALUE FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	11.55	0.06	1.58	1.64	(0.14)	–
Year Ended 10/31/2009	11.10	0.17	0.52	0.69	(0.24)	–
Year Ended 10/31/2008	17.92	0.27	(6.09)	(5.82)	(0.19)	(0.81)
Year Ended 10/31/2007	16.85	0.22	1.97	2.19	(0.17)	(0.95)
Year Ended 10/31/2006	14.49	0.21	2.53	2.74	(0.17)	(0.21)
Year Ended 10/31/2005	13.15	0.17	1.23	1.40	(0.06)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	11.64	0.09	1.60	1.69	(0.21)	–
Year Ended 10/31/2009	11.19	0.23	0.54	0.77	(0.32)	–
Year Ended 10/31/2008	18.07	0.30	(6.10)	(5.80)	(0.27)	(0.81)
Year Ended 10/31/2007	16.98	0.28	2.01	2.29	(0.25)	(0.95)
Year Ended 10/31/2006	14.60	0.25	2.59	2.84	(0.25)	(0.21)
Year Ended 10/31/2005	13.20	0.17	1.32	1.49	(0.09)	–
LARGE CAP STOCK FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	18.87	0.02	2.62	2.64	(0.10)	–
Year Ended 10/31/2009	17.67	0.15	1.31	1.46	(0.26)	–
Year Ended 10/31/2008	31.33	0.24	(10.28)	(10.04)	(0.23)	(3.39)
Year Ended 10/31/2007	28.61	0.33	3.87	4.20	(0.27)	(1.21)
Year Ended 10/31/2006	25.93	0.25	2.88	3.13	(0.17)	(0.28)
Year Ended 10/31/2005	23.93	0.24	1.91	2.15	(0.15)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	19.02	0.07	2.66	2.73	(0.21)	–
Year Ended 10/31/2009	17.84	0.25	1.31	1.56	(0.38)	–
Year Ended 10/31/2008	31.59	0.35	(10.35)	(10.00)	(0.36)	(3.39)
Year Ended 10/31/2007	28.84	0.42	3.93	4.35	(0.39)	(1.21)
Year Ended 10/31/2006	26.13	0.33	2.95	3.28	(0.29)	(0.28)
Year Ended 10/31/2005	24.06	0.33	1.95	2.28	(0.21)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS/SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.01)	$4.84	13.88%	$129.8	1.18%	(0.21)%	1.63%	(0.66)%	103%
–	4.26	15.45%	118.7	1.17%	0.17%	1.79%	(0.44)%	221%
(0.43)	3.69	(39.08)%	89.0	1.17%	(0.01)%	1.48%	(0.32)%	188%
–	6.52	22.86%	157.3	1.01%	0.09%	1.48%	(0.39)%	168%
–	5.31	8.46%	134.0	0.76%	0.26%	1.57%	(0.55)%	138%
–	4.90	10.16%	130.9	0.87%	0.37%	1.68%	(0.44)%	106%

(0.02)	5.16	14.19%	199.7	0.84%	0.13%	0.84%	0.13%	103%
(0.01)	4.54	15.72%	173.6	0.84%	0.56%	0.84%	0.56%	221%
(0.46)	3.94	(38.86)%	216.4	0.80%	0.36%	0.81%	0.35%	188%
(0.04)	6.93	23.45%	418.3	0.60%	0.48%	0.81%	0.26%	168%
(0.03)	5.65	9.21%	204.8	0.03%	0.97%	0.84%	0.16%	138%
(0.01)	5.20	11.01%	31.3	0.07%	1.21%	0.89%	0.39%	106%

(0.14)	13.05	14.31%	194.7	1.10%	0.86%	1.10%	0.86%	70%
(0.24)	11.55	6.54%	179.6	1.17%	1.48%	1.18%	1.48%	105%
(1.00)	11.10	(34.17)%	187.4	1.01%	1.71%	1.02%	1.71%	49%
(1.12)	17.92	13.63%	336.9	0.98%	1.28%	0.99%	1.27%	37%
(0.38)	16.85	19.32%	332.1	1.00%	1.28%	1.02%	1.26%	45%
(0.06)	14.49	10.64%	321.2	1.03%	1.15%	1.04%	1.14%	53%

(0.21)	13.12	14.67%	332.4	0.53%	1.41%	0.53%	1.41%	70%
(0.32)	11.64	7.32%	273.5	0.52%	2.10%	0.52%	2.10%	105%
(1.08)	11.19	(33.88)%	268.9	0.50%	2.21%	0.50%	2.21%	49%
(1.20)	18.07	14.19%	312.9	0.50%	1.73%	0.51%	1.72%	37%
(0.46)	16.98	19.92%	163.9	0.50%	1.72%	0.52%	1.70%	45%
(0.09)	14.60	11.29%	48.1	0.51%	1.60%	0.53%	1.59%	53%

(0.10)	21.41	14.04%	1,699.3	1.12%	0.19%	1.12%	0.19%	98%
(0.26)	18.87	8.55%	1,579.3	1.20%	0.82%	1.20%	0.82%	149%
(3.62)	17.67	(35.72)%	1,658.8	1.03%	1.03%	1.04%	1.03%	93%
(1.48)	31.33	15.29%	3,029.0	1.00%	1.09%	1.00%	1.09%	103%
(0.45)	28.61	12.18%	3,107.2	1.00%	0.88%	1.00%	0.88%	67%
(0.15)	25.93	9.00%	3,332.0	1.00%	0.93%	1.01%	0.92%	46%
(0.21)	21.54	14.40%	188.6	0.61%	0.71%	0.61%	0.71%	98%

(0.38)	19.02	9.15%	174.2	0.62%	1.39%	0.62%	1.39%	149%
(3.75)	17.84	(35.42)%	164.2	0.57%	1.49%	0.57%	1.48%	93%
(1.60)	31.59	15.78%	369.3	0.56%	1.46%	0.56%	1.46%	103%
(0.57)	28.84	12.72%	245.7	0.56%	1.31%	0.56%	1.31%	67%
(0.21)	26.13	9.47%	146.0	0.55%	1.33%	0.56%	1.33%	46%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$10.20	$0.06	$1.35	$1.41	$(0.07)	$–
Year Ended 10/31/2009	8.91	0.14	1.30	1.44	(0.15)	–
Year Ended 10/31/2008	13.64	0.23	(3.89)	(3.66)	(0.23)	(0.84)
Year Ended 10/31/2007	12.95	0.24	1.29	1.53	(0.22)	(0.62)
Year Ended 10/31/2006	12.18	0.21	1.09	1.30	(0.21)	(0.32)
Year Ended 10/31/2005	11.81	0.20	0.57	0.77	(0.22)	(0.18)
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	10.19	0.09	1.34	1.43	(0.10)	–
Year Ended 10/31/2009	8.90	0.19	1.30	1.49	(0.20)	–
Year Ended 10/31/2008	13.63	0.28	(3.88)	(3.60)	(0.29)	(0.84)
Year Ended 10/31/2007	12.93	0.30	1.30	1.60	(0.28)	(0.62)
Year Ended 10/31/2006	12.17	0.27	1.08	1.35	(0.27)	(0.32)
Year Ended 10/31/2005	11.80	0.26	0.56	0.82	(0.27)	(0.18)
HIGH YIELD FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	4.47	0.18	0.24	0.42	(0.18)	–
Year Ended 10/31/2009	3.59	0.36	0.87	1.23	(0.35)	–
Year Ended 10/31/2008	5.03	0.36	(1.43)	(1.07)	(0.37)	–
Year Ended 10/31/2007	5.08	0.38	(0.05)	0.33	(0.38)	–
Year Ended 10/31/2006	5.03	0.38	0.05	0.43	(0.38)	–
Year Ended 10/31/2005	5.24	0.38	(0.20)	0.18	(0.39)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	4.47	0.19	0.24	0.43	(0.19)	–
Year Ended 10/31/2009	3.59	0.38	0.87	1.25	(0.37)	–
Year Ended 10/31/2008	5.04	0.38	(1.44)	(1.06)	(0.39)	–
Year Ended 10/31/2007	5.09	0.40	(0.04)	0.36	(0.41)	–
Year Ended 10/31/2006	5.03	0.41	0.06	0.47	(0.41)	–
Year Ended 10/31/2005	5.24	0.41	(0.21)	0.20	(0.41)	–
MUNICIPAL BOND FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	11.15	0.24	0.10	0.34	(0.24)	–
Year Ended 10/31/2009	10.37	0.48	0.79	1.27	(0.48)	(0.01)
Year Ended 10/31/2008	11.16	0.48	(0.79)	(0.31)	(0.48)	–
Year Ended 10/31/2007	11.39	0.49	(0.23)	0.26	(0.49)	–
Year Ended 10/31/2006	11.31	0.50	0.08	0.58	(0.50)	–
Year Ended 10/31/2005	11.56	0.50	(0.25)	0.25	(0.50)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	11.15	0.25	0.10	0.35	(0.25)	–
Year Ended 10/31/2009	10.36	0.51	0.80	1.31	(0.51)	(0.01)
Year Ended 10/31/2008	11.16	0.51	(0.80)	(0.29)	(0.51)	–
Year Ended 10/31/2007	11.39	0.53	(0.23)	0.30	(0.53)	–
Year Ended 10/31/2006	11.31	0.54	0.08	0.62	(0.54)	–
Year Ended 10/31/2005	11.55	0.53	(0.24)	0.29	(0.53)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.07)	$11.54	13.87%	$155.1	1.17%	1.16%	1.18%	1.16%	114%
(0.15)	10.20	16.42%	144.0	1.23%	1.55%	1.24%	1.54%	264%
(1.07)	8.91	(28.76)%	143.0	1.09%	1.96%	1.11%	1.94%	176%
(0.84)	13.64	12.39%	237.0	1.07%	1.83%	1.09%	1.81%	176%
(0.53)	12.95	10.97%	251.6	1.07%	1.67%	1.09%	1.65%	215%
(0.40)	12.18	6.56%	276.1	1.07%	1.62%	1.09%	1.60%	231%

(0.10)	11.52	14.07%	58.5	0.67%	1.66%	0.67%	1.66%	114%
(0.20)	10.19	17.12%	54.2	0.66%	2.11%	0.67%	2.10%	264%
(1.13)	8.90	(28.43)%	50.7	0.61%	2.44%	0.63%	2.41%	176%
(0.90)	13.63	13.00%	83.8	0.61%	2.29%	0.63%	2.27%	176%
(0.59)	12.93	11.41%	86.3	0.61%	2.13%	0.63%	2.12%	215%
(0.45)	12.17	7.07%	98.4	0.59%	2.11%	0.62%	2.09%	231%

(0.18)	4.71	9.67%	427.9	0.88%	8.13%	0.88%	8.13%	37%
(0.35)	4.47	36.32%	403.7	0.93%	9.24%	0.93%	9.24%	54%
(0.37)	3.59	(22.70)%	318.8	0.87%	7.81%	0.88%	7.79%	51%
(0.38)	5.03	6.72%	486.2	0.86%	7.50%	0.87%	7.49%	72%
(0.38)	5.08	8.96%	533.7	0.88%	7.62%	0.89%	7.60%	63%
(0.39)	5.03	3.54%	563.0	0.87%	7.45%	0.88%	7.43%	54%

(0.19)	4.71	9.89%	272.9	0.47%	8.54%	0.47%	8.54%	37%
(0.37)	4.47	36.96%	230.9	0.46%	9.57%	0.46%	9.57%	54%
(0.39)	3.59	(22.52)%	129.4	0.44%	8.31%	0.45%	8.30%	51%
(0.41)	5.04	7.16%	62.1	0.44%	7.92%	0.46%	7.90%	72%
(0.41)	5.09	9.63%	82.3	0.45%	8.07%	0.46%	8.06%	63%
(0.41)	5.03	3.97%	15.2	0.46%	7.88%	0.47%	7.87%	54%

(0.24)	11.25	3.07%	1,313.3	0.77%	4.29%	0.77%	4.29%	5%
(0.49)	11.15	12.48%	1,246.5	0.78%	4.43%	0.78%	4.43%	8%
(0.48)	10.37	(2.92)%	1,104.8	0.78%	4.36%	0.78%	4.36%	9%
(0.49)	11.16	2.39%	1,145.8	0.78%	4.40%	0.78%	4.40%	7%
(0.50)	11.39	5.28%	1,201.2	0.78%	4.46%	0.78%	4.46%	14%
(0.50)	11.31	2.17%	1,242.4	0.78%	4.31%	0.78%	4.31%	8%

(0.25)	11.25	3.21%	87.9	0.50%	4.56%	0.50%	4.56%	5%
(0.52)	11.15	12.90%	86.4	0.50%	4.69%	0.50%	4.69%	8%
(0.51)	10.36	(2.71)%	35.1	0.47%	4.69%	0.47%	4.69%	9%
(0.53)	11.16	2.68%	17.4	0.49%	4.70%	0.49%	4.70%	7%
(0.54)	11.39	5.59%	12.2	0.49%	4.75%	0.49%	4.75%	14%
(0.53)	11.31	2.56%	8.4	0.48%	4.64%	0.48%	4.64%	8%
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
INCOME FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$8.12	$0.20	$0.36	$0.56	$(0.20)	$–
Year Ended 10/31/2009	6.92	0.40	1.21	1.61	(0.41)	–
Year Ended 10/31/2008	8.50	0.42	(1.57)	(1.15)	(0.43)	–
Year Ended 10/31/2007	8.59	0.43	(0.10)	0.33	(0.42)	–
Year Ended 10/31/2006	8.56	0.41	0.03	0.44	(0.41)	–
Year Ended 10/31/2005	8.86	0.37	(0.30)	0.07	(0.37)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	8.12	0.22	0.35	0.57	(0.22)	–
Year Ended 10/31/2009	6.91	0.43	1.22	1.65	(0.44)	–
Year Ended 10/31/2008	8.49	0.45	(1.57)	(1.12)	(0.46)	–
Year Ended 10/31/2007	8.58	0.47	(0.11)	0.36	(0.45)	–
Year Ended 10/31/2006	8.55	0.44	0.03	0.47	(0.44)	–
Year Ended 10/31/2005	8.85	0.40	(0.29)	0.11	(0.41)	–
CORE BOND FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	9.36	0.19	0.38	0.57	(0.19)	–
Year Ended 10/31/2009	8.36	0.37	1.02	1.39	(0.39)	–
Year Ended 10/31/2008	9.77	0.45	(1.40)	(0.95)	(0.46)	–
Year Ended 10/31/2007	9.90	0.46	(0.15)	0.31	(0.44)	–
Year Ended 10/31/2006	9.89	0.44	0.02	0.46	(0.45)	–
Year Ended 10/31/2005	10.27	0.39	(0.36)	0.03	(0.41)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	9.36	0.21	0.38	0.59	(0.21)	–
Year Ended 10/31/2009	8.36	0.40	1.02	1.42	(0.42)	–
Year Ended 10/31/2008	9.78	0.48	(1.41)	(0.93)	(0.49)	–
Year Ended 10/31/2007	9.91	0.49	(0.13)	0.36	(0.49)	–
Year Ended 10/31/2006	9.90	0.48	0.02	0.50	(0.49)	–
Year Ended 10/31/2005	10.27	0.43	(0.34)	0.09	(0.46)	–
GOVERNMENT BOND FUND
Class A Shares
Year Ended 4/30/2010 (unaudited) (c)	10.00	0.02	–	0.02	(0.02)	–
Institutional Class Shares
Year Ended 4/30/2010 (unaudited) (c)	10.00	0.03	–	0.03	(0.03)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Since fund inception, February 26, 2010.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$8.48	7.03%	$383.2	0.81%	4.91%	0.81%	4.90%	68%
(0.41)	8.12	24.03%	365.9	0.84%	5.53%	0.85%	5.53%	173%
(0.43)	6.92	(14.19)%	326.2	0.80%	5.16%	0.81%	5.15%	160%
(0.42)	8.50	3.90%	433.0	0.80%	5.06%	0.81%	5.05%	236%
(0.41)	8.59	5.25%	470.5	0.81%	4.78%	0.82%	4.76%	303%
(0.37)	8.56	0.82%	532.3	0.80%	4.22%	0.81%	4.20%	245%

(0.22)	8.47	7.12%	342.6	0.40%	5.32%	0.40%	5.32%	68%
(0.44)	8.12	24.76%	383.1	0.39%	5.98%	0.40%	5.97%	173%
(0.46)	6.91	(13.85)%	318.5	0.39%	5.58%	0.40%	5.57%	160%
(0.45)	8.49	4.32%	368.9	0.39%	5.51%	0.40%	5.50%	236%
(0.44)	8.58	5.68%	167.0	0.40%	5.30%	0.41%	5.29%	303%
(0.41)	8.55	1.22%	46.7	0.40%	4.64%	0.41%	4.62%	245%

(0.19)	9.74	6.21%	234.8	0.86%	4.06%	0.98%	3.94%	155%
(0.39)	9.36	17.12%	231.4	0.89%	4.35%	1.01%	4.24%	409%
(0.46)	8.36	(10.13)%	223.5	0.83%	4.77%	0.95%	4.65%	344%
(0.44)	9.77	3.24%	295.1	0.93%	4.62%	0.95%	4.60%	381%
(0.45)	9.90	4.75%	343.1	0.93%	4.44%	0.95%	4.42%	394%
(0.41)	9.89	0.31%	421.2	0.91%	3.84%	0.94%	3.82%	368%

(0.21)	9.74	6.38%	52.7	0.53%	4.41%	0.55%	4.39%	155%
(0.42)	9.36	17.54%	64.0	0.53%	4.71%	0.54%	4.69%	409%
(0.49)	8.36	(9.92)%	65.0	0.50%	5.12%	0.52%	5.10%	344%
(0.49)	9.78	3.68%	83.8	0.51%	5.00%	0.53%	4.98%	381%
(0.49)	9.91	5.20%	49.0	0.51%	4.86%	0.53%	4.85%	394%
(0.46)	9.90	0.84%	52.9	0.49%	4.17%	0.51%	4.15%	368%
(0.02)	10.00	0.24%	0.9	0.95%	1.58%	1.31%	1.22%	58%
(0.03)	10.00	0.29%	101.8	0.65%	1.86%	0.77%	1.75%	58%

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
LIMITED MATURITY BOND FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	$12.24	$0.20	$0.21	$0.41	$(0.20)	$–
Year Ended 10/31/2009	11.40	0.46	0.83	1.29	(0.45)	–
Year Ended 10/31/2008	12.53	0.52	(1.13)	(0.61)	(0.52)	–
Year Ended 10/31/2007	12.58	0.57	(0.06)	0.51	(0.56)	–
Year Ended 10/31/2006	12.58	0.50	–	0.50	(0.50)	–
Year Ended 10/31/2005	12.91	0.41	(0.30)	0.11	(0.41)	(0.03)
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	12.23	0.22	0.21	0.43	(0.22)	–
Year Ended 10/31/2009	11.40	0.50	0.82	1.32	(0.49)	–
Year Ended 10/31/2008	12.53	0.56	(1.13)	(0.57)	(0.56)	–
Year Ended 10/31/2007	12.58	0.61	(0.06)	0.55	(0.60)	–
Year Ended 10/31/2006	12.58	0.56	–	0.56	(0.56)	–
Year Ended 10/31/2005	12.91	0.47	(0.30)	0.17	(0.47)	(0.03)
MONEY MARKET FUND
Class A Shares
Period Ended 4/30/2010 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–
Year Ended 10/31/2005	1.00	0.02	–	0.02	(0.02)	–
Institutional Class Shares
Period Ended 4/30/2010 (unaudited)	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–
Year Ended 10/31/2008	1.00	0.03	–	0.03	(0.03)	–
Year Ended 10/31/2007	1.00	0.05	–	0.05	(0.05)	–
Year Ended 10/31/2006	1.00	0.04	–	0.04	(0.04)	–
Year Ended 10/31/2005	1.00	0.03	–	0.03	(0.03)	–

(a) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

* All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – (continued)

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$12.45	3.40%	$203.8	0.65%	3.31%	0.66%	3.31%	74%
(0.45)	12.24	11.62%	128.1	0.73%	3.98%	0.73%	3.98%	164%
(0.52)	11.40	(5.03)%	90.5	0.68%	4.22%	0.70%	4.20%	113%
(0.56)	12.53	4.10%	112.0	0.73%	4.52%	0.74%	4.50%	130%
(0.50)	12.58	4.07%	114.8	0.85%	3.99%	0.86%	3.98%	145%
(0.44)	12.58	0.89%	131.3	0.86%	3.25%	0.88%	3.24%	295%

(0.22)	12.44	3.55%	491.3	0.37%	3.62%	0.37%	3.61%	74%
(0.49)	12.23	11.93%	455.6	0.37%	4.35%	0.38%	4.35%	164%
(0.56)	11.40	(4.71)%	376.9	0.35%	4.56%	0.36%	4.54%	113%
(0.60)	12.53	4.47%	303.7	0.36%	4.91%	0.38%	4.89%	130%
(0.56)	12.58	4.55%	148.3	0.38%	4.58%	0.39%	4.57%	145%
(0.50)	12.58	1.36%	37.4	0.41%	3.78%	0.42%	3.77%	295%

–	1.00	–%	830.3	0.26%	0.00%	0.87%	(0.60)%	N/A
(0.01)	1.00	0.61%	1,017.3	0.60%	0.63%	0.83%	0.40%	N/A
(0.03)	1.00	3.21%	1,306.0	0.54%	3.14%	0.74%	2.94%	N/A
(0.05)	1.00	4.92%	1,183.9	0.58%	4.83%	0.78%	4.63%	N/A
(0.04)	1.00	4.26%	864.3	0.71%	4.22%	0.89%	4.04%	N/A
(0.02)	1.00	2.12%	661.3	0.84%	2.08%	0.94%	1.98%	N/A

–	1.00	–%	22.7	0.27%	0.00%	0.52%	(0.24)%	N/A
(0.01)	1.00	0.80%	68.4	0.40%	0.93%	0.50%	0.83%	N/A
(0.03)	1.00	3.41%	223.3	0.35%	3.45%	0.45%	3.36%	N/A
(0.05)	1.00	5.16%	425.0	0.36%	5.05%	0.46%	4.95%	N/A
(0.04)	1.00	4.59%	341.1	0.39%	4.51%	0.49%	4.42%	N/A
(0.03)	1.00	2.56%	283.1	0.40%	2.56%	0.50%	2.46%	N/A

(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

** Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 10, 2009, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The costs of services provided and profits realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Funds grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 8, August 25 and November 10, 2009 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, changes in staff, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Independent Trustees relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.

Additional Information

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2009, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at the meetings. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading, and, in certain cases, distribution or service fees related to Funds’ sales. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and, in light of the economic downturn, retention of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a positive factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund, to the extent applicable, over the one-, three- and five-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2009, 47% of the internally managed Funds and 50% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of the Thrivent funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability

The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that 80% of the Funds, representing 67% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 80% of the Funds, representing 74.8% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis.

The Board considered the allocations of the Adviser’s costs to the Funds. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations.

Additional Information

(unaudited)

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, taking into consideration the expense reimbursements and waivers in effect.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable. With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Trustees considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser, and that the Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Trustees considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Trustees also considered management’s view that it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

The Trustees considered information provided by the Adviser related to fee rates, fee breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. The Adviser noted that 52% of the Funds, representing 48.8% of total Trust assets, had net operating expenses at or below the median of their peer groups. It was noted, however, that peer group expense comparisons were particularly difficult during this fiscal year because market volatility had led to significant declines in assets under management of nearly all the Funds and that the peer groups’ expense data was available only with a time lag over a review period that may have differed from the time period used for the Funds.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Thrivent Mutual Funds

Supplements to Prospectus dated February 26, 2010

With respect to

Thrivent Partner Worldwide Allocation Fund and

Thrivent Partner International Stock Fund

Class A Shares and Institutional Class Shares

The summary section of the prospectus for Thrivent Partner Worldwide Allocation Fund is amended. The description under “Portfolio Manager(s)” of the portfolio managers for Principal Global Investors, LLC is deleted and replaced with the following:

Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Partner Worldwide Allocation Fund since 2010 and 2008, respectively, and the Partner International Stock Fund since 2010 and 2007, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The “Portfolio Management” section of the prospectus is also amended. The description of the portfolio managers for Principal Global Investors, LLC under Thrivent Partner Worldwide Allocation Fund is deleted and replaced with the following:

Mark R. Nebelung, CFA and John Pihlblad, CFA have served as portfolio co-managers for the Principal portion of the Partner Worldwide Allocation Fund since 2010 and 2008, respectively, and the Partner International Stock Fund since 2010 and 2007, respectively. Mr. Nebelung has co-portfolio management responsibilities of Principal’s international growth and global growth equity strategies, oversees Principal’s investment research in Japan and manages Principal’s Japanese and Pan Asian strategies. He has been with Principal since 1997. Mr. Pihlblad is a senior investment officer at Principal and led the development of Principal’s proprietary Global Research Platform. He has been with Principal since 2000.

The date of this Supplement is April 14, 2010.

Please include this Supplement with your Prospectus.

*    *    *

With respect to Thrivent Large Cap Stock Fund

Class A Shares and Institutional Class Shares

The summary section of the prospectus for Thrivent Large Cap Stock Fund is amended. The description under “Portfolio Manager(s)” is deleted and replaced with the following:

Matthew D. Finn, CFA, David E. Heupel, and Michael A. Binger have served as portfolio managers of the Fund since 2007, 2010 and 2010, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Heupel had previously served as an associate and senior portfolio manager since he joined Thrivent in 2004. Mr. Binger has been with Thrivent since 1987 and served as an associate and senior portfolio manager since 2004.

The “Portfolio Management” section of the prospectus is also amended. The description under Thrivent Large Cap Stock Fund is deleted and replaced with the following:

Matthew D. Finn, CFA, David E. Heupel, and Michael A. Binger have served as portfolio managers of the Fund since 2007, 2010 and 2010, respectively. Mr. Finn has served as a portfolio manager since 2004, when he joined Thrivent. Mr. Heupel had previously served as an associate and senior portfolio manager since he joined Thrivent in 2004. Mr. Binger has been with Thrivent since 1987 and served as an associate and senior portfolio manager since 2004.

The date of this Supplement is April 14, 2010.

Please include this Supplement with your Prospectus.

Thrivent Mutual Funds

Supplement to Prospectus dated February 26, 2010

With respect to Thrivent Money Market Fund Class A Shares and Institutional Class Shares

The Principal Strategies sections for the Thrivent Money Market Fund in the summary and non-summary sections of the prospectus are replaced with the following:

The Fund tries to produce current income while maintaining liquidity by investing in high quality, short-term money market instruments, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes and U.S. Treasury Bills. The Fund’s Adviser looks for prime commercial paper issued by corporations that it believes are financially sound, have strong cash flows and solid capital levels, are leaders in their industry and have experienced management.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine which money market instruments to buy and sell.

The Adviser manages the Fund subject to strict rules established by the Securities and Exchange Commission that are designed so that the Fund may maintain a stable $1.00 share price. Those rules generally require the Fund, among other things, to invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the rules require the Fund to maintain a weighted average maturity of not more than 60 days and a weighted average life of not more than 120 days.

Under these rules, at least 97% of the Fund’s total assets must be invested in “first tier” securities. First-tier securities generally must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality). First-tier securities include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

The remainder of the Fund’s assets will be invested in securities rated within the two highest rating categories by at least two rating agencies (or one, if only one agency has rated the security or, if the securities are unrated, determined to be of comparable quality) or kept in cash.

The date of this Supplement is June 30, 2010.

Please include this Supplement with your Prospectus.

We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com/preferences and receive your annual and semiannual reports and prospectus electronically.

625 Fourth Ave. S., Minneapolis, MN 55415-1665

Thrivent.com • 800-THRIVENT (800-847-4836)

23459SAR R6-10

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 28, 2010	THRIVENT MUTUAL FUNDS

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 28, 2010	By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Date: June 28, 2010	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer